File Numbers 333-183590, 811-22093
================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM N-6

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]


                           POST-EFFECTIVE AMENDMENT 5


                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                             Amendment Number 43


           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                              (Name of Depositor)

                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
              (Depositor's Telephone Number, including Area Code)

                           Gary R. Christensen, Esq.

              Senior Vice President, General Counsel and Secretary

                        Minnesota Life Insurance Company
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Thomas E. Bisset, Esq.
                        Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                          Washington, D.C.  20004-2415

It is proposed that this filing will become effective (check appropriate box):

   [_] immediately upon filing pursuant to paragraph (b) of Rule 485


   [X] on November 21, 2014 pursuant to paragraph (b) of Rule 485


   [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


   [_] on (date) pursuant to paragraph (a)(1)of Rule 485


If appropriate, check the following:

   [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Variable Universal Life Insurance
Policies.
================================================================================

                       MINNESOTA LIFE INSURANCE COMPANY

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      SUPPLEMENT DATED NOVEMBER 21, 2014

                                    TO THE
      PROSPECTUS FOR ML PREMIER VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                              (DATED MAY 1, 2014)

The purpose of this supplement to the Prospectus is to make an optional agreement available to the ML Premier Variable Universal Life Insurance Policy. The optional policy feature is called the Premium Deposit Account (PDA) Agreement, which allows you to pay your annual Planned Premium for a period of two to ten years by giving us up to three lump sum payments. The amounts given to us are held in our General Account and we will pay you interest at a minimum rate of 0.50%. We may pay higher rates of interest on amounts held under the PDA Agreement. You can surrender the PDA Agreement at any time. You should consider adding the PDA Agreement to your Policy if you want to only make three or fewer payments during the life of the Policy and would like us to automatically pay your Policy premiums for the periods you elect.

The corresponding sections of the Prospectus dated May 1, 2014 are revised, replaced or added, as applicable, as follows:

The second paragraph under the section entitled "What are some of the benefits of the Policy?" on page 1 of the prospectus is changed in its entirety to read as follows:

We offer thirteen Agreements that provide supplemental insurance benefits under the Policy: Accelerated Benefit Agreement, Early Values Agreement, Children's Term Agreement, Guaranteed Income Agreement, Guaranteed Insurability Option, Income Protection Agreement, Inflation Agreement, Long Term Care Agreement, Overloan Protection Agreement, Premium Deposit Account Agreement, Term Insurance Agreement, Waiver of Charges Agreement and Waiver of Premium Agreement. There is no charge for either the Accelerated Benefit Agreement or the Premium Deposit Account Agreement. The Agreements may not be available in all states.

The following paragraph should be inserted after the fourth paragraph under the section entitled "Policy Premiums" beginning on page 31 of the prospectus.

You may also pay your Planned Premium using the Premium Deposit Account Agreement. Under the Premium Deposit Account Agreement, you can make up to three payments that will be held in a Premium Deposit Account, a part of our General Account, and use those payments and interest credited on those payments to pay your Planned Premiums for up to ten years from the date of the payment. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50% (the "PDA Minimum Rate") on each payment to the Premium Deposit Account. The PDA Minimum Rate will be in effect for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on a payment to the Premium Deposit Account. We will send you a confirmation for each deposit you make to the Premium Deposit Account. The confirmation will indicate the annual rate of interest that is in effect for that deposit. For more information about the Premium Deposit Account Agreement see "Supplemental Agreements-- Premium Deposit Account Agreement."

The following paragraph should be inserted at the end of the section entitled "Supplemental Agreements" beginning on page 58 of the prospectus.

PREMIUM DEPOSIT AGREEMENT. The Premium Deposit Agreement allows you to send us up to three payments to pay your annual premium for a period of two to ten years. The payments will be held in a Premium Deposit Account, a part of our General Account, and interest will be credited on those payments. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50%, the PDA Minimum Rate, on each


PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

F82215 11-2014
payment to the Premium Deposit Account for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on payments to the Premium Deposit Account for the duration the payment remains in the Account. We will provide you with the current Premium Deposit Account interest rate upon request.

Each year, we will withdrawal a portion of the payment(s) held in a Premium Deposit Account and pay from our General Account interest credited on that amount to pay your annual premium. Amounts held in the Premium Deposit Account may only be used to pay Policy premiums.

When you add the Premium Deposit Agreement to your Policy, we will send you a confirmation showing the annual withdrawal from the Premium Deposit Agreement account and the interest we will credit on that amount. The following example demonstrates how the Premium Deposit Agreement works:

The policy owner requests the Premium Deposit Account and wishes to have 10 annual premium payments of $10,000 each. Assuming an interest rate of 2.75%, we would require a deposit into the Premium Deposit Account of $78, 776.78. The initial $10,000 premium payment would need to be made in addition to the deposit into the Premium Deposit Account. The following chart depicts the withdrawals and interest earned for each Premium payment made from the Premium Deposit Amount:

        ANNUAL PREMIUM ANNUAL PREMIUM AMOUNT WITHDRAWN TAXABLE INTEREST
         PAYMENT YEAR    TO BE PAID       FROM PDA          EARNED
        -------------- -------------- ---------------- ----------------
              2          $10,000.00      $9,732.36          $267.64
              3          $10,000.00      $9,471.88          $528.12
              4          $10,000.00      $9,218.38          $781.62
              5          $10,000.00      $8,971.66        $1,028.34
              6          $10,000.00      $8,731.54        $1,268.46
              7          $10,000.00      $8,497.85        $1,502.15
              8          $10,000.00      $8,270.41        $1,729.59
              9          $10,000.00      $8,049.06        $1,950.94
              10         $10,000.00      $7,833.64        $2,166.36

On the first Policy Anniversary (the second Annual Premium Payment Year), we would withdraw $9,732.36 from the Premium Deposit Account and credit $267.64 in interest from our General Account to pay the annual premium of $10,000 ($9,732.36 + $267.64 = 10,000). The interest of $267.64 will be reported to the policy owner as taxable on an IRS Form 1099-INT.


If you request a surrender of any amount held by us under the Premium Deposit Agreement, we will treat it as a request to surrender the Agreement and will refund all of the remaining balance in the Premium Deposit Account to you along with interest credited at the PDA Minimum Rate for the portion of each payment remaining in the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the last premium payment was made from the Premium Deposit Account.

If the insured dies while the Policy and the Premium Deposit Account are in force, we will pay the Death Benefit payable under the Policy as well as any remaining balance in the Premium Deposit Account. We will pay you interest on that remaining balance, using the then current interest rate for the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the last premium payment was made from the Premium Deposit Account.


The Premium Deposit Agreement is available at issue without underwriting and is available after the Policy is issued. You should consider adding this Agreement to your Policy if you want to only make three or fewer payments during the life of the Policy and would like us to automatically pay your Policy premiums for the periods you elect. There is no charge for this Agreement.

PROSPECTUS

ML PREMIER VARIABLE UNIVERSAL LIFE
MINNESOTA LIFE INSURANCE COMPANY
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

VARIABLE UNIVERSAL LIFE INSURANCE POLICY WITH FIXED INDEXED ACCOUNT OPTIONS

   This prospectus describes a Variable Universal Life Insurance Policy with Fixed Indexed Account Options (the "Policy") issued by Minnesota Life Insurance Company ("Minnesota Life," "we," "us," or "our"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial adviser.

   You can allocate your Policy's accumulation value to one or more Sub-Accounts of the Minnesota Life Individual Variable Universal Life Account (the "Variable Account"), each of which invests exclusively in one of the Portfolios listed below. The value of your investment in the Variable Account will vary with the investment experience of the Sub-Accounts you select. You can also allocate your Policy's accumulation value to the Guaranteed Interest Account, which credits a specific rate of interest and is part of Minnesota Life's General Account, or to one or all of four Fixed Indexed Accounts, Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account, each of which credits interest based in part upon changes in the Standard & Poor's 500(R) Composite Stock Price Index ("Index" or "S&P 500(R)"). Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account are also part of Minnesota Life's General Account. NEITHER THE POLICY NOR INDEXED ACCOUNT A, INDEXED ACCOUNT B, OPTIMIZER 1 INDEXED ACCOUNT AND OPTIMIZER 2 INDEXED ACCOUNT REPRESENT AN INVESTMENT IN THE STOCK MARKET OR ANY SECURITIES INDEX.

THE FOLLOWING PORTFOLIOS ARE AVAILABLE UNDER THE POLICY:


[LOGO] Advantus/(R)/ CAPITAL MANAGEMENT

SECURIAN FUNDS TRUST
..SFT ADVANTUS BOND FUND -- CLASS 1 SHARES
..SFT ADVANTUS INDEX 400 MID-CAP FUND -- CLASS 1 SHARES
..SFT ADVANTUS INDEX 500 FUND -- CLASS 1 SHARES
..SFT ADVANTUS REAL ESTATE SECURITIES FUND -- CLASS 1 SHARES

[LOGO](R) FRANKLIN TEMPLETON
             INVESTMENTS



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
..FRANKLIN SMALL CAP VALUE VIP FUND -- CLASS 1 SHARES

[LOGO] i.b.botson.
       ETF allocation
           series.....

ALPS VARIABLE INVESTMENT TRUST
..IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES* ..IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES* ..IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES* ..IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
..IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES* *THESE PORTFOLIOS ARE STRUCTURED AS FUND OF FUNDS THAT INVEST DIRECTLY IN
 SHARES OF UNDERLYING FUNDS. SEE THE SECTION ENTITLED "GENERAL DESCRIPTIONS -- THE FUNDS" FOR ADDITIONAL INFORMATION.

[LOGO] IVY FUNDS
Variable Insurance Portfolios



IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
..IVY FUNDS VIP ASSET STRATEGY


VANGUARD(R) VARIABLE INSURANCE FUND

VANGUARD AND THE SHIP LOGO ARE TRADEMARKS OF THE VANGUARD GROUP, INC. ..INTERNATIONAL PORTFOLIO
..SMALL COMPANY GROWTH PORTFOLIO

PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

      .  are not guaranteed to achieve their goals;
      .  are not federally insured;
      . are not endorsed by any bank or government agency; and . are subject to risks, including loss of the amount invested.

A PROSPECTUS FOR EACH OF THE PORTFOLIOS AVAILABLE THROUGH THE VARIABLE ACCOUNT MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY BEFORE INVESTING AND SAVE THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE POLICY, THE GUARANTEED INTEREST ACCOUNT, INDEXED ACCOUNT A, INDEXED ACCOUNT B, OPTIMIZER 1 INDEXED ACCOUNT OR OPTIMIZER 2 INDEXED ACCOUNT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

[LOGO] MINNESOTA LIFE
400 ROBERT STREET NORTH . ST. PAUL, MINNESOTA 55101-2098
PH 651-665-3500 . HTTP:/WWW.MINNESOTALIFE.COM

DATED: MAY 1, 2014

TABLE OF CONTENTS

SUMMARY OF BENEFITS AND RISKS                                                                   1

FEE TABLES                                                                                      6

GENERAL DESCRIPTIONS                                                                           14
     Minnesota Life Insurance Company                                                          14
     Individual Variable Universal Life Account                                                14
     The Funds                                                                                 15
     Additions, Deletions or Substitutions                                                     16
     The Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and
       the Fixed Loan Account                                                                  17
     Payments Made by Underlying Mutual Funds                                                  27

INFORMATION ABOUT THE POLICY                                                                   28
     Variable Universal Life Insurance                                                         28
     Policy Changes                                                                            28
     Applications and Policy Issue                                                             30
     Policy Premiums                                                                           31
     Free Look                                                                                 33
     Accumulation Value                                                                        33
     Transfers                                                                                 36

DEATH BENEFIT                                                                                  41
     Death Benefit Proceeds                                                                    41
     Death Benefit Options                                                                     42
     Effect of Partial Surrenders on the Death Benefit                                         45
     Choosing Death Benefit Options                                                            45
     Changing the Death Benefit Option                                                         45
     Increasing/Decreasing the Face Amount                                                     45
     Settlement Options                                                                        46
     Policy Loans                                                                              47
     Surrender                                                                                 51
     Partial Surrender                                                                         51
     Policy Charges                                                                            53
     Other Policy Provisions                                                                   57
     Supplemental Agreements                                                                   58

OTHER MATTERS                                                                                  69
     Federal Tax Status                                                                        69
     Tax Treatment of Policy Benefits                                                          70
     Voting Rights                                                                             75
     Compensation Paid for the Sale of Policies                                                75
     Legal Proceedings                                                                         77
     Financial Statements                                                                      77
     Registration Statement                                                                    77

STATEMENT OF ADDITIONAL INFORMATION                                                            77

APPENDIX -- GLOSSARY                                                                          A-1

SUMMARY OF BENEFITS AND RISKS

The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features of the Policy. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a flexible premium variable universal life insurance policy called ML Premier VUL. As the Policy Owner, you can exercise all the rights under the Policy, including the right to change the Owner, the Beneficiary and to make other policy changes. The Policy combines both life insurance protection and the potential for the accumulation of cash values; the Policy is not suitable as a short-term investment vehicle. You can lose some or all of your money. If you are not satisfied with the Policy, you also have the right to return it to us or your agent within 30 days after you receive it.

WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

The Policy allows for the growth of Accumulation Value, while life insurance coverage remains in force, and permits the flexible payment of premiums. The Accumulation Value of the Policy will fluctuate with the investment performance of the Sub-Accounts of the Variable Account. You may transfer Accumulation Value among the Sub-Accounts, the Guaranteed Interest Account, or the Fixed Indexed Accounts, surrender all or part of your Accumulation Value under the Policy and take policy loans, subject to the limitations described in this prospectus. Each Policy has a Face Amount, however, the Death Benefit payable upon the death of the insured may be greater than the Face Amount, as described later in this prospectus.

We offer twelve Agreements that provide supplemental insurance benefits under the Policy: Accelerated Benefit Agreement, Early Values Agreement, Children's Term Agreement, Guaranteed Income Agreement, Guaranteed Insurability Option, Income Protection Agreement, Inflation Agreement, Long Term Care Agreement, Overloan Protection Agreement, Term Insurance Agreement, Waiver of Charges Agreement and Waiver of Premium Agreement. There is no charge for the Accelerated Benefit Agreement. The Agreements may not be available in all states.

We also offer several ways of receiving Death Benefit proceeds under the Policy, other than in a lump sum. Information concerning the settlement options available under the Policy is set forth later in this prospectus, and in the Statement of Additional Information that we will provide you upon request. See "Statement of Additional Information" section to this prospectus.

In general, under the Internal Revenue Code (the "Code"), the Death Benefit payable under a qualifying life insurance policy is excludable from the gross income of the Beneficiary, and the Owner would not be deemed to be in constructive receipt of the Accumulation Value of the Policy until there is a distribution. This means that under a qualifying life insurance policy, Accumulation Value builds up on a tax deferred basis and transfers of Accumulation Value among the available investment options under the Policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under the Code.

HOW CAN THE POLICY BE CHANGED?

The Policy allows you the flexibility to tailor your Policy to your needs at issue and to change your Policy thereafter as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the Face Amount and Death Benefit option under the Policy.

WHAT MAKES THE POLICY VARIABLE?

The Policy is called "variable" because unlike traditional whole life and universal life contracts which provide for accumulation of contract values at fixed rates determined by the insurance company, the

Accumulation Value of the Policy may be invested in the Sub-Accounts of the Variable Account. In turn, each Sub-Account invests exclusively in a corresponding Portfolio of a Fund. Thus, your Accumulation Value, to the extent invested in a Sub-Account, will vary with the positive or negative investment experience of the corresponding Portfolio.

If you seek a fixed return on your Accumulation Value, you can allocate Net Premiums and Accumulation Value to the Guaranteed Interest Account, which credits a fixed rate of interest and is part of Minnesota Life's General Account. See "The Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account."

You may also allocate Net Premiums and Accumulation Value to one or more of the Fixed Indexed Accounts, Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account, each of which credits interest based in part upon changes in the S&P 500(R). The Fixed Indexed Accounts are part of Minnesota Life's General Account. See "The Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account."

With the Guaranteed Interest Account and each Fixed Indexed Account, you do not bear the risk that adverse investment performance will lower your Accumulation Value invested in that Account. See "The Guaranteed Interest Account and the Fixed Loan Account" and "Fixed Indexed Account Options."

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

The Policy provides two Death Benefit options: the Level Option and the Increasing Option.

Under the Level Option, the Death Benefit is the Face Amount of the Policy. If the Level Option is in effect, the Death Benefit payable will generally not be affected by either the negative or positive investment performance of the investment options.

Under the Increasing Option, the Death Benefit equals the Face Amount of the Policy plus the Accumulation Value at the time of death of the insured. If the Increasing Option is in effect, the Death Benefit payable will reflect the investment performance of the investment options in which Accumulation Value has been invested.

In order for your Policy to be considered life insurance under Code
Section 7702, it must satisfy either the cash value accumulation test or the guideline premium test. Unless you specify otherwise, the Death Benefit qualification test for this Policy is the guideline premium test. The Death Benefit qualification test is shown on the policy data pages and cannot be changed. In order to ensure the Policy continues to satisfy the definition of life insurance under Code Section 7702, we may need to adjust the amount of Death Benefit payable under the Death Benefit option you have chosen.

DO YOU HAVE ACCESS TO YOUR ACCUMULATION VALUE?

Yes. You may transfer Accumulation Value among the available investment options, the Guaranteed Interest Account and the Fixed Indexed Accounts, subject to certain transfer restrictions. See "Transfers." You may also surrender the Policy at any time, or make a partial surrender of the Accumulation Value of the Policy after the first Policy Year. A surrender or partial surrender may have federal tax consequences. See "Federal Tax Status." A Surrender Charge may apply if you surrender the Policy, unless you have elected the Early Values Agreement. If you request a partial surrender, we will assess a Partial Surrender Transaction Charge of 2 percent of the amount withdrawn not to exceed $25.

The maximum partial surrender that you may make at any time is equal to the Accumulation Value less any outstanding policy loan and accrued interest, any applicable Surrender Charge and three months of monthly charges. The minimum partial surrender that you may make is $500. We will not process a partial surrender that would cause your Policy to be disqualified as life insurance under the Code. We reserve the right to defer the payment of any amount from the Guaranteed Interest Account and any of the Fixed Indexed Accounts upon surrender or partial surrender for up to six months.

You may also borrow an amount up to your Accumulation Value less any applicable Surrender Charge and three months of monthly charges as a policy loan. A policy loan may have tax consequences. See "Federal Tax Status."

WHAT ARE SOME OF THE RISKS OF THE POLICY?

SUB-ACCOUNT INVESTMENT RISK. Your Accumulation Value under the Policy, to the extent invested in the Sub-Accounts of the Variable Account, has no guaranteed minimum value. Therefore, you bear the risk that any adverse investment performance in the Sub-Accounts may reduce your Accumulation Value under the Policy. You are also subject to the risk that the investment performance of the Sub-Accounts you select may be less favorable than that of other Sub-Accounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. The Policy also offers you the opportunity to have your Accumulation Value increase more rapidly than it would under comparable fixed life insurance by virtue of favorable investment performance. The Death Benefit may also increase and decrease with investment experience.

FIXED INDEXED ACCOUNTS. The interest credited under the Fixed Indexed Accounts will vary in part depending upon the investment performance of the S&P 500(R). For Indexed Account A, Indexed Account B, and the Optimizer 2 Indexed Account, if the S&P 500(R) declines or does not change in a given year, you bear the risk that no Index Credits will be added to your Accumulation Value in an Indexed Account Segment at the end of the Index Credit Term. You also bear the risk that sustained declines in the S&P 500(R) may result in Index Credits not being credited to your Accumulation Value for a prolonged period of time and you may need to increase your premium payments in order to keep the Policy in force. Conversely, if the investment performance of the S&P 500(R) exceeds the current Growth Cap for the Segment (currently 12% for Indexed Account A Segments, 7.5% for Indexed Account B Segments and 18% for Optimizer 1 Indexed Account Segments), the Index Credits credited to your Accumulation Value would be limited to the current Growth Cap multiplied by the Participation Rate which may be less than the increase in the S&P 500(R) over the Segment Term. There currently is no Growth Cap for the Optimizer 2 Indexed Account. In addition, the amount of any partial surrender or deduction of monthly policy charges from a Segment prior to the end of the Index Credit Term will not receive an Index Credit.

We manage our obligation to credit Index Credits in part by purchasing call options on the Index and by prospectively adjusting the Growth Cap on Segment Dates to reflect changes in the costs of purchasing such call options (the price of call options vary with market conditions). In certain cases, we may reduce the Growth Cap for a future Index Credit Term for any Indexed Account. If we do so, the amount of the Index Credit which you may have otherwise have received would be reduced. Although the current Growth Cap may not be less than the guaranteed minimum Growth Cap, it is within our sole discretion to set the current Growth Cap.

We may at our sole discretion change the Participation Rate for future Index Credit Terms on amounts allocated to the Optimizer 2 Indexed Account. If we do so, the amount of the Index Credit which you may have otherwise have received could be reduced. It is within our sole discretion to change the current Participation Rate for the Optimizer 2 Indexed Account, however, it will never be less than 50% or greater than 150%.

There is no guarantee that the S&P 500(R) will be available during the entire time you own your Policy. If the Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index may differ from the S&P 500(R). This, in turn, may affect the Index Credits you earn.

There is no guarantee that we will continue to offer the Fixed Indexed Accounts during the entire time you own your Policy. We may discontinue offering any or all of the Fixed Indexed Accounts at any time. If we discontinue offering any or all of the Fixed Indexed Accounts, you may transfer Accumulation Value from the Fixed Indexed Accounts to any other investment options available under the Policy. If you do not do so, your Accumulation Value in the Fixed Indexed Account will be reallocated to the Guaranteed Interest Account.

Allocating Net Premiums or Accumulation Value to one or all of the Fixed Indexed Accounts is not equivalent to investing in the underlying stocks comprising the S&P 500(R). You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. Consequently, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

If you surrender your Policy before the end of an Index Credit Term, no Index Credit will be credited to your Accumulation Value in that Index Credit Term.

POLICY TERMINATION. There is the risk that the Policy may terminate. If your Policy terminates, all of the Agreements added to the Policy will also terminate. As described in the "Termination" and "Reinstatement" sections of this prospectus, Termination will only occur when the Accumulation Value under the Policy, less the sum of any outstanding policy loans and unpaid Policy Loan Interest, is insufficient to cover the monthly charges, and the subsequent Grace Period expires without sufficient payment being made to keep the Policy in force. You may reinstate a terminated Policy, subject to certain conditions. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding Policy loan, there may be significant adverse tax consequences to the Owner. Policy loans may also have a negative effect on a Policy's Accumulation Value, and may reduce the Death Benefit. See "Policy Premiums."

GUARANTEED INCOME AGREEMENT. You may elect the Guaranteed Income Agreement to provide for a guaranteed payment of Accumulation Value while the insured is alive. While we believe the Guaranteed Income Agreement will not cause the Policy to fail as life insurance under the Code and will take measures to ensure that it does not fail, regulatory agencies or the courts may treat the Policy's tax status differently. In addition, the tax laws may change, which could also impact the tax status of the Policy or could serve to tax the Guaranteed Income Agreement payments. Anyone contemplating exercise of the Guaranteed Income Agreement should consult a tax adviser.

INCOME PROTECTION AGREEMENT. You may add the Income Protection Agreement ("IPA") to your Policy, which provides for an irrevocable election to have a portion of the Policy death benefit payable in installments up to a 30 year period, not to extend beyond the date the insured would have reached age 95. In return, we may reduce the amount of the Policy's cost of insurance charges while the insured is alive; however, we are not required to do so. The IPA installment payments will earn interest at 1% over the payment term, which may be below the market rate of interest.

LONG TERM CARE AGREEMENT. You may add the Long Term Care ("LTC") Agreement to your Policy to provide for an acceleration of the Death Benefit in the event the insured meets the Agreement's eligibility requirements. The tax treatment of long term care benefit payments from life insurance policies is uncertain. All or a portion of such payments could be taxable to the policy Owner. Anyone contemplating purchasing a Policy with the LTC Agreement should consult a tax advisor.

OVERLOAN PROTECTION AGREEMENT. You may elect the Overloan Protection Agreement to prevent policy Termination in certain circumstances. The tax treatment of the Overloan Protection Agreement is uncertain, and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy's Overloan Protection Agreement should consult a tax adviser.

RISKS ASSOCIATED WITH THE GENERAL ACCOUNT. The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

SURRENDER AND PARTIAL SURRENDERS. Surrendering your Policy or taking partial surrenders may have significant tax consequences. If you Surrender your Policy, you may be assessed a Surrender Charge, unless you have elected the Early Values Agreement. A partial surrender will be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the Accumulation Value and will reduce the Death Benefit and increase the risk of Termination. See "Federal Tax Status."

QUALIFICATION AS LIFE INSURANCE. We believe that a Policy issued on the basis of a standard Underwriting Class should qualify as life insurance under the Code. However, due to lack of guidance in this area, it is not clear whether a Policy issued on a sub-standard basis would qualify. A Policy may also fail to qualify as life insurance under the Code if too much premium is paid into the Policy or the diversification and investor control requirements are not met for investments in the Variable Account. Failure to qualify would mean that the death proceeds would be included in the Beneficiary's gross income for federal income tax purposes, and that the Accumulation Value is constructively received before it is actually received. Depending upon the amount of assets in and the level of estate planning undertaken with regard to the Policy Owner's estate, there is also a risk that the Death Benefit payable under this Policy may be subject to estate taxation. See the "Policy Premiums" and "Federal Tax Status".

MODIFIED ENDOWMENT CONTRACT STATUS. It is possible that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"), depending on how rapidly the Policy is funded. A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly Accumulation Value increases. However, any amounts you receive, such as loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution taken before age 59 1/2 that is included in income. See "Federal Tax Status."

FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in-force.

The Policy may also be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, Sub-Account values could decline depending upon changes in the underlying funds. Depending upon the timing of withdrawals, Owners could lose all or part of their premium payments.

PORTFOLIO RISKS. A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

TRANSACTION FEES

This table describes the fees and expenses that are payable at the time that you buy the Policy, pay premiums, surrender the Policy, change the Policy or make transfers between the investment options.

        CHARGE                 WHEN CHARGE IS                        AMOUNT DEDUCTED
                                  DEDUCTED              GUARANTEED CHARGE         CURRENT CHARGE
  Premium Charge(1)       Upon premium               7 percent of premium     4 percent of premium
                          payment                    payment                  payment

  Policy Change           Upon change in Face        $100                     $60
  Transaction Charge      Amount, Death Benefit
                          option, or Risk Class

  Partial Surrender       Upon partial surrender     2 percent of amount      2 percent of amount
  Transaction Charge                                 surrendered, not to      surrendered, not to
                                                     exceed $25               exceed $25

  Transfer Transaction    Upon transfer              $25 for each transfer    Currently, no transfer
  Charge                                                                      transaction charge is
                                                                              assessed
  Surrender Charge        Upon policy                For the Initial Face     For the Initial Face
                          Termination or full        Amount or any Face       amount or any Face
                          surrender of the Policy    Amount increase the      Amount increase the
                          within the first ten       sum of any remaining     sum of any remaining
                          Policy Years, or within    Policy Issue Charges     Policy Issue Charges
                          the first ten years of an  for the Initial Face     for the Initial Face
                          increase in Face           Amount or the Face       amount or the Face
                          Amount                     Amount increase, as      Amount increase, as
                                                     applicable, measured     applicable, measured
                                                     from policy              from policy
                                                     Termination or full      Termination or full
                                                     surrender to the end of  surrender to the end
                                                     the ten year surrender   of the ten year
                                                     charge period            surrender charge
                                                                              period
  Optimizer 1 and 2       On the Interim             1.25% of                 1.25% of
  Index Segment           Account Transfer Date      Accumulation Value       Accumulation Value
  Charge                                             allocated to an          allocated to an
                                                     Optimizer 1 or 2         Optimizer 1 or 2
                                                     Indexed Account          Indexed Account

(1) The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to
    2.5 percent.

       PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

        CHARGE                   WHEN CHARGE IS                      AMOUNT DEDUCTED
                                   DEDUCTED             GUARANTEED CHARGE         CURRENT CHARGE
  Monthly Policy            Monthly                   $12 plus $0.0125 per    $8
  Charge                                              $1,000 of Face Amount

  Policy Issue
  Charge(1)

    MAXIMUM                 Monthly, within the       $0.78 per $1,000 of     $0.78 per $1,000 of
    CHARGE(2)               first ten Policy Years,   Initial Face Amount or  Initial Face Amount or
                            and within the first ten  Face Amount increase    Face Amount increase
                            years of an increase in
                            Face Amount

    MINIMUM                 Monthly, within the       $0.11 per $1,000 of     $0.11 per $1,000 of
    CHARGE(3)               first ten Policy Years,   Initial Face Amount or  Initial Face Amount or
                            and within the first ten  Face Amount increase    Face Amount increase
                            years of an increase in
                            Face Amount

    CHARGE FOR INSURED      Monthly, within the       $0.21 per $1,000 of     $0.21 per $1,000 of
    AGE 35 IN MALE,         first ten Policy Years,   Initial Face Amount or  Initial Face Amount or
    PREFERRED SELECT        and within the first ten  Face Amount increase    Face Amount increase
    NON-TOBACCO RISK        years of an increase in
    CLASS, WITH             Face Amount
    INCREASING OPTION
    DEATH BENEFIT
  Cost of Insurance
  Charge(4)

    MAXIMUM                 Monthly                   $83.33 per $1,000 of    $83.33 per $1,000 of
    CHARGE(5)                                         Net Amount at Risk      Net Amount at Risk

    MINIMUM                 Monthly                   $0.015 per $1,000 of    $.005 per $1,000 of
    CHARGE(6)                                         Net Amount at Risk(7)   Net Amount at Risk

    CHARGE FOR INSURED      Monthly                   $0.10 per $1,000 of     $0.03 per $1,000 of
    AGE 35 IN MALE,                                   Net Amount at Risk      Net Amount at Risk
    PREFERRED SELECT
    NON-TOBACCO RISK
    CLASS

  Mortality and             Monthly                   .075 percent of the     0
  Expense Risk Charge                                 Policy Accumulation
                                                      Value

        CHARGE                  WHEN CHARGE IS                      AMOUNT DEDUCTED
                                  DEDUCTED            GUARANTEED CHARGE          CURRENT CHARGE

  Indexed Accounts A        Monthly                 0.05 percent of         0.00 percent of
  and B Indexed                                     Accumulation Value in   Accumulation Value in
  Account Charge(8)                                 Indexed Accounts A      Indexed Accounts A
                                                    and B and in Interim    and B and in Interim
                                                    Account scheduled for   Account scheduled for
                                                    transfer to Indexed     transfer to Indexed
                                                    Accounts A and B        Accounts A and B
  Optimizer 1 and 2         Monthly                 0.20 percent of         0.06 percent of
  Indexed Account                                   Accumulation Value in   Accumulation Value in
  Charge                                            Optimizer 1 and         Optimizer 1 and
                                                    Optimizer 2 Indexed     Optimizer 2 Indexed
                                                    Accounts and in         Accounts and in
                                                    Interim Account         Interim Account
                                                    scheduled for transfer  scheduled for transfer
                                                    to Optimizer 1 and      to Optimizer 1 and
                                                    Optimizer 2 Indexed     Optimizer 2 Indexed
                                                    Accounts                Accounts

  Cash Extra Charge(9)

    MAXIMUM CHARGE          Monthly                 $100 per $1,000 of      $100 per $1,000 of
                                                    Face Amount             Face Amount

    MINIMUM CHARGE          Monthly                 $0                      $0

    CHARGE FOR INSURED      Monthly                 $0.01 per $1,000 of     $0.01 per $1,000 of
    AGE 35 IN MALE,                                 Initial Face Amount     Initial Face Amount
    PREFERRED SELECT
    NON-TOBACCO RISK
    CLASS, IMPAIRED
    DRIVING HISTORY

  Net Fixed Interest        Annually, on each       The net fixed interest  The net fixed interest
  Rate Policy Loan          Policy Anniversary,     rate policy loan        rate policy loan
  Interest Charge(10)       and upon a policy loan  interest charge is      interest charge depends
                            transaction, full       1.0 percent.            upon how long the
                            surrender, policy                               policy has been in
                            Termination or death                            force. For policies in
                            of the Insured                                  force less than or equal
                                                                            to ten years, the net
                                                                            fixed interest rate
                                                                            policy loan interest
                                                                            charge is 1.0 percent.
                                                                            For policies in force
                                                                            more than ten years,
                                                                            the net fixed interest
                                                                            rate policy loan
                                                                            interest charge is
                                                                            0.10 percent.

        CHARGE                WHEN CHARGE IS                  AMOUNT DEDUCTED
                                DEDUCTED             GUARANTEED CHARGE      CURRENT CHARGE
  Variable Rate Policy    Annually, on each       The greater of:               4.0%
  Loan Interest Charge    Policy Anniversary,     (1) the published
                          and upon a policy loan  monthly average
                          transaction, full       (Moody's Corporate
                          surrender, policy       Bond Yield Average-
                          Termination or death    Monthly Average
                          of the Insured          Corporates) as
                                                  published by Moody's
                                                  Investors Service, Inc.
                                                  or its successor for the
                                                  calendar month ending
                                                  two months prior to
                                                  the date the rate of
                                                  interest for the policy
                                                  loan is determined, and
                                                  (2) the guaranteed
                                                  interest rate for the
                                                  Guaranteed Interest
                                                  Account plus one (1)
                                                  percent per annum.

(1) The Policy Issue Charge varies based on the insured's gender, Risk Class, age, the Death Benefit Option, and Face Amount option chosen. The Policy Issue Charges shown in the table may not be representative of the charge you will pay. Your Policy's schedule page indicates your Policy Issue Charge applicable to your Policy. More information about the Policy Issue Charge is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.
(2) The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Select Risk Class, Age 80, Level Option Death Benefit.
(3) The minimum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Tobacco Risk Class, Age 0, Level Option Death Benefit.
(4) The Cost of Insurance Charge will vary based on the insured's gender, Risk Class, and age. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Policy data pages of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charge is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.
(5) The maximum Cost of Insurance Charge assumes the insured has the following characteristics: Male, Standard Non-Tobacco, Age 120.
(6) The minimum Cost of Insurance Charge assumes the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 6.
(7) The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the policy data pages of your Policy, minus Policy Accumulation Value.
(8) The Indexed Account Charge is assessed to help cover administrative and other expenses associated with making available the Fixed Indexed Accounts.
(9) The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured's gender, Risk Class and age. The charge compensates us for providing the

    Death Benefit under the Policy where the insured presents a heightened or increased level of mortality risk as a result of an outstanding medical condition (e.g., cancer that is in remission) or an occupation or activity (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. Under most Policies, we do not assess a Cash Extra Charge. The Cash Extra Charge shown in the table may not be typical of the charge you will pay. The Policy data pages of your Policy will indicate the guaranteed Cash Extra Charge applicable to your Policy. More detailed information concerning whether a Cash Extra Charge applies is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.
(10)We charge interest on Policy loans, but we also credit interest on the Fixed Loan Account value we hold as collateral on Policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross loan interest rate charge of three percent (3.0 percent) and the interest credited on the Fixed Loan Account Accumulation Value, which is an annual rate of two percent (2.0 percent) for Policies held less than ten years and an annual rate of two and nine-tenths percent (2.9 percent) for Policies held more than ten years.

     CHARGE FOR             WHEN CHARGE IS               AMOUNT DEDUCTED
     AGREEMENT(1)             DEDUCTED       GUARANTEED CHARGE       CURRENT CHARGE
  Waiver of Premium
  Agreement

    MAXIMUM                    Monthly      $0.51 per $1,000 of   $0.51 per $1,000 of
    CHARGE(2)                               Face Amount           Face Amount

    MINIMUM                    Monthly      $0.01 per $1,000 of   $0.01 per $1,000 of
    CHARGE(3)                               Face Amount           Face Amount

    CHARGE FOR INSURED         Monthly      $0.035 per $1,000 of  $0.035 per $1,000 of
    AGE 30 IN MALE,                         Face Amount           Face Amount
    STANDARD
    NON-TOBACCO RISK
    CLASS, WITH
    INCREASING OPTION
    DEATH BENEFIT
  Waiver of Charges
  Agreement

    MAXIMUM                    Monthly      $0.38 per $1,000 of   $0.38 per $1,000 of
    CHARGE(4)                               Face Amount           Face Amount

    MINIMUM                    Monthly      $0.01 per $1,000 of   $0.01 per $1,000 of
    CHARGE(5)                               Face Amount           Face Amount

    CHARGE FOR INSURED         Monthly      $0.025 per $1,000 of  $0.025 per $1,000 of
    AGE 30 IN MALE,                         Face Amount           Face Amount
    STANDARD
    NON-TOBACCO RISK
    CLASS, WITH
    INCREASING OPTION
    DEATH BENEFIT

     CHARGE FOR              WHEN CHARGE IS                AMOUNT DEDUCTED
     AGREEMENT(1)              DEDUCTED        GUARANTEED CHARGE       CURRENT CHARGE
  Term Insurance
  Agreement

    MAXIMUM                 Monthly           $83.33 per $1,000 of  $27.69 per $1,000 of
    CHARGE(6)                                 Net Amount at Risk    Net Amount at Risk

    MINIMUM                 Monthly           $0.015 per $1,000 of  $0.006 per $1,000 of
    CHARGE(7)                                 Net Amount at Risk    Net Amount at Risk

    CHARGE FOR INSURED      Monthly           $0.22 per $1,000 of   $0.07 per $1,000 of
    AGE 45 IN MALE,                           Net Amount at Risk    Net Amount at Risk
    PREFERRED SELECT
    NON-TOBACCO RISK
    CLASS, WITH
    INCREASING OPTION
    DEATH BENEFIT

  Children's Term           Monthly           $0.40 per $1,000 of   $0.40 per $1,000 of
  Agreement                                   coverage              coverage

  Overloan Protection
  Agreement

    MAXIMUM                 Upon exercise of  7 percent of Policy   5 percent of Policy
    CHARGE(8)               Agreement         Accumulation Value    Accumulation Value
                                              upon exercise of      upon exercise of
                                              Agreement             Agreement

    MINIMUM                 Upon exercise of  7 percent of Policy   5 percent of Policy
    CHARGE(9)               Agreement         Accumulation Value    Accumulation Value
                                              upon exercise of      upon exercise of
                                              Agreement             Agreement
    CHARGE FOR INSURED      Upon exercise of  7 percent of Policy   4 percent of Policy
    AGE 75 IN MALE,         Agreement         Accumulation Value    Accumulation Value
    STANDARD                                  upon exercise of      upon exercise of
    NON-TOBACCO RISK                          Agreement             Agreement
    CLASS
  Early Values              Monthly           0.05 percent of the   0.01 percent of the
  Agreement(10)                               Accumulation Value    Accumulation Value
                                              less Policy loan      less Policy loan

  Guaranteed
  Insurability
  Option(11)

    MAXIMUM                 Monthly           $0.192 per $1,000 of  $0.192 per $1,000 of
    CHARGE(12)                                additional insurance  additional insurance
                                              coverage              coverage

    MINIMUM                 Monthly           $0.032 per $1,000 of  $0.032 per $1,000 of
    CHARGE(13)                                additional insurance  additional insurance
                                              coverage              coverage

     CHARGE FOR              WHEN CHARGE IS                 AMOUNT DEDUCTED
     AGREEMENT(1)              DEDUCTED         GUARANTEED CHARGE       CURRENT CHARGE

    CHARGE FOR INSURED      Monthly           $0.044 per $1,000 of   $0.044 per $1,000 of
    AGE 7 IN MALE,                            additional insurance   additional insurance
    PREFERRED                                 coverage               coverage
    NON-TOBACCO RISK
    CLASS

  Long Term Care
  Agreement(14)

    MAXIMUM                 Monthly           $3.619 per $1,000 of   $2.353 per $1,000 of
    CHARGE(15)                                long term care Net     long term care Net
                                              Amount at Risk         Amount at Risk

    MINIMUM                 Monthly           $0.018 per $1,000 of   $0.00625 per $1,000
    CHARGE(16)                                long term care Net     of long term care Net
                                              Amount at Risk         Amount at Risk

    CHARGE FOR INSURED      Monthly           $0.287167 per $1,000   $0.11 per $1,000 of
    AGE 55 IN MALE,                           of long term care Net  long term care Net
    STANDARD                                  Amount at Risk         Amount at Risk
    NON-TOBACCO RISK
    CLASS

  Inflation
  Agreement(17)

    MAXIMUM CHARGE          Monthly           $5.00                  $5.00

    MINIMUM CHARGE          Monthly           $0.50                  $0.50

    CURRENT CHARGE FOR      Monthly           $0.83                  $0.83
    ALL INSUREDS
  Guaranteed Income         Upon exercise of  10 percent of Policy   5 percent of Policy
  Agreement(18)             Agreement         Accumulation Value     Accumulation Value
                                              upon exercise of       upon exercise of
                                              Agreement              Agreement

(1) The charges for the Waiver of Premium Agreement, Waiver of Charges Agreement, Term Insurance Agreement, Interest Accumulation Agreement, Guaranteed Insurability Option and Long Term Care Agreement vary based on the insured's gender, Risk Class, age, and Death Benefit option. The charge for the Overloan Protection Agreement varies based on the insured's gender, Risk Class, Age, and Accumulation Value under the Policy upon exercise of that Agreement. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding the charges for the supplemental Agreements is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.
(2) The maximum Waiver of Premium Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 59, Level Option Death Benefit.
(3) The minimum Waiver of Premium Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Level Option Death Benefit.
(4) The maximum Waiver of Charges Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 59, Increasing Option Death Benefit.

(5) The minimum Waiver of Charges Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Level Option Death Benefit.
(6) The maximum Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 99, Level Option Death Benefit.
(7) The minimum Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 6, Level Option Death Benefit.
(8) The maximum Overloan Protection Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 70.
(9) The minimum Overloan Protection Charge assumes that the insured has the following characteristics: Female, Preferred Select, Age 99.
(10) For purposes of determining the charge for this Agreement, Policy Loan Interest that has accrued, but which has not been paid or added to the Fixed Loan Account, will be included as part of the policy loan being subtracted from the Accumulation Value. The minimum and maximum charge for the Early Values Agreement is not affected by the age, Risk Class, gender or other characteristics of the insured. The minimum charge for this Agreement is also the current charge of 0.01 percent of the unloaned Accumulation Value.
(11) The charge shown for the Guaranteed Insurability Option (GIO) is a monthly charge for the option to purchase, on the available option dates, the additional insurance coverage, which is also referred to as the additional coverage layers, elected by the Policy Owner when the GIO is purchased. See the Guaranteed Insurability Option discussion in the section entitled "Policy Charges -- Charges for Agreements." The charge will apply from the date the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the Policy Anniversary nearest the insured's fortieth birthday). The GIO charge varies based upon the insured's gender, Risk Class, age and the amount of additional coverage layer that is elected when the GIO is purchased.
(12) The maximum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 37.
(13) The minimum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 0.
(14) The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care Net Amount at Risk and dividing by one thousand. The long term care Net Amount at Risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the Agreement. Long term care Net Amount at Risk is calculated by subtracting a portion of the Accumulation Value from the LTC amount. The portion of Accumulation Value for this calculation is found by multiplying the Accumulation Value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy Face Amount. See the Long Term Care Agreement discussion in the Section entitled "Policy Charges -- Charges for Agreements."
(15) The maximum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Issue Age 80, 4% monthly benefit.
(16) The minimum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Issue Age 20, 2% monthly benefit.
(17) The charge shown for the Inflation Agreement is a monthly charge for the ability to increase your Policy Face Amount every three years without underwriting, based upon changes in the Consumer Price Index. See the Inflation Agreement discussion in the section entitled "Policy Charges -- Charges for Agreements." The charge will apply from the date the Inflation

     Agreement is added to the policy until the date the Inflation Agreement terminates. The Inflation Agreement charge is the same for all genders, Risk Classes, and Ages.
(18) The Guaranteed Income Agreement Charge is the same for all genders, Risk Classes and Ages.
* Unless otherwise stated, the Guaranteed Charge is the maximum Periodic Charge that may be assessed under the Policy.

               TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS/(1)/

The next table shows the minimum and maximum expenses (as a percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2013. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.(2)

                                    CHARGE                                        MINIMUM MAXIMUM(3)
  Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets include management fees, distribution [and/or service]
  (12b-1) fees, and other expenses)                                                0.23%     0.98%

(1) The table showing the range of expenses for the Portfolios takes into account the expenses of the Ibbotson ETF Asset Allocation Portfolios, each of which is a "fund of funds." "Fund of funds" Portfolios purchase shares of other funds, each of which are referred to as an "Acquired Fund." A "fund of funds" has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In the case of the Ibbotson ETF Asset Allocation Portfolios, the Acquired Funds are exchange traded funds of ETFs. In determining the range of the Portfolio expenses, we have taken into account the information received from Ibbotson on the combined actual expenses for each such "fund of funds," which include the pro rata portion of the fees and expenses incurred indirectly by any of the Ibbotson ETF Asset Allocation Portfolios as a result of its investment in shares of one or more Acquired Funds. See the prospectuses for the Ibbotson ETF Asset Allocation Portfolios for a presentation of the applicable Acquired Fund fees and expenses.
(2) If the Policy Owner is deemed to have engaged in "market-timing" the Funds may assess redemption fees. See "Market-Timing and Disruptive Trading."
(3) The minimum and maximum Total Annual Portfolio Company Operating Expense figures in the above table do not reflect the effect of any fee waiver or expense reimbursement arrangement.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Our Home Office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.

INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

On June 11, 2007, our Board of Directors established the Minnesota Life Individual Variable Universal Life Account, as a separate account in accordance with Minnesota insurance law. The Variable Account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"), but registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Account. The Variable Account meets the definition of a "separate account" under the federal securities laws.

We are the legal Owner of the assets in the Variable Account. Minnesota Life is obligated to pay all amounts promised to Policy Owners and Beneficiaries under the Policies. The Minnesota law under which the Variable Account was established provides that the assets of the Variable Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable universal life insurance policies for which the Variable Account was established. The investment performance of the Variable Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

The Variable Account currently has 13 Sub-Accounts to which you may allocate Net Premiums. Each Sub-Account invests in shares of a corresponding Portfolio of the Funds.

THE FUNDS

Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.

NOTE: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

                                                      INVESTMENT                               INVESTMENT
            FUND/PORTFOLIO                     ADVISER AND SUB-ADVISER                          OBJECTIVE
            --------------                      -----------------------                         ----------
ALPS VARIABLE INVESTMENT TRUST
Ibbotson Aggressive Growth ETF Asset    ALPS Advisors, Inc.                     Seeks capital appreciation.
Allocation Portfolio -- Class I Shares  SUB-ADVISER: Ibbotson Associates, Inc.

Ibbotson Balanced ETF Asset Allocation  ALPS Advisors, Inc.                     Seeks capital appreciation and some
Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.  current income.

Ibbotson Conservative ETF Asset         ALPS Advisors, Inc.                     Seeks current income and preservation
Allocation Portfolio -- Class I Shares  SUB-ADVISER: Ibbotson Associates, Inc.  of capital.

Ibbotson Growth ETF Asset Allocation    ALPS Advisors, Inc.                     Seeks capital appreciation.
Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

Ibbotson Income and Growth ETF Asset    ALPS Advisors, Inc.                     Seeks current income and capital
Allocation Portfolio -- Class I Shares  SUB-ADVISER: Ibbotson Associates, Inc.  appreciation.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value VIP Fund,      Franklin Advisory Services, LLC         Seeks long term total return. Under
Class 1 Shares                                                                  normal market conditions, the fund
                                                                                invests at least 80% of its net assets in
                                                                                investments of small capitalization
                                                                                companies.
IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
Ivy Funds VIP Asset Strategy            Waddell & Reed Investment               Seeks high total return over the long
                                        Management Co.                          term.
SECURIAN FUNDS TRUST
SFT Advantus Bond Fund -- Class 1       Advantus Capital Management, Inc.       Seeks high level of long term total rate
Shares                                                                          of return as is consistent with prudent
                                                                                investment risk; preservation of capital
                                                                                is a secondary objective.

                                                      INVESTMENT                              INVESTMENT
            FUND/PORTFOLIO                      ADVISER AND SUB-ADVISER                        OBJECTIVE
            --------------                      -----------------------                        ----------

SFT Advantus Index 400 Mid-Cap          Advantus Capital Management, Inc.        Seeks investment results generally
Fund -- Class 1 Shares                                                           corresponding to the aggregate price
                                                                                 and dividend performance of publicly
                                                                                 traded stocks that comprise the
                                                                                 Standard & Poor's 400 MidCap Index
                                                                                 (the S&P 400).
SFT Advantus Index 500 Fund -- Class 1  Advantus Capital Management, Inc.        Seeks investment results that
Shares                                                                           correspond generally to the price and
                                                                                 yield performance of common stocks
                                                                                 included in the Standard & Poor's 500
                                                                                 Composite Stock Price Index (the S&P
                                                                                 500).

SFT Advantus Real Estate Securities     Advantus Capital Management, Inc.        Seeks above average income and long
Fund -- Class 1 Shares                                                           term growth of capital.
VANGUARD(R) VARIABLE INSURANCE FUND
International Portfolio                 Schroder Investment Management           Seeks long term capital appreciation.
                                        North America, Inc. and Baillie Gifford
                                        Overseas Ltd

Small Company Growth Portfolio          Granahan Investment Management,          Seeks long term capital appreciation.
                                        Inc. and Grantham, Mayo, Van
                                        Otterloo & Co. LLC

ADDITIONS, DELETIONS OR SUBSTITUTIONS
We reserve the right to add, combine or remove any Sub-Accounts of the Variable Account and to transfer the assets of one or more Sub-Accounts to any other Sub-Account as permitted by law. Each additional Sub-Account will purchase shares in a new Portfolio or mutual fund. Such Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the Sub-Accounts of the Variable Account. New investment options will be made available to existing Policy Owners as we determine in our sole discretion.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Variable Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or Portfolio for a Sub-Account. Substitution may be made with respect to existing Accumulation Values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Variable Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and the SEC.

We also reserve the right, when permitted by law, to de-register the Variable Account under the 1940 Act, to restrict or eliminate any voting rights of the Policy Owners, to combine the Variable Account with one or more of our other separate accounts, operate the Variable Account or a Sub-Account as either a unit investment trust or management company under the 1940 Act, or in any other form allowed by law, terminate and/or liquidate the Variable Account, and make any changes to the

Variable Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any applicable federal or state laws.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts issued by Minnesota Life and by other affiliated and unaffiliated life insurance companies, and as investment medium to fund plan benefits for participating qualified plans. It is possible that there may be circumstances where it is disadvantageous for either: (i) the Owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the Owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such Policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's board of directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of Policy Owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

THE GUARANTEED INTEREST ACCOUNT, THE FIXED INDEXED ACCOUNTS AND THE FIXED LOAN ACCOUNT

The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish.

Because of exemptive and exclusionary provisions, interests in our General Account have not been registered as securities under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. However, disclosures regarding the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interests in the Fixed Indexed Accounts have not been registered with the SEC. Minnesota Life believes that there are sufficient insurance elements and guarantees with respect to interests in the Fixed Indexed Accounts to qualify for an exemption from registration under the federal securities laws under
Section 3(a)(8) of the Securities Act of 1933. With respect to the Fixed Indexed Accounts, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1) - (3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are those portions of our general assets which are attributable to the Policy and other policies of its class. The description is for accounting purposes only and does not represent a division of our General Account for the specific benefit of policies of this class. Allocations to the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account become part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account. Policy Owners do not share in the actual investment experience of the assets in our General Account.

INVESTORS LOOK TO THE FINANCIAL STRENGTH OF THE INSURANCE COMPANY FOR ITS INSURANCE GUARANTEES. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

You may allocate a portion or all of the Net Premiums or transfer Accumulation Value from the Sub-Accounts of the Variable Account to accumulate at a fixed rate of interest in the Guaranteed Interest Account. We guarantee such amounts as to principal and a minimum rate of interest. You may also allocate all of the Net Premiums or transfer Accumulation Value to the Fixed Indexed Accounts.

Transfers among and between the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account are subject to certain limitations with respect to timing and amount. These limitations are described under the "Transfers" section of this prospectus.

GUARANTEED INTEREST ACCOUNT. We bear the full investment risk for amounts allocated to the Guaranteed Interest Account and guarantee that interest credited to each Owner's Accumulation Value in the Guaranteed Interest Account will not be less than an annual rate of interest of 2 percent without regard to the actual investment experience of the Guaranteed Interest Account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to credit interest in excess of 2 percent per year, and may not do so. Any interest credited on the Policy's Accumulation Value in the Guaranteed Interest Account in excess of the guaranteed minimum interest rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum interest rate.

FIXED INDEXED ACCOUNTS. Each Fixed Indexed Account is comprised of Segments. A Segment is established when you allocate Net Premium to a Fixed Indexed Account on an Interim Account Transfer Date, transfer Accumulation Value from the Interim Account to a Fixed Indexed Account on an Interim Account Transfer Date or rollover Accumulation Value from a prior Segment to a new Segment. Each Segment has a duration of one year, known as an Index Credit Term.

We do not allow additional allocations of Net Premium or Accumulation Value to a Segment during the Index Credit Term and you may not transfer Accumulation Value from a Segment to any other Investment Option under the Policy until the end of an Index Credit Term. At the end of an Index Credit Term, we will automatically transfer your Accumulation Value in the Segment to a new Segment in the same Fixed Indexed Account unless you have instructed us to transfer the Accumulation Value to one or more other Investment Options available under the Policy prior to the end of the Index Credit Term.

We credit interest to your Accumulation Value in each Segment, known as an Index Credit. At the end of an Index Credit Term, we credit an Index Credit based in part on any positive change in the S&P 500(R), excluding dividends, over the Index Credit Term. We do not credit negative interest to Accumulation Value in a Segment, which means that if there is a negative change in the value of S&P 500(R) over the Index Credit Term, we will not reduce your Accumulation Value in that Segment to reflect the negative change in the S&P 500(R). However, in that case, we will also not credit any Index Credit to your Accumulation Value in the Segment. The Optimizer 1 Indexed Account has a Growth Floor of 1%, meaning that for changes in the Index that are less than 1%, we will multiply the Growth Floor of 1% by the Participation Rate to determine the Index Credit rate. We will then multiply the Index Credit rate by your Accumulation Value in the Segment at the end of the Index Credit Term to determine the amount of the Index Credit. All other Fixed Indexed Account options have a Growth Floor of zero.

Each Segment is subject to a Participation Rate. The Participation Rate is a percentage of a positive change in the S&P 500(R) or the Growth Cap that we use to calculate Index Credits that we credit your Accumulation Value in a Segment. The Participation Rates for Segments in the Fixed Indexed Accounts are as follows:

                                                           GUARANTEED MINIMUM
   FIXED INDEXED ACCOUNT        CURRENT PARTICIPATION RATE PARTICIPATION RATE
   ---------------------        -------------------------- ------------------
   Fixed Indexed Account A.....            100%                   100%
   Fixed Indexed Account B.....            140%                   140%
   Optimizer 1 Indexed Account.            100%                   100%
   Optimizer 2 Indexed Account.             90%                    50%

The Growth Cap is the highest positive percentage change in the value of the S&P 500(R) over an Index Credit Term that we will use in determining the amount of an Index Credit. If the actual positive percentage change in value of the S&P 500(R) over the Index Credit Term is higher than the Growth Cap, we will use the Growth Cap to determine the Index Credit. In that case, we will multiply the Growth Cap by the Participation Rate to determine the Index Credit rate. We will then multiply the Index Credit rate by your Accumulation Value in the Segment at the end of the Index Credit Term to determine the amount of the Index Credit. If the positive percentage change in value of the S&P 500(R) is less than the Growth Cap and more than the Growth Floor, we would use the percentage change in value of the S&P 500(R) to determine the Index Credit rate and Index Credit.

The Growth Cap for new Segments in each Fixed Indexed Account is subject to change at the Company's discretion, however, once we set the Growth Cap for a Segment, that Growth Cap will not change for the duration of the Index Credit Term. We guarantee that the Growth Cap for Fixed Indexed Account A will not be lower than a 2% annual interest rate, the Growth Cap for Fixed Indexed Account B will not be lower than a 1.43% annual interest rate, the Growth Cap for the Optimizer 1 Indexed Account will not be lower than a 4% annual interest rate and the Growth Cap for the Optimizer 2 Indexed Account will not be lower than a 6% annual interest rate. The current Growth Caps for Segments in the Fixed Indexed Accounts are as follows:

                FIXED INDEXED ACCOUNT        CURRENT GROWTH CAP
                ---------------------        ------------------
                Fixed Indexed Account A.....          12%
                Fixed Indexed Account B.....         7.5%
                Optimizer 1 Indexed Account.          18%
                Optimizer 2 Indexed Account.        None

We will notify you in your Annual Report or by other written notice of the Growth Cap and Participation Rate for new Segments beginning after the date of the Annual Report.

The way we calculate Index Credits is different from the way Accumulation Value allocated to the Variable Account, such as the Advantus Index 500(R) Fund Sub-Account, is calculated. The Advantus Index 500(R) Fund Sub-Account invests in the Advantus Index 500(R) Fund, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500(R) Index. Accumulation value allocated to the Advantus Index 500(R) Fund Sub-Account is valued daily based on the net asset value of the underlying Advantus Index 500(R) Fund. The Advantus Index 500(R) Fund Sub-Account reflects changes in the net asset value of the underlying Advantus Index 500(R) Fund.

Conversely, the Fixed Indexed Accounts are part of the Company's General Account. Investment of General Account assets is at Minnesota Life's sole discretion, subject to applicable law and regulation. Index Credits credited to Segments in any of the Fixed Indexed Account are linked to the performance of the S&P 500(R) (without dividends). We use a one-year point-to-point interest crediting strategy that credits interest based on the percentage change in value of the S&P 500(R) (without dividends) between two points in time over a one year period, the Index Credit Term, or the Growth Cap, subject to a Participation Rate, as described above.

Except for the Optimizer 1 Indexed Account, there is no guarantee that any Index Credit will be credited to your Accumulation Value in a Segment at the end of an Index Credit Term.

EXAMPLES. Set forth below is a set of examples for each Indexed Account option that shows how we calculate Index Credits.

INDEXED ACCOUNT A

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX

Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 12%, or 0.12;

  .  The Participation Rate for the Segment is 100%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                               1,050 - 1,000
                       -----------------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (12.00%) by the Participation Rate (100%). In this case, the result is lower than the Growth Cap, so we multiple the result (5.00%) by the Participation Rate (100%) to determine the Index Credit rate (5.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (5.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           5.00% X $10,000  =   $500

The Segment earned a $500.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,500 ($10,000 + $500).

EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS GROWTH CAP

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500(R) on the Segment Date (1,000).

                               1,200 - 1,000
                       -----------------------=   20.00%
                               1,000

Second, we multiply the lesser of the result (20.00%) and the Growth Cap (12.00%) by the Participation Rate (100%). In this case, the result is higher than the Growth Cap, so we multiple the Growth Cap (12.00%) by the Participation Rate (100%) to determine the Index Credit rate (12.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (12.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                         12.00% X $10,000  =   $1,200

The Segment earned a $1,200 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $11,200 ($10,000 + $1,200).

EXAMPLE 3:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                               700 - 1,000
                       ---------------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

INDEXED ACCOUNT B

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX

Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 7.5%, or 0.075;

  .  The Participation Rate for the Segment is 140%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (1,050 - 1,000)
                      -------------------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (7.50%) by the Participation Rate (140%). In this case, the result is lower than the Growth Cap, so we multiple the result (5.00%) by the Participation Rate (140%) to determine the Index Credit rate (7.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (7.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           7.00% X $10,000  =   $700

The Segment earned a $700.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,700 ($10,000 + $700).

EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS GROWTH CAP

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (1,200 - 1,000)
                      -------------------------=   20.00%
                               1,000

Second, we multiply the lesser of the result (20.00%) and the Growth Cap (7.50%) by the Participation Rate (140%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (7.50%) by the Participation Rate (140%) to determine the Index Credit rate (10.50%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (10.50%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                          10.5% X $10,000  =   $1,050

The Segment earned a $1,050 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $11,050 ($10,000 + $1,050).

EXAMPLE 3: INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (700 - 1,000)
                      -----------------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

OPTIMIZER 1 INDEXED ACCOUNT

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX

Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 18%, or 0.18;

  .  The Growth Floor for the Segment is 1%, or 0.01;

  .  The Participation Rate for the Segment is 100%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                           1,050 - 1,000
                           ---------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (18.00%) by the Participation Rate (100%). In this case, the result is lower than the Growth Cap, so we multiply the result (5.00%) by the Participation Rate (100%) to determine the Index Credit rate (5.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit Rate (5.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           5.00% X $10,000  =   $500

The Segment earned a $500.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,500 ($10,000 + $500).

EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS GROWTH CAP

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500(R) on the Segment Date (1,000).

                           1,200 - 1,000
                           ---------------=   20.00%
                               1,000

Second, we multiply the lesser of the result (20.00%) and the Growth Cap (18.00%) by the Participation Rate (100%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (18.00%) by the Participation Rate (100%) to determine the Index Credit rate (18.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (18.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                         18.000% X $10,000  =   $1,800

The Segment earned a $1,800 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $11,800 ($10,000 + $1,800).

EXAMPLE 3:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                           700 - 1,000
                           -------------=   -30.00%
                              1,000

Second, we multiply the greater of the result (-30.00%) and the Growth Floor (1.00%) by the Participation Rate (100%). In this case, the result is less than the Growth Floor, so we multiply the Growth Floor (1.00%) by the Participation Rate (100%) to determine the Index Credit rate (1.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (1.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           1.00% X $10,000  =   $100

The Segment earned a $100 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,100 ($10,000 + $100).

OPTIMIZER 2 INDEXED ACCOUNT

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the Segment is not subject to a Growth Cap. The second example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  INDEX INCREASES

ASSUMPTIONS:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Participation Rate for the Segment is 90%;

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000; and

  .  The Segment is not subject to a Growth Cap.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500(R) on the Segment Date (1,000).

                           1,050 - 1,000
                           ---------------=   5.00%
                               1,000

Second, we multiply the result (5.00%) by the Participation Rate (90%) to determine the Index Credit rate (4.50%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit Rate (4.50%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           4.50% X $10,000  =   $450

The Segment earned a $450.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,450 ($10,000 + $450).

EXAMPLE 2:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate at which the Index Credit will be applied. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                           700 - 1,000
                           -------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

GUARANTEED MINIMUM ACCUMULATION VALUE. The Policy has a guaranteed minimum Accumulation Value that is available upon Termination or surrender of the Policy, the death of the insured, or maturity. We calculate the guaranteed minimum Accumulation Value for the Policy by crediting interest on the Accumulation Value in the Guaranteed Interest Account, the Interim Account, and Fixed Indexed Accounts, on a daily basis at a minimum annual rate of interest of 2%. Deductions for current monthly Policy charges, excluding the Indexed Account Charge and the Index Segment Charge, will reduce the guaranteed minimum Accumulation Value. In addition, partial surrenders from and transfers of Accumulation Value out of the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value. A partial surrender of Accumulation Value from the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value by the amount withdrawn. Likewise, a transfer of Accumulation Value out of the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value by the amount transferred.

We will assess the Partial Surrender Transaction Charge and the Transfer Transaction Charge against the Policy's Accumulation Value in the same order as we assess other charges against Accumulation Value. This means that the guaranteed minimum Accumulation Value will only be affected by the Partial Surrender Transaction Charge and the Transfer Transaction Charge if the transfer occurs from the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options. See "Deduction of Accumulation Value Charges."

We use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable on the death of the Insured, any amount payable upon Surrender of the Policy, upon Termination or maturity where the guaranteed minimum Accumulation Value exceeds the Accumulation Value under the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options. For purposes of calculating the Death Benefit or Surrender Value or amount payable upon Termination or maturity, we compare the guaranteed minimum Accumulation Value for the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options against the Accumulation Value in each of those Accounts. Where the guaranteed minimum Accumulation Value exceeds the Accumulation Value in the investment option at the date of death of the insured, surrender, Termination or maturity of the Policy, we use the guaranteed minimum Accumulation Value to calculate the death benefit payable, surrender value of the Policy or amount payable upon Termination or maturity. Conversely, where the guaranteed minimum Accumulation Value is less than the Accumulation Value in the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options, we will use the Accumulation Value to calculate the Death Benefit payable, surrender value of the Policy or amount payable upon

Termination or maturity. We will not use the guaranteed minimum Accumulation Value to calculate any other values under the Policy, including amounts available for policy loan or partial surrender.

The guaranteed minimum Accumulation Value will not extend the time Your Policy remains in force in the event of Policy Termination. In that event, we will send you the remaining guaranteed minimum Accumulation Value, less any outstanding Policy loan, Policy loan interest due, and any surrender charge that may apply, in the form of cash. If the guaranteed minimum Accumulation Value for the Guaranteed Interest Account, Interim Account or Fixed Indexed Account is less than the Accumulation Value for that option, we will not pay you any amount for that General Account option upon Termination of the Policy. The amount of cash you will receive upon Policy Termination will be the sum of the excess of the guaranteed minimum Accumulation Value over the Accumulation Value for each of the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options.

EXAMPLE: The example below compares the calculation of the guaranteed minimum Accumulation Value and the Accumulation Value under Fixed Indexed Account A over a five year period.

------------------------------------------------------------------------------------------------------------

                          Fixed Indexed Account Information

      Participation Rate:
      Growth                         100%
      Cap                             12%   (assumed constant over 5 year period)
      ------------------------------------------------------------------------------------------------------
                                                                                                Greater of
                                                                                   Guaranteed  Fixed Indexed
                                                                                    Minimum     Account and
        Annual                                                                    Accumulation  Guaranteed
      Increase in                                                    Accumulation Value (using    Minimum
       External                 Segment   Accumulation Value  Index  Value After  2% Interest  Accumulation
Year    Index      Growth Cap Growth Rate Before Index Credit Credit Index Credit   Credit)        Value

 1       -10%          12%        -10.00%          880           -        880          899           899

 2       -15%          12%        -15.00%        1,760           -      1,760        1,815         1,815

 3       10%           12%         10.00%        2,640         264      2,904        2,750         2,904

 4       16%           12%         12.00%        3,784         454      4,238        3,704         4,238

 5       20%           12%         12.00%        5,118         614      5,732        4,677         5,732
------------------------------------------------------------------------------------------------------------

Under the above example, if the insured were to die or the Owner were to surrender the Policy in the first two years, we would use the guaranteed minimum Accumulation Value to calculate the death benefit payable or Surrender Value of the Policy since in each of those years the guaranteed minimum Accumulation Value would exceed the Accumulation Value in Fixed Indexed Account
A. We would also use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable or Surrender Value of the Policy in the third year prior to the end of the Index Credit Term since the guaranteed minimum Accumulation Value would also exceed the Accumulation Value in Fixed Indexed Account A up to that point. Remember, we credit Index Credits only at the end of the Index Credit Term. After the end of the Index Credit Term in year three and for years four and five, the Accumulation Value in Fixed Indexed Account A would exceed the guaranteed minimum Accumulation Value. For those years, we would use the Accumulation Value in Fixed Indexed Account A to calculate the death benefit payable or Surrender Value of the Policy.

The example below shows the impact on both the guaranteed minimum Accumulation Value and the Accumulation Value under the Fixed Indexed Accounts when a partial surrender is requested.

EXAMPLE. In this example, a partial surrender is taken at the end of the second year where all of the Fixed Indexed Account Accumulation Value is withdrawn in the partial surrender of the Policy. This may occur only if there is sufficient Accumulation Value in the other Accounts to prevent the Policy from terminating. Since our policy is to take the partial surrender transaction charge from the remaining Accounts in the order specified for Accumulation Value Charges, the charge is ignored for purposes of this example. Using the values in the prior example shown above, if all of the Fixed

Indexed Account Accumulation Value of $1,760 is surrendered, the Fixed Indexed Account Accumulation Value will equal $0 and the guaranteed minimum Accumulation Value related to the Fixed Indexed Accounts will equal $55 ($1,815 of guaranteed minimum Accumulation Value less $1,760 of Accumulation Value withdrawn). Assuming at least one other Account has sufficient Accumulation Value to prevent the Policy from terminating, we will continue to credit interest at the guaranteed minimum rate on the remaining guaranteed minimum Accumulation Value related to the Fixed Indexed Accounts of $55 while the Policy remains in force. We will use the Fixed Indexed Account guaranteed minimum Accumulation Value of $55 plus accrued interest at the guaranteed minimum rate, as well as any additional guaranteed minimum Accumulation Value related to the Guaranteed Interest or the Interim Accounts, to compute surrender proceeds if the Policy is surrendered, to pay You in cash if the Policy terminates or to calculate the Death Benefit if the insured dies.

EXAMPLE. In the following example we illustrate the impact of the guaranteed minimum Accumulation Value when the Policy terminates. This example assumes the Policy Owner has allocated amounts to both the Guaranteed Interest Account and one or more of the Fixed Indexed Accounts while the Policy was in force, there are no outstanding Policy loans and no Surrender charges apply. The Policy terminates with the following Accumulation Value and guaranteed minimum Accumulation Value for the Guaranteed Interest Account and the Fixed Indexed
Accounts:

                                                       GUARANTEED MINIMUM
       ACCOUNT                      ACCUMULATION VALUE ACCUMULATION VALUE
       -------                      ------------------ ------------------
       Guaranteed Interest Account.         $0                $15
       Fixed Indexed Accounts......         $0                $55
                                            --                ---
          Total....................         $0                $70
                                            ==                ===

Since the Policy Accumulation Value of $0 is insufficient to pay the next monthly Policy charges, the Policy will terminate. When this occurs, we will send the Policy owner a check for the total amount of the guaranteed minimum Accumulation Value, or $70. Since there are no outstanding Policy loans, no Policy loan interest is due, and no surrender charges apply, you would receive the entire $70 in the form of cash.

FIXED LOAN ACCOUNT VALUE. We bear the full investment risk for amounts allocated to the Fixed Loan Account. The Fixed Loan Account Accumulation Value is the sum of all fixed interest rate policy loans, less all fixed interest rate policy loan repayments. This amount will be increased by any Fixed Loan Account interest and reduced by any Fixed Loan Account interest allocated to the Guaranteed Interest Account, the Fixed Indexed Accounts or the Variable Account. The Fixed Loan Account Accumulation Value will be credited daily with an annual rate of interest of not less than 2 percent. Any interest credited on the Policy's Accumulation Value in the Fixed Loan Account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

We pay the costs of selling Policies, some of which are described in more detail in the "Compensation Paid for the Sale of Policies" section of this prospectus. Sale of the Policies benefits the Funds by providing increased distribution of the shares of the Funds. The Funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the Funds. Payments from an underlying fund that relate to distribution services are made pursuant to the Fund's 12b-1 plan, under which the payments are deducted from the Fund's assets and described in the fee table included in the Fund's prospectus. The 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Variable Account.

In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all Policy Owner purchase, redemption, and transfer requests within the Sub-Accounts of the Variable Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Account aggregates such transactions through the Variable Account's omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.20 percent of fund assets held in the Variable Account.

INFORMATION ABOUT THE POLICY

VARIABLE UNIVERSAL LIFE INSURANCE

This Policy is a universal life insurance policy which permits you to determine the amount of life insurance protection and the amount of premiums you plan to pay. Universal life allows you the flexibility to customize a Policy to meet your needs and to change your Policy after issue to meet your changing needs and objectives. You may change the Face Amount and Planned Premium subject to the limitations described herein, so long as the Policy remains in force.

FLEXIBILITY AT ISSUE. Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or Death Benefit that you wish. Under the Policy, the highest premium permitted at the time of issue, for a specific Death Benefit, is one which is allowed under the Code for the Policy to qualify as life insurance. The smallest premium that we will accept at the time of issue is the Initial Minimum Premium (shown on your policy data pages). The amount of the Initial Minimum Premium will depend on the Policy's Initial Face Amount, the Death Benefit option selected; the insured's Age at issue, gender, risk classification and any additional benefit Agreements chosen. The minimum Initial Face Amount is $100,000.

POLICY CHANGES

The Policy allows you to change the Face Amount or the Death Benefit option of the Policy after it has been issued, subject to the limitations described more fully below. Changes in Face Amount or the Death Benefit option are referred to as policy changes. A partial surrender of a Policy's Accumulation Value or a change in risk classification is also considered a policy change. You may make one policy change or a combination of policy changes at one time. Policy changes may only be made after the first Policy Year.

A request to change your Policy's Face Amount must be made within the insured's lifetime. The minimum change in Face Amount must be at least $5,000 except for Face Amount changes which are the result of a partial surrender.

You must submit an Application in Good Order to us at our Home Office to increase the Face Amount. The Application must include evidence of insurability satisfactory to us. The effective date of the increase in Face Amount will be the first monthly Policy Anniversary on or following the date we approve the increase in Face Amount. Policy face increases made pursuant to the Guaranteed Insurability Option or the Inflation Agreement will not require evidence of insurability and must be made under the terms of those Agreements.

To decrease your Face Amount, you must send to us at our Home Office a Written Request in Good Order. The Initial Face Amount or any subsequent increase in Face Amount may be decreased if it has been in force for at least one year. The effective date of the decrease will be the first monthly Policy Anniversary on or following the date we approve your Written Request.

If there have been prior increases in Face Amount, any decrease in Face Amount will be made in the following order:

    1.first, from the most recent increase in Face Amount;

    2.second, from the next most recent increase in Face Amount; and

    3.finally, the Initial Face Amount.

If a Face Amount decrease would cause your Policy to be disqualified as life insurance under the Code, we will not approve your request. Unless you have specified otherwise in writing, we will not approve a Face Amount decrease that would cause your Policy to be classified as a modified endowment contract under the Code or to have other tax consequences. Other policy changes may also have tax consequences. You should consult a tax advisor before requesting a policy change. See "Federal Tax Status."

If you have chosen the Level Option Death Benefit and request a partial surrender, we will reduce the Face Amount of the Policy by the amount of the partial surrender. A partial surrender will not result in a reduction in the Face Amount of your Policy if the Increasing Option Death Benefit is in effect.

If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Index Credit Term. As long as we are paying long term care benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.

If you added the Guaranteed Income Agreement, on the exercise effective date, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Index Credit Term. Your Policy's Accumulation Value will remain in the Guaranteed Interest Account or if Policy loans are used to make the benefit payment, the Fixed Loan Account, for as long as the Policy remains in force.

If you have added the Income Protection Agreement to your Policy, Policy changes affecting the death benefit will have a corresponding impact on the IPA Amount. See "Supplemental Agreements -- Income Protection Agreement."

Whenever a policy change is made, we will provide you with new policy data pages. The policy data pages will identify any new Face Amount, Death Benefit option, Risk Class, Planned Premium or Age of the insured.

You may request a policy change by completing an Application for change and submitting the Application in Good Order to us at our Home Office. Policy changes will only be made on a monthly anniversary. You may make one or a combination of policy changes on a given monthly Policy Anniversary. Policy changes will be effective on the first monthly Policy Anniversary on or after the date we approve the policy change.

CHARGE FOR POLICY CHANGE. Currently, we will assess a $60 charge to cover the administrative costs associated with processing a policy change and in no event will we increase the charge to more than $100. If, however, the only policy change is a partial surrender, we will only assess a transaction charge equal to 2 percent of the amount surrendered, not to exceed $25. Because of the underwriting and selling expenses associated with any policy change resulting in an increase in Face Amount, we will assess a Policy Issue Charge for such a change. See "Policy Charges."

TRANSACTION REQUESTS. We process requests for financial transactions and certain non-financial transactions under the Policy on the Valuation Date we receive your request at our Home Office in Good Order. This means that if we receive your request for a financial transaction prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of the Valuation Date, we will process the request at the Unit Values determined as of the end of that Valuation Date. If we receive your request for a financial transaction at or after 3:00 p.m. Central time, or after the end of the Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the end of the next Valuation Date. We apply the same cutoff times for processing requests for certain non-financial transactions as well.

For transactions involving transfers out of any of the Fixed Indexed Accounts, we will process transfers at the end of the current Segment Term(s).

Financial transactions include premium payments, surrenders, partial surrenders, transfers, policy changes and policy loans. Non-financial transactions subject to the same cutoff times as financial transactions include, among other things, changes in allocation of Net Premium payments among Investment Options. Requests for surrender, partial surrender and policy changes must be received by us at our Home Office in writing in Good Order. Requests for transfers, policy loans and changes in the allocation of Net Premium payments may be made in writing or via telephone by you, or if authorized by you, your agent may make a request for transfer or policy loan by telephone and must be received by us in Good Order . Written requests may be submitted to us by mail or by facsimile (FAX) transmission at 651-665-6955. Telephone requests may be made by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. Requests for one-time transfer, one-time rebalance, and allocation of Net Premium changes may also be submitted through our internet eService Center at www.minnesotalife.com. We treat requests made via telephone, facsimile (FAX), and via our eService Center as received after the call or transmission ends and we receive the request in Good Order. We treat requests submitted via mail as received when received in Good Order in the mailroom of our Home Office.

PROOF OF INSURABILITY. We require proof of insurability for all policy changes resulting in an increase in Death Benefit, except for increases made pursuant to an additional Agreement. In addition, we require proof of insurability for partial surrenders where, at the request of the Owner, no reduction is made in the Policy's Death Benefit. Decreases in Face Amount do not require evidence of insurability.

We may also require evidence of insurability to change the risk classification of the insured or to add additional Agreements to the Policy.

APPLICATIONS AND POLICY ISSUE

You must send a completed Application in Good Order and an initial premium payment to us at our Home Office to purchase the Policy. Before issuing a Policy, we will require evidence of insurability of the insured satisfactory to us, which in some cases will require a medical examination. The Policy is only available for insureds between Issue Ages 0-90. Our approval of an Application is subject to our underwriting rules and we reserve the right to reject an Application for any reason.

If the Application is accompanied by a check for at least the Initial Minimum Premium and we approve the Application, the Policy Date will be the issue date, which is the date we approve the Application and issue the Policy. We use the Policy Date to determine subsequent monthly policy anniversaries.

If we approve an Application that is not accompanied by a check for the Initial Minimum Premium, we may issue the Policy with a Policy Date which is 28 days after the issue date. Life insurance coverage will not begin until the Initial Minimum Premium is paid. If the Initial Minimum Premium is paid after the Policy Date (and the Policy Date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. In that circumstance you may request that the Policy Date be the date on which our Home Office receives the Initial Minimum Premium. We will forward to you updated policy data pages to reflect the change in Policy Date. You must make such request at or prior to the time you pay the Initial Minimum Premium.

In certain cases it may be to your advantage to have the Policy Date be the same as the issue date in order to preserve an Issue Age of the insured to provide more favorable cost of insurance rates. In that case, the Initial Minimum Premium must be paid when the Policy is delivered to you. When the Policy is issued, the Face Amount, Planned Premium, Death Benefit option, and any additional Agreements chosen will be listed on the policy data pages.

POLICY PREMIUMS

The amount of the Initial Minimum Premium will depend on the Policy's Initial Face Amount, the Death Benefit option, the insured's age at issue, gender, risk classification and any additional benefit Agreements chosen. The Initial Minimum Premium is due as of the Policy Date and must be paid on or before the date your Policy is delivered. Between the date we receive the Initial Minimum Premium for the Policy and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. You may request temporary insurance coverage at the time of application in an amount up to $250,000. In order to receive such coverage, you must meet certain insurability requirements at the date of application, complete the Application and pay the Initial Minimum Premium. You may call or write us at our Home Office to obtain additional information regarding coverage under a temporary insurance agreement or the application of your Initial Minimum Premium.

All premiums after the Initial Minimum Premium should be mailed to us at our Home Office. You may also elect to have premiums paid monthly under our automatic payment plan through pre-authorized transfers from your account at a bank or other financial institution, or if you meet the requirements to establish a group billing plan through your employer.

Any premium payment after the Initial Minimum Premium must be at least $50; for premiums paid under an automatic payment plan, the minimum premium payment must be at least $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the Net Amount at Risk under the Policy.

When you apply for a Policy, you may elect to pay a Planned Premium which is shown on the policy data pages. We will send you a notice for the Planned Premium at the frequency shown on the policy data pages. You may request that we send you notices once a year, twice a year or four times a year. The amount of the Planned Premium and frequency you have chosen will be identified on the notice. You may change the amount and frequency of your Planned Premium payment at any time by Written Request. Payment of a Planned Premium does not guarantee that the Policy will remain in force.

We intend that this Policy will qualify as a life insurance policy as defined by Code Section 7702. In order to maintain such qualification, we reserve the right to increase the amount of insurance on the insured, to return any excess Accumulation Value or premium, or to limit the amount of premium we will accept. There may be tax consequences to you if we must return part of the Accumulation Value in order to maintain the Policy's status as life insurance. See "Federal Tax Status." In the event the

Death Benefit is increased to maintain qualification as a life insurance policy, we may make appropriate adjustments to any monthly charges or supplemental benefits that are consistent with the increase in the Death Benefit.

Unless you have specified otherwise in writing, we will not accept a premium payment to the extent that it would cause your Policy to become a modified endowment contract. See "Federal Tax Status." In rare situations, if we receive and allocate the Net Premium prior to the Policy's anniversary date, your Policy could become a modified endowment contract (MEC). In that event, unless you have specified otherwise in writing, to prevent your Policy from becoming a MEC, we will hold your premium in a non-interest bearing account until its anniversary date. On the anniversary date, we will allocate the Net Premium to the Guaranteed Interest Account, the Sub-Accounts of the Variable Account, the Interim Account or the Fixed Indexed Accounts if the allocation takes place on an Interim Account Transfer Date according to your instructions.

We assess a Premium Charge against each premium payment. The premium less the Premium Charge results in the Net Premium. Net premiums are allocated to the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, or sub-accounts of the Variable Account which Sub-Accounts, in turn, invest in shares of the Portfolios.

You must designate the allocation of Net Premiums on your Application for the Policy. You may change your allocation instructions for future premium payments by forwarding to us a signed Written Request in Good Order, or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours, via facsimile (FAX) at 651-665-6955, and via our eService Center. We treat requests to change your allocation instructions made via telephone, facsimile (FAX), and via our eService Center as received after the call or transmission ends and we receive the request in Good Order. The allocation of Net Premiums to the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, or to any Sub-Account of the Variable Account must be in multiples of 1 percent of the Net Premium.

We reserve the right to delay the allocation of Net Premiums to the Sub-Accounts you designated for a period of up to 30 days after issuance of the Policy or after a policy change. In no event will any such delay extend beyond the Free Look Period that applies in the state in which the Policy is issued. If we exercise this right, we will allocate Net Premiums to the Guaranteed Interest Account until the end of the Free Look Period. This right, which as of the date of the prospectus has not been implemented, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce our market risk during the Free Look Period.

If you choose to allocate premium to the Guaranteed Interest Account, we will allocate an amount of the Net Premium, based on the percentage you have chosen, to that Account on the date the premium is received.

If you choose to allocate Net Premium to the Fixed Indexed Accounts, we will allocate the amount of the Net Premium, based on the percentages you have chosen, to the Interim Account on the date the premium is received if the date we receive the premium is not an Interim Account Transfer Date. On the next Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts according to your current allocation instructions. If we receive your premium payment on an Interim Account Transfer Date, we will allocate the amount of the Net Premium, based on the percentages you have chosen, directly to the Fixed Indexed Accounts.

We also reserve the right to restrict the allocation of Net Premiums to the Guaranteed Interest Account. If we do so, no more than 25 percent of the Net Premium may be allocated to the Guaranteed Interest Account. In addition, we reserve the right to further restrict the allocation of Net Premiums to

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

the Guaranteed Interest Account if the current interest rate we credit to the Guaranteed Interest Account equals the minimum guaranteed interest rate. Currently, we do not exercise these restrictions.

If mandated under applicable law, we may reject a premium. We reserve the right to refuse a premium payment if appropriate under our policies related to anti-money laundering or stranger owned life insurance policies. This means that if we exercise these rights, you will be required to comply with our anti-money laundering or stranger owned life insurance policies before we will accept additional premium payments from you. We will continue to take all Policy charges applicable to the Policy and optional Agreements from the Policy Accumulation Value, which may result in your Policy terminating. You should consider these premium payment limitations, and all other limitations in this Policy, and how they may impact your long-term financial plans, especially since this Policy provides a Death Benefit that will only be payable if the Policy is still in force at the insured's death.

If we exercise these rights, there will be no impact to premium payments received prior to the effective date of the limitation. In addition, Policy Accumulation Value and optional Agreements will not be affected by the restriction, but Policy charges will continue to apply. We will apply these limitations in a non-discriminatory manner. See "Policy Loans-Termination" and "Policy Charges." We may also provide information about an Owner and an Owner's account to government regulators.

FREE LOOK

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may request to cancel the Policy and return the Policy to us or your agent within 30 days after you receive it. We will send to you within seven days of the date we receive your notice of cancellation and the Policy, the greater of (1) a full refund of the premiums you have paid, or (2) the Surrender Value of the Policy.

If the Policy is changed, as described under the "Policy Changes" section of this prospectus, and if the change results in an increase in Face Amount and/or the addition of any Agreements, you will have a right to examine the changed Policy and you may return the changed Policy within 30 days after you receive it. If you return the changed Policy, the Face Amount increase and/or additional Agreements will be cancelled, and the Policy will continue in force.

ACCUMULATION VALUE

Your Policy's Accumulation Value equals your investment in the Guaranteed Interest Account, the Interim Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account, plus any collateral held in the Fixed Loan Account for any loans you have taken. The Accumulation Value of the Policy varies with the interest crediting experience of the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, and Fixed Loan Account and the investment experience of the Sub-Accounts of the Variable Account.

Unlike a traditional fixed benefit life insurance policy, your Policy's Accumulation Value cannot be determined in advance, even if you pay premiums as planned, because the Accumulation Value of the Variable Account varies daily with the investment performance of the Sub-Accounts and the Accumulation Value of the Fixed Indexed Accounts depends at least in part on positive changes in value of the S&P 500(R) Index over Segment Terms. Even if you continue to pay premiums as planned, your Accumulation Value in the Variable Account could decline to zero because of unfavorable investment experience and the assessment of charges.

Upon request, we will tell you the Accumulation Value of your Policy. We will also send to you a report each year on the Policy Anniversary advising you of your Policy's Accumulation Value, the Face Amount and the Death Benefit as of the date of the report. It will also summarize your Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy's Accumulation Value through our eService Center at www.minnesotalife.com.

GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE. The Guaranteed Interest Account Accumulation Value of your Policy equals the sum of the following:

  .  the Net Premiums you allocate to the Guaranteed Interest Account;

  . plus, any interest credited thereto, any fixed loan repayments, any transfers of Accumulation Value from the Sub-Accounts of the Variable Account and from Segments of the Fixed Indexed Accounts and any allocation of Fixed Loan Account interest; and

  . less, any fixed interest rate policy loans, partial surrenders, transfers of Accumulation Value to the Sub-Accounts of the Variable Account and Segments of the Fixed Indexed Accounts and policy charges.

FIXED INDEXED ACCOUNT ACCUMULATION VALUE. The Fixed Indexed Account Accumulation Value of your Policy equals the sum of the Accumulation Value of all Segments in the Fixed Indexed Accounts. The value of a Segment on any day after the Segment Date is equal to:

  .  the value of the Segment as of the prior day; plus

  .  any Index Credits earned on the Segment since the prior day; minus

  . the amount of any transaction or monthly charges; or transfers or partial surrenders from the Segment since the prior day.

VARIABLE ACCOUNT ACCUMULATION VALUE. The Accumulation Value of your Policy in the Variable Account is not guaranteed. We determine your Policy's Variable Account Accumulation Value by multiplying the current number of Sub-Account Units for each Sub-Account in which you are invested by the current Sub-Account Unit Value for that Sub-Account and adding those values together. A Sub-Account Unit is a measure of your Policy's interest in a Sub-Account. The number of Units credited with respect to each Net Premium payment is determined by dividing the portion of the Net Premium payment allocated to each Sub-Account by the then current Unit Value for that Sub-Account. The number of Units credited is determined as of the end of the Valuation Date on which we receive your premium payment at our Home Office in Good Order.

Once determined, the number of Units credited to your Policy will not be affected by changes in Sub-Account Unit Values. However, the number of Units in a Sub-Account will be increased by the allocation of subsequent Net Premiums, fixed interest rate loan repayments, transfers and Fixed Loan Account interest to the Sub-Account. The number of Units will be decreased by policy charges, fixed interest rate policy loans, transfers and partial surrenders from the Sub-Account. The number of Units in a Sub-Account will decrease to zero if the Policy is surrendered or terminated.

The Unit value of a Sub-Account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of the Sub-Account. The value of a Unit for each Sub-Account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that Sub-Account for the valuation period ending on the subsequent Valuation Date.

The net investment factor is a measure of the net investment experience of a Sub-Account. The net investment factor for a valuation period is: the gross investment rate for such valuation period, plus any Unit Value Credit under the Policy. We determine periodically whether Unit Value Credits apply. Unit value credits are not guaranteed. For any period we apply a Unit Value Credit, we will apply the credit each day when we calculate the unit value for the Sub-Account.

The gross investment rate is equal to:

    1.the net asset value per share of a Fund share held in the Sub-Account of the Variable Account determined at the end of the current valuation period; plus

    2.the per share amount of any dividend or capital gain distributions by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

    3.the net asset value per share of that Fund share held in the Sub-Account determined at the end of the preceding valuation period.

The table below identifies the annual Unit Value Credit that we may, in our sole discretion, apply to each Sub-Account of the Variable Account. The annual Unit Value Credit is expressed as a percentage of average annual Portfolio assets held by the Sub-Account. The amount of the Unit Value Credit we may apply varies among Sub-Accounts and some Sub-Accounts may receive larger Unit Value Credits than other Sub-Accounts. Some Sub-Accounts are not eligible for a Unit Value Credit. Our payment of Unit Value Credits may be discontinued at any time.

                                                                            ANNUAL UNIT
                                                                               VALUE
SUB-ACCOUNT                                                                   CREDIT
-----------                                                                 -----------
Franklin Small Cap Value VIP Fund - Class 1 Shares.........................    0.15
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I Shares.    0.12
Ibbotson Balanced ETF Asset Allocation Portfolio - Class I Shares..........    0.12
Ibbotson Conservative ETF Asset Allocation Portfolio - Class I Shares......    0.12
Ibbotson Growth ETF Asset Allocation Portfolio - Class I Shares............    0.12
Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I Shares.    0.12
Ivy Funds VIP Asset Strategy...............................................    0.45
SFT Advantus Bond Fund - Class 1 Shares....................................    0.05
SFT Advantus Index 400 Mid-Cap Fund - Class 1 Shares.......................    0.05
SFT Advantus Index 500 Fund - Class 1 Shares...............................    0.10
SFT Advantus Real Estate Securities Fund - Class 1 Shares..................    0.10
Vanguard(R) International Portfolio........................................    0.00
Vanguard(R) Small Company Growth Portfolio.................................    0.00

We determine the value of the Units in each Sub-Account on each day on which the corresponding Portfolio values its shares. In general, the net asset value of each Portfolio's shares is computed once daily as of the close of trading on the New York Stock Exchange (typically 3:00 p.m. Central time).

Some investment advisers to the Funds or their affiliates have an agreement with us or our affiliates to pay us or our affiliates for administrative, recordkeeping and shareholder services we provide to the Funds' Portfolios. We or our affiliates may also receive payments from the Funds, their investment advisers or principal underwriters to reimburse us for the costs of certain distribution or operational services that we perform and that benefit the Funds' Portfolios. See "Payments Made by Underlying Mutual Funds." The Unit Value Credit represents a portion of or all of these amounts that we or our affiliates may receive that we may, in our sole discretion, apply to the Sub-Accounts that invest in the Funds' Portfolios. We will only provide Unit Value Credits to a Sub-Account where the corresponding Portfolio, the investment adviser of that Portfolio or their affiliates compensate us or our affiliates for providing such services. Our decision to provide Unit Value Credits to certain Sub-Accounts depends upon a number of factors, including, but not limited to, the level of assets held in the Guaranteed

Interest Account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operation. From time to time some of these arrangements may be renegotiated so that we receive a different payment than previously paid. These fee arrangements do not result in any additional charges to Owners.

All Unit Value Credits and any gains or losses attributable to such amounts are treated as earnings under the Policy for tax purposes.

FIXED LOAN ACCOUNT ACCUMULATION VALUE. The Fixed Loan Account Accumulation Value of your Policy equals the sum of the following:

  . all fixed interest rate policy loans less all fixed interest rate policy loan repayments;

  .  plus, any Fixed Loan Account interest; and

  . less, any Fixed Loan Account interest allocated to the Guaranteed Interest Account, Fixed Indexed Accounts or Variable Account.

We credit interest on the Fixed Loan Account Accumulation Value daily at an annual rate of interest of not less than 2 percent. We may, at our sole discretion, credit interest at a higher rate.

INTERIM ACCOUNT ACCUMULATION VALUE. The Interim Account Accumulation Value of your Policy on any day equals the sum of the following:

  .  the Interim Account Accumulation Value as of the prior day; plus

  . interest earned on Accumulation Value held in the Interim Account since the prior day; plus

  . the amount of any Net Premiums allocated to the Interim Account since the prior day; plus

  .  any fixed interest rate policy loan repayment since the prior day; minus

  . the amount of any charges assessed against the Interim Account since the prior day; minus

  .  the amount of any transfer from the Interim Account since the prior day;
     minus

  .  any applicable partial surrenders since the prior day.

We credit interest on Interim Account Accumulation Value at an annual rate of interest of not less than 2 percent. We may, at our sole discretion, credit interest at a higher rate.

TRANSFERS

You may transfer Accumulation Value between the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, and the Sub-Accounts of the Variable Account and among the Sub-Accounts and Fixed Indexed Accounts.

VARIABLE ACCOUNT TRANSFERS. You may request a transfer or rebalance of Accumulation Value at any time while the Policy remains in force, and you may arrange in advance for systematic rebalance or systematic transfers. A rebalance reallocates your Accumulation Value in the Sub-Accounts on a one-time or systematic basis. A systematic transfer is a transfer of Accumulation Value from one or more Sub-Account(s) to one or more other Sub-Account(s), one or more Fixed Indexed Accounts, and/or the Guaranteed Interest Account, on a systematic basis. Following your instructions as to the percentage of your Accumulation Value you wish to have in each of your Sub-Accounts, we will transfer amounts to and from those accounts to achieve the percentages you desire. We determine the amount you have available for transfer at the end of the Valuation Date on which we receive your request at our Home Office in Good Order. Your request for transfer may be made in writing or you, or your agent if authorized by you, may make a request for transfer by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. You may also submit your request for transfer to us by facsimile (FAX) transmission at 651-665-6955. You may also request a one-time transfer or rebalance through our eService Center.

We process transfers based on the Unit Values determined at the end of the Valuation Date on which we receive your request for transfer in Good Order at our Home Office. This means that we must receive your request for transfer prior to 3:00 p.m. Central time on a Valuation Date or prior to the end of a Valuation Date, in order to process the request at the Unit Values determined as of that Valuation Date. If we receive your request for transfer at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the following Valuation Date. We treat transfer requests made via telephone and facsimile (FAX) as received once the call or transmission ends.

You may transfer Accumulation Value among the Sub-Accounts an unlimited number of times in a Policy Year, subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares.

FIXED INDEXED ACCOUNT TRANSFERS. Fixed Indexed Account Segments are funded by Net Premium payment, Accumulation Value transferred from the Variable Account or the Guaranteed Interest Account or from Accumulation Value rolled over from a prior Segment following completion of the Index Credit Term. A new Segment is created when you allocate Net Premium to a Fixed Indexed Account on an Interim Account Transfer Date or you request to transfer Accumulation Value from the Variable Account or the Guaranteed Interest Account to a Fixed Indexed Account or among the Fixed Indexed Accounts. For transfers to a Fixed Indexed Account, we will allocate your Accumulation Value to the Interim Account until the next Interim Account Transfer Date and then transfer the Accumulation Value from the Interim Account to the Fixed Indexed Accounts as you instructed. Accumulation Value held in the Interim Account will earn interest at the current Interim Account interest rate. A new Segment is also created when Accumulation Value from a prior Segment is rolled over to a new Segment following completion of the Index Credit Term of the prior Segment.

Once a Fixed Indexed Account Segment is created on a Segment Date, you may not transfer Accumulation Value from the Segment to any other investment option under the Policy before the end of the Index Credit Term. Each Segment has its own Participation Rate and Growth Cap, except for Segments under the Optimizer 2 Indexed Account which currently has no Growth Cap. The Participation Rate for Fixed Indexed Account A, Fixed Indexed Account B, and the Optimizer 1 Account is set at Policy Issue or when a new Fixed Indexed Account is made available and will not change for any Index Credit Term. The Participation Rate for the Optimizer 2 Account may change prior to the beginning of any Index Segment and will remain in effect for the Index Credit Term. The Growth Cap for a Fixed Indexed Account is that which is in effect on a Segment Date and will remain in effect throughout the Index Credit Term. The Growth Cap and Participation Rate in effect as of the Policy Date are shown in the Policy Data Pages. We will notify you in your Annual Report or by other written notice of the Growth Cap for new Segments beginning after the date of the Annual Report.

Interim Account Transfer Dates are the dates when transfers into the Fixed Indexed Account may occur, and are shown in your Policy Data Pages. We reserve the right to change the Interim Account Transfer Dates and to limit transfers into the Fixed Indexed Account. Since the Interim Account Transfer Date coincides with the day of the month that S&P 500(R) Index options close, changes in the Interim Account Transfer Date will coincide with any change in the day of the month for closing S&P 500(R) Index options. Transfers to either of the Fixed Indexed Accounts will be limited in those circumstances where we determine that a Policy owner is engaging in market timing or disruptive trading activities. See "Market Timing and Disruptive Trading." We will notify you in the Annual Report or other written notice if we change the Interim Account Transfer Dates.

We will allocate Net Premium payments and transfer Accumulation Value in the Interim Account attributable to Net Premium payments to the Fixed Indexed Accounts based on your current allocation instructions on file with us. When you allocate Net Premium to the Fixed Indexed Accounts on a date other than an Interim Account Transfer Date, we will transfer the Net Premium to the Interim Account. Your Net Premium will be allocated to the Interim Account on the day it is received and will remain there until the next Interim Account Transfer Date. We credit interest to and assess policy charges against your Accumulation Value in the Interim Account. On the Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts based upon your allocation instructions. Below is an example of how we transfer Accumulation Value attributable to a premium payment to a Fixed Indexed Account Segment.

EXAMPLE. We receive and apply a premium payment of $10,000 on January 2nd, which corresponds to a Net Premium of $9,600. Based upon the Owner's instruction to allocate 100% of the Net Premium to a Fixed Index Account, all of the Net Premium is transferred to the Interim Account on that date and the Interim Account balance is $9,600. Accumulation Value in the Interim Account earns interest and Policy charges are deducted from Interim Account Accumulation Value. On January 18th (the Interim Account Transfer Date), the Accumulation Value in the Interim Account is equal to $9,500 and is transferred to the Fixed Indexed Account. After the transfer, the Interim Account balance will be zero.

You may also request that we transfer Accumulation Value from either the Guaranteed Interest Account or the Variable Account to the Fixed Indexed Accounts or among the Fixed Indexed Accounts. If you provide us with instructions to transfer Accumulation Value from the Guaranteed Interest Account or the Variable Account, we will transfer the amount to the Interim Account on the date we receive your request in Good Order. On the Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts as you instructed.

If you provide us instructions to transfer Accumulation Value from one Fixed Indexed Account to another Fixed Indexed Account and we receive your request in Good Order, we will transfer the amount to the Interim Account on the date the Index Credit Term ends for the Segment from which the transfer is being made. On the next Interim Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Account as you instructed. Below is an example of how we transfer Accumulation Value from the Variable Account to a Fixed Indexed Account Segment.

EXAMPLE. We receive your Written Request in Good Order on January 2nd to transfer on a pro rata basis $10,000 of Accumulation Value from the Sub-Accounts of the Variable Account to a Fixed Indexed Account. Based upon your instructions, on January 2nd, $10,000 is transferred to the Interim Account and the Accumulation Value in the Interim Account is $10,000. Accumulation Value in the Interim Account earns interest and Policy charges are deducted from Interim Account Accumulation Value. On January 18th (the Interim Account Transfer Date), the Accumulation Value in the Interim Account is equal to $9,900 and is transferred to the Fixed Indexed Account. After the transfer, the Interim Account balance will be zero.

Absent any instruction from you, Accumulation Value in a Fixed Indexed Account Segment will automatically be rolled over from the Segment at the end of the Index Credit Term to a new Segment. Alternatively, you may provide us with instructions to allocate Accumulation Value in a Segment to another Investment Option available under the Policy prior to the end of a Segment Term. We will accept instructions up to and including the date on which the Index Credit Term ends. Transfers from Fixed Indexed Account Segments are subject to the Policy's transfer restrictions.

DOLLAR COST AVERAGING. You may elect to participate in dollar cost averaging in the Application or by completing an election form that we receive. Dollar cost averaging is a strategy designed to reduce the risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Sub-Accounts of the Variable Account or any of the Fixed Indexed Accounts over a period of time, up to one year, by systematically and automatically transferring, on a monthly basis, specified dollar amounts from the Guaranteed Interest Account into the Variable Account or any of the Fixed Indexed Accounts. This allows you to potentially reduce the risk of allocating most of your Net Premium into the Sub-Accounts and Fixed Indexed Accounts when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.

Dollar cost averaging transfers will only take place on the Interim Transfer Date. A transfer under this program is not considered a transfer for purposes of assessing any Transfer Transaction Charge. We may modify, suspend, or discontinue the dollar cost averaging at any time.

OTHER TRANSFER RESTRICTIONS. We reserve the right to limit transfers to and from the Guaranteed Interest Account to one transfer per Policy Year. We also reserve the right to restrict the dollar amount of any transfer to or from the Guaranteed Interest Account.

The transfer transaction charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts, Guaranteed Interest Account, or Fixed Indexed Account Segments affected by the transfer(s). We currently do not assess a transfer transaction charge.

We impose other restrictions on transfers. We reserve the right to require that the amount transferred to or from a Sub-Account, Fixed Indexed Account Segments, or the Guaranteed Interest Account be at least $250. If the Accumulation Value in a Sub-Account, the Fixed Indexed Account, or the Guaranteed Interest Account from which a transfer is to be made is less than $250, the entire Accumulation Value attributable to the Sub-Account, the Fixed Indexed Account or the Guaranteed Interest Account must be transferred. If a transfer would reduce the Accumulation Value in the Sub-Account from which the transfer is to be made to less than $250, we reserve the right to include that remaining Sub-Account Accumulation Value in the amount transferred.

If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy's Accumulation Value that is in the Variable Account to the Guaranteed Interest Account. Your Accumulation Value in the Fixed Indexed Account Segments will also be transferred to the Guaranteed Interest Account at the end of the Segment Terms for each Segment. As long as we are paying long term care benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.

If you added the Guaranteed Income Agreement, on the exercise effective date, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Index Credit Term. Your Policy's Accumulation Value will remain in the Guaranteed Interest Account, or if Policy loans are used to make the benefit payment, the Fixed Loan Account, for as long as the Policy remains in force.

TELEPHONE TRANSFERS. A request for transfer submitted to us via telephone is subject to the same conditions and procedures as would apply to a written transfer request. However, during periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls. In those circumstances, you should consider submitting a written transfer request while continuing to attempt to contact us via telephone. We reserve the right to restrict the frequency of, or otherwise modify, condition, or terminate telephone transfer privileges. For more information on telephone transactions, contact us at our Home Office or at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time.

With all telephone transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from Owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require Owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide Owners with a written confirmation of each telephone transfer.

MARKET-TIMING AND DISRUPTIVE TRADING. This Policy is not designed to be used as a vehicle for frequent trading (i.e., frequent transfers) in response to short-term fluctuations in the securities markets, often referred to as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long term Policy Owners invested in affected Portfolios who do not generate such expenses. It is our policy to discourage market-timing and frequent transfer activity, and, when we become aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity on affected Portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for Policy Owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may not be able to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because our policies and procedures are discretionary, it is possible that some Policy Owners may engage in market-timing and other frequent transfer activity while others may bear the harm associated with such activity. Moreover, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of or otherwise modify, condition or terminate any transfer method(s). Your transfer privilege is also subject to modification if we determine that, in our sole discretion, the exercise of the transfer privilege by one or more Policy Owners is or would be to the disadvantage of other Policy Owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by a Portfolio attributable to transfers in your Policy. One or more of the following factors will be considered in determining whether to implement and administer any restrictions and assess any fees:

  .  the dollar amount of the transfer(s);

  . whether the transfers are part of a pattern of transfers that appears designed to take advantage of market inefficiencies;

  . whether a Portfolio has requested that we look into identified unusual or frequent activity in the Portfolio;

  .  the number of transfers in the previous calendar quarter; and

  . whether the transfers during a quarter constitute more than two "round trips" in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

In our sole discretion, we may revise our policies and procedures to detect and deter market-timing and other frequent trading activity at any time without prior notice.

In addition to our market-timing procedures, the underlying Portfolios may have their own market-timing policies and restrictions. While we reserve the right to enforce the Portfolios' policies and procedures, Policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the market-timing policies established by the Portfolios.

In addition, the Funds may restrict the purchase of their shares in order to protect shareholders. In such case, if you request a transfer to a Sub-Account(s) that invests in a Fund that has restricted the purchase of its shares, we will not redeem Accumulation Value from the Sub-Account(s) from which the transfer would have otherwise been made, unless you submit a new request for transfer to our Home Office designating a new Sub-Account(s) to which the transfer should be made.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will determine the amount of and pay the Death Benefit proceeds on the Policy upon receipt at our Home Office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of Death Benefit proceeds) regarding how to pay the Death Benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the Death Benefit proceeds to the Beneficiary(ies), if living. If each Beneficiary dies before the insured, we will pay the Death Benefit proceeds to the Owner or the Owner's estate, or, if the Owner is a corporation, to it or its successor. We will pay the Death Benefit proceeds in a lump sum or under a settlement option.

If you have added the IPA to your Policy, we will pay the Death Benefit proceeds that are subject to the IPA according to the terms of that Agreement. The IPA will not impact the amount of the Policy Death Benefit proceeds; it will only impact the manner in which Death Benefit proceeds are paid to the Beneficiary. See "Supplemental Agreements -- Income Protection Agreement."

Death Benefit proceeds equal:

  .  the Death Benefit (described below);

  . plus any additional insurance on the insured's life under the Term Insurance Agreement;

  . plus under the Level Option Death Benefit, any premium paid after the date of the insured's death;

  . plus any additional insurance on the insured's life under the Interest Accumulation Agreement;

  .  minus any amounts paid under the Long Term Care Agreement;

  .  minus any unpaid monthly charges;

  .  minus any outstanding Policy loan; and

  .  minus any accrued loan interest.

We may further adjust the amount of the Death Benefit proceeds if we contest the Policy and the insured dies by suicide or you misstate the insured's age or gender. See "Statement of Additional Information."

DEATH BENEFIT OPTIONS

The Policy provides a Death Benefit under either the Level or Increasing Death Benefit Option. The Death Benefit is determined on each monthly Policy Anniversary and as of the date of the insured's death. You must select one of the two Death Benefit options we offer in your Application. If you do not choose a Death Benefit option in your Application, the Level Option Death Benefit will automatically be in effect.

The Policy is intended to qualify under Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached Agreement will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the Death Benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly charges or supplemental Agreements that are consistent with such an increase. Adjustments will be reflected in the monthly charge assessment.

Under Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test (CVAT)." You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used. If you apply for the Guaranteed Income Agreement, you must elect the GPT test.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the insured) of the Accumulation Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the age and gender class of the insured) of the Accumulation Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Accumulation Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no additional Agreements, as your Accumulation Value increases your Death Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase certain charges.

UNDER THE GUIDELINE PREMIUM TEST (GPT), THE LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount on the insured's date of death; or

    2.a specified "limitation percentage," called the Guideline Premium Test
      Death Benefit Percentage Factor (GPT DBPF) on your Policy's data pages, multiplied by the Accumulation Value on the insured's date of death.

Under the Level Option, your Death Benefit remains level unless the limitation percentage multiplied by the Accumulation Value is greater than the Face Amount; then the Death Benefit will vary as the Accumulation Value varies.

The limitation percentage is the minimum percentage of Accumulation Value we must pay as the Death Benefit under federal tax requirements. It is based on the age of the insured at the beginning of each Policy Year. The following table indicates the limitation percentages for the guideline premium test for different ages:

                 AGE               LIMITATION PERCENTAGE
                 ---               ---------------------
             40 and under                  250%
               41 to 45   250% minus 7% for each year over age 40
               46 to 50   215% minus 6% for each year over age 45
               51 to 55   185% minus 7% for each year over age 50
               56 to 60   150% minus 4% for each year over age 55
               61 to 65   130% minus 2% for each year over age 60
               66 to 70   l20% minus 1% for each year over age 65
               71 to 75   115% minus 2% for each year over age 70
               76 to 90                    105%
               91 to 95   105% minus 1% for each year over age 90
              96 to 121                    100%

If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Policy's Accumulation Value.

LEVEL OPTION GUIDELINE PREMIUM TEST EXAMPLE. Assume that the insured's age is under 40. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. The figure $40,000 is derived because 250 percent of $40,000 equals $100,000. Every additional $100 added to the Accumulation Value above $40,000 will increase the Death Benefit by $250.

Similarly, so long as the Accumulation Value exceeds $40,000, every $100 taken out of the Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Policy.

UNDER THE CASH VALUE ACCUMULATION TEST (CVAT), THE LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount on the date of the insured's death; or

    2.the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

Under the Level Option, your Death Benefit remains level unless the Accumulation Value is greater than the net single premium as specified under Code Section 7702, multiplied by the Face Amount. The net single premium is based on the insured's gender and age.

Under the CVAT, a "limitation percentage" may be defined as the value "1" divided by the net single premium. While the limitation percentages are defined differently for the GPT and the CVAT, they work identically with respect to the relationship between the Accumulation Value and the Death Benefit.

If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Accumulation Value.

LEVEL OPTION CASH VALUE ACCUMULATION TEST EXAMPLE. Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit for the Policy must be equal to or be greater than 225 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $44,444, the Death Benefit of the Policy will exceed the $100,000 Face Amount. The figure $44,444 is derived because 225 percent of $44,444 equals $100,000. Every additional $100 added to the Accumulation Value above $44,444 will increase the Death Benefit of the Policy by $225.

Similarly, so long as the Accumulation Value exceeds $44,444, every $100 taken out of the Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit of the Policy will equal the Face Amount of the Policy.

UNDER THE GUIDELINE PREMIUM TEST, THE INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount plus the Accumulation Value on the insured's date of death; or

    2.the limitation percentage (the GPT DBPF) multiplied by the Accumulation
      Value on the insured's date of death.

Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.

INCREASING OPTION GUIDELINE PREMIUM TEST EXAMPLE. Assume that the insured's age is under 40. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $60,000 will generally have a Death Benefit of $160,000 ($100,000 + $60,000). The Death Benefit, however, must be at least 250 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,666, the Death Benefit will be greater than the Face Amount plus the Accumulation Value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of Accumulation Value above $66,666 will increase the Death Benefit by $250.

Similarly, any time the Accumulation Value exceeds $66,666, every $100 taken out of Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit will be the Face Amount plus the Accumulation Value of the Policy.

UNDER THE CASH VALUE ACCUMULATION TEST, THE INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount plus the Accumulation Value on the insured's date of death; or

    2.the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.

INCREASING OPTION CASH VALUE ACCUMULATION TEST EXAMPLE. Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $65,000 will generally have a Death Benefit of $165,000 ($100,000 + $65,000). The Death Benefit for the Policy must be at least 225 percent of the

Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $80,000, the Death Benefit for the Policy will be greater than the Face Amount plus the Accumulation Value. The figure of $80,000 is derived because 225 percent of $80,000 equals $100,000 + $80,000. Every additional $100 of Accumulation Value above $80,000 will increase the Death Benefit of the Policy by $225.

Similarly, any time Accumulation Value exceeds $80,000, every $100 taken out of Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit for the Policy will be the Face Amount plus the Accumulation Value of the Policy.

EFFECT OF PARTIAL SURRENDERS ON THE DEATH BENEFIT

If you choose the Level Option, a partial surrender will reduce the Face Amount by an amount equal to the amount of the partial surrender. If you choose the Increasing Option, your Face Amount will not be affected by a partial surrender. Regardless of the Death Benefit option you choose, a partial surrender will reduce the Death Benefit by at least the amount of the partial surrender.

CHOOSING DEATH BENEFIT OPTIONS

You must choose one Death Benefit option on your Application. This is an important decision. The Death Benefit option you choose will have an impact on the dollar value of the Death Benefit, on your Accumulation Value, and on the amount of cost of insurance charges you pay. If you do not select a Death Benefit option on your Application, the Level Option will become the Death Benefit option for your Policy, by default.

You may find the Level Option more suitable for you if your goal is to have Net Premiums and positive investment experience reflected to the maximum extent in Accumulation Value. You may find the Increasing Option more suitable if your goal is to increase your total Death Benefit. Under the Increasing Option, positive increases in the Accumulation Value would be reflected in your Death Benefit, where the Death Benefit equals your initial Face Amount plus the Policy's Accumulation Value.

CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, you may change your Death Benefit option once each Policy Year. We will notify you of the new Face Amount.

  .  You must send your Written Request in Good Order to our Home Office.

  . The effective date of the change will be the monthly Policy Anniversary on or following the date we approve your request for a change in Good Order.

  . Changing your Death Benefit option may cause you to receive taxable income, may cause your Policy to become a modified endowment contract
     (MEC) or may have other unintended adverse federal tax consequences. See "Federal Tax Status." You should consult a tax adviser before changing your Policy's Death Benefit option.

INCREASING/DECREASING THE FACE AMOUNT

You may increase or decrease the Face Amount of the Policy. An increase or decrease in the Face Amount will affect your cost of insurance charge, your guideline premium or cash value accumulation tax calculation, and may have adverse federal tax consequences. You should consult a tax adviser before increasing or decreasing your Policy's Face Amount.

If you have added the LTC Agreement to your Policy, decreasing the Face Amount of the Policy may lower the amount of long-term care benefit (LTC amount) available under the LTC Agreement. If the Policy's Face Amount after the decrease is less than the LTC amount before the decrease in Face Amount, the LTC amount will be equal to the new decreased Face Amount.

If you have added the IPA to your Policy, increasing or decreasing your Face Amount will impact the amount payable as installment payments under that Agreement. If you are increasing your Face Amount, you may be able to change the percentage amount that will apply to the IPA installment payments, subject to our approval. See "Supplemental Agreements -- Income Protection Agreement."

An increase in Face Amount will be treated as an additional layer of coverage with its own monthly Policy Issue Charge, surrender charge and surrender charge period.

Conditions for and impact of decreasing the Face Amount:

  .  you must send your Written Request in Good Order to our Home Office;

  . a decrease in a layer of coverage is only allowed if the coverage layer has been in force for at least one year;

  .  we require your requested decrease in Face Amount to be at least $5,000;

  . you may not decrease your Face Amount if it would disqualify your Policy as life insurance under the Code;

  . if the decrease in Face Amount would cause your Policy to be classified a modified endowment contract (MEC) under the Code, we will not allow the decrease in Face Amount, unless you specifically instruct us in writing that you intend for the Policy to be classified as a MEC; and

  . a decrease in Face Amount will take effect on the first monthly Policy Anniversary on or after we receive and approve your Written Request.

Conditions for and impact of increasing the Face Amount:

  . your request must be applied for on a supplemental Application and must include evidence of insurability satisfactory to us;

  . a requested increase in Face Amount requires our approval and will take effect on the first monthly Policy Anniversary on or after the day we approve your request;

  .  increases are only allowed after the first Policy Year;

  .  we require your requested increase in Face Amount to be at least $5,000;

  . each increase in Face Amount will have its own surrender charge that applies for 10 years after the date of the increase, unless you elect the Early Values Agreement; and

  . increases made under the Guaranteed Insurability Option or the Inflation Agreement will be processed according to the provisions of that Agreement and will not require evidence of insurability.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. These are described under "Settlement Options" in your Policy and in the Statement of Additional Information. The IPA provides an additional irrevocable settlement option, which may only be applied for at Policy issue.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy's maturity date or date the death benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, to make such changes.

POLICY LOANS

While your Policy is in force, you may submit a request to our Home Office to borrow money from us using only your Policy as the security for the loan. You may obtain a Policy loan with a Written Request in Good Order by calling us at 1-800-277-9244 between the hours of 8:00 am and 5:00 pm, Central time, our regular business hours. If you call us, you will be asked for security purposes, for your personal identification and Policy number. We normally pay the loan amount within seven days after we receive a proper loan request in Good Order. We may postpone payment of loans under certain conditions as described in the Statement of Additional Information. You may increase the risk that the Policy will terminate if you take a loan. A loan that is taken from, or secured by a Policy, may have adverse federal income tax consequences. See "Federal Tax Status."

Your Policy will remain in force so long as the Accumulation Value less the sum of the Policy loan and any unpaid Policy Loan Interest is sufficient to cover the monthly charges when due. Otherwise, your Policy will terminate and there may be adverse tax consequences. See "Federal Tax Status." To prevent your Policy from terminating, you will have to make a loan repayment. We will notify you 61 days in advance of the Termination of your Policy and the amount of the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

You may request either a fixed interest rate Policy loan or a variable rate Policy loan. Under a fixed interest rate Policy loan, the rate of interest we charge for the Policy loan will not change for the duration of the loan. However, under a variable rate Policy loan, the rate of interest we charge for the loan can change annually for the duration of the loan. When you request a Policy loan, you must inform us of whether you are choosing a fixed interest rate Policy loan or a variable rate Policy loan.

FIXED INTEREST RATE POLICY LOAN. The maximum amount available for a fixed interest rate Policy loan is the Policy Accumulation Value less any applicable surrender charge and three (3) months of monthly charges. We determine this amount on the Valuation Date we receive your request for a fixed interest rate Policy loan at our Home Office in Good Order. There is no minimum amount we require for a Policy loan. When you take a fixed interest rate Policy loan, we will transfer an amount equal to the loan from your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and/or the Variable Account to the Fixed Loan Account, part of our General Account. You may instruct us as to which Account or Accounts and the proportion of the amount of the fixed interest rate Policy loan that should be transferred from the Accounts. However, if you instruct us to take a fixed interest rate Policy loan from the Fixed Indexed Accounts, we will transfer the amount of the loan from each Segment in the Fixed Indexed Accounts on a pro rata basis.

If you do not instruct us as to how we should transfer the amount of the fixed interest rate Policy loan from the Accounts to the Fixed Loan Account, we will transfer the fixed rate loan amount in the order described below.

     1. The fixed rate loan amount will be transferred first from your Accumulation Value in the Guaranteed Interest Account.

     2. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Variable Account on a pro-rata basis from the Accumulation Value in each Sub-Account.

     3. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account and the Variable Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Interim Account.

     4. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment.

We hold the fixed rate loan amount as collateral for the loan in the Fixed Loan Account. The fixed rate loan amount is not available for withdrawal from the Policy.

FIXED INTEREST RATE POLICY LOAN INTEREST. We will charge you interest on a fixed interest rate Policy loan at the annual rate of interest shown on the Policy data pages of your Policy while your fixed interest rate policy loan is outstanding. Currently, we charge an annual rate of interest of 3 percent on fixed interest rate Policy loans. Policy loan interest becomes due and payable:

  . on a Policy loan transaction (which is any transaction that affects the loan amount);

  .  on each Policy Anniversary;

  .  on surrender or Termination of the Policy; or

  .  on the date of the death of the insured.

If you do not pay the interest on your loan when due, your Policy loan will be increased by the amount of the unpaid interest.

We also credit interest to amounts held in the Fixed Loan Account as collateral for Policy loans at a rate of interest at least equal to the interest rate shown on the Policy data pages. Currently, we credit an annual rate of interest which is not less than your fixed interest rate Policy Loan Interest rate minus 1 percent. However, if your Policy has been in force for ten years or more, we will credit your loan amount with an annual rate of interest equal to the Policy loan rate minus .10 percent. On the date of each Policy loan transaction and Policy Anniversary, we will allocate any accrued Fixed Loan Account interest to your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account on a pro-rata basis.

VARIABLE INTEREST RATE POLICY LOAN. If you have Accumulation Value in one or more of the Fixed Indexed Accounts, you may request a variable interest rate Policy loan. The maximum aggregate amount you may borrow under one or more variable interest rate Policy loans under your Policy equals your Accumulation Value in the Fixed Indexed Accounts, plus your Accumulation Value in the Interim Account, less any applicable surrender charge and three (3) months of monthly charges. We will determine the amount available for a variable interest rate Policy loan as of the date we receive your request for a loan in Good Order at our Home Office. Unlike a fixed interest rate Policy loan,

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when you take a variable interest rate Policy loan, we will not transfer an amount equal to the loan from your Accumulation Value in the Guaranteed Interest Account, Fixed Indexed Accounts and/or the Variable Account to the Fixed Loan Account as collateral for the policy loan.

On every loan transaction date and on each monthly Policy Anniversary, we will compare the amount of a variable interest rate loan with the Accumulation Value in the Fixed Indexed Accounts and the Interim Account and if the amount of a variable interest rate loan exceeds the Accumulation Value in the Fixed Indexed Accounts and the Interim Account, we will automatically convert the variable interest rate loan to a fixed interest rate loan. You may request to convert back to a new variable rate interest loan after you have either reduced the loan balance by making a loan repayment or by increasing the amount of Accumulation Value in the Fixed Indexed Accounts.

VARIABLE INTEREST RATE POLICY LOAN INTEREST. Under a variable interest rate Policy loan, we may change the rate of interest we charge for the Policy loan once a year on your Policy Anniversary. We will notify you at your Policy Anniversary of any changes in the Policy Loan Interest rate for the coming year.

The rate of interest we charge for a variable interest rate Policy loan will equal the greater of:

     1. the published monthly average (Moody's Corporate Bond Yield Average-Monthly Average Corporates) as published by Moody's Investors Service, Inc. or its successor for the calendar month ending two months prior to the date the rate of interest for the Policy loan is determined, and

     2. the guaranteed interest rate for the Guaranteed Interest Account shown on the Policy data pages, plus one (1) percent per annum.

We may increase the rate of interest we charge for a variable rate Policy loan on a Policy Anniversary where based on the above formula the rate of interest for a variable rate Policy loan calculated prior to the Policy Anniversary would be one-half percent or more higher than the rate of interest we currently charge for the loan. We will decrease the rate of interest we charge for a variable rate Policy loan on a Policy Anniversary where based on the above formula the rate of interest for a variable rate Policy loan calculated prior to the Policy Anniversary would be one-half percent or more lower than the rate of interest we currently charge. We will calculate any change in the rate of interest we charge for a variable rate Policy loan as of the Interim Account Transfer Date in the second month preceding your Policy Anniversary.

Any change in the loan interest rate will apply to any new variable rate Policy loans as well as variable rate Policy loans existing on your Policy Anniversary. The rate of interest for a variable rate Policy loan in effect on the Policy Date is shown on the Policy data pages. If that rate changes, we will notify you in the Annual Report or by other written notice.

POLICY LOAN REPAYMENTS. If your Policy is in force, you may repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. When we receive a payment from you, we will automatically treat that payment as a premium payment unless you specify that the payment is a loan repayment. Loan repayments are not subject to a premium charge. If the insured dies with any loan outstanding, the amount of the Death Benefit will be reduced by the outstanding loan balance.

When you repay a fixed interest rate Policy loan, we transfer the repayment amount from the Fixed Loan Account to your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and the Variable Account. Unless you instruct us otherwise, we will transfer the repayment amount on a pro-rata basis to the Guaranteed Interest Account, the Fixed Indexed Accounts and the

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Sub-Accounts of the Variable Account based on your Accumulation Value in each investment option on the Valuation Date we receive your loan repayment in Good Order at our Home Office. We reserve the right to restrict the amount of any loan repayment to the Guaranteed Interest Account.

A fixed interest rate Policy loan, whether or not it is repaid, will have a permanent effect on your Accumulation Value, and depending upon the Death Benefit option you have chosen, the Death Benefit. As long as a fixed interest rate Policy loan is outstanding the collateral for the loan in the Fixed Loan Account is not affected by the investment performance of Sub-Accounts and may not be credited with the rates of interest we credit Accumulation Value in the Guaranteed Interest Account or with Index Credits in the Fixed Indexed Accounts.

A variable interest rate Policy loan will not have a permanent effect on the Accumulation Value of your Policy. If you make a repayment of a variable interest rate loan, the loan balance will be reduced, however, the loan repayment will not have an impact on the Policy's Accumulation Value.

TERMINATION. If the Accumulation Value less the sum of the Policy loan(s) and any unpaid Policy Loan Interest is insufficient to cover the monthly charges on a monthly Policy Anniversary, a 61-day Grace Period begins. We will send you a written notice on the day your Policy goes into the Grace Period and inform you of your options. Your Policy will remain in force during the Grace Period. You may pay premiums during this Grace Period to cover the insufficiency and continue your Policy in force beyond the Grace Period. In addition to a notice that your Policy has gone into the Grace Period, we will send you and any assignee of record, at the last known address, at least 31 days prior to the end of the Grace Period, a written notice indicating the due date and the payment required to keep your Policy in force.

The payment required to keep your Policy in force after the Grace Period commences is equal to three times the sum of all the monthly charges that were due at the beginning of the Grace Period, plus the premium charge that would apply. If the payment is not paid by the end of the Grace Period, your Policy will terminate without value. If the insured dies during the Grace Period, the death proceeds will be paid to the Beneficiary. If the Policy were to terminate with an outstanding loan balance, you will also be required to make a loan repayment.

If the Policy terminates with an outstanding loan balance, the amount of that outstanding loan will be treated as a distribution, which could be taxable depending upon your investment in the Policy. This means that as a result of a Policy termination, you could recognize taxable income without any distribution of Policy Accumulation Value in the form of cash that could be used to pay any income tax due. You should consult your tax advisor regarding the tax treatment of a Policy termination with an outstanding loan balance. See "Federal Tax Status."

REINSTATEMENT. At any time within three years from the date of Policy Termination while the insured is living, you may ask us to restore your Policy to an in-force status, unless you surrendered your Policy. We will require each of the following to reinstate your Policy:

    1.your Written Request in Good Order to reinstate the Policy;

    2.that you submit to us at our Home Office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime;

    3.a payment sufficient to cover all monthly charges and Policy Loan
      Interest due and unpaid during the Grace Period; and

    4.a premium sufficient to keep the Policy in force for three (3) months after the date of the reinstatement.

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The effective date of reinstatement will be the first monthly Policy
Anniversary on or following the date we approve your request for reinstatement. The Surrender Charge and Policy Issue Charge schedules that were in place at the end of the Grace Period will be effective at the reinstatement date. We will send you new Policy data pages when your Policy is reinstated. If you elected the Early Values Agreement at Policy issue, we will require that you reinstate that Agreement. Reinstating your Policy may have adverse tax consequences. You should consult your tax advisor before you reinstate your Policy. See "Federal Tax Status."

SURRENDER

You may request to surrender your Policy at any time while the insured is living and the Policy is in force. A surrender may have tax consequences. See "Federal Tax Status."

The Surrender Value of the Policy is the Accumulation Value less any unpaid Policy charges which we assess against Accumulation Value, less any Policy loan, less any unpaid Policy Loan Interest and less any Surrender Charges. If you have elected the Early Values Agreement, the Surrender Value will not be reduced by Surrender Charges. We determine the Surrender Value as of the Valuation Date on which we receive your signed Written Request for surrender of the Policy in Good Order at our Home Office. You may request that the Surrender Value be paid to you in cash or, alternatively, paid under a settlement option we offer. We may require that you return the Policy.

If you surrender your Policy during the first ten Policy Years or during the first ten years following an increase in Face Amount, we will assess a Surrender Charge, which may significantly reduce the Surrender Value. If you have elected the Early Values Agreement, the Surrender Value will not be reduced by the Surrender Charge. See "Policy Charges."

The amount you receive on surrender may be more or less than the total premiums you paid under the Policy. Once you surrender your Policy, all coverage and other benefits under the Policy cease and cannot be reinstated. See "Distributions Other Than Death Benefits from Modified Endowment Contracts" and "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts."

We will pay surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request in Good Order for surrender. However, if any portion of the Accumulation Value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the check has cleared and the funds have been collected.

If you have allocated Accumulation Value to any of the Fixed Indexed Accounts during the period you owned the Policy, you may receive surrender proceeds based upon the guaranteed minimum Accumulation Value amounts held in the Fixed Indexed Accounts. Whether the guaranteed minimum Accumulation Value is available upon surrender depends upon your Policy's particular facts and circumstances, including how much you allocated to the Fixed Indexed Accounts, how long your Accumulation Value was allocated to those accounts and whether Interest Credits were earned during that period. See "Guaranteed Minimum Accumulation Value".

PARTIAL SURRENDER

While the insured is living and the Policy is in force, you may request a partial surrender of the Accumulation Value of your Policy by forwarding your request in Good Order to our Home Office. The partial surrender must be at least $500. The maximum partial surrender we will allow is the Accumulation
Value: (i) less any outstanding Policy loan and accrued loan interest,
(ii) less the

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amount of any Surrender Charge applicable at that time, and (iii) less three
(3) months of monthly charges. For each partial surrender, we assess a Partial Surrender Transaction Charge of 2 percent of the amount of the partial surrender, up to $25.

You may tell us from which Sub-accounts of the Variable Account, any Fixed Indexed Account and the Guaranteed Interest Account to make a partial surrender. If you do not instruct us as to which Accounts we should take the partial surrender, we will take the partial surrender from the Accounts in the order described below:

     1. The partial surrender will be taken first from your Accumulation Value in the Guaranteed Interest Account.

     2. If the partial surrender amount exceeds your Accumulation Value in the Guaranteed Interest Account, the remaining partial surrender will be taken from your Accumulation Value in the Variable Account on a pro-rata basis from the Accumulation Value in each Sub-Account.

     3. If the partial surrender exceeds your Accumulation Value in the Guaranteed Interest Account and the Variable Account, the remaining partial surrender will be taken from your Accumulation Value in the Interim Account.

     4. If the partial surrender exceeds your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining partial surrender will be taken from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment.

We will process the partial surrender at the Unit Values next determined after we receive your request in Good Order at our Home Office. This means that if we receive your request for partial surrender prior to 3:00 p.m. Central time, or prior to the end of a Valuation Date, we will process the request at the Unit Values determined as of that Valuation Date. If we receive your request for partial surrender at or after 3:00 p.m. Central time, or after the end of a Valuation Date we will process the request at the Unit Values determined as of 3:00 p.m. Central time on the following Valuation Date.

If a partial surrender would cause your Policy to be disqualified as life insurance under the Code, we will not process your request for partial surrender. In addition, unless you have instructed us otherwise in writing, if a partial surrender would cause your Policy to be classified as a modified endowment contract under the Code, we will not process your request for partial surrender. Under the Level Option Death Benefit, a partial surrender will cause a decrease in the Face Amount of the Policy equal to the amount of the partial surrender. For each Death Benefit option, a partial surrender will decrease the amount of the Death Benefit proceeds payable.

We will pay partial surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request for partial surrender in Good Order.

We reserve the right to defer the payment of surrender and partial surrender proceeds for up to six months from the date of your Written Request, if such proceeds would be paid exclusively from your Accumulation Value in the Guaranteed Interest Account and the Fixed Indexed Accounts. In that case, if we postpone payment for more than 31 days, we will pay you interest at 2 percent annual rate for the period during which payment is postponed.

If mandated under applicable law, we may block an Owner's account and thereby refuse to pay any request for surrender or partial surrender until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and Owner's account to government regulators.

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POLICY CHARGES

We assess certain charges against premiums and Accumulation Value under the Policy. The maximum and minimum charges and the charges for certain specified insureds are described in the "Fee Tables" section of this prospectus. The charges compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND BENEFITS WE PROVIDE:

  .  the Death Benefit, cash, and loan benefits under the Policy;

  .  investment options, including premium payment allocations;

  .  administration of elective options; and

  .  the distribution of reports to Owners.

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting Applications, and with issuing and administering the Policy (including any Agreements);

  . overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

  . other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.

RISKS WE ASSUME:

  . that the cost of insurance charges we may assess are insufficient to meet our actual claims because insureds die sooner than we estimate; and

  . that the costs of providing the services and benefits under the Policies exceed the charges we assess.

PREMIUM CHARGE. Prior to allocation of a premium payment, we assess a charge from each premium payment to compensate us for distribution and administrative expenses and certain taxes associated with our issuance and maintenance of the Policy. We credit the remaining amount (the Net Premium) to your Policy's Accumulation Value according to your allocation instructions. The current Premium Charge is 4.0 percent of each premium and is guaranteed not to exceed
7.0 percent of each premium.

The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.

ACCUMULATION VALUE CHARGES. We assess the following charges against your Accumulation Value: (1) a Monthly Policy Charge; (2) a Policy Issue Charge;
(3) a Cost of Insurance Charge; (4) a Mortality and Expense Risk Charge;
(5) Indexed Account Charge; (6) a Cash Extra Charge; (7) certain transaction charges; (8) a Surrender Charge; and (9) charges for any Agreements you elect.

Some of the Accumulation Value charges depend on the "Risk Class" of the insured. The Risk Class of an insured is based upon the insured's "Underwriting Class" and "Tobacco Class."

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The Underwriting Class of the insured represents the level of mortality risk that we assume. The Tobacco Class refers to the tobacco use habits of the insured.

     1. MONTHLY POLICY CHARGE. The Monthly Policy Charge is currently $8 per month and is guaranteed not to exceed a monthly charge equal to $12.00, plus $0.0125 per $1,000 of Face Amount under the Policy. The Monthly Policy Charge compensates us for certain administrative expenses we bear, including those attributable to the records we create and maintain for your Policy.

     2. POLICY ISSUE CHARGE. We assess a monthly Policy Issue Charge for the first ten years following issuance of the Policy and for the first ten years following any increase in Face Amount. The charge varies based upon the age, gender and Risk Class of the insured. The Policy Issue Charge compensates us for our expenses of issuing, underwriting and distributing the Policy. The minimum guaranteed charge is $0.04 per $1,000 of Initial Face Amount or Face Amount increase and the maximum guaranteed charge is $0.53 per $1,000 of Initial Face Amount or Face Amount increase. The Policy Issue Charge for your Policy is shown on the Policy data pages of the Policy.

     3. COST OF INSURANCE CHARGE. We assess a monthly Cost of Insurance Charge to compensate us for underwriting the Death Benefit. The minimum guaranteed monthly charge is $0.015 per $1,000 of Net Amount at Risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of Net Amount at Risk. The charge depends on a number of variables (insured's age, gender, Risk Class, and Face Amount) that would cause it to vary from Policy to Policy and from monthly Policy Anniversary to monthly Policy Anniversary. We calculate the Cost of Insurance Charge separately for the Initial Face Amount and for any increase in Face Amount, each a coverage layer. If we approve an increase in your Policy's Face Amount, a different Risk Class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase in Face Amount.

         The cost of insurance charge for a coverage layer is the Net Amount at Risk for the coverage layer multiplied by the applicable cost of insurance rate. The Net Amount at Risk varies with investment performance, the payment of premiums and the assessment of Policy charges. The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the data pages of your Policy, minus the Accumulation Value of the Policy.

         The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the maximum guaranteed cost of insurance rates for the Initial Face Amount shown on the Policy data pages of your Policy. The maximum guaranteed cost of insurance rates for any increase in Face Amount will be shown on the Policy data pages we send to you at the time of the increase in Face Amount. These guaranteed rates are based on the 2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables (2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Table B Mortality Tables, if we issue the Policy on a unisex basis) and the insured's age. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. Any change in the cost of insurance rates will apply to all persons of the same age, Risk Class, and number of full years insurance has been in force.

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         In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured grows older. Also our cost of insurance rates will generally be lower if the insured is a female than if a male, unless we issue the Policy on a unisex basis. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates under their Policies.

     4. MORTALITY AND EXPENSE RISK CHARGE. We assess a monthly Mortality and Expense Risk charge to compensate us for certain mortality and expense risks we assume. The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

         This charge currently is equal to a monthly rate of 0.00 percent of the Accumulation Value less the Fixed Loan Account value. We reserve the right to increase this charge to a maximum rate of .075 percent of the Accumulation Value of the Policy.

         If this charge does not cover our actual costs, we may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

     5. INDEXED ACCOUNT CHARGE. We assess a monthly Indexed Account Charge to compensate us for certain administrative and other expenses we assume in making available the Fixed Indexed Account options. We currently do not asses this charge for amounts allocated to Indexed Accounts A and
         B. We reserve the right to assess this charge up to a maximum monthly rate of 0.05 percent of the Accumulation Value held in Indexed Accounts A and B and for amounts held in the Interim Account that are scheduled to be transferred to Indexed Accounts A and B on an Interim Account Transfer Date.

         The current Indexed Account Charge for the Optimizer 1 and Optimizer 2 Indexed Accounts is equal to a monthly rate of .06 percent of the Accumulation Value held in the Optimizer 1 Indexed Account, Optimizer
         2 Indexed Account and for the amounts in the Interim Account that are scheduled to be transferred to the Optimizer 1 and Optimizer 2 Indexed Accounts. We reserve the right to increase this charge to a maximum monthly rate of 0.20 percent of the Accumulation Value in the Optimizer 1 and Optimizer 2 Indexed Accounts and for amounts in the Interim Account that are scheduled to be transferred to the Optimizer
         1 and Optimizer 2 Indexed Accounts on an Interim Account Transfer Date.

     6. CASH EXTRA CHARGE. We may assess a monthly charge to compensate us for providing the Death Benefit under the Policy where the insured presents a heightened or increased level of mortality risk. The minimum guaranteed monthly charge is $0.00 and the maximum guaranteed monthly charge is $100.00 per $1,000 of Face Amount. An insured may present increased mortality risk because of an outstanding medical condition (e.g., cancer that is in remission), or occupation or activity engaged in by the insured (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. The Cash Extra Charge, which is generally not applicable to most Policies, is uniquely determined for each insured and may vary based upon factors such as gender, Risk Class and age. The charge is defined as a level cost per thousand dollars of Face Amount. If a Cash Extra Charge applies to your Policy, the amount of the charge will be shown on the Policy data pages of the Policy.

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     7.  TRANSACTION CHARGES.  We may assess certain transaction charges if you elect to make a Policy change, take a partial surrender, or transfer Accumulation Value among the Sub-Accounts, the Guaranteed Interest Account and the Fixed Indexed Accounts. We assess transaction charges from the Accumulation Value of your Policy.

         a. POLICY CHANGE TRANSACTION CHARGE. We assess a Policy Change Transaction Charge to compensate us for expenses associated with processing a Policy change such as an increase or decrease in Face Amount, a change in Death Benefit option or a change in your risk classification. Currently, the charge is $60 for each policy change. We guarantee the charge will not exceed $100.

         b. PARTIAL SURRENDER TRANSACTION CHARGE. For each partial surrender, we assess a processing fee of 2 percent of the amount surrendered, up to $25, from the remaining Accumulation Value. The fee compensates us for the administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.

         c. TRANSFER TRANSACTION CHARGE. The Transfer Transaction Charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts (or Guaranteed Interest Account) affected by the transfer(s). We currently do not assess a Transfer Transaction Charge.

     8. OPTIMIZER 1 AND OPTIMIZER 2 INDEX SEGMENT CHARGE. We assess the Index Segment Charge to cover the administrative costs and expenses associated with establishing the Optimizer 1 and Optimizer 2 Indexed Accounts. The current and maximum Index Segment Charge are both equal to 1.25 percent of the Accumulation Value in the Optimizer 1 or Optimizer 2 Indexed Accounts on the Interim Account Transfer Date. We deduct the Index Segment Charge from the Accumulation Value in the Optimizer 1 and 2 Indexed Accounts on the Interim Account Transfer Date.

     9. SURRENDER CHARGE. If your Policy terminates or you fully surrender your Policy during the first 10 Policy Years or within 10 years after any increase in Face Amount, we assess a surrender charge from your Accumulation Value and pay the remaining amount (less any unpaid Policy charges, outstanding Policy loan and accrued interest) to you. The payment you receive is called the Surrender Value.

         The surrender charge equals the sum of any remaining Policy Issue Charges for the Initial Face Amount or the Face Amount increase, as applicable, measured from Policy Termination or full surrender to the end of the ten year surrender charge period. Increases in Face Amount have their own surrender charge penalty period. THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES BEFORE YOU REQUEST A SURRENDER OR INCREASE IN FACE AMOUNT. UNDER SOME CIRCUMSTANCES, THE LEVEL OF SURRENDER CHARGES MIGHT RESULT IN NO SURRENDER VALUE BEING AVAILABLE.

         We assess the Surrender Charge to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records, and Policy issue. We do not expect Surrender Charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our General Account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

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         If you have elected the Early Values Agreement, the Surrender Charge will be waived on your Policy. See "Early Values Agreement" under the "Other Policy Provisions" of this prospectus.

     10. CHARGES FOR AGREEMENTS. We assess monthly charges for supplemental insurance benefits you add to your Policy by Agreement. Charges for the Agreements are described in the "Periodic Charges Other Than Investment Option Operating Expenses" table in the "Fee Tables" section of this prospectus.

DEDUCTION OF ACCUMULATION VALUE CHARGES. With the exception of the Optimizer 1 and Optimizer 2 Index Segment Charge, we will assess monthly Policy charges or Policy Transaction Charges against your Accumulation Value in the Guaranteed Interest Account, the Variable Account, the Interim Account and the Fixed Indexed Accounts in the order described below.

     1. First, we will deduct monthly Policy charges or Policy Transaction Charges from your Accumulation Value in the Guaranteed Interest Account.

     2. If the monthly Policy charges or Policy Transaction Charges exceed your Accumulation Value in the Guaranteed Interest Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from the Variable Account on a pro-rata basis from your Accumulation Value in each Sub-Account.

     3. If the monthly Policy charges or Policy Transaction Charges exceed your accumulation value in the Guaranteed Interest Account and the Variable Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Interim Account.

     4. If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment.

However, if you instruct us in writing, we will assess the monthly Policy charges or Policy Transaction Charges against the Guaranteed Interest Account, the Fixed Indexed Accounts or any of the Sub-Accounts that you specify.

PORTFOLIO EXPENSES. The value of the net assets of each Sub-Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Sub-Account invests. For further information, consult the Portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the "Fee Tables" section of this prospectus.

OTHER POLICY PROVISIONS

DEFERRAL OF PAYMENT. Normally, we will pay any proceeds under the Policy within seven days after our receipt of all the documents required for such payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the Valuation Date on which we receive the request in Good Order at our Home Office.

We reserve the right to defer the payment of proceeds under the Policy, including Policy loans, for up to six months from the date of your request, if such payment would be taken from your Accumulation Value in the Guaranteed Interest Account or the Fixed Indexed Accounts. In that case, if we postpone payment, other than a Policy loan payment, for more than 31 days, we will pay you interest at 2 percent annual rate for the period beyond 31 days that payment has been postponed. We reserve the right to defer the payment of surrender, partial surrender, loan and Death Benefit proceeds from the

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Sub-Accounts and process transfers for the following: (a) any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); (b) when the SEC has determined that a state of emergency exists which may make such payment impractical; or (c) the SEC, by order, permits deferral for the protection of Policy Owners.

If mandated under applicable law, we may block an Owner's account and thereby refuse to pay any request for surrender, partial surrender, transfer, loans or Death Benefit proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and the Owner's account to government regulators.

BENEFICIARY. When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the Beneficiary or Beneficiaries named in the Application for the Policy unless the Owner has changed the Beneficiary. In that event, we will pay the death proceeds to the Beneficiary named in the last change of Beneficiary request.

If a Beneficiary dies before the insured, that Beneficiary's interest in the Policy ends with that Beneficiary's death. Only Beneficiaries who survive the insured will be eligible to share in the death proceeds. If no Beneficiary survives the insured, we will pay the death proceeds of this Policy to the Owner, if living, otherwise to the Owner's estate, or, if the Owner is a corporation, to it or its successor.

If you have added the Income Protection Agreement to your Policy, the payment of Death Benefit proceeds that are subject to the IPA will be paid to the Beneficiary under the terms of that Agreement. See "Supplemental Agreements -- Income Protection Agreement."

You may change the Beneficiary designated to receive the proceeds. If you have reserved the right to change the Beneficiary, you can file a Written Request with us to change the Beneficiary. If you have not reserved the right to change the Beneficiary, we will require the written consent of the irrevocable Beneficiary.

Your Written Request to change the Beneficiary will not be effective until it is recorded at our Home Office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to any Death Benefit proceeds we have paid before your request was recorded in our Home Office records.

SUPPLEMENTAL AGREEMENTS

The following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to our underwriting approval. Your agent can help you determine whether certain of the Agreements are suitable for you. These Agreements may not be available in all states. Please contact us for further details.

WAIVER OF PREMIUM AGREEMENT. The Waiver of Premium Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will credit the specified premium payment identified in the Policy to the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first Policy Anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Charges Agreement is elected. We assess a separate monthly charge for this Agreement.

WAIVER OF CHARGES AGREEMENT. The Waiver of Charges Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will waive the monthly charges under the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added

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after the first Policy Anniversary subject to underwriting approval. This
Agreement is not available if the Waiver of Premium Agreement is elected. We assess a separate monthly charge for this Agreement.

CHILDREN'S TERM AGREEMENT. The Children's Term Agreement provides fixed level term insurance on each of the insured's children (as defined in the Agreement) up to the first anniversary of the Agreement on or following the child's 25th birthday, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may be added after the first Policy Anniversary subject to underwriting approval. We assess a separate monthly charge for this Agreement.

ACCELERATED BENEFITS AGREEMENT. The Accelerated Benefits Agreement allows you to receive a significant portion of your Policy's Death Benefit, if the insured develops a terminal condition due to sickness or injury (as defined in the Agreement). This Agreement is available at issue without underwriting approval and may be added after the first Policy Anniversary, again without underwriting approval. There is no separate charge for the Agreement.

TERM INSURANCE AGREEMENT. The Term Insurance Agreement provides additional level term insurance coverage on the life of the insured. Subject to underwriting approval, this Agreement is available at issue and may not be added after issue. We assess a separate monthly charge for this Agreement.

OVERLOAN PROTECTION AGREEMENT. The Overloan Protection Agreement provides that the Policy will not terminate because of a Policy loan even where the Accumulation Value of the Policy is insufficient to cover Policy charges. This Agreement is available at issue without underwriting approval. The Policy Owner must elect to use the guideline premium test and cannot have elected to use the Accelerated Benefit Agreement, or waived charges or premiums under either the Waiver of Premium Agreement or the Waiver of Charges Agreement. Once exercised, the Death Benefit payable under the Policy will be the minimum Death Benefit payable as permitted under the Code at the time the Overloan Protection Agreement was exercised. The Agreement may be exercised on non-modified endowment contracts after the Policy has been in force for at least 15 years and the insured is over 75 years of age. Once elected, this Agreement will last until the Policy is surrendered or until the insured's death and will reduce the Policy Death Benefit by the amount of the Fixed Loan Account. We assess a one-time charge when the Agreement is exercised.

The tax treatment of the Overloan Protection Agreement is uncertain and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy's Overloan Protection Agreement should consult a tax advisor.

EARLY VALUES AGREEMENT. The Early Values Agreement ("EVA") waives the Surrender Charges that would ordinarily apply to your Policy. Electing this Agreement results in higher cash Surrender Values in the early years of Policy ownership. If you elect this Agreement, the Accumulation Value will be slightly lower than if this Agreement is not elected because of the charge for the Agreement. The minimum monthly charge for this Agreement is 0.01 percent of the Accumulation Value less any Policy loan and the maximum monthly charge is 0.05 percent of Accumulation Value less any Policy loan. For purposes of determining the charge for this Agreement, Policy Loan Interest that has accrued, but which has not been paid or added to the Policy loan account, will be included as part of the Policy loan being subtracted from the Accumulation Value. This Agreement is only available at issue and may not be terminated once it is elected. If the Policy is terminated and later reinstated, the EVA must be added at reinstatement. You should only purchase this Agreement if higher cash Surrender Values in the early years of this Policy are important to you and you are willing to accept lower Policy Accumulation Values.

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GUARANTEED INSURABILITY OPTION.  The Guaranteed Insurability Option ("GIO")
guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on specified option dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $100,000 or the Face Amount of the base Policy on which the GIO is added. At the time the GIO is purchased, the Owner specifies the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified option date. The GIO is only available for insureds between the ages of zero and forty. The Owner may purchase the GIO at issue subject to underwriting of the insured. The Owner may also add the GIO after the Policy is issued, subject to underwriting of the insured. The GIO may also be added to policies that were purchased prior to the initial date the GIO was available. The charge shown for the GIO is a monthly charge and will apply from the time the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the Policy Anniversary nearest the insured's fortieth birthday). The charge for the GIO will not be affected by the purchase of an additional coverage layer on a specified option date.

The GIO guarantees that the Owner will be able to purchase an additional coverage layer on the specified option dates, which occur on the Policy Anniversary nearest to the insured's birthday at ages 22, 25, 28, 31, 34, 37 and 40. You will also be able to purchase an additional coverage layer in the event the insured marries or enters into a legal partnership, experiences the birth of a child or the legal adoption of a child, each known as an alternative option date. If the Owner exercises the GIO on an alternative option date, the next available specified option date will no longer be available. For example, if the insured marries at age 26, the Owner may purchase an additional coverage layer effective as of the date of the marriage. Since there is no specified option date at age 26, the next specified option date available at age 28 will no longer be available. All of the remaining specified option dates (at ages 31, 34, 37 and 40) will continue to be available. On each available specified or alternative option date, the Owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIO.

The Cost of Insurance Charge for any additional coverage layer will be calculated using the insured's age and the most recent underwritten Risk Class for the Policy at the time the GIO is exercised. The additional cost of insurance charges for any additional coverage layer will be deducted monthly from the Policy's Accumulation Value. There is no requirement to pay additional premium when adding an additional coverage layer under the GIO. However, adding additional coverage layers will increase the Cost of Insurance Charges under the Policy and it may be necessary to pay additional premium to cover those increased Cost of Insurance Charges. The Cost of Insurance Charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIO. The Policy Change Transaction Charge and a new Surrender Charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

The GIO and the monthly charge deducted for the GIO will terminate when the GIO terminates at the Policy Anniversary nearest the insured's fortieth birthday, which will correspond with the last specified option date under the GIO. The GIO and the monthly charge deducted for the GIO may terminate earlier than the Policy Anniversary nearest the insured's fortieth birthday if an alternative option date occurs after the insured's thirty-seventh birthday and before the Policy Anniversary nearest the insured's fortieth birthday and you elect to add an additional coverage layer on that alternative option date. The additional coverage layers purchased prior to termination of the GIO will continue after the termination of the GIO, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Owner, subject to any surrender charges. You should

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purchase the GIO if you believe that future changes in the insured's life
(e.g., marriage, children) will result in your need for additional Death Benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the GIO and do not exercise the right to purchase additional insurance coverage or Face Amounts on the exercise date, you will still pay a charge for the GIO.

LONG TERM CARE ("LTC") AGREEMENT. The LTC Agreement allows you to accelerate Death Benefits by receiving monthly benefit payments upon the insured meeting certain eligibility requirements. We will pay you a monthly benefit to assist with the expenses associated with the insured's nursing home care or home health care. To be eligible for benefits under this Agreement, the insured must be certified by a licensed health care practitioner to be: (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). In addition, you must submit to us a plan for qualified long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long-term care services. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is receiving long term care services. The elimination period can be satisfied by any combination of days of long-term care facility stay or days of home health care, as those terms are defined in the Agreement. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Agreement is in effect.

The benefit payments made under this Agreement may not cover all of the Insured's long term care costs. The long-term care benefits paid under this Agreement are intended to be "qualified long term care insurance" under federal tax law, and may not be taxable to the Owner. See "Tax Treatment of Policy Benefits." You should consult your tax advisor about the tax impact of purchasing this Agreement.

This Agreement may be added to your Policy at any time after issue, subject to providing us evidence of insurability. We will consider Applications for the LTC Agreement if the insured is receiving long-term care at the time of the request; however, it is unlikely that the insured's evidence of insurability will be satisfactory for issuing the Agreement. This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See "Statement of Additional Information."

You will select the maximum amount of long-term care benefit (LTC amount) that you want when you purchase this Agreement. The LTC amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy Face Amount or (ii) five million dollars. You may also select either a two (2%) or four (4%) percent monthly benefit percentage that will be used to calculate your monthly benefit payment.

If you decrease the Face Amount of the Policy, we may lower the amount of long term care benefit (LTC amount) available under the Agreement. If the Policy's Face Amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased Face Amount. If you request a partial surrender of your Accumulation Value, the LTC amount is set equal to the LTC amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the Death Benefit of the Policy (without regard to any Policy loan) after the partial surrender to the Death Benefit of the Policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy Death Benefit is $1,000,000 and the LTC amount is $500,000, a partial surrender of $100,000 would reduce the LTC amount to $450,000, which is calculated as follows: LTC amount before partial surrender ($500,000) multiplied by the ratio of the Death Benefit after partial surrender ($900,000) to the Death Benefit before partial surrender ($1,000,000) or $500,000 x $900,000/$1,000,000 = $500,000 x .90 = $450,000.

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The monthly charge for the LTC Agreement will be affected by changes in the long term care Net Amount at Risk. A decrease in the Policy Face Amount will change the long term care Net Amount at Risk even if the LTC amount does not change because the proportion of the Accumulation Value used to reduce the LTC amount to calculate long term care Net Amount at Risk will change. For example, if the Policy face amount is $1,000,000, the LTC amount is $500,000 and the Accumulation Value on the date of the Policy Face Amount reduction is $100,000, the long term care Net Amount at Risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy Face Value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy Face Value is
reduced to $750,000, the new long term care Net Amount at Risk will be $433,333, calculated as follows: LTC amount ($500,000) minus $66,667, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy Face Value ($500,000/$750,000), or $100,000 x .66667 =
66,667. The long term care Net Amount at Risk will not be impacted upon a partial surrender of the Accumulation Value.

When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. In order to begin receiving monthly benefits after the insured is determined to be eligible, you will need to submit evidence that the insured is continuing to incur monthly long term care costs. We may require you to complete any benefit forms on a monthly basis. Payments will generally be paid within fifteen days of when we receive proof that monthly long term care services have been provided.

The maximum monthly benefit will be the lesser of:

    1.The monthly benefit percentage you chose times the LTC amount in effect;
      or

    2.The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.

You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed, however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the LTC amount has been paid, the Insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy loan interest exceed the Accumulation Value, we receive a request to cancel this Agreement or the Insured dies.

In order to continue receiving benefits, you must submit to us, on a monthly basis, evidence that the insured is receiving long term care services. This evidence generally includes invoices for long term care services the insured receives. We may also require, no more frequently than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair).

If you do not send us evidence that the insured is receiving long term care services on a monthly basis, we will not send you the monthly benefit. If you do not submit evidence that the insured is receiving long term care services for a period of three consecutive months, you must submit a request to reinstate monthly benefits and provide additional information to us that the insured continues to be eligible for benefits under the Agreement. We will require i) recertification by a licensed health care practitioner that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair), ii) resubmission of a plan for qualified

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long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services and iii) evidence that the insured is continuing to incur monthly long term care costs.

If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Segment Term. You will not be allowed to transfer amounts into either of the Fixed Indexed Accounts or the Variable Account when benefits payments are being made under this Agreement.

We will waive the LTC Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against your Accumulation Value. If your Accumulation Value goes to zero while long term care benefits are being paid under this Agreement, we will waive any additional Policy charges. While receiving LTC Agreement benefits, you may not increase the Policy Death Benefit; request a policy loan, or partial surrenders from the Policy. You may request to decrease the Death Benefit or request a partial surrender to make a Policy loan payment. A request for benefits under the Accelerated Death Benefit Agreement may also reduce the amount of benefits you may receive under the LTC Agreement.

When we make a monthly benefit payment under this Agreement, we will reduce the amount of the Death Benefit by the monthly payment. We will waive the Policy Transaction Charge for the Death Benefit change made as a result of a benefit payment under this Agreement. We will also reduce the Accumulation Value in proportion to the reduction in the Death Benefit. The Accumulation Value following an LTC benefit payment will equal the Accumulation Value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the Policy Death Benefit (without regard to any outstanding Policy loan) following the payment of an LTC benefit divided by the Policy Death Benefit (without regard to any outstanding Policy loan) immediately prior to the LTC benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.

This Agreement will terminate when i) we have paid the maximum LTC amount, ii) the insured is no longer eligible for long term care benefits, iii) the Policy terminates due to the loan balance exceeding the Accumulation Value, iv) the Policy terminates due to the death of the Insured, v) the Policy terminates upon a complete surrender of the Policy, vi) you terminate the Agreement by Written Request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in Accumulation Value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy anniversary. See "Termination" and "Partial Surrender."

INFLATION AGREEMENT. The Inflation Agreement provides you the ability to increase your Face Amount of insurance without underwriting every three years based upon increases in the cost of living (the "Cost of Living") as measured by changes in the U.S. Department of Labor Consumer Price Index ("CPI"). On the third anniversary of the issue date of this Agreement, we will calculate a Cost of Living increase and automatically increase the face value of your Policy. We will calculate a Cost of Living Increase on every third Agreement anniversary until the insured reaches the age of sixty. You may refuse to accept a Cost of Living increase; however, if you do so and the insured is over the age of twenty-one, no further Cost of Living increases may be made. If the insured is under the age of twenty-one at the time you refuse a Cost of Living increase, no additional Cost of Living increase offers will be made until after the insured turns age twenty-one.

The amount of the Cost of Living increase will be the lesser of (1) the Policy Face Amount multiplied by two times the increase in the CPI during the previous three years or (2) $100,000. The increase in

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the CPI is calculated by dividing the CPI on the date five months before the date of the Cost of Living increase by the CPI on the date forty-one months before the Cost of Living increase and subtracting one from that number.

The Inflation Agreement is only available for insureds under the age of sixty. The Owner may purchase the Inflation Agreement at issue subject to underwriting of the insured. The Owner may also add the Inflation Agreement after the Policy is issued, subject to underwriting of the insured. The Inflation Agreement may also be added to Policies that were purchased prior to the initial date the Inflation Agreement was available. The charge shown for the Inflation Agreement is a monthly charge and will apply from the time the Inflation Agreement is added to the Policy until the date the Inflation Agreement terminates. The charge for the Inflation Agreement will not be affected by the purchase of additional insurance.

The Cost of Insurance Charge for any additional insurance will be calculated using the insured's age and the most recent underwritten Risk Class for the Policy at the time the cost of living increase is accepted. The Cost of Insurance Charges for any additional insurance will be deducted monthly from the Policy's Accumulation Value. There is no requirement to pay additional premium when adding additional insurance under the Inflation Agreement. However, accepting the additional insurance increases the Cost of Insurance Charge under the Policy and it may be necessary to pay additional premium to cover the increased Cost of Insurance Charge. The Cost of Insurance Charge for the additional insurance is separate from and in addition to the charge you pay for purchasing the Inflation Agreement.

The Inflation Agreement and the monthly charge deducted for the Inflation Agreement will terminate when the Inflation Agreement terminates. Additional insurance purchased under this Agreement will remain in force until: the Policy Face Amount is reduced or eliminated at the request of the Owner, the Policy terminates or the insured dies.

The Inflation Agreement will terminate on the earliest of: 1) the Policy anniversary nearest to the insured's 59th birthday, 2) the date this Policy is terminated or surrendered, 3) the date we receive your Written Request in Good Order to terminate the Agreement, 4) the date you refuse a Cost of Living increase when the insured is over the age of twenty-one and 5) the insured's date of death.

You should purchase the Inflation Agreement if you believe that the Policy Face Amount needs to keep pace with increases in cost of living as measured by the CPI and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the Inflation Agreement and do not accept the additional insurance coverage or Face Amounts when offered, you will still pay a charge for the Inflation Agreement.

Increasing your Face Amount of insurance may have adverse tax consequences. If you elect the Inflation Agreement, you should consult a tax advisor before increasing your face amount of insurance.

GUARANTEED INCOME AGREEMENT. The Guaranteed Income Agreement ("GIA") is a living benefit agreement that you may add to the Policy. The GIA provides the Owner with an option to exercise the Agreement once certain conditions have been met, and receive guaranteed lifetime benefit payments. The benefit payment is deducted from the Policy's Accumulation Value first through partial surrenders and second through Policy loans. The Policy's surrender charge and partial surrender charges will not apply to the benefit payments. If the partial surrenders and Policy loans equal or exceed the Policy's Accumulation Value, we will add a sufficient amount of money to the Policy Accumulation Value so that the next annual benefit payment under the GIA can be made to the Owner. We will continue to add such amount to the Policy's Accumulation Value for as long as

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the Policy's Accumulation Value is not sufficient to pay the benefit payment due the Owner. In that case, benefit payments will continue to be made in the form of Fixed Interest Rate Policy loans.

The GIA allows you to receive an annual or monthly benefit payment for the remainder of the insured's lifetime, but not beyond the maturity date of the Policy at the insured's age 121, if all the conditions described below are satisfied. If you elect this benefit payment, the Policy is also guaranteed to remain in force for the lifetime of the insured, but not beyond the insured's age 121, unless you terminate this Agreement. We will calculate the GIA benefit payments using a guaranteed 4% interest rate as shown in the Policy data pages.

To receive benefit payments you must send us a written request to exercise the Agreement. The first benefit payment will be calculated using the exercise effective date, which is the first Policy Anniversary following the day we approve your request to exercise this Agreement. The following conditions must be satisfied before benefit payments can begin.
    (1) The Death Benefit qualification test on your Policy must be the guideline premium test.

    (2) The Level Death Benefit Option must be in effect. If the Level Death Benefit Option is not in effect when you exercise the Agreement, we will change your Death Benefit option to the Level Death Benefit Option as of the exercise effective date.

    (3) The insured must be at least 60 years of age and less than 80 years of age as of the exercise effective date.

    (4) Your Policy must have been in force for at least 10 years as of the exercise effective date.

    (5) The Face Amount of your Policy must equal the minimum amount allowable under the Code. If the Face Amount is not equal to that minimum as of the exercise effective date, we will reduce your Face Amount to be equal to the minimum amount allowable under the Code.

    (6) Other than the Income Protection Agreement, no other Agreements may be in effect as of the exercise effective date. If any other Agreements are in effect, they will terminate as of the exercise effective date.

    (7) You may not exercise the GIA if your Policy premiums or charges were waived under a Waiver of Premium or Waiver of Charges Agreement.

    (8) You may not exercise the GIA if you requested or received funds under the Accelerated Benefit Agreement.

    (9) You cannot receive benefits under the LTC Agreement.

    (10)Your projected annualized benefit payments when you exercise this Agreement must be at least equal to the annual minimum benefit payments shown on your Policy data pages for the remaining life of the insured, but not beyond age 121.

Your written request to exercise this Agreement is subject to your meeting all of the above conditions. We must also receive your request in good order at least 15 calendar days prior to the exercise effective date. When we receive your request to exercise the GIA, we will calculate and notify you of your benefit payment amount. As of the exercise effective date, we will send you a new set of Policy data pages that shows the adjusted Face Amount of the Policy, the exercise effective date, the frequency and the amount of the benefit payment that you will receive, and the minimum Death Benefit that applies to your Policy. The benefit payments will begin on the exercise effective date.

We will automatically transfer all of your Variable Account Accumulation Value to the Guaranteed Interest Account on the exercise effective date. If you have allocated Accumulation Value to any of the Fixed Indexed Accounts, we automatically transfer Fixed Indexed Account Accumulation Value to the

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Guaranteed Interest Account at the end of the Segment Term where the Segment
Term ends after the exercise effective date. Accumulation Value in the Fixed Loan Account will remain in that Account after the exercise effective date.

Although the allocation of your Variable Account Accumulation Value to the Guaranteed Interest Account may have the effect of mitigating declines in your Policy Accumulation Value in the event of a significant decline in equity market valuations, doing so will also generally result in your Policy Accumulation Value increasing to a lesser degree than the equity markets when the value of equity investments rise. This may deprive you of the benefits of increases in equity market values under your Policy.

There is no charge for the GIA when you purchase the Policy, however, we will assess a one-time charge against your Accumulation Value on the exercise effective date. The charge will not exceed the maximum charge shown for the GIA on your Policy data pages. There is no other charge for this Agreement.

After the exercise effective date, the minimum amount of Death Benefit as of each Policy Anniversary will be equal to that shown on your Policy data pages that we send to you as of the exercise effective date. Upon request, we will tell you the minimum Death Benefit payment as of any date not shown. Partial surrenders taken from your Policy as a result of the GIA will reduce the Policy Face Amount and Death Benefit. However, we will not allow the Face Amount to go below the minimum Death Benefit as described in the Policy form. Since you may be taking Policy loans and we may be increasing the Policy's Accumulation Value based upon the guarantee provided by the GIA, the amount of Death Benefit proceeds payable at the insured's death may be different than the minimum Death Benefit shown on your Policy data pages.

Since the Policy's Death Benefit will be reduced to the minimum amount allowable under the Code after the exercise effective date, Owners who also purchase the Income Protection Agreement should be aware that the benefits payable under that Agreement will be lower as a result of exercising the GIA. Owners should consider the impact of the lower Policy Death Benefit on their individual circumstances before exercising the GIA.

Benefit payments made after the exercise effective date will first be taken from the Policy as a partial surrender until the Policy's investment in the contract, as defined in the Code, is reduced to zero. After that, benefit payments will be taken in the form of Fixed Policy Rate Loans until the amount of such loans equals the Policy's Accumulation Value. If, at the time of any benefit payment, there is insufficient Surrender Value to account for the full benefit payment, we will increase the Policy's Accumulation Value by an amount such that the Surrender Value will equal the next benefit payment. The tax treatment of amounts we add to your Policy after there is insufficient Surrender Value to continue benefit payments is uncertain. While we believe that such payments are not taxable to the recipient, the Internal Revenue Service or the courts could take a different position. You should consult your tax advisor regarding the taxability of amounts we contribute to the Policy or benefit payments made after we begin adding amounts to the Accumulation Value of your Policy.

Once we determine your benefit payment as of the exercise effective date, we do not anticipate that it will change. However, in order to keep your Policy qualified as life insurance under the Code, we may require you to take a partial surrender that is not a benefit payment. Any required partial surrender necessary to keep your Policy qualified as life insurance will be equal to the remaining investment in the contract, as defined in the Code. At that time, we will calculate a new benefit payment and determine a new set of minimum Death Benefit amounts. The calculation will be done using the same information that was used to calculate benefit payments as of the exercise effective date; except that the required partial surrender amount and previous benefit payments will be taken into account. As a

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result, the new benefit payment will likely be less than that calculated as of the exercise effective date because the Accumulation Value will be reduced by the required partial surrender amount. We will send you new Policy data pages showing the revised benefit payment and minimum Death Benefit amount.

After the exercise effective date, you may no longer:

    (1) request any Policy loans;

    (2) change the type of Policy loan interest rate;

    (3) pay any additional premiums;

    (4) request any Policy Changes; and

    (5) request any transfers of Accumulation Value.

The GIA will terminate 1) if the Policy is surrendered or otherwise terminates,
2) if you or the insured fail to meet any of the conditions for exercise of the GIA after the date you have sent us written notice of your request to exercise the Agreement, but prior to the exercise effective date, 3) or the death of the insured, or 4) or the date we receive your written request to cancel the Agreement. The GIA may be reinstated if the Policy is also reinstated in accordance with its provisions and it is prior to the Policy Anniversary nearest the insured's age 95.

You should consider purchasing and exercising this Agreement if you want to have a guaranteed stream of benefit payments during the lifetime of the insured and no longer desire to maximize the Death Benefit available under the Policy.

NOTE: We designed the GIA to protect you from outliving the assets underlying your Policy Accumulation Value. If you terminate the GIA or die before your Policy Accumulation Value is reduced to zero, neither you nor your estate will receive any benefit payments from us under the GIA, nor will the GIA provide any build-up of Accumulation Value for benefit payments. If the interest credited to your Accumulation Value in the GIA is sufficient to sustain periodic benefit payments under the GIA, your Policy Accumulation Value may never be reduced to zero and we will not be required to make payments to your Policy Accumulation Value to support benefit payments. Owners who add the GIA should take into consideration that their Policy Accumulation Value on the exercise effective date may not be sufficient to provide the minimum benefit payment until the insured's age 121. In that case, they will not be able to exercise the GIA.

INCOME PROTECTION AGREEMENT. You may elect to add the Income Protection Agreement ("IPA"), which gives you the right to elect that all, or a part, of the Policy's Death Benefit proceeds be paid in installment payments. The election under the IPA is irrevocable, which means it may not be changed as long as the Policy is in force. The IPA does not change the total amount of the Death Benefit proceeds payable under the Policy, however, to the extent the IPA applies to the Death Benefit proceeds, the payment of those proceeds will be in a lump sum and in installments as you specify under the IPA. The installment payments will include interest, which is calculated using a 1% annual effective rate of interest rate.

The installment payments are calculated by multilplying the IPA amount by a percentage between 25% and 100%, which you choose when You apply for the Policy. The IPA amount is the amount by which the Death Benefit proceeds payable under the IPA are defined and includes the Face Amount of the Policy plus any term insurance agreement amount on the insured's life. We will show you the IPA amount on your Policy data pages.

When you apply for this Policy, you must choose what percentage of the IPA amount is subject to payment as a lump sum, and what percentage is subject to payment in installments. You must also choose the frequency of the installment payments, either monthly or annually that are made during the

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installment period. You must also choose the installment period, which can be from ten to thirty years. When we issue the Policy, we will tell you the lump sum amount and the amount of each installment payment based upon the Face Amount of the Policy, plus any term insurance. Your election of the length and frequency of installment payments is irrevocable when made on the application for the Policy.

The number of years for which the Policy Death Benefit proceeds would be paid installment payments is dependent upon the insured's age on the date of death and is shown on the Policy data pages. You cannot elect to have installment payments made for more than 30 years nor may they extend beyond the Policy Anniversary nearest where the insured would have reached age 95. The final installment payment may be made at an earlier date if you tell us on the Policy application.

If you change the Policy Face Amount or the amount of any term insurance, we will automatically increase or decrease the IPA amount accordingly. In addition, if you increase the Policy Face Amount, you may request to change the percentage that will apply to the IPA and the lump sum Death Benefit proceeds. However, it is within our sole discretion to approve any requested change and the insured will be required to provide evidence of good health satisfactory to us. If, at the insured's death, the Death Benefit proceeds are different than those shown on the Policy data pages, the lump sum amount and installment amount will be adjusted proportionately.

If you add the IPA to your Policy and have taken an accelerated death benefit, a long term care agreement benefit or a Policy loan, we will reduce the amount of the lump sum payment by the amount of the accelerated death benefit or long term care agreement benefit taken, and/or the amount of the Policy loan, plus unpaid interest. If the accelerated death benefit or long term care agreement benefit taken and/or Policy loan, plus unpaid interest, reduces the lump sum payment to zero, we will further reduce the installment payment amounts by any remaining accelerated death benefit or long term care agreement benefit taken and/or any remaining Policy loan, plus unpaid interest.

When we receive a claim for Death Benefit proceeds in good order, we will send the Beneficiary at the address we have on record a confirmation of the scheduled installment payments. The IPA will not affect the amount of the Death Benefit proceeds payable, it will only impact the manner in which those amounts are paid. We will send the Beneficiary a report each year telling them the amount of installment payments that are considered interest income.

The IPA Agreement is designed to pay installment payments over a ten to thirty year period to a named Beneficiary. If that Beneficiary dies prior to his or her share of the Policy Death Benefit proceeds being paid in full, we will continue the installment payments to a successor Beneficiary, named by the initial Beneficiary. If no successor Beneficiary is named, or if no successor Beneficiary is living at the time of the initial Beneficiary's death, we will pay the installment payments to the estate of the deceased Beneficiary. If there is no named Beneficiary at the Insured's death, we will pay the installment payments to the Owner, or if the Owner and the Insured are the same, to the estate of the Insured.

We may, at our own discretion, assess a lower cost of insurance charge against your Policy Accumulation Value if you elect the IPA. The lower cost of insurance charge is not guaranteed and may change at any time.

This Agreement will terminate on the earlier of:

    (1) the date when your Policy terminates or is surrendered;

    (2) the death of the insured; or,

    (3) the termination date shown on the Policy data pages.

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If the Policy to which the IPA is attached is reinstated in accordance with its provisions, the IPA must also be reinstated provided that the Policy
Anniversary nearest the insured's age 95 has not occurred.

You should consider adding the IPA if you would like your named Beneficiary to receive all or part of the Policy Death Benefit proceeds in installment payments over a period of up to thirty years. When deciding to add the IPA, you should keep in mind that the IPA is irrevocable, payments may be deferred for up to thirty years and interest on the Death Benefit proceeds that are subject to the IPA is set at one percent at issue. Purchasers that desire to maximize the Policy's Accumulation Value may also want to consider adding the IPA because we may, but are not required to, reduce the cost of insurance charges while the insured is alive. There is no charge for the IPA.

NOTE: Any amounts paid that are in excess of your Accumulation Value under a supplemental benefit are subject to our financial strength and claims paying ability.

OTHER MATTERS

FEDERAL TAX STATUS

INTRODUCTION. The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE INDIVIDUAL VARIABLE UNIVERSAL LIFE
ACCOUNT. We are taxed as a "life insurance company" under the Code. The operations of the Variable Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Account or on capital gains arising from the Variable Account's activities. The Variable Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

At the present time, we make no charge to the Variable Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. However, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or the Policies.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract Owners are not the Owners of the assets generating those benefits.

TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on a standard rate class basis (other than those with a Cash Extra Charge) should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis or with a Cash Extra Charge and it is not clear whether such policies will in all cases satisfy the applicable

                                                                        PAGE 69

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requirements. If a Policy were determined not to be a life insurance contract for federal income tax purposes, that Policy would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, Owners of life insurance contracts who retain excessive control over the investment of underlying assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying assets.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

GENERAL. We believe that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A

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current or prospective Policy Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Policies classified as MECs are subject to the following tax rules:

    1.All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    2.Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

    3.A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary or designated Beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with fixed interest rate Policy loans after your Policy has been in force for ten years or more are less clear and a tax adviser should be consulted about such loans.

While we believe that distributions and Policy loans made under the terms of the Guaranteed Income Agreement will generally not be taxed to the Owner, the IRS or the courts could reach a different result. Owners that have added the GIA should consult a tax advisor regarding the tax treatment of distributions and loans under the GIA.

Finally, the 10 percent additional income tax does not apply to distributions or loans from or secured by a Policy that is not a MEC.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

SETTLEMENT OPTIONS. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. If you have added the IPA to your Policy, a portion of the installment payments under the IPA will be treated as taxable interest income to the Beneficiary. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

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MULTIPLE POLICIES.  Under the Code, all MECs issued by us (or an affiliated company) to the same Policy Owner during any calendar year will be treated as one MEC for purposes of determining the amount includable in gross income under
Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or terminated, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

REINSTATEMENTS. You may have adverse tax consequences if you request that we reinstate your Policy after it has terminated with no Accumulation Value or for non-payment of premiums. For example, reinstatements that occur more than ninety days after a Policy terminates with no Accumulation Value or for non-payment of premium could automatically be classified as a MEC. You should consult your tax advisor before you reinstate your Policy.

OVERLOAN PROTECTION AGREEMENT. Anyone contemplating the purchase of the Policy with the Overloan Protection Agreement should be aware that the tax consequences of the Overloan Protection Agreement have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Agreement is exercised. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Agreement.

LONG TERM CARE AGREEMENT. We believe the LTC Agreement qualifies as long term care insurance under the Code, however, you should be aware that the tax treatment of long term care benefits is uncertain. The IRS could assert that a portion or all of the long term care benefits could be taxable to the Owner of the Policy when those benefits are paid. You should consult a tax advisor regarding the tax risks associated with benefit payments from the LTC Agreement.

GUARANTEED INCOME AGREEMENT. We believe that the Policy will continue to qualify as life insurance under the Code after the GIA exercise effective date and that distributions and Policy loans made under the terms of the GIA will generally not be taxed to the Owner. However, the IRS or the courts could reach a different result. In addition, Policy loans that are used to make GIA benefit payments will have a net interest rate charge of .10 percent. We do not believe that these types of wash loan provisions are taxable Policy distributions; however, their tax treatment is uncertain and the IRS or the courts could reach a different conclusion. Owners that have added the GIA should consult a tax advisor regarding the tax treatment of distributions and loans under the GIA.

WITHHOLDING. To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

OTHER TRANSACTIONS. Changing the Policy Owner may have tax consequences. Pursuant to Section 1035(a)(1) of the Code, exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a MEC. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

BUSINESS USES OF POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split-dollar insurance plans, executive bonus

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plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. In particular, Section 101(j) of the Code added in 2006, denies the tax-free treatment of Death Benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain Beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of to the proposed purchase.

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

SPLIT-DOLLAR ARRANGEMENTS. A tax adviser should be consulted with respect to the split-dollar regulations if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of federal estate tax if the insured owned the Policy. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

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Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

AMERICAN TAXPAYER RELIEF ACT OF 2012 The American Taxpayer Relief Act of 2012 ("ATRA") was enacted on January 2, 2013, and succeeds many of the provisions of the Economic Growth and Tax Reconciliation Act of 2001 ("EGTRRA"), which expired on December 31, 2012. ATRA establishes permanent exclusion amounts and rate structures for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2012. The estate, gift, and generation skipping transfer tax exclusion amounts established under ATRA are annually adjusted for inflation. In addition, ATRA makes several transfer tax provisions originally introduced by EGTRRA permanent.

For 2014, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

The complexity of ATRA, together with how it may affect existing estate planning, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

TAX SHELTER REGULATIONS. Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

MEDICARE TAX ON INVESTMENT INCOME. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.

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

Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

VOTING RIGHTS

We will vote the Fund shares held in the various Sub-Accounts of the Variable Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's Accumulation Value in a Sub-Account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. We will vote Fund shares held by the Variable Account as to which no instructions are received in proportion to the voting instructions which are received from Policy Owners with respect to all policies participating in the Variable Account. Proportional voting may result in a small number of Policy Owners determining the outcome of the vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only:

  . if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of Policy Owners, or

  . if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through a special notice.

COMPENSATION PAID FOR THE SALE OF POLICIES

Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell the Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives, which is described in more detail below. Securian Financial may also receive compensation from an underlying Fund or its affiliates as described in more detail in the "Payments Made by Underlying Mutual Funds" section of this prospectus. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy charges described elsewhere in this prospectus.

PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL. Except for Policies with the Early Values Agreement ("EVA"), commissions to registered representatives of Securian Financial on the sale of Policies include:

  . Up to 62.1 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy.

  . Up to 3.24 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

  . We will also pay up to 3.24 percent on all premiums (up to the target premium) paid in years three through ten.

  . On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through ten and .81 percent in Policy Years 11 and greater.

For Policies that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. Compensation for gross premium payments in excess of target premium and additional compensation based upon Accumulation Value for Policy Years six and later is the same as on Policies without EVA.

In addition, based uniformly on the sales of all insurance policies by registered representatives of Securian Financial, we and Securian Financial will award credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits, including occasional entertainment, based on their contract with us.

We make additional payments for sales of the Policies to general agents who manage registered representatives. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

PAYMENTS TO BROKER-DEALERS. We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their registered representatives all or a portion of the commissions received for their sales of the Policy. We may also pay other broker-dealers amounts to compensate them for training and education meetings for their registered representatives.

All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.

LEGAL PROCEEDINGS

Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Individual Variable Universal Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Individual Variable Universal Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Individual Variable Universal Life Account.

FINANCIAL STATEMENTS

The financial statements of the Minnesota Life Individual Variable Universal Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from us upon request. To request a Statement of Additional Information, call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

REGISTRATION STATEMENT

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, with the same date, containing further information about the Variable Account and the Policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of Death Benefits, cash Surrender Values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at:
Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about the Variable Account (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.

The table of contents for the Statement of Additional Information is as follows:

       General Information and History
       Services
       Additional Information
       Underwriters
       Underwriting Procedures
       Settlement Options
       Illustrations
       Experts
       Other Information
       Financial Statements

Investment Company Act No. 811-22093

APPENDIX -- GLOSSARY

ACCUMULATION VALUE: The sum of the values under the Policy in the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account.

AGE: The Issue Age plus the number of complete Policy Years elapsed.

AGREEMENT: Any benefit, other than the base Policy, made a part of this Policy.

APPLICATION: The form completed by the proposed insured and/or proposed Owner when applying for coverage under the Policy. This includes any:

  .  amendments or endorsements;
  .  supplemental Applications; or
  .  reinstatement Applications.

BENEFICIARY(IES): The person(s) so named in the Application, unless later changed, to whom any Death Benefit is payable upon the death of an insured, subject to the conditions and provisions of the Policy.

CODE: The U.S. Internal Revenue Code of 1986, as amended.

DEATH BENEFIT: The amount payable to the Beneficiary upon the death of the insured, according to the conditions and provisions of the Policy.

FACE AMOUNT: The amount we use in determining the insurance coverage of an insured's life.

FIXED INDEXED ACCOUNT: A Fixed Indexed Account is part of our General Account. We may credit Index Credits to your Accumulation Value allocated to Segments in the Fixed Indexed Accounts based in part on the investment performance of the S&P 500(R) , subject to any Growth Cap and Participation Rate. We make available four Fixed Indexed Account options under the Policy, Indexed Account A, Indexed Account B, Optimizer 1 Indexed Account and Optimizer 2 Indexed Account.

FIXED LOAN ACCOUNT: Part of our General Account where we transfer amounts from the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account and the Fixed Indexed Accounts as collateral for fixed interest rate Policy loans.

FREE LOOK PERIOD: The period during which you may examine and return the Policy to us at our Home Office and receive a refund.

FUND: An open-end diversified management investment company or unit investment trust in which the Minnesota Life Individual Variable Universal Life Account invests.

GENERAL ACCOUNT: All assets of the Minnesota Life Insurance Company other than those in the Minnesota Life Individual Variable Universal Life Account or other separate accounts established by us.

GOOD ORDER: This means the actual receipt by us of the instructions relating to a transaction in writing-or when appropriate by telephone or the internet along with all completed forms, documents, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "Good Order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We reserve the right to change our requirements for what constitutes Good Order and which documents and forms are required in order for us to complete a transaction request.

GRACE PERIOD: A 61-day period after which a Policy will terminate if you do not make a sufficient payment.

GROWTH CAP: The Growth Cap is the maximum growth rate for a Segment that is used to determine the amount of any Index Credit for the Segment.

GUARANTEED INTEREST ACCOUNT: The Guaranteed Interest Account is part of our General Account. We credit Accumulation Value in the Guaranteed Interest Account with a fixed rate of interest guaranteed to be no less than a 2 percent annually.

HOME OFFICE: Our office at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500.

INDEX OR S&P 500(R). Standard & Poor's 500(R) Composite Stock Price Index.

INDEX CREDIT: The amount of interest we may credit for an Index Credit Term to your Accumulation Value allocated to a Segment. The amount of an Index Credit is determined by reference to the investment performance of the S&P 500(R) over the Index Credit Term, subject to certain conditions, including any Growth Cap and Participation Rate.

INDEX CREDIT TERM: The time period over which changes in the underlying indices of a Segment are measured for purposes of calculating the Index Credit for that Segment. Currently, all Index Credit Terms and Segments have durations of one year.

INITIAL FACE AMOUNT: The Face Amount on the Policy Date.

INITIAL MINIMUM PREMIUM: The amount of premium required to put the Policy in force. The Initial Minimum Premium is the monthly Initial Minimum Premium shown on the Policy data pages multiplied by three (3) months plus the number of complete months from the Policy Date to the date of payment.

ISSUE AGE: The insured's age at nearest birthday as of the Policy Date.

INTERIM ACCOUNT: The Interim Account is part of our General Account and contains Net Premiums and Accumulation Value transferred from the Guaranteed Interest Account and the Variable Account that you have directed us to place in a Fixed Indexed Account. On each Interim Account Transfer Date, we transfer Accumulation Value in the Interim Account to the Fixed Indexed Accounts according to your allocation instructions.

INTERIM ACCOUNT TRANSFER DATE: The third Friday of each month, which is the date we transfer your Accumulation Value in the Interim Account, including interest credited on amounts in the Interim Account, to a Fixed Indexed Account according to your allocation instructions.

MEC: A modified endowment contract, as defined under the Code.

NET AMOUNT AT RISK: The value equal to the Death Benefit as of the most recent monthly Policy Anniversary divided by the Net Amount at Risk divisor (as shown on the Policy data pages), and reduced by the Policy Accumulation Value at the beginning of the Policy month, before deduction of the current month's Cost of Insurance Charge.

NET PREMIUM: The amount of premium after the Premium Charge has been deducted.

OWNER (YOU, YOUR): The person named in the Application as the Owner, unless later changed.

PARTICIPATION RATE: A percentage of the growth rate for a Segment used to determine the amount of any Index Credit for the Segment at the end of the Segment Term.

PLANNED PREMIUM: The amount of premium you plan to pay for the Policy on a periodic basis. Planned premiums serve as the basis for premium payment reminder notices. Payment of Planned Premiums may not necessarily keep the Policy in force.

POLICY ANNIVERSARY: The same day and month as your Policy Date for each succeeding year your Policy remains in force. A monthly Policy Anniversary is the same day as your Policy Date for each succeeding month your Policy remains in force.

POLICY DATE: The date shown on the Policy data pages, which is the date from which we determine Policy Anniversaries, Policy years, and monthly Policy Anniversaries.

POLICY LOAN INTEREST: The amount of interest we charge you on any outstanding Policy loan balance under your Policy.

POLICY YEAR: A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO: A separate investment Portfolio of a Fund. Each Sub-Account invests exclusively in one Portfolio of a Fund.

RISK CLASS: The classification of the insured, based on the Underwriting Class combined with the Tobacco Class.

SEC: The Securities and Exchange Commission, a United States government agency.

SEGMENT: A Segment is part of a Fixed Indexed Account and is created by the allocation of Net Premium, transfer of Accumulation Value from the Interim Account or rollover of Accumulation Value from a prior Segment. We may credit an Index Credit to your Accumulation Value allocated to a Segment based in part on the investment performance of the S&P 500(R) , subject to any Growth Cap and Participation Rate.

SEGMENT DATE: The Segment Date is the date a Segment is created. Segment years, Segment anniversaries, and Segment terms are all measured from that date.

SUB-ACCOUNT: A subdivision of the Minnesota Life Individual Variable Universal Life Account. We invest each Sub-Account's assets exclusively in shares of one Portfolio.

SURRENDER VALUE: The amount available to you when your Policy is surrendered or terminates. The Surrender Value equals the Accumulation Value, less any unpaid policy charges, any outstanding Policy loan, and unpaid Policy Loan Interest and any applicable Surrender Charge.

TERMINATION: When your Policy terminates without value after a Grace Period. You may reinstate a terminated Policy, subject to certain conditions.

TOBACCO CLASS: Based on the tobacco use habits of the insured, with the insured designated as either "tobacco" or "non-tobacco."

UNDERWRITING CLASS: The classification of the insured based upon the level of mortality risk that we assume.

UNIT: A measure of your interest in a Sub-Account of the Minnesota Life Individual Variable Universal Life Account.

UNIT VALUES: The value of a Sub-Account Unit that is multiplied by the number of Units in the Sub-Account to determine the Sub-Account value. The Unit Value is calculated as of the end of a Valuation Date by multiplying its value on the preceding Valuation Date by the investment factor determined for that Sub-Account.

UNIT VALUE CREDIT: A credit we may provide which is used in the determination of the net investment factor for each Sub-Account.

VALUATION DATE: A Valuation Date is any date on which the New York Stock Exchange ("NYSE") is open for trading, except for any days specified in the prospectus for the Policy and any day the Portfolio corresponding to a Sub-Account does not value its shares. A Valuation Date ends at the close of trading on the NYSE for that day.

VARIABLE ACCOUNT: The Minnesota Life Individual Variable Universal Life Account.

WRITTEN REQUEST: A request in writing signed by you. We may require that your Policy be sent in with a Written Request.

                      STATEMENT OF ADDITIONAL INFORMATION

                       MINNESOTA LIFE INSURANCE COMPANY
                            400 ROBERT STREET NORTH
                          SAINT PAUL, MINNESOTA 55101

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

              ML PREMIER VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the prospectus for the variable universal life insurance policy (the "Policy") offered by Minnesota Life Insurance Company ("Minnesota Life"). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the investment options. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                  MAY 1, 2014

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                              2
SERVICES                                                                     2
ADDITIONAL INFORMATION                                                       2
UNDERWRITERS                                                                 3
UNDERWRITING PROCEDURES                                                      4
SETTLEMENT OPTIONS                                                           4
ILLUSTRATIONS                                                                5
EXPERTS                                                                     10
OTHER INFORMATION                                                           10
FINANCIAL STATEMENT

ML PREMIER VUL                          1

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On June 11, 2007, our Board of Directors established a separate account, called the Minnesota Life Individual Variable Universal Life Account ("the Account"), in accordance with certain provisions of the Minnesota insurance law. The Account is registered as a unit investment trust separate account with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Account.

SERVICES

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank and Trust Company, which includes overnight calculation of unit value amounts. Minnesota Life oversees State Street's performance of these services.

ADDITIONAL INFORMATION

ASSIGNMENT You may assign this policy by forwarding to us a written request in good order in advance of such assignment. We reserve the right, except to the extent prohibited by applicable state law or regulation or by the action of the appropriate state regulatory authority, or any agency or officer performing like functions of the applicable State, to require that assignment will be effective only upon our acceptance, and to refuse assignments at any time on a non-discriminatory basis. No assignment applies to any action we take before receiving your written request. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE OR GENDER If the insured's age or gender has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct age or gender.

INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy less any policy loan, unpaid loan interest and partial surrenders. If there has been a policy change or reinstatement for which we required evidence of

ML PREMIER VUL                          2
insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

REPORTS At least once each year we will send you a report. This report will include the accumulation value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the policy year and policy loan activity. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

UNDERWRITERS

The Policies are sold in a continuous offering by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or other broker-dealers who have entered into selling agreements with Securian Financial. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of FINRA. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.

SALES BY SECURIAN FINANCIAL REGISTERED REPRESENTATIVES. Except for Policies with the Early Values Agreement ("EVA"), commissions to registered representatives of Securian Financial on the sale of Policies include:

  . Up to 62.1 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy.

  . Up to 3.24 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

  . We will also pay up to 3.24 percent on all premiums (up to the target premium) paid in years three through ten.

  . On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through ten and .81 percent in Policy Years 11 and greater.

For Policies that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. Compensation for gross premium payments in excess of target premium and additional compensation based upon accumulation value for policy years six and later is the same as on Policies without EVA.

In addition, Securian Financial or we will award, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may

ML PREMIER VUL                          3
also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits, including occasional entertainment, based on their contract with us. The underwriter may also receive amounts from certain Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a portion or all of the 12b-1 fees up to .25 percent of the average daily net assets of the Portfolios of the Fund attributable to the Policies.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the compensation and amount of proprietary products sold by registered representatives supervised by the general agent.

SALES BY UNAFFILIATED BROKER DEALERS. We pay compensation to affiliated and unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.

Amounts paid by Minnesota Life to the underwriters of the Policies during 2013, 2012, and 2011, were $8,347,795 $6,310,785, and $7,346,089, respectively, which include amounts paid for other contracts issued through the Individual Variable Universal Life Account.

UNDERWRITING PROCEDURES

We require proof of insurability for policy issue and all policy changes resulting in an increase in face amount or other changes that result in an increase in the net amount at risk under the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, gender, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for face amount increases pursuant to an additional benefit agreement.

The basis for the mortality charges guaranteed in the Policies are determined by the gender, tobacco habits, and age of each insured and are based on the 2001 Commissioners Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

SETTLEMENT OPTIONS

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured's death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. We will deduct any outstanding policy loan, any accrued loan interest and unpaid monthly charges from the proceeds we pay. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on any death benefit proceeds payable if payment is to be made in a lump sum. Interest will accrue on the death benefit proceeds payable from the date of the insured's death until the date of payment. Interest will be credited at a rate which we shall determine in our discretion. Such credited interest will never be less than a 3 percent annual rate.

You may, during the lifetime of the insured, request that we pay the proceeds of the Policy under one of the settlement options described below. We may also offer other methods of payment that are agreeable to both you and us. A settlement option may be selected only if payments are to be made to a natural person in that person's own right.

The addition of certain agreements, such as the Income Protection Agreement and the Guaranteed Income Agreement, will impact the Policy settlement options or the amount of Death Proceeds available for a settlement option. The Income Protection Agreement change the percentage of Death Proceeds that are available for the Policy's settlement options, while the Guaranteed Income Agreement, when exercised, will reduce the amount of Death Proceeds that are available for settlement options. Please see " Supplemental Agreements-Income Protection Agreement and Guaranteed Income Agreement" for more information about those agreements.

ML PREMIER VUL                          4

During the lifetime of the insured, you may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors. We receive a benefit from amounts left in the Benefit Account. We pay interest on proceeds held in the Benefit Account as required by state law. Any interest paid on proceeds in the Benefit Account is currently taxable.

Each settlement option described below is payable only in fixed amounts. The payments do not vary with the investment performance of the Account.

    OPTION 1 -- INTEREST PAYMENTS

    We will pay interest on the proceeds at such times and for such period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method we approve.

    OPTION 2 -- PAYMENTS FOR A SPECIFIED PERIOD

    We will make payments for a specified number of years.

    OPTION 3 -- LIFE INCOME

    We will make payments monthly during the lifetime of a payee, terminating with the last monthly payment immediately preceding the payee's death. We may require proof of the payee's age and gender. Monthly payments can be guaranteed for 5, 10 or 20 years.

    OPTION 4 -- PAYMENTS OF A SPECIFIED AMOUNT

    We will pay a specified amount until the proceeds and interest thereto are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the settlement option which will state the terms and conditions of the payments. Unless you specify otherwise, the beneficiary may select a settlement option after the insured's death.

The minimum rate of interest we will credit under any settlement option is a 3 percent annual rate of interest. We may, in our sole discretion, credit higher rates of interest on monies held by us in our general account which are to be paid under a settlement option.

ILLUSTRATIONS

To illustrate the operation of the Policy under certain assumptions, we have prepared the following tables along with explanatory text that may be of assistance.

The following tables illustrate how the accumulation value, cash surrender value and death benefit of a Policy change with the investment experience of the sub-accounts of the Account. The tables show how the accumulation value, cash surrender value and death benefit of a Policy for an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the Account were a uniform, gross, after-tax rate of 0 percent and 6 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent and 6 percent but fluctuated over the life of the Policy.

ML PREMIER VUL                          5

The tables illustrate a Policy issued to an insured male age 35 in the preferred select non-tobacco risk class with an Increasing Death Benefit Option. The tables assume an initial face amount of $680,000 and an annual planned premium payment of $8,600. The tables also assume that the Guideline Premium Test for definition of life insurance has been elected. The tables reflect both guaranteed maximum and current charges for all charges under the Policy, except charges for partial surrenders, transfers and any optional Agreements. The tables assume that there have been no allocations made to the Guaranteed Interest Account or the Fixed Indexed Accounts.

Guaranteed maximum cost of insurance charges will vary by age, gender, and risk class. We use the male, female and unisex Composite 2001 Commissions Standard Ordinary Mortality Table ("2001 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of gender-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In many cases we intend to impose cost of insurance charges which are lower than the maximum charges described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the risk category of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The amounts shown for the hypothetical accumulation value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Portfolio is deducted from the gross return. The investment management fee illustrated is 0.43 percent and represents the arithmetic average of the annual fee charged for all Portfolios available under the Policy. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are 0.15 percent, representing the arithmetic average of the 2013 expense ratios of the Portfolios available under the Policy. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is 0.02 percent and represents the arithmetic average of those fees charged for all Portfolios that assess a 12b-1 fee. Lastly, the net return is increased by any unit value credit that we are currently providing. The unit value credit illustrated is 0.12 percent and represents the arithmetic average of the unit value credit for all Portfolios available under the Policy. For the maximum contractual charges illustration, no unit value credit is assumed so the net annual rates of return shown are -0.60 and 5.40 percent (gross annual rate of return less average annual Portfolio management fee, average other expenses and average 12b-1 fee). Therefore, gross annual rates of return of 0 and 6 percent correspond to approximate net annual rates of return of -0.48 and
5.52 percent on the current charges illustration (net annual rate of return plus average unit value credit).

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Account. If such charges are deducted in the future, the hypothetical net annual rates of return would be lower.

If a particular Policy would be subject to different levels of charges, the accumulation values, cash surrender values and death benefits would vary from those shown in the tables. The accumulation values, cash surrender values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or accumulation values were allocated differently among individual sub-accounts with varying rates of return. In addition, the accumulation values, cash surrender values and death benefits would also vary between tables depending upon whether the Level Option or Increasing Option death benefit is illustrated.

ML PREMIER VUL                          6

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, gender and risk classification, and on the face amount, premium, death benefit option and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this Statement of Additional Information, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations. You may request a personalized illustration, without charge, from us by calling us at 1-800-277-9244 or writing to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

ML PREMIER VUL                          7

                                ML PREMIER VUL
                    DEATH BENEFIT OPTION--INCREASING OPTION
                        ASSUMING GUIDELINE PREMIUM TEST
                MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO
                        INITIAL FACE AMOUNT -- $680,000
                           $8,600 ANNUAL PREMIUM/1/
                USING GUARANTEED MAXIMUM CONTRACTUAL CHARGES/2/

               -- ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF --

                              0% GROSS     6% GROSS
                             -0.60% NET    5.40% NET

                                         CASH                           CASH
POLICY   ATTAINED ANNUAL  ACCUMULATION SURRENDER  DEATH  ACCUMULATION SURRENDER  DEATH
YEAR(3)    AGE    PREMIUM    VALUE       VALUE   BENEFIT    VALUE       VALUE   BENEFIT
-------  -------- ------- ------------ --------- ------- ------------ --------- -------
  1         35     8,600      5,143          0   685,143     5,530          --  685,530
  2         36     8,600     10,161          0   690,161    11,256          --  691,256
  3         37     8,600     15,062       1521   695,062    17,195         326  697,195
  4         38     8,600     19,822       7545   699,822    23,328       6,458  703,328
  5         39     8,600     24,443      13512   704,443    29,663      12,793  709,663
  6         40     8,600     28,920      22797   708,920    36,202      22,706  716,202
  7         41     8,600     33,234      32017   713,234    42,933      32,812  722,933
  8         42     8,600     37,369      41165   717,369    49,845      43,097  729,845
  9         43     8,600     41,313      50239   721,313    56,931      53,557  736,931
  10        44     8,600     45,035     45,035   725,035    64,164      64,164  744,164
  15        49     8,600     68,547     68,547   748,547   112,192     112,192  792,192
  20        54     8,600     85,621     85,621   765,621   166,477     166,477  846,477
  25        59     8,600     91,395     91,395   771,395   222,361     222,361  902,361
  30        64     8,600     80,784     80,784   760,784   273,534     273,534  953,534
  35        69     8,600     45,025     45,025   725,025   307,150     307,150  987,150
  40        74     8,600         --          0         0   304,802     304,802  984,802
  45        79     8,600         --          0         0   222,552     222,552  902,552
  50        84         0         --          0         0        --          --        0

/1/    A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

/2/    The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.10. The cost of insurance charge will increase as the insured ages.

/3/    Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ML PREMIER VUL                          8

                                ML PREMIER VUL
                    DEATH BENEFIT OPTION--INCREASING OPTION
                        ASSUMING GUIDELINE PREMIUM TEST
                MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO
                        INITIAL FACE AMOUNT -- $680,000
                           $8,600 ANNUAL PREMIUM/1/
                           USING CURRENT CHARGES/2/

               -- ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF --

                              0% GROSS     6% GROSS
                             -0.48% NET    5.52% NET

                                         CASH                           CASH
POLICY   ATTAINED ANNUAL  ACCUMULATION SURRENDER  DEATH  ACCUMULATION SURRENDER   DEATH
YEAR(3)    AGE    PREMIUM    VALUE       VALUE   BENEFIT    VALUE       VALUE    BENEFIT
-------  -------- ------- ------------ --------- ------- ------------ --------- ---------
  1         35     8,600      6,188          --  686,188      6,618          --   686,618
  2         36     8,600     12,334          --  692,334     13,589          --   693,589
  3         37     8,600     18,438       1,569  698,438     20,931       4,061   700,931
  4         38     8,600     24,493       7,623  704,493     28,657      11,788   708,657
  5         39     8,600     30,498      13,628  710,498     36,788      19,919   716,788
  6         40     8,600     36,453      22,957  716,453     45,346      31,851   725,346
  7         41     8,600     42,350      32,228  722,350     54,346      44,225   734,346
  8         42     8,600     48,182      41,434  728,182     63,804      57,057   743,804
  9         43     8,600     53,947      50,573  733,947     73,743      70,369   753,743
  10        44     8,600     59,632      59,632  739,632     84,176      84,176   764,176
  15        49     8,600     95,208      95,208  775,208    154,451     154,451   834,451
  20        54     8,600    128,395     128,395  808,395    244,578     244,578   924,578
  25        59     8,600    157,334     157,334  837,334    358,429     358,429 1,038,429
  30        64     8,600    179,701     179,701  859,701    500,544     500,544 1,180,544
  35        69     8,600    191,480     191,480  871,480    674,681     674,681 1,354,681
  40        74     8,600    188,600     188,600  868,600    885,817     885,817 1,565,817
  45        79     8,600    160,500     160,500  840,500  1,132,796   1,132,796 1,812,796
  50        84     8,600     87,866      87,866  767,866  1,403,760   1,403,760 2,083,760
  55        89     8,600          0           0        0  1,675,380   1,675,380 2,355,380
  60        94     8,600          0           0        0  1,909,506   1,909,506 2,589,506
  65        99     8,600          0           0        0  2,058,610   2,058,610 2,738,610
  70       104     8,600          0           0        0  2,058,724   2,058,724 2,738,724
  75       109     8,600          0           0        0  1,808,496   1,808,496 2,488,496
  80       114     8,600          0           0        0  1,121,938   1,121,938 1,801,938

/1/    A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

/2/    The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.03. The cost of insurance charge will increase as the insured ages.

/3/    Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ML PREMIER VUL                          9

VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

EXPERTS

Actuarial matters included in the prospectus have been examined by Robert J. Ehren, Senior Vice President.

The financial statements of the Minnesota Life Individual Variable Universal Life Account as of December 31, 2013, and the consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries as of December 31, 2013 have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appears elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

ML PREMIER VUL                          10

[KPMG LOGO]

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                              Financial Statements

                           December 31, 2013 and 2012

     (With Report of Independent Registered Public Accounting Firm Thereon)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                                TABLE OF CONTENTS
                                                                 PAGE

Report of Independent Registered Public Accounting Firm             1

Statements of Assets and Liabilities                                2

Statements of Operations                                           12

Statements of Changes in Net Assets                                22

Notes to Financial Statements                                      32

[KPMG LOGO]

                    KPMG LLP
                    4200 Wells Fargo Center
                    90 South Seventh Street
                    Minneapolis, MN 55402

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Minnesota Life Insurance Company and
Policy Owners of Minnesota Life Individual Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Minnesota Life Individual Variable Universal Life Account (the Variable Account) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2013 were confirmed to us by the respective sub-account mutual fund or their transfer agents, or for Securian Funds Trust, verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Minnesota Life Individual Variable Universal Life Account as of December 31, 2013, the results of operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Minneapolis, Minnesota
March 31, 2014


               KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative ("KPMG International"), a Swiss entity.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013


                                                                         SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                       ALLIANBERN     FIDELITY VIP                    FRANKLIN VIP      IBBOTSON        IBBOTSON
                                      VPS INTL VAL    EQUITY-INCOME   FIDELITY VIP     SM CAP VAL      AGGRESSIVE       BALANCED
                                          CL A             IC          MID CAP IC         CL 1         GRWTH ETF1         ETF1
                                     --------------  --------------  --------------  --------------  --------------  --------------
Assets:
  Investments at net asset value     $      386,928       1,270,943       1,501,085       1,872,118      15,683,666       6,573,146
  Receivable from Minnesota Life
    for policy purchase payments                  2              33             357             377              --             356
  Receivable for investments sold                --              --              --              --          15,338              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total assets                            386,930       1,270,976       1,501,442       1,872,495      15,699,004       6,573,502
                                     --------------  --------------  --------------  --------------  --------------  --------------
Liabilities:
  Payable to Minnesota Life for
    policy terminations, withdrawal
    payments and mortality and
    expense charges                              --              --              --              --          15,338              --
  Payable for investments purchased               2              33             357             377              --             356
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total liabilities                             2              33             357             377          15,338             356
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Net assets applicable to policy
      owners                         $      386,928       1,270,943       1,501,085       1,872,118      15,683,666       6,573,146
                                     ==============  ==============  ==============  ==============  ==============  ==============
Policy owners' equity:
  Total policy owners' equity        $      386,928       1,270,943       1,501,085       1,872,118      15,683,666       6,573,146
Investment shares                            25,812          54,570          41,250          76,288       1,366,173         587,938
Investments at cost                  $      350,069       1,123,854       1,325,022       1,293,348      12,901,088       6,060,406

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013


                                                                         SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                        IBBOTSON                        IBBOTSON
                                      CONSERVATIVE      IBBOTSON        INCOME &      IVY VIP ASSET      IVY VIP
                                          ETF1         GROWTH ETF1     GROWTH ETF1      STRATEGY        BALANCED      IVY VIP BOND
                                     --------------  --------------  --------------  --------------  --------------  --------------
Assets:
  Investments at net asset value     $    1,979,971      42,171,285       1,845,599       6,922,598         100,831         304,382
  Receivable from Minnesota Life                  7           1,334               6           4,097               1               4
    for policy purchase payments                 --              --              --              --              --              --
  Receivable for investments sold    --------------  --------------  --------------  --------------  --------------  --------------
                                          1,979,978      42,172,619       1,845,605       6,926,695         100,832         304,386
    Total assets                     --------------  --------------  --------------  --------------  --------------  --------------

Liabilities:
  Payable to Minnesota Life for
    policy terminations, withdrawal
    payments and mortality and
    expense charges                              --              --              --              --              --              --
  Payable for investments purchased               7           1,334               6           4,097               1               4
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total liabilities                             7           1,334               6           4,097               1               4
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Net assets applicable to policy
      owners                         $    1,979,971      42,171,285       1,845,599       6,922,598         100,831         304,382
                                     ==============  ==============  ==============  ==============  ==============  ==============
Policy owners' equity
  Total policy owners' equity        $    1,979,971      42,171,285       1,845,599       6,922,598         100,831         304,382
Investment shares                           176,154       3,865,379         169,321         522,515           9,641          55,449
Investments at cost                  $    1,994,021      36,268,810       1,793,211       5,275,270          93,236         317,836

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013


                                                                         SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                      IVY VIP CORE       IVY VIP         IVY VIP      IVY VIP GLBL       IVY VIP         IVY VIP
                                         EQUITY       DIVIDEND OPP       ENERGY        NATURAL RES     GLOBAL BOND       GROWTH
                                     --------------  --------------  --------------  --------------  --------------  --------------
Assets:
  Investments at net asset value     $    1,079,795         341,783         246,511       1,484,267          24,574       1,072,202
  Receivable from Minnesota Life
    for policy purchase payments                 93             220             139             298              40             153
  Receivable for investments sold                --              --              --              --              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total assets                          1,079,888         342,003         246,650       1,484,565          24,614       1,072,355
                                     --------------  --------------  --------------  --------------  --------------  --------------
Liabilities:
  Payable to Minnesota Life for
    policy terminations, withdrawal
    payments and mortality and
    expense charges                              --              --              --              --              --              --
  Payable for investments purchased              93             220             139             298              40             153
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total liabilities                            93             220             139             298              40             153
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Net assets applicable to policy
      owners                         $    1,079,795         341,783         246,511       1,484,267          24,574       1,072,202
                                     ==============  ==============  ==============  ==============  ==============  ==============
Policy owners' equity:
  Total policy owners' equity        $    1,079,795         341,783         246,511       1,484,267          24,574       1,072,202
Investment shares                            71,353          37,790          32,852         273,200           4,766          80,419
Investments at cost                  $      884,668         260,247         196,320       1,477,205          24,208         843,711

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013


                                                                         SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                                                                         IVY VIP         IVY VIP
                                      IVY VIP HIGH    IVY VIP INTL    IVY VIP INTL    LIMITED-TERM      MICRO CAP      IVY VIP MID
                                         INCOME        CORE EQUITY       GROWTH           BOND           GROWTH        CAP GROWTH
                                     --------------  --------------  --------------  --------------  --------------  --------------
Assets:
  Investments at net asset value     $      534,171       1,276,750         600,340          26,287         350,936         397,389
  Receivable from Minnesota Life
    for policy purchase payments                279             504              47              --              44              45
  Receivable for investments sold                --              --              --              --              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total assets                            534,450       1,277,254         600,387          26,287         350,980         397,434
                                     --------------  --------------  --------------  --------------  --------------  --------------
Liabilities:
  Payable to Minnesota Life for
    policy terminations, withdrawal
    payments and mortality and                   --              --              --              --              --              --
    expense charges
  Payable for investments purchased             279             504              47              --              44              45
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total liabilities                           279             504              47              --              44              45
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Net assets applicable to policy
      owners                         $      534,171       1,276,750         600,340          26,287         350,936         397,389
                                     ==============  ==============  ==============  ==============  ==============  ==============
Policy owners' equity:
  Total policy owners' equity        $      534,171       1,276,750         600,340          26,287         350,936         397,389
Investment shares                           133,680          64,644          61,166           5,378          11,044          37,058
Investments at cost                  $      487,846       1,046,137         496,740          26,861         232,709         310,191

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013


                                                                         SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                                         IVY VIP         IVY VIP         IVY VIP         IVY VIP         IVY VIP
                                         IVY VIP       PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER
                                      MONEY MARKET     AGGRESSIVE        CONSERV        MOD AGGR        MOD CONS        MODERATE
                                     --------------  --------------  --------------  --------------  --------------  --------------
Assets:
  Investments at net asset value     $       19,764       3,035,588          54,155       5,816,512         780,257       3,030,456
  Receivable from Minnesota Life
    for policy purchase payments                 --             463               1           1,121              --             133
  Receivable for investments sold                --              --              --              --           4,312              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total assets                             19,764       3,036,051          54,156       5,817,633         784,569       3,030,589
                                     --------------  --------------  --------------  --------------  --------------  --------------
Liabilities:
  Payable to Minnesota Life for
    policy terminations, withdrawal
    payments and mortality and
    expense charges                              --              --              --              --           4,312              --
  Payable for investments purchased              --             463               1           1,121              --             133
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total liabilities                            --             463               1           1,121           4,312             133
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Net assets applicable to policy
      owners                         $       19,764       3,035,588          54,155       5,816,512         780,257       3,030,456
                                     ==============  ==============  ==============  ==============  ==============  ==============
Policy owners' equity:
  Total policy owners' equity        $       19,764       3,035,588          54,155       5,816,512         780,257       3,030,456
Investment shares                            19,764         510,406           9,387         912,022         129,289         493,897
Investments at cost                  $       19,764       2,497,753          50,798       4,786,668         697,153       2,584,110

See accompanying notes to financial statements.

                                       6
                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013


                                                                         SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                                         IVY VIP
                                      IVY VIP REAL      SCIENCE &     IVY VIP SMALL   IVY VIP SMALL                    JANUS ASPEN
                                       ESTATE SEC         TECH         CAP GROWTH       CAP VALUE     IVY VIP VALUE     JANUS IS
                                     --------------  --------------  --------------  --------------  --------------  --------------
Assets:
  Investments at net asset value     $      159,735       1,725,183         377,256         242,796         231,649       1,053,176
  Receivable from Minnesota Life
    for policy purchase payments                  2             333               5              99               3              87
  Receivable for investments sold                --              --              --              --              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total assets                            159,737       1,725,516         377,261         242,895         231,652       1,053,263
                                     --------------  --------------  --------------  --------------  --------------  --------------
Liabilities:
  Payable to Minnesota Life for
    policy terminations, withdrawal
    payments and mortality and
    expense charges                              --              --              --              --              --              --
  Payable for investments purchased               2             333               5              99               3              87
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total liabilities                             2             333               5              99               3              87
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Net assets applicable to policy
      owners                         $      159,735       1,725,183         377,256         242,796         231,649       1,053,176
                                     ==============  ==============  ==============  ==============  ==============  ==============
Policy owners' equity:
  Total policy owners' equity        $      159,735       1,725,183         377,256         242,796         231,649       1,053,176
Investment shares                            20,216          64,896          27,423          12,200          29,639          30,795
Investments at cost                  $      120,389       1,214,263         270,796         196,210         173,305         748,298

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013


                                                                         SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                                                                           SFT
                                                       MORGSTANLEY         SFT          ADVANTUS           SFT             SFT
                                       JANUS ASPEN     UIF EMG MK       ADVANTUS      INDEX 400 MC      ADVANTUS      ADVANTUS INTL
                                       OVERSEAS IS       EQ CL 2        BOND CL 1         CL 1        INDEX 500 CL 1    BOND CL 1
                                     --------------  --------------  --------------  --------------  --------------  --------------
Assets:
  Investments at net asset value     $    1,845,901         991,519         789,304         730,984       1,491,004         755,909
  Receivable from Minnesota Life
    for policy purchase payments                172              62             127               1               4             104
  Receivable for investments sold                --              --              --              --              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total assets                          1,846,073         991,581         789,431         730,985       1,491,008         756,013
                                     --------------  --------------  --------------  --------------  --------------  --------------
Liabilities:
  Payable to Minnesota Life for
    policy terminations, withdrawal
    payments and mortality and                   --              --              --              --              --              --
    expense charges
  Payable for investments purchased             172              62             127               1               4             104
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total liabilities                           172              62             127               1               4             104
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Net assets applicable to policy
      owners                         $    1,845,901         991,519         789,304         730,984       1,491,004         755,909
                                     ==============  ==============  ==============  ==============  ==============  ==============
Policy owners' equity:
  Total policy owners' equity        $    1,845,901         991,519         789,304         730,984       1,491,004         755,909
Investment shares                            43,929          67,727         391,478         219,938         218,558         306,229
Investments at cost                  $    1,813,189         957,031         743,993         545,263       1,154,466         693,111

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013


                                                                         SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                           SFT             SFT                         VANGUARD VI     VANGUARD VI
                                        ADVANTUS      ADVANTUS REAL    VANGUARD VI       CAPITAL       DIVERSIFIED     VANGUARD VI
                                      MORTGAGE CL 1    ESTATE CL 1      BALANCED         GROWTH           VALUE       EQUITY INCOME
                                     --------------  --------------  --------------  --------------  --------------  --------------
Assets:
  Investments at net asset value     $      168,258         919,084         895,360       1,481,119         578,821       1,709,931
  Receivable from Minnesota Life
    for policy purchase payments                167              55              --              --              --              20
  Receivable for investments sold                --              --              --              --              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total assets                            168,425         919,139         895,360       1,481,119         578,821       1,709,951
                                     --------------  --------------  --------------  --------------  --------------  --------------
Liabilities:
  Payable to Minnesota Life for
    policy terminations, withdrawal
    payments and mortality and
    expense charges                              --              --              --              --              --              --
  Payable for investments purchased             167              55              --              --              --              20
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total liabilities                           167              55              --              --              --              20
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Net assets applicable to policy
      owners                         $      168,258         919,084         895,360       1,481,119         578,821       1,709,931
                                     ==============  ==============  ==============  ==============  ==============  ==============
Policy owners' equity:
  Total policy owners' equity        $      168,258         919,084         895,360       1,481,119         578,821       1,709,931
Investment shares                            97,220         292,402          37,843          62,759          31,979          76,473
Investments at cost                  $      166,692         811,363         767,668       1,127,879         428,884       1,297,859

See accompanying notes to financial statements.
                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013


                                                                         SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                       VANGUARD VI                                     VANGUARD VI     VANGUARD VI     VANGUARD VI
                                       HIGH YIELD      VANGUARD VI     VANGUARD VI    SHT-TRM INV-      SMALL CO       TOTAL BOND
                                          BOND        INTERNATIONAL   MONEY MARKET         GR            GROWTH          MARKET
                                     --------------  --------------  --------------  --------------  --------------  --------------
Assets:
  Investments at net asset value     $      668,608       1,210,004         535,214         381,703       1,948,415         927,494
  Receivable from Minnesota Life
    for policy purchase payments                 10              --               2              --              15              --
  Receivable for investments sold                --              --              --              --              --              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total assets                            668,618       1,210,004         535,216         381,703       1,948,430         927,494
                                     --------------  --------------  --------------  --------------  --------------  --------------
Liabilities:
  Payable to Minnesota Life for
    policy terminations, withdrawal
    payments and mortality and
    expense charges                              --              --              --              --              --              --
  Payable for investments purchased              10              --              --              --              15              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Total liabilities                            10              --              --              --              15              --
                                     --------------  --------------  --------------  --------------  --------------  --------------
    Net assets applicable to policy
      owners                         $      668,608       1,210,004         535,216         381,703       1,948,415         927,494
                                     ==============  ==============  ==============  ==============  ==============  ==============
Policy owners' equity:
  Total policy owners' equity        $      668,608       1,210,004         535,216         381,703       1,948,415         927,494
Investment shares                            81,142          54,309         535,214          35,740          72,432          79,070
Investments at cost                  $      639,120         977,898         535,214         382,734       1,422,646         959,416

See accompanying notes to financial statements.
                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2013


                                        SEGREGATED SUB-ACCOUNTS
                                     ------------------------------
                                      VANGUARD VI
                                      TOTAL STOCK
                                        MARKET           TOTAL
                                     --------------  --------------
Assets:
  Investments at net asset value     $      834,923     123,437,639
  Receivable from Minnesota Life
    for policy purchase payments                 --          11,422
  Receivable for investments sold                --          19,650
                                     --------------  --------------
    Total assets                            834,923     123,468,711
                                     --------------  --------------
Liabilities:
  Payable to Minnesota Life for
    policy terminations, withdrawal
    payments and mortality and
    expense charges                              --          19,650
  Payable for investments purchased              --          11,420
                                     --------------  --------------
    Total liabilities                            --          31,070
                                     --------------  --------------
    Net assets applicable to policy
      owners                         $      834,923     123,437,641
                                     ==============  ==============
Policy owners' equity:
  Total policy owners' equity        $      834,923     123,437,641
Investment shares                            26,083      12,754,299
Investments at cost                  $      682,573     104,549,520

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                       ALLIANBERN     FIDELITY VIP                    FRANKLIN VIP      IBBOTSON        IBBOTSON
                                      VPS INTL VAL    EQUITY-INCOME   FIDELITY VIP     SM CAP VAL      AGGRESSIVE       BALANCED
                                          CL A             IC          MID CAP IC         CL 1         GRWTH ETF1         ETF1
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment income (loss):
  Investment income
    distributions from
    underlying mutual fund           $      21,172          29,206           6,725          21,813         187,622         101,480
  Mortality, expense charges and
    administrative charges (note 3)            492           1,048           1,201           2,250          15,166           6,453
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Investment income
         (loss) - net                       21,664          30,254           7,926          24,063         202,788         107,933
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized and unrealized gains
  (losses) on investments - net:
  Realized gain distributions from
    underlying mutual fund                      --          76,856         167,682          24,155         109,441          34,106
  Realized gains (losses) on sales
    of investments:
    Proceeds from sales                     36,938         199,665         148,814         165,653         505,835         287,316
    Cost of investments sold               (38,436)       (144,714)        (96,486)        (93,412)       (298,267)       (253,114)
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                            (1,498)         54,951          52,328          72,241         207,568          34,202
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Net realized gains (losses)
         on investments                     (1,498)        131,807         220,010          96,396         317,009          68,308
  Net change in unrealized
       appreciation or
       (depreciation) of investments        49,157          92,024         142,950         350,640       1,653,635         446,490
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Net gains (losses) on
         investments                        47,659         223,831         362,960         447,036       1,970,644         514,798
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Net increase (decrease) in
         net assets resulting from
         operations                  $      69,323         254,085         370,886         471,099       2,173,432         622,731
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                        IBBOTSON                        IBBOTSON
                                      CONSERVATIVE      IBBOTSON        INCOME &      IVY VIP ASSET      IVY VIP
                                          ETF1         GROWTH ETF1     GROWTH ETF1      STRATEGY        BALANCED      IVY VIP BOND
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment income (loss):
  Investment income
    distributions from underlying
    mutual fund                      $      30,397         533,462          31,503          69,655             919          12,698
  Mortality, expense charges and
    administrative charges (note 3)          2,320          42,617           2,213          24,959             305           1,498
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Investment income (loss)
         - net                              32,717         576,079          33,716          94,614           1,224          14,196
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized and unrealized gains
  (losses) on investments - net:
  Realized gain distributions
       from underlying mutual fund          24,202          49,206          17,211              --           5,285           6,005
  Realized gains (losses) on sales
    of investments:
    Proceeds from sales                    435,156       1,523,311         802,589         247,480           7,827         108,256
    Cost of investments sold              (413,320)       (959,502)       (744,023)       (177,352)         (6,236)       (110,542)
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                            21,836         563,809          58,566          70,128           1,591          (2,286)
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Net realized gains (losses)
         on investments                     46,038         613,015          75,777          70,128           6,876           3,719
  Net change in unrealized
       appreciation or
       (depreciation)of investments        (22,312)      4,347,339          12,512       1,144,138           6,449         (24,311)
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Net gains (losses) on
         investments                        23,726       4,960,354          88,289       1,214,266          13,325         (20,592)
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Net increase (decrease) in
         net assets resulting from
         operations                  $      56,443       5,536,433         122,005       1,308,880          14,549          (6,396)
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2013

                                                                        SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                      IVY VIP CORE       IVY VIP         IVY VIP      IVY VIP GLBL       IVY VIP         IVY VIP
                                         EQUITY       DIVIDEND OPP       ENERGY        NATURAL RES     GLOBAL BOND       GROWTH
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment income (loss):
  Investment income distributions
    from underlying mutual fund      $       4,268           4,490              --              --              --           3,447
  Mortality, expense charges and
    administrative charges (note 3)          3,708           1,281             946           5,781              67           3,736
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Investment income (loss)
         - net                               7,976           5,771             946           5,781              67           7,183
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized and unrealized gains
  (losses) on investments - net:
  Realized gain distributions from
    underlying mutual fund                  62,834           6,101             716              --              --          61,625
  Realized gains (losses) on sales
    of investments:
    Proceeds from sales                     76,281          22,066          14,343          71,595             921          47,522
    Cost of investments sold               (54,082)        (12,574)         (8,138)        (53,874)           (910)        (36,012)
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                            22,199           9,492           6,205          17,721              11          11,510
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Net realized gains (losses)
         on investments                     85,033          15,593           6,921          17,721              11          73,135
  Net change in unrealized
    appreciation or (depreciation)
    of investments                         150,099          52,886          42,031          79,592             364         188,906
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Net gains (losses) on
         investments                       235,132          68,479          48,952          97,313             375         262,041
                                     -------------   -------------   -------------   -------------   -------------   -------------
       Net increase (decrease) in
         net assets resulting from
         operations                  $     243,108          74,250          49,898         103,094             442         269,224
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                                                        IVY VIP         IVY VIP
                                      IVY VIP HIGH    IVY VIP INTL    IVY VIP INTL    LIMITED-TERM      MICRO CAP      IVY VIP MID
                                         INCOME        CORE EQUITY       GROWTH           BOND           GROWTH        CAP GROWTH
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment income (loss):
  Investment income distributions
    from underlying mutual fund      $      19,622          15,469           4,250              --              --              --
  Mortality, expense charges and
    administrative charges (note 3)          1,942           4,447           2,195              97           1,268           1,461
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Investment income (loss) - net        21,564          19,916           6,445              97           1,268           1,461
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized and unrealized gains
  (losses) on investments - net:
  Realized gain distributions from
    underlying mutual fund                      --              --           9,093              23          11,567          10,442
  Realized gains (losses) on sales
    of investments:
    Proceeds from sales                     37,137          60,022          24,597           2,730          37,578          32,293
    Cost of investments sold               (30,208)        (47,558)        (18,383)         (2,811)        (19,641)        (14,929)
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                             6,929          12,464           6,214             (81)         17,937          17,364
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gains (losses) on
        investments                          6,929          12,464          15,307             (58)         29,504          27,806
  Net change in unrealized
    appreciation or (depreciation)
    of investments                          16,096         199,282          69,766             (85)         97,970          56,730
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net gains (losses) on
        investments                         23,025         211,746          85,073            (143)        127,474          84,536
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in net
        assets resulting from
        operations                   $      44,589         231,662          91,518             (46)        128,742          85,997
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                         IVY VIP         IVY VIP         IVY VIP         IVY VIP         IVY VIP
                                         IVY VIP       PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER
                                      MONEY MARKET     AGGRESSIVE        CONSERV        MOD AGGR        MOD CONS        MODERATE
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment income (loss):
  Investment income distributions
    from underlying mutual fund      $           4         181,159           2,708         265,367          37,753         115,039
  Mortality, expense charges and
    administrative charges (note 3)             93          11,367             225          22,593           2,950          11,284
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Investment income (loss) - net            97         192,526           2,933         287,960          40,703         126,323
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized and unrealized gains
  (losses) on investments - net:
  Realized gain distributions from
    underlying mutual fund                      --              --              --              --              --              --
  Realized gains (losses) on sales
    of investments:
    Proceeds from sales                     10,418         134,713           7,784         425,282          48,416         147,060
    Cost of investments sold               (10,418)        (90,853)         (7,300)       (350,882)        (35,477)       (120,202)
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                                --          43,860             484          74,400          12,939          26,858
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gains (losses)
        on investments                          --          43,860             484          74,400          12,939          26,858
  Net change in unrealized
    appreciation or (depreciation)
    of investments                              --         382,816           3,587         736,134          57,280         336,717
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net gains (losses) on
        investments                             --         426,676           4,071         810,534          70,219         363,575
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                   $          97         619,202           7,004       1,098,494         110,922         489,898
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2013

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                         IVY VIP
                                      IVY VIP REAL      SCIENCE &     IVY VIP SMALL    IVY VIP SMALL                  JANUS ASPEN
                                       ESTATE SEC         TECH         CAP GROWTH       CAP VALUE     IVY VIP VALUE     JANUS IS
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment income (loss):
  Investment income distributions
    from underlying mutual fund      $       1,726              --              --           1,741           1,503           7,003
  Mortality, expense charges and
    administrative charges (note 3)            706           5,491           1,365             932             867             876
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Investment income (loss) - net         2,432           5,491           1,365           2,673           2,370           7,879
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized and unrealized gains
  (losses) on investments - net:
  Realized gain distributions from
    underlying mutual fund                      --          66,977              --          12,882           4,828              --
  Realized gains (losses) on sales
    of investments:
    Proceeds from sales                     12,334         173,247          22,644          21,456          17,846          94,960
    Cost of investments sold                (5,539)       (109,474)        (14,016)        (13,370)         (9,545)        (55,557)
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                             6,795          63,773           8,628           8,086           8,301          39,403
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gains (losses)
        on investments                       6,795         130,750           8,628          20,968          13,129          39,403
  Net change in unrealized
    appreciation or (depreciation)
    of investments                          (7,205)        421,383         100,019          35,088          42,180         188,832
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net gains (losses) on
        investments                           (410)        552,133         108,647          56,056          55,309         228,235
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                   $       2,022         557,624         110,012          58,729          57,679         236,114
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2013

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                                                          SFT            SFT
                                                      MORGSTANLEY        SFT            ADVANTUS       ADVANTUS           SFT
                                      JANUS ASPEN      UIF EMG MK      ADVANTUS       INDEX 400 MC     INDEX 500     ADVANTUS INTL
                                      OVERSEAS IS       EQ CL 2        BOND CL 1          CL 1           CL 1          BOND CL 1
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment income (loss):
  Investment income distributions
    from underlying mutual fund      $      50,386           9,247              --              --              --              --
  Mortality, expense charges and
    administrative charges (note 3)          1,591           2,966             341             281           1,045              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Investment income (loss) -
        net                                 51,977          12,213             341             281           1,045              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized and unrealized gains
  (losses) on investments - net:
  Realized gain distributions
    from underlying mutual fund                 --              --              --              --              --              --
  Realized gains (losses) on
    sales of investments:
    Proceeds from sales                    218,631          90,218         111,063          93,703         138,199          96,664
    Cost of investments sold              (250,553)        (72,838)        (86,727)        (56,986)        (89,598)        (71,671)
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                           (31,922)         17,380          24,336          36,717          48,601          24,993
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gains (losses)
        on investments                     (31,922)         17,380          24,336          36,717          48,601          24,993
  Net change in unrealized
    appreciation or (depreciation)
    of investments                         203,281         (29,936)        (26,616)        120,666         241,241         (21,898)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net gains (losses) on
        investments                        171,359         (12,556)         (2,280)        157,383         289,842           3,095
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                   $     223,336            (343)         (1,939)        157,664         290,887           3,095
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2013

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                         SFT             SFT                          VANGUARD VI     VANGUARD VI
                                       ADVANTUS      ADVANTUS REAL    VANGUARD VI       CAPITAL       DIVERSIFIED     VANGUARD VI
                                     MORTGAGE CL 1    ESTATE CL 1       BALANCED        GROWTH           VALUE       EQUITY INCOME
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment income (loss):
  Investment income distributions
    from underlying mutual fund      $          --              --          16,254          10,510           9,764          28,453
  Mortality, expense charges and
    administrative charges (note 3)             91             840              --              --              --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Investment income (loss) -
        net                                     91             840          16,254          10,510           9,764          28,453
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized and unrealized gains
  (losses) on investments - net:
  Realized gain distributions from
    underlying mutual fund                      --              --          14,185          19,759              --              --
  Realized gains (losses) on sales
    of investments:
    Proceeds from sales                     93,088          90,229         128,350          72,218          32,477          80,612
    Cost of investments sold               (83,440)        (44,106)        (98,835)        (43,651)        (22,708)        (53,522)
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                             9,648          46,123          29,515          28,567           9,769          27,090
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gains (losses)
        on investments                       9,648          46,123          43,700          48,326           9,769          27,090
  Net change in unrealized
    appreciation or (depreciation)
    of investments                         (12,568)        (41,111)         73,898         276,200         101,538         280,616
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net gains (losses) on
        investments                         (2,920)          5,012         117,598         324,526         111,307         307,706
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                   $      (2,829)          5,852         133,852         335,036         121,071         336,159
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2013

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                      VANGUARD VI                                    VANGUARD VI      VANGUARD VI     VANGUARD VI
                                       HIGH YIELD     VANGUARD VI     VANGUARD VI    SHT-TRM INV-       SMALL CO      TOTAL BOND
                                          BOND       INTERNATIONAL   MONEY MARKET         GR             GROWTH         MARKET
                                     -------------   -------------   -------------   -------------   -------------   -------------
Investment income (loss):
  Investment income distributions
    from underlying mutual fund      $      26,135          10,516             636           6,665           8,837          22,068
  Mortality, expense charges and
    administrative charges (note 3)             --              --              --              --              --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Investment income (loss) -
        net                                 26,135          10,516             636           6,665           8,837          22,068
                                     -------------   -------------   -------------   -------------   -------------   -------------
Realized and unrealized gains
  (losses) on investments - net:
  Realized gain distributions from
    underlying mutual fund                      --              --              --           2,553          97,594           9,808
  Realized gains (losses) on sales
    of investments:
    Proceeds from sales                     86,585          64,767         199,666          12,779         151,731         122,090
    Cost of investments sold               (76,142)        (50,821)       (199,666)        (12,570)        (88,643)       (120,512)
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                            10,443          13,946              --             209          63,088           1,578
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gains (losses)
        on investments                      10,443          13,946              --           2,762         160,682          11,386
  Net change in unrealized
    appreciation or (depreciation)
    of investments                         (10,568)        176,776              --          (5,651)        385,605         (52,770)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net gains (losses) on
        investments                           (125)        190,722              --          (2,889)        546,287         (41,384)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                   $      26,010         201,238             636           3,776         555,124         (19,316)
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            Statements of Operations
                          Year ended December 31, 2013

                                        SEGREGATED SUB-ACCOUNTS
                                     -----------------------------
                                      VANGUARD VI
                                      TOTAL STOCK
                                         MARKET          TOTAL
                                     -------------   -------------
Investment income (loss):
  Investment income distributions
    from underlying mutual fund      $       8,524       1,920,196
  Mortality, expense charges and
    administrative charges (note 3)             --         193,355
                                     -------------   -------------
      Investment income (loss) -
        net                                  8,524       2,113,551
                                     -------------   -------------
Realized and unrealized gains
  (losses) on investments - net:
  Realized gain distributions from
    underlying mutual fund                  19,694         924,830
  Realized gains (losses) on sales
    of investments:
    Proceeds from sales                     97,821       7,992,976
    Cost of investments sold               (76,431)     (6,056,577)
                                     -------------   -------------
                                            21,390       1,936,399
                                     -------------   -------------
      Net realized gains (losses)
        on investments                      41,084       2,861,229
  Net change in unrealized
    appreciation or (depreciation)
    of investments                         128,676      13,236,558
                                     -------------   -------------
      Net gains (losses) on
        investments                        169,760      16,097,787
                                     -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                   $     178,284      18,211,338
                                     =============   =============

See accompanying notes to financial statements.

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                     Years ended December 31, 2013 and 2012

                                                                    SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                       ALLIANBERN     FIDELITY VIP      FIDELITY        FRANKLIN        IBBOTSON        IBBOTSON
                                      VPS INTL VAL    EQUITY-INCOME      VIP MID       VIP SM CAP      AGGRESSIVE       BALANCED
                                          CL A             IC            CAP IC         VAL CL 1       GRWTH ETF1         ETF1
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year ended December 31, 2012:
  Operations:
    Investment income (loss) - net   $       4,857          26,334           6,629          11,424         138,081          79,485
    Net realized gains (losses) on
      investments                            4,129          69,823         102,196          28,668          80,213         221,759
    Net change in unrealized
      appreciation or
      (depreciation)of investments          26,537          13,767          (2,252)        136,755         848,988         110,664
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting
          from operations                   35,523         109,924         106,573         176,847       1,067,282         411,908
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Policy transactions (notes 3 and
    6):
    Policy purchase payments                63,330         249,630         275,925         301,587       2,687,261       1,078,903
    Policy terminations, withdrawal
      payments and charges                 (22,060)        (57,187)        (60,927)        (60,705)       (188,983)       (268,025)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from policy
        transactions                        41,270         192,443         214,998         240,882       2,498,278         810,878
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                              76,793         302,367         321,571         417,729       3,565,560       1,222,786
  Net assets at the beginning of
    year                                   212,055         546,402         629,376         781,046       6,338,321       3,375,799
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $     288,848         848,769         950,947       1,198,775       9,903,881       4,598,585
                                     =============   =============   =============   =============   =============   =============
Year ended December 31, 2013:
  Operations:
    Investment income (loss) - net   $      21,664          30,254           7,926          24,063         202,788         107,933
    Net realized gains (losses) on
      investments                           (1,498)        131,807         220,010          96,396         317,009          68,308
    Net change in unrealized
      appreciation or
      (depreciation)of investments          49,157          92,024         142,950         350,640       1,653,635         446,490
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                        69,323         254,085         370,886         471,099       2,173,432         622,731
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Policy transactions (notes 3 and
    6):
    Policy purchase payments                65,827         368,072         328,388         368,506       4,114,803       1,641,637
    Policy terminations, withdrawal
      payments and charges                 (37,070)       (199,983)       (149,136)       (166,262)       (508,450)       (289,807)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from policy
        transactions                        28,757         168,089         179,252         202,244       3,606,353       1,351,830
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                              98,080         422,174         550,138         673,343       5,779,785       1,974,561
  Net assets at the beginning of year      288,848         848,769         950,947       1,198,775       9,903,881       4,598,585
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $     386,928       1,270,943       1,501,085       1,872,118      15,683,666       6,573,146
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                     Years ended December 31, 2013 and 2012

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                        IBBOTSON                        IBBOTSON
                                      CONSERVATIVE      IBBOTSON        INCOME &      IVY VIP ASSET      IVY VIP
                                          ETF1         GROWTH ETF1     GROWTH ETF1      STRATEGY         BALANCED     IVY VIP BOND
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year ended December 31, 2012:
  Operations:
    Investment income (loss) - net   $      29,863         450,823          31,478          56,344             706           8,239
    Net realized gains (losses) on
      investments                           57,969       2,290,700          61,097          14,955           2,391           6,828
    Net change in unrealized
      appreciation or
      (depreciation)of investments          (1,338)        412,254          15,738         562,334             798           1,685
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                        86,494       3,153,777         108,313         633,633           3,895          16,752
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Policy transactions (notes 3 and
    6):
    Policy purchase payments               661,760       6,137,281         463,270       1,189,891          22,180         147,898
    Policy terminations, withdrawal
      payments and charges                (358,402)     (1,062,541)       (120,930)        (96,104)         (2,976)        (65,219)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from policy
        transactions                       303,358       5,074,740         342,340       1,093,787          19,204          82,679
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
      assets                               389,852       8,228,517         450,653       1,727,420          23,099          99,431
  Net assets at the beginning
    of year                              1,427,920      21,492,750       1,231,164       2,766,037          26,717         237,759
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   1,817,772      29,721,267       1,681,817       4,493,457          49,816         337,190
                                     =============   =============   =============   =============   =============   =============
Year ended December 31, 2013:
  Operations:
    Investment income (loss) - net   $      32,717         576,079          33,716          94,614           1,224          14,196
    Net realized gains (losses) on
      investments                           46,038         613,015          75,777          70,128           6,876           3,719
    Net change in unrealized
      appreciation or
      (depreciation)of investments         (22,312)      4,347,339          12,512       1,144,138           6,449         (24,311)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                        56,443       5,536,433         122,005       1,308,880          14,549          (6,396)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Policy transactions (notes 3 and
    6):
    Policy purchase payments               542,288       8,446,011         845,658       1,373,275          44,417          82,410
    Policy terminations, withdrawal
      payments and charges                (436,532)     (1,532,426)       (803,881)       (253,014)         (7,951)       (108,822)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from policy
        transactions                       105,756       6,913,585          41,777       1,120,261          36,466         (26,412)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                             162,199      12,450,018         163,782       2,429,141          51,015         (32,808)
  Net assets at the beginning of
    year                                 1,817,772      29,721,267       1,681,817       4,493,457          49,816         337,190
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   1,979,971      42,171,285       1,845,599       6,922,598         100,831         304,382
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                          (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                     Years ended December 31, 2013 and 2012

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                      IVY VIP CORE       IVY VIP         IVY VIP      IVY VIP GLBL       IVY VIP         IVY VIP
                                         EQUITY       DIVIDEND OPP       ENERGY        NATURAL RES     GLOBAL BOND       GROWTH
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year ended December 31, 2012:
  Operations:
    Investment income (loss) - net   $       5,287           2,799             610           4,156             257           2,917
    Net realized gains (losses) on
      investments                           59,470           2,908           2,335          66,825              17          48,197
    Net change in unrealized
      appreciation or
      (depreciation)of investments          21,332          15,540            (700)        (47,028)             94          16,617
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease)
        in net assets resulting
        from operations                     86,089          21,247           2,245          23,953             368          67,731
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Policy transactions (notes 3 and
    6):
    Policy purchase payments               165,501          69,787          51,200         349,927           5,128         161,474
    Policy terminations, withdrawal
      payments and charges                 (45,526)         (9,546)         (5,947)        (44,568)           (593)        (41,461)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from policy
        transactions                       119,975          60,241          45,253         305,359           4,535         120,013
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
          assets                           206,064          81,488          47,498         329,312           4,903         187,744
  Net assets at the beginning of
    year                                   404,124         137,058         117,731         752,483           3,861         466,857
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $     610,188         218,546         165,229       1,081,795           8,764         654,601
                                     =============   =============   =============   =============   =============   =============
Year ended December 31, 2013:
  Operations:
    Investment income (loss) - net   $       7,976           5,771             946           5,781              67           7,183
    Net realized gains (losses) on
      investments                           85,033          15,593           6,921          17,721              11          73,135
    Net change in unrealized
      appreciation or
      (depreciation)of investments         150,099          52,886          42,031          79,592             364         188,906
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        net assets resulting from
        operations                         243,108          74,250          49,898         103,094             442         269,224
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Policy transactions (notes 3 and
    6):
    Policy purchase payments               303,683          71,640          46,121         372,304          16,312         197,156
    Policy terminations, withdrawal
      payments and charges                 (77,184)        (22,653)        (14,737)        (72,926)           (944)        (48,779)
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets from policy
        transactions                       226,499          48,987          31,384         299,378          15,368         148,377
                                     -------------   -------------   -------------   -------------   -------------   -------------
      Increase (decrease) in net
        assets                             469,607         123,237          81,282         402,472          15,810         417,601
  Net assets at the beginning of
    year                                   610,188         218,546         165,229       1,081,795           8,764         654,601
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $   1,079,795         341,783         246,511       1,484,267          24,574       1,072,202
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                          (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                     Years ended December 31, 2013 and 2012

                                                                        SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                                                        IVY VIP         IVY VIP
                                      IVY VIP HIGH    IVY VIP INTL    IVY VIP INTL    LIMITED-TERM      MICRO CAP      IVY VIP MID
                                         INCOME        CORE EQUITY       GROWTH           BOND           GROWTH        CAP GROWTH
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year ended December 31, 2012:
  Operations:
    Investment income (loss) - net   $      18,220          17,039           7,829             458             856             950
    Net realized gains (losses) on
      investments                            7,361          15,711          26,535             387          18,671          24,187
    Net change in unrealized
      appreciation or
      (depreciation) of investments         22,982          48,114          24,953            (504)            931             931
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                        48,563          80,864          59,317             341          20,458          26,068
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Policy transactions (notes 3
    and 6):
    Policy purchase payments               111,895         268,292          98,356          12,266          49,023          66,352
    Policy terminations, withdrawal
      payments and charges                 (28,350)        (37,765)        (16,868)         (1,962)        (12,554)         (8,349)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from policy
          transactions                      83,545         230,527          81,488          10,304          36,469          58,003
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                           132,108         311,391         140,805          10,645          56,927          84,071
  Net assets at the beginning of
    year                                   222,666         462,770         280,317           3,111         156,528         166,360
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $     354,774         774,161         421,122          13,756         213,455         250,431
                                     =============   =============   =============   =============   =============   =============
Year ended December 31, 2013:
  Operations:
    Investment income (loss) - net   $      21,564          19,916           6,445              97           1,268           1,461
    Net realized gains (losses) on
      investments                            6,929          12,464          15,307             (58)         29,504          27,806
    Net change in unrealized
      appreciation or
      (depreciation) of investments         16,096         199,282          69,766             (85)         97,970          56,730
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                        44,589         231,662          91,518             (46)        128,742          85,997
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Policy transactions (notes 3
    and 6):
    Policy purchase payments               172,577         331,918         113,066          15,349          46,932          93,761
    Policy terminations, withdrawal
      payments and charges                 (37,769)        (60,991)        (25,366)         (2,772)        (38,193)        (32,800)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from policy
          transactions                     134,808         270,927          87,700          12,577           8,739          60,961
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                           179,397         502,589         179,218          12,531         137,481         146,958
  Net assets at the beginning of
    year                                   354,774         774,161         421,122          13,756         213,455         250,431
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $     534,171       1,276,750         600,340          26,287         350,936         397,389
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                     Years ended December 31, 2013 and 2012

                                                                        SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                         IVY VIP         IVY VIP         IVY VIP         IVY VIP         IVY VIP         IVY VIP
                                          MONEY        PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER
                                         MARKET        AGGRESSIVE        CONSERV        MOD AGGR        MOD CONS        MODERATE
                                     -------------   -------------   -------------   -------------   -------------   -------------
Year ended December 31, 2012:
  Operations:
    Investment income (loss) - net   $          78          25,489             508          46,740           5,209          25,167
    Net realized gains (losses) on
      investments                               --         107,619           1,262         124,275          16,792          79,789
    Net change in unrealized
      appreciation or
      (depreciation) of investments             --          79,363             177         217,477           8,051          66,983
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                            78         212,471           1,947         388,492          30,052         171,939
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Policy transactions (notes 3
    and 6):
    Policy purchase payments                 5,966         354,372          18,871       1,197,395          88,981         568,127
    Policy terminations, withdrawal
      payments and charges                  (1,472)        (99,927)         (2,657)       (194,084)        (29,798)       (302,529)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from policy
          transactions                       4,494         254,445          16,214       1,003,311          59,183         265,598
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                             4,572         466,916          18,161       1,391,803          89,235         437,537
  Net assets at the beginning of
    year                                    13,931       1,596,180          21,556       3,045,146         312,500       1,587,740
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $      18,503       2,063,096          39,717       4,436,949         401,735       2,025,277
                                     =============   =============   =============   =============   =============   =============
Year ended December 31, 2013:
  Operations:
    Investment income (loss) - net   $          97         192,526           2,933         287,960          40,703         126,323
    Net realized gains (losses) on
      investments                               --          43,860             484          74,400          12,939          26,858
    Net change in unrealized
      appreciation or
      (depreciation) of investments             --         382,816           3,587         736,134          57,280         336,717
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting from
          operations                            97         619,202           7,004       1,098,494         110,922         489,898
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Policy transactions (notes 3
    and 6):
    Policy purchase payments                11,616         492,536          15,273         715,513         317,805         668,035
    Policy terminations, withdrawal
      payments and charges                 (10,452)       (139,246)         (7,839)       (434,444)        (50,205)       (152,754)
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets from policy
          transactions                       1,164         353,290           7,434         281,069         267,600         515,281
                                     -------------   -------------   -------------   -------------   -------------   -------------
        Increase (decrease) in net
          assets                             1,261         972,492          14,438       1,379,563         378,522       1,005,179
  Net assets at the beginning of
    year                                    18,503       2,063,096          39,717       4,436,949         401,735       2,025,277
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net assets at the end of year      $      19,764       3,035,588          54,155       5,816,512         780,257       3,030,456
                                     =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                     Years ended December 31, 2013 and 2012

                                                                     SEGREGATED SUB-ACCOUNTS
                                         ----------------------------------------------------------------------------------------
                                                           IVY VIP
                                          IVY VIP REAL    SCIENCE &    IVY VIP SMALL  IVY VIP SMALL                  JANUS ASPEN
                                           ESTATE SEC       TECH         CAP GROWTH     CAP VALUE    IVY VIP VALUE    JANUS IS
                                         -------------  -------------  -------------  -------------  -------------  -------------
Year ended December 31, 2012:
 Operations:
  Investment income (loss) - net         $       1,445          2,961            843          1,077          1,966          4,403
  Net realized gains (losses) on
   investments                                   3,309         72,196          5,879         10,532         13,865         27,969
  Net change in unrealized appreciation
   or (depreciation)of investments              15,604         80,480           (102)         7,675          5,015         70,533
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations           20,358        155,637          6,620         19,284         20,846        102,905
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Policy transactions (notes 3 and 6):
  Policy purchase payments                      24,364        264,867         80,171         58,960         45,153        133,154
  Policy terminations, withdrawal
   payments and charges                         (6,908)       (80,860)        (6,124)        (7,425)       (14,554)       (42,428)
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net
     assets from policy transactions            17,456        184,007         74,047         51,535         30,599         90,726
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net assets           37,814        339,644         80,667         70,819         51,445        193,631
 Net assets at the beginning of year           105,496        506,750        141,384         80,690         94,438        526,883
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Net assets at the end of year           $     143,310        846,394        222,051        151,509        145,883        720,514
                                         =============  =============  =============  =============  =============  =============
Year ended December 31, 2013:
 Operations:
  Investment income (loss) - net         $       2,432          5,491          1,365          2,673          2,370          7,879
  Net realized gains (losses) on
   investments                                   6,795        130,750          8,628         20,968         13,129         39,403
  Net change in unrealized appreciation
   or (depreciation)of investments              (7,205)       421,383        100,019         35,088         42,180        188,832
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations            2,022        557,624        110,012         58,729         57,679        236,114
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Policy transactions (notes 3 and 6):
  Policy purchase payments                      27,002        496,250         68,368         54,455         46,371        191,800
  Policy terminations, withdrawal
   payments and charges                        (12,599)      (175,085)       (23,175)       (21,897)       (18,284)       (95,252)
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net
     assets from policy transactions            14,403        321,165         45,193         32,558         28,087         96,548
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net assets           16,425        878,789        155,205         91,287         85,766        332,662
  Net assets at the beginning of year          143,310        846,394        222,051        151,509        145,883        720,514
                                         -------------  -------------  -------------  -------------  -------------  -------------
  Net assets at the end of year          $    159,735      1,725,183        377,256        242,796        231,649      1,053,176
                                         =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                     Years ended December 31, 2013 and 2012

                                                                     SEGREGATED SUB-ACCOUNTS
                                         ----------------------------------------------------------------------------------------
                                                                                           SFT           SFT
                                                         MORGSTANLEY        SFT          ADVANTUS      ADVANTUS          SFT
                                          JANUS ASPEN     UIF EMG MK     ADVANTUS     INDEX 400 MC     INDEX 500    ADVANTUS INTL
                                          OVERSEAS IS      EQ CL 2       BOND CL 1        CL 1            CL 1        BOND CL 1
                                         -------------  -------------  -------------  -------------  -------------  -------------
Year ended December 31, 2012:
 Operations:
  Investment income (loss) - net         $       9,623          1,955            259            176            630             --
  Net realized gains (losses) on
   investments                                 162,758         10,822          5,391         10,725         11,599          6,802
  Net change in unrealized appreciation
   or (depreciation)of investments             (22,528)        91,028         32,373         41,597         69,131         69,489
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations          149,853        103,805         38,023         52,498         81,360         76,291
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Policy transactions (notes 3 and 6):
  Policy purchase payments                     520,693        274,832        171,719        171,110        313,133        158,992
  Policy terminations, withdrawal
   payments and charges                       (129,869)       (35,448)       (24,186)       (34,539)       (47,668)       (23,915)
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net
     assets from policy transactions           390,824        239,384        147,533        136,571        265,465        135,077
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net assets          540,677        343,189        185,556        189,069        346,825        211,368
 Net assets at the beginning of year           855,387        412,691        421,404        248,559        420,719        394,770
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Net assets at the end of year           $   1,396,064        755,880        606,960        437,628        767,544        606,138
                                         =============  =============  =============  =============  =============  =============
Year ended December 31, 2013:
 Operations:
  Investment income (loss) - net         $      51,977         12,213            341            281          1,045             --
  Net realized gains (losses) on
   investments                                 (31,922)        17,380         24,336         36,717         48,601         24,993
  Net change in unrealized appreciation
   or (depreciation)of investments             203,281        (29,936)       (26,616)       120,666        241,241        (21,898)
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations          223,336           (343)        (1,939)       157,664        290,887          3,095
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Policy transactions (notes 3 and 6):
  Policy purchase payments                     445,532        326,662        295,409        229,476        571,128        243,340
  Policy terminations, withdrawal
   payments and charges                       (219,031)       (90,680)      (111,126)       (93,784)      (138,555)       (96,664)
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net
     assets from policy transactions           226,501        235,982        184,283        135,692        432,573        146,676
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net assets          449,837        235,639        182,344        293,356        723,460        149,771
  Net assets at the beginning of year        1,396,064        755,880        606,960        437,628        767,544        606,138
                                         -------------  -------------  -------------  -------------  -------------  -------------
  Net assets at the end of year          $   1,845,901        991,519        789,304        730,984      1,491,004        755,909
                                         =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                     Years ended December 31, 2013 and 2012

                                                                     SEGREGATED SUB-ACCOUNTS
                                         ----------------------------------------------------------------------------------------
                                              SFT            SFT                       VANGUARD VI    VANGUARD VI
                                           ADVANTUS     ADVANTUS REAL   VANGUARD VI      CAPITAL      DIVERSIFIED    VANGUARD VI
                                         MORTGAGE CL 1    ESTATE CL 1     BALANCED        GROWTH         VALUE      EQUITY INCOME
                                         -------------  -------------  -------------  -------------  -------------  -------------
Year ended December 31, 2012:
 Operations:
  Investment income (loss) - net         $          98            612         13,415          5,064          7,302         17,759
  Net realized gains (losses) on
   investments                                   8,161         26,941         16,095         20,456         16,144         25,171
  Net change in unrealized appreciation
   or (depreciation)of investments              (1,056)        67,961         30,761         53,460         25,985         53,998
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations            7,203         95,514         60,271         78,980         49,431         96,928
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Policy transactions (notes 3 and 6):
  Policy purchase payments                      58,155        208,256        185,710        213,267         97,272        309,004
  Policy terminations, withdrawal
   payments and charges                        (57,682)       (44,137)       (79,954)       (43,386)       (46,399)       (76,339)
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net
     assets from policy transactions               473        164,119        105,756        169,881         50,873        232,665
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net assets            7,676        259,633        166,027        248,861        100,304        329,593
 Net assets at the beginning of year           196,315        457,859        424,647        435,837        272,862        625,612
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Net assets at the end of year           $     203,991        717,492        590,674        684,698        373,166        955,205
                                         =============  =============  =============  =============  =============  =============
Year ended December 31, 2013:
 Operations:
  Investment income (loss) - net         $          91            840         16,254         10,510          9,764         28,453
  Net realized gains (losses) on
   investments                                   9,648         46,123         43,700         48,326          9,769         27,090
  Net change in unrealized appreciation
   or (depreciation)of investments             (12,568)       (41,111)        73,898        276,200        101,538        280,616
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations           (2,829)         5,852        133,852        335,036        121,071        336,159
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Policy transactions (notes 3 and 6):
  Policy purchase payments                      60,222        286,120        299,184        533,603        117,061        499,179
  Policy terminations, withdrawal
   payments and charges                        (93,126)       (90,380)      (128,350)       (72,218)       (32,477)       (80,612)
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net
     assets from policy transactions           (32,904)       195,740        170,834        461,385         84,584        418,567
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net assets          (35,733)       201,592        304,686        796,421        205,655        754,726
  Net assets at the beginning of year          203,991        717,492        590,674        684,698        373,166        955,205
                                         -------------  -------------  -------------  -------------  -------------  -------------
  Net assets at the end of year          $     168,258        919,084        895,360      1,481,119        578,821      1,709,931
                                         =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                     Years ended December 31, 2013 and 2012

                                                                     SEGREGATED SUB-ACCOUNTS
                                         ----------------------------------------------------------------------------------------
                                          VANGUARD VI                                  VANGUARD VI    VANGUARD VI    VANGUARD VI
                                           HIGH YIELD    VANGUARD VI    VANGUARD VI    SHT-TRM INV-     SMALL CO     TOTAL BOND
                                             BOND       INTERNATIONAL  MONEY MARKET        GR           GROWTH         MARKET
                                         -------------  -------------  -------------  -------------  -------------  -------------
Year ended December 31, 2012:
 Operations:
  Investment income (loss) - net         $      19,591          8,410            997          6,422          1,768         16,745
  Net realized gains (losses) on
   investments                                   6,877          9,698           --              321         51,957          7,388
  Net change in unrealized appreciation
   or (depreciation)of investments              25,469         68,860           --            4,601         53,428          2,174
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations           51,937         86,968            997         11,344        107,153         26,307
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Policy transactions (notes 3 and 6):
  Policy purchase payments                     132,532        215,778        283,264         71,182        377,341        275,283
  Policy terminations, withdrawal
   payments and charges                        (25,966)       (28,398)      (274,429)       (15,290)       (71,039)       (32,234)
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net
     assets from policy transactions           106,566        187,380          8,835         55,892        306,302        243,049
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net assets          158,503        274,348          9,832         67,236        413,455        269,356
 Net assets at the beginning of year           319,768        338,430        666,599        232,548        620,127        551,033
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Net assets at the end of year           $     478,271        612,778        676,431        299,784      1,033,582        820,389
                                         =============  =============  =============  =============  =============  =============
Year ended December 31, 2013:
 Operations:
  Investment income (loss) - net         $      26,135         10,516            636          6,665          8,837         22,068
  Net realized gains (losses) on
   investments                                  10,443         13,946           --            2,762        160,682         11,386
  Net change in unrealized appreciation
   or (depreciation)of investments             (10,568)       176,776           --           (5,651)       385,605        (52,770)
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations           26,010        201,238            636          3,776        555,124        (19,316)
                                         -------------  -------------  -------------  -------------  -------------  -------------
 Policy transactions (notes 3 and 6):
  Policy purchase payments                     250,912        460,755         57,815         90,922        511,440        248,511
  Policy terminations, withdrawal
   payments and charges                        (86,585)       (64,767)      (199,666)       (12,779)      (151,731)      (122,090)
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net
     assets from policy transactions           164,327        395,988       (141,851)        78,143        359,709        126,421
                                         -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease) in net assets          190,337        597,226       (141,215)        81,919        914,833        107,105
  Net assets at the beginning of year          478,271        612,778        676,431        299,784      1,033,582        820,389
                                         -------------  -------------  -------------  -------------  -------------  -------------
  Net assets at the end of year          $     668,608      1,210,004        535,216        381,703      1,948,415        927,494
                                         =============  =============  =============  =============  =============  =============

See accompanying notes to financial statements.

                                                                     (continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                       Statements of Changes in Net Assets
                     Years ended December 31, 2013 and 2012

                                             SEGREGATED SUB-ACCOUNTS
                                         ----------------------------
                                          VANGUARD VI
                                          TOTAL STOCK
                                            MARKET          TOTAL
                                         -------------  -------------
Year ended December 31, 2012:
 Operations:
  Investment income (loss) - net         $       4,751      1,137,104
  Net realized gains (losses) on
   investments                                  22,103      4,096,228
  Net change in unrealized appreciation
   or (depreciation)of investments              17,910      3,465,089
                                         -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations           44,764      8,698,421
                                         -------------  -------------
 Policy transactions (notes 3 and 6):
  Policy purchase payments                     133,971     21,699,992
  Policy terminations, withdrawal
   payments and charges                        (33,695)    (4,530,887)
                                         -------------  -------------
    Increase (decrease) in net
     assets from policy transactions           100,276     17,169,105
                                         -------------  -------------
    Increase (decrease) in net assets          145,040     25,867,526
 Net assets at the beginning of year           245,164     58,412,237
                                         -------------  -------------
 Net assets at the end of year           $     390,204     84,279,763
                                         =============  =============
Year ended December 31, 2013:
 Operations:
  Investment income (loss) - net         $       8,524      2,113,551
  Net realized gains (losses) on
   investments                                  41,084      2,861,229
  Net change in unrealized appreciation
   or (depreciation)of investments             128,676     13,236,558
                                         -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations          178,284     18,211,338
                                         -------------  -------------
 Policy transactions (notes 3 and 6):
  Policy purchase payments                     364,256     28,998,662
  Policy terminations, withdrawal
   payments and charges                        (97,821)    (8,052,122)
                                         -------------  -------------
    Increase (decrease) in net
     assets from policy transactions           266,435     20,946,540
                                         -------------  -------------
    Increase (decrease) in net assets          444,719     39,157,878
  Net assets at the beginning of year          390,204     84,279,763
                                         -------------  -------------
  Net assets at the end of year          $     834,923    123,437,641
                                         =============  =============

See accompanying notes to financial statements.

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

(1)  ORGANIZATION AND BASIS OF PRESENTATION

     The Individual Variable Universal Life Account (the Account), was established on June 12, 2007 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on February 11, 2008. The Account currently offers policies consisting of fifty-five segregated sub-accounts to which policy owners may allocate their purchase. The Account charges a mortality and expense risk charge. The financial statements presented herein include two types of individual variable universal life policies, Accumulator Variable Universal Life (2008 inception) and ML Premier Variable Universal Life (2013 inception), offered by the Account.

     The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life.

     Variable universal life policy owners allocate their purchase payments to one or more of the fifty-five segregated sub-accounts. Such payments are then invested in shares of the following portfolios available under the policy (collectively, the Underlying Funds):

     - AllianceBernstein VPS International Value Portfolio - Class A Shares (AllianBern VPS Intl Val Cl A)

     - Fidelity(R) VIP Fund - Equity-Income Portfolio - Initial Class (Fidelity VIP Equity-Income IC)

     - Fidelity(R) VIP Fund - Mid Cap Portfolio - Initial Class (Fidelity VIP Mid Cap IC)

     -    Franklin Templeton VIP Trust Franklin Small Cap Value Securities Fund
          - Class 1 (Franklin VIP Sm Cap Val Cl 1)

     - ALPS VIT Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class 1 (Ibbotson Aggressive Grwth ETF1)

     - ALPS VIT Ibbotson Balanced ETF Asset Allocation Portfolio - Class 1 (Ibbotson Balanced ETF1)

     - ALPS VIT Ibbotson Conservative ETF Asset Allocation Portfolio - Class 1 (Ibbotson Conservative ETF1)

     - ALPS VIT Ibbotson Growth ETF Asset Allocation Portfolio - Class 1 (Ibbotson Growth ETF1)

     - ALPS VIT Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class 1 (Ibbotson Income & Growth ETF1)

     -    Ivy Funds VIP - Asset Strategy (Ivy VIP Asset Strategy)

     -    Ivy Funds VIP - Balanced (Ivy VIP Balanced)

     -    Ivy Funds VIP - Bond (Ivy VIP Bond)

     -    Ivy Funds VIP - Core Equity (Ivy VIP Core Equity)

     -    Ivy Funds VIP - Dividend Opportunities (Ivy VIP Dividend Opp)

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

     -    Ivy Funds VIP - Energy (Ivy VIP Energy)

     -    Ivy Funds VIP - Global Natural Resources (Ivy VIP Glbl Natural Res)

     -    Ivy Funds VIP - Global Bond (Ivy VIP Global Bond)

     -    Ivy Funds VIP - Growth (Ivy VIP Growth)

     -    Ivy Funds VIP - High Income (Ivy VIP High Income)

     -    Ivy Funds VIP - International Core Equity (Ivy VIP Intl Core Equity)

     -    Ivy Funds VIP - International Growth (Ivy VIP Intl Growth)

     -    Ivy Funds VIP - Limited-Term Bond (Ivy VIP Limited-Term Bond)

     -    Ivy Funds VIP - Micro Cap Growth (Ivy VIP Micro Cap Growth)

     -    Ivy Funds VIP - Mid Cap Growth (Ivy VIP Mid Cap Growth)

     -    Ivy Funds VIP - Money Market (Ivy VIP Money Market)

     -    Ivy Funds VIP - Pathfinder Aggressive (Ivy VIP Pathfinder Aggressive)

     -    Ivy Funds VIP - Pathfinder Conservative (Ivy VIP Pathfinder Conserv)

     - Ivy Funds VIP - Pathfinder Moderately Aggressive (Ivy VIP Pathfinder Mod Aggr)

     - Ivy Funds VIP - Pathfinder Moderately Conservative (Ivy VIP Pathfinder Mod Cons)

     -    Ivy Funds VIP - Pathfinder Moderate (Ivy VIP Pathfinder Moderate)

     -    Ivy Funds VIP - Real Estate Securities (Ivy VIP Real Estate Sec)

     -    Ivy Funds VIP - Science and Technology (Ivy VIP Science & Tech)

     -    Ivy Funds VIP - Small Cap Growth (Ivy VIP Small Cap Growth)

     -    Ivy Funds VIP - Small Cap Value (Ivy VIP Small Cap Value)

     -    Ivy Funds VIP - Value (Ivy VIP Value)

     - Janus Aspen Series - Janus Portfolio - Institutional Shares (Janus Aspen Janus IS)

     - Janus Aspen Series - Overseas Portfolio - Institutional Shares (Janus Aspen Overseas IS)

     - The Universal Institutional Funds, Inc. Morgan Stanley UIF Emerging Markets Equity Portfolio - Class II Shares (MorgStanley UIF Emg Mk Eq Cl 2)

     - Securian Funds Trust - Advantus Bond Fund - Class 1 Shares (SFT Advantus Bond Cl 1)

     - Securian Funds Trust - Advantus Index 400 Mid-Cap Fund - Class 1 Shares (SFT Advantus Index 400 MC Cl 1)

     - Securian Funds Trust - Advantus Index 500 Fund - Class 1 Shares (SFT Advantus Index 500 Cl 1)

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

     - Securian Funds Trust - Advantus International Bond Fund - Class 1 Shares (SFT Advantus Intl Bond Cl 1)

     - Securian Funds Trust - Advantus Mortgage Securities Fund - Class 1 Shares (SFT Advantus Mortgage Cl 1)

     - Securian Funds Trust - Advantus Real Estate Securities Fund - Class 1 Shares (SFT Advantus Real Estate Cl 1)

     - Vanguard(R) Variable Insurance Fund Balanced Portfolio (Vanguard VI Balanced)

     - Vanguard(R) Variable Insurance Fund Capital Growth Portfolio (Vanguard VI Capital Growth)

     - Vanguard(R) Variable Insurance Fund Diversified Value Portfolio (Vanguard VI Diversified Value)

     - Vanguard(R) Variable Insurance Fund Equity Income Portfolio (Vanguard VI Equity Income)

     - Vanguard(R) Variable Insurance Fund High Yield Bond Portfolio (Vanguard VI High Yield Bond)

     - Vanguard(R) Variable Insurance Fund International Portfolio (Vanguard VI International)

     - Vanguard(R) Variable Insurance Fund Money Market Portfolio (Vanguard VI Money Market)

     - Vanguard(R) Variable Insurance Fund Short-Term Investment-Grade Portfolio (Vanguard VI Sht-Trm Inv-Gr)

     - Vanguard(R) Variable Insurance Fund Small Company Growth Portfolio (Vanguard VI Small Co Growth)

     - Vanguard(R) Variable Insurance Fund Total Bond Market Portfolio (Vanguard VI Total Bond Market)

     - Vanguard(R) Variable Insurance Fund Total Stock Market Portfolio (Vanguard VI Total Stock Market)

     The Securian Funds Trust was organized by Minnesota Life as the investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Fund, which is nondiversified), open-end management investment company.

     Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Securian Funds Trust. Both Securian and Advantus are affiliate companies of Minnesota Life.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

The following sub-accounts had name changes during 2013 and 2012:

              FORMER NAME                            CURRENT NAME                  EFFECTIVE DATE
---------------------------------------   --------------------------------------   ---------------
Ibbotson Aggressive Growth ETF, Class 1   ALPS VIT Ibbotson Aggressive               20-May-2013
                                           Growth ETF Asset Allocation
                                           Portfolio - Class 1
Ibbotson Balanced ETF, Class 1            ALPS VIT Ibbotson Balanced ETF             20-May-2013
                                           Asset Allocation Portfolio - Class 1
Ibbotson Conservative ETF, Class 1        ALPS VIT Ibbotson Conservative             20-May-2013
                                           ETF Asset Allocation Portfolio -
                                           Class 1
Ibbotson Growth ETF, Class 1              ALPS VIT Ibbotson Growth ETF               20-May-2013
                                           Asset Allocation Portfolio - Class 1
Ibbotson Income & Growth ETF, Class 1     ALPS VIT Ibbotson Income and               20-May-2013
                                           Growth ETF Asset Allocation
                                           Portfolio - Class 1

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Underlying Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, FINANCIAL SERVICES - INVESTMENT COMPANIES. The significant accounting policies followed consistently by the Underlying Funds are as follows:

     (A)  USE OF ESTIMATES

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

     (B)  INVESTMENTS IN UNDERLYING FUNDS

          Investments in shares of the Underlying Funds are stated at fair value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in first out (FIFO) basis.

          Realized gains (losses) on investments include realized gain (loss) distributions received from the respective funds and gains (losses) on the sale of fund shares as determined by the average cost method. Realized gain (loss) distributions are reinvested in the respective funds.

          All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The nonaffiliated funds may utilize consent dividends to effectively distribute income for income tax

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

          purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

     (C)  FEDERAL INCOME TAXES

          The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The ML Premier Variable Universal Life product was introduced in May 2013. The expense structure is the same for both the Accumulator Variable Universal Life product and the ML Premier Universal Life product as described below:

     There are no mortality and expense charges deducted through the daily unit value calculation. Mortality and expense charges are deducted from policy holders' accounts at each month-end as an account level charge. These charges are included in the cash value charges table as discussed below. The only income/expense item charged/credited through the daily unit value calculation is the unit value credit. The unit value credit is available to policy holders at the discretion of Minnesota Life. The unit value credit is a pass through of revenue Minnesota Life receives from the advisors to the underlying funds and is intended to reduce expenses otherwise charged to the policies by Minnesota Life. This credit is expressed as a percentage of average annual portfolio assets held by the sub-account and ranges from 0.00% to 0.45%. The unit value credits assessed for the year ended December 31, 2013 is reported as a unit value credit on the statements of operations.

     Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A premium charge of up to 7.00% is deducted from each premium payment. This charge is intended to cover the costs of issuing the policy and includes the premium taxes that are sent to the state in which the policy is issued. Total premium charges for the year ended December 31, 2013 and 2012 amounted to $1,529,172 and $1,916,820, respectively.

     In addition to deductions from premium payments, accumulation value charges, if any, are assessed from the actual accumulation value of each policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The following charges may be included in the accumulation value charges:

          A policy issue charge is assessed monthly for the first ten years following issuance of the policy and for the first ten years following any increase in the face amount. The minimum guaranteed charge is $0.04 per $1,000 of initial face amount or face amount increase and the maximum guaranteed charge is $0.53 per $1,000 of initial face amount or face amount increase. The monthly policy charge covers certain administrative charges and is $8 per month and is guaranteed not to exceed $12 per month, plus $0.0125 per $1,000 of face amount.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

          The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 to $100 is assessed for each policy adjustment. A charge not to exceed $25 may be assessed for each transfer of actual cash value among the segregated sub-accounts.

          The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy.

          The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.03% of the accumulation value less policy loans for years one through ten of the policy. The charge may be raised to 0.075% of the accumulation value.

          The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard.

          The surrender charge is equal to 1.40 times the lesser of: (a) 60 times the policy issue charge for the initial face amount or the face amount increase as applicable, or (b) the sum of any remaining policy issue charges for the initial face amount or the face amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period.

          See the table below for these charges paid to Minnesota Life during the years ended December 31, 2013 and 2012.

     Minnesota Life also assesses charges for the agreements purchased with the policy. The following eleven Agreements are available to provide supplemental insurance benefits under the policy: Death Benefit Guarantee, Family Term - Children, Interest Accumulation Agreement, Overloan Protection, Term Insurance, Waiver of Charges, Early Values Agreement, Waiver of Premium Agreement, Guaranteed Insurability Option, Long Term Care Agreement, and Inflation Agreement. The charges for these agreements are set forth in the prospectus.

     To the extent the Account invests in the Securian Funds Trust, the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Securian Funds Trust has adopted a Rule 12b-1 distribution plan covering all of the funds. Under the plan, the Securian Funds Trust pays distribution fees equal to 0.25% of average daily net assets to Securian. Each fund pays an annual fee ranging from 0.02% to 0.10% of net assets to State Street, Inc. for daily fund accounting services. Securian Funds Trust also pays an administrative services fee to Minnesota Life.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

The total of accumulation value charges (which may include a policy issue charge, a monthly policy charge, certain transaction charges, a cost of insurance charge, mortality and expense risk charges, charges for sub-standard risks and surrender charges) for the years ended December 31, 2013 and 2012 for each segregated sub-account is as follows:

                                            2013              2014
                                      ---------------   ---------------
AllianBern VPS Intl Val Cl A          $        10,060             8,880
Fidelity VIP Equity-Income IC                  34,760            28,172
Fidelity VIP Mid Cap IC                        32,582            27,107
Franklin VIP Sm Cap Val Cl 1                   47,114            39,338
Ibbotson Aggressive Grwth ETF1                356,785           282,858
Ibbotson Balanced ETF1                        256,410           222,138
Ibbotson Conservative ETF1                    160,972           148,412
Ibbotson Growth ETF1                        1,188,776         1,031,471
Ibbotson Income & Growth ETF1                  80,257            73,422
Ivy VIP Asset Strategy                        193,654           162,415
Ivy VIP Balanced                                3,937             2,278
Ivy VIP Bond                                   10,858            10,669
Ivy VIP Core Equity                            27,607            19,705
Ivy VIP Dividend Opp                            7,499             6,398
Ivy VIP Energy                                  6,598             5,540
Ivy VIP Glbl Natural Res                       43,478            40,303
Ivy VIP Global Bond                               739               299
Ivy VIP Growth                                 23,536            20,125
Ivy VIP High Income                            12,557            10,420
Ivy VIP Intl Core Equity                       30,261            24,318
Ivy VIP Intl Growth                            12,135            10,983
Ivy VIP Limited-Term Bond                         733               455
Ivy VIP Micro Cap Growth                        5,569             4,638
Ivy VIP Mid Cap Growth                          8,856             7,077
Ivy VIP Money Market                              852               851
Ivy VIP Pathfinder Aggressive                  90,617            82,569
Ivy VIP Pathfinder Conserv                      2,046             1,993
Ivy VIP Pathfinder Mod Aggr                   201,364           189,551
Ivy VIP Pathfinder Mod Cons                    26,841            22,648
Ivy VIP Pathfinder Moderate                    95,435            79,488
Ivy VIP Real Estate Sec                         4,342             3,859
Ivy VIP Science & Tech                         40,817            27,543
Ivy VIP Small Cap Growth                        7,407             5,974
Ivy VIP Small Cap Value                         5,956             4,694
Ivy VIP Value                                   4,988             3,446
Janus Aspen Janus IS                           31,819            28,104
Janus Aspen Overseas IS                        54,569            49,494
MorgStanley UIF Emg Mk Eq Cl 2                 28,059            23,338
SFT Advantus Bond Cl 1                         24,079            21,473

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                            2013              2014
                                      ---------------   ---------------
SFT Advantus Index 400 MC Cl 1        $        23,076            16,020
SFT Advantus Index 500 Cl 1                    42,539            25,004
SFT Advantus Intl Bond Cl 1                    23,796            20,726
SFT Advantus Mortgage Cl 1                      6,043             6,885
SFT Advantus Real Estate Cl 1                  27,378            22,848
Vanguard VI Balanced                           32,690            23,853
Vanguard VI Capital Growth                     33,997            23,362
Vanguard VI Diversified Value                  15,885            14,062
Vanguard VI Equity Income                      47,508            34,897
Vanguard VI High Yield Bond                    18,690            13,800
Vanguard VI International                      29,807            17,466
Vanguard VI Money Market                       24,923            29,217
Vanguard VI Sht-Trm Inv-Gr                     12,373            10,732
Vanguard VI Small Co Growth                    47,822            33,426
Vanguard VI Total Bond Market                  32,905            29,870
Vanguard VI Total Stock Market                 25,229            12,984

(4)  FAIR VALUE MEASUREMENTS

     In accordance with FASB ASC Topic 820, FAIR VALUE MEASUREMENT (FASB ASC
     820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

     The fair value of the Account's financial assets and financial liabilities has been determined using available market information as of December 31, 2013 and 2012. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

     The Account is required to categorize its financial assets and financial liabilities recorded on the balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

          Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

          Level 2 - Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

          Level 3 - Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

     The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

     As of December 31, 2013, all of the Account's investments are in mutual funds and are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by the fund managers with little readily determinable public pricing information. It has been determined that no transfers between levels occurred during the year. The characterization of the underlying securities held by the funds in accordance with the fair value measurement and disclosures topic of the FASB ASC 820 differs from the characterization of an investment in the fund.

(5)  INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments during the year ended December 31, 2013 were as follows:

                                         PURCHASES            SALES
                                      ---------------   ---------------
AllianBern VPS Intl Val Cl A          $        87,359            36,938
Fidelity VIP Equity-Income IC                 474,865           199,665
Fidelity VIP Mid Cap IC                       503,674           148,814
Franklin VIP Sm Cap Val Cl 1                  416,114           165,653
Ibbotson Aggressive Grwth ETF1              4,424,417           505,835
Ibbotson Balanced ETF1                      1,781,185           287,316
Ibbotson Conservative ETF1                    597,830           435,156
Ibbotson Growth ETF1                        9,062,181         1,523,311
Ibbotson Income & Growth ETF1                 895,292           802,589
Ivy VIP Asset Strategy                      1,462,355           247,480
Ivy VIP Balanced                               50,802             7,827

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                         PURCHASES            SALES
                                      ---------------   ---------------
Ivy VIP Bond                          $       102,045           108,256
Ivy VIP Core Equity                           373,590            76,281
Ivy VIP Dividend Opp                           82,926            22,066
Ivy VIP Energy                                 47,389            14,343
Ivy VIP Glbl Natural Res                      376,754            71,595
Ivy VIP Global Bond                            16,356               921
Ivy VIP Growth                                264,707            47,522
Ivy VIP High Income                           193,510            37,137
Ivy VIP Intl Core Equity                      350,865            60,022
Ivy VIP Intl Growth                           127,835            24,597
Ivy VIP Limited-Term Bond                      15,428             2,730
Ivy VIP Micro Cap Growth                       59,152            37,578
Ivy VIP Mid Cap Growth                        105,156            32,293
Ivy VIP Money Market                           11,680            10,418
Ivy VIP Pathfinder Aggressive                 680,529           134,713
Ivy VIP Pathfinder Conserv                     18,151             7,784
Ivy VIP Pathfinder Mod Aggr                   994,311           425,282
Ivy VIP Pathfinder Mod Cons                   356,719            48,416
Ivy VIP Pathfinder Moderate                   788,664           147,060
Ivy VIP Real Estate Sec                        29,170            12,334
Ivy VIP Science & Tech                        566,881           173,247
Ivy VIP Small Cap Growth                       69,201            22,644
Ivy VIP Small Cap Value                        69,569            21,456
Ivy VIP Value                                  53,131            17,846
Janus Aspen Janus IS                          199,387            94,960
Janus Aspen Overseas IS                       497,109           218,631
MorgStanley UIF Emg Mk Eq Cl 2                338,412            90,218
SFT Advantus Bond Cl 1                        295,688           111,063
SFT Advantus Index 400 MC Cl 1                229,676            93,703
SFT Advantus Index 500 Cl 1                   571,818           138,199
SFT Advantus Intl Bond Cl 1                   243,339            96,664
SFT Advantus Mortgage Cl 1                     60,275            93,088
SFT Advantus Real Estate Cl 1                 286,808            90,229
Vanguard VI Balanced                          329,623           128,350
Vanguard VI Capital Growth                    563,872            72,218
Vanguard VI Diversified Value                 126,826            32,477
Vanguard VI Equity Income                     527,631            80,612
Vanguard VI High Yield Bond                   277,047            86,585
Vanguard VI International                     471,272            64,767
Vanguard VI Money Market                       58,452           199,666
Vanguard VI Sht-Trm Inv-Gr                    100,140            12,779
Vanguard VI Small Co Growth                   617,872           151,731
Vanguard VI Total Bond Market                 280,387           122,090
Vanguard VI Total Stock Market                392,474            97,821

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

     Transactions in units for each segregated sub-account for the years ended December 31, 2013 and 2012 were as follows:

                                                                        SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                       ALLIANBERN     FIDELITY VIP                    FRANKLIN VIP      IBBOTSON        IBBOTSON
                                      VPS INTL VAL   EQUITY-INCOME   FIDELITY VIP     SM CAP VAL       AGGRESSIVE       BALANCED
                                          CL A             IC          MID CAP IC        CL 1          GRWTH ETF1         ETF1
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2011              $     337,774         574,235         582,750         686,800       6,468,055       3,159,895
     Contract purchase payments             95,504         239,344         233,966         248,293       2,529,374         949,594
     Contract terminations,
      withdrawal payments and
      charges                              (32,160)        (53,947)        (50,708)        (48,764)       (178,077)       (236,378)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2012                    401,118         759,632         766,008         886,329       8,819,352       3,873,111
     Contract purchase payments             83,732         285,180         224,685         241,981       3,403,298       1,305,045
     Contract terminations,
      withdrawal payments and
      charges                              (48,663)       (158,072)       (103,993)       (109,690)       (412,866)       (231,777)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2013              $     436,187         886,740         886,700       1,018,620      11,809,784       4,946,379
                                     =============   =============   =============   =============   =============   =============

                                                                  SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                        IBBOTSON                       IBBOTSON
                                      CONSERVATIVE      IBBOTSON        INCOME &     IVY VIP ASSET     IVY VIP           IVY
                                         ITF1          GROWTH ETF1    GROWTH ETF1      STRATEGY        BALANCED        VIP BOND
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
       December 31, 2011             $   1,257,943      21,079,197       1,119,888       2,843,335          23,951         190,495
     Contract purchase payments            564,517       5,592,422         397,005       1,103,175          18,284         114,669
     Contract terminations,
      withdrawal payments and
      charges                             (306,034)       (963,303)       (104,835)        (88,156)         (2,451)        (50,922)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2012                  1,516,426      25,708,316       1,412,058       3,858,354          39,784         254,242
     Contract purchase payments            450,295       6,974,017         688,749       1,108,460          30,441          62,664
     Contract terminations,
      withdrawal payments and
      charges                             (358,694)     (1,181,542)       (661,448)       (198,982)         (5,420)        (83,556)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
       December 31, 2013             $   1,608,027      31,500,791       1,439,359       4,767,832          64,805         233,350
                                     =============   =============   =============   =============   =============   =============

                                                                             SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                      IVY VIP CORE     IVY VIP          IVY VIP       IVY VIP GLBL      IVY VIP         IVY VIP
                                         EQUITY      DIVIDEND OPP        ENERGY       NATURAL RES      GLOBAL BOND      GROWTH
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2011              $     356,611         156,498         149,320       1,089,585           3,870         440,220
     Contract purchase payments            130,386          72,944          63,940         505,793           4,911         139,934
     Contract terminations,
      withdrawal payments and
      charges                              (35,042)         (9,944)         (7,469)        (64,869)           (567)        (35,138)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2012                    451,955         219,498         205,791       1,530,509           8,214         545,016
     Contract purchase payments            191,011          63,458          48,511         509,629          15,193         140,084
     Contract terminations,
      withdrawal payments and
      charges                              (46,607)        (19,300)        (15,057)       (100,960)           (878)        (33,838)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2013              $     596,359         263,656         239,245       1,939,178          22,529         651,262
                                     =============   =============   =============   =============   =============   =============

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                                        SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                                                        IVY VIP         IVY VIP
                                      IVY VIP HIGH    IVY VIP INTL    IVY VIP INTL    LIMITED-TERM     MICRO CAP      IVY VIP MID
                                        INCOME        CORE EQUITY        GROWTH           BOND          GROWTH        CAP GROWTH
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2011              $     158,871         504,603         336,528           3,036         136,638         127,490
     Contract purchase payments             71,885         274,850         107,941          11,753          38,928          46,636
     Contract terminations,
      withdrawal payments and
      charges                              (18,358)        (37,930)        (18,136)         (1,866)         (9,713)         (5,884)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2012                    212,398         741,523         426,333          12,923         165,853         168,242
     Contract purchase payments             96,851         286,584         104,676          14,399          28,248          54,777
     Contract terminations,
      withdrawal payments and
      charges                              (21,134)        (53,467)        (23,536)         (2,604)        (21,510)        (18,480)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2013              $     288,115         974,640         507,473          24,718         172,591         204,539
                                     =============   =============   =============   =============   =============   =============

                                                                      SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                         IVY VIP        IVY VIP         IVY VIP         IVY VIP         IVY VIP
                                        IVY VIP        PATHFINDER     PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER
                                      MONEY MARKET     AGGRESSIVE       CONSERV        MOD AGGR        MOD CONS        MODERATE
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2011              $      13,219       1,576,863          19,737       2,931,098         289,632       1,498,878
     Contract purchase payments              5,731         324,340          16,439       1,078,988          78,435         507,727
     Contract terminations,
      withdrawal payments and
      charges                               (1,414)        (92,584)         (2,327)       (173,419)        (26,155)       (268,874)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2012                     17,536       1,808,619          33,849       3,836,667         341,912       1,737,731
     Contract purchase payments             11,104         382,849          12,198         557,583         258,309         520,578
     Contract terminations,
      withdrawal payments and
      charges                               (9,984)       (107,574)         (6,003)       (350,224)        (38,585)       (116,063)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
       December 31, 2013             $      18,656       2,083,894          40,044       4,044,026         561,636       2,142,246
                                     =============   =============   =============   =============   =============   =============

                                                                       SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                       IVY VIP
                                      IVY VIP REAL    SCIENCE &     IVY VIP SMALL   IVY VIP SMALL                    JANUS ASPEN
                                       ESTATE SEC       TECH         CAP GROWTH       CAP VALUE     IVY VIP VALUE     JANUS IS
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2011              $     105,818         453,352         130,511          73,189          97,194         533,186
     Contract purchase payments             21,966         196,751          68,735          48,210          41,887         119,256
     Contract terminations,
      withdrawal payments and
      charges                               (6,220)        (60,414)         (5,216)         (6,079)        (13,354)        (38,148)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2012                    121,564         589,689         194,030         115,320         125,727         614,294
     Contract purchase payments             22,141         269,852          50,609          36,290          33,827         147,679
     Contract terminations,
      withdrawal payments and
      charges                              (10,325)        (94,402)        (15,724)        (13,831)        (12,698)        (73,690)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2013              $     133,380         765,139         228,915         137,779         146,856         688,283
                                     =============   =============   =============   =============   =============   =============

                                                          (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                                                                         SFT
                                                      MORGSTANLEY        SFT           ADVANTUS          SFT             SFT
                                      JANUS ASPEN     UIF EMG MK       ADVANTUS      INDEX 400 MC      ADVANTUS      ADVANTUS INTL
                                      OVERSEAS IS       EQ CL 2        BOND CL 1         CL 1        INDEX 500 CL 1     BOND CL 1
                                     -------------   -------------   -------------   -------------   -------------   -------------

     Units outstanding at
      December 31, 2011              $   1,062,156         491,886         353,447         215,141         413,196         286,688
     Contract purchase payments            606,810         295,206         138,329         133,459         279,831         107,097
     Contract terminations,
      withdrawal payments and
      charges                             (142,735)        (37,940)        (19,265)        (26,484)        (42,213)        (15,896)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2012                  1,526,231         749,152         472,511         322,116         650,814         377,889
     Contract purchase payments            468,522         330,285         235,380         154,395         424,858         152,467
     Contract terminations,
      withdrawal payments and
      charges                             (235,015)        (89,272)        (86,238)        (60,941)       (103,273)        (59,909)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2013              $   1,759,738         990,165         621,653         415,570         972,399         470,447
                                     =============   =============   =============   =============   =============   =============

                                                                     SEGREGATED SUB-ACCOUNTS
                                     ---------------------------------------------------------------------------------------------
                                         SFT              SFT                         VANGUARD VI      VANGUARD VI    VANGUARD VI
                                       ADVANTUS       ADVANTUS REAL    VANGUARD VI       CAPITAL       DIVERSIFIED       EQUITY
                                     MORTGAGE CL 1     ESTATE CL 1       BALANCED        GROWTH           VALUE          INCOME
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2011              $     182,228         392,980         370,263         390,016         273,262         566,308
     Contract purchase payments             52,820         161,147         150,573         175,798          88,277         259,375
     Contract terminations,
      withdrawal payments and
      charges                              (52,628)        (33,625)        (63,286)        (35,208)        (40,755)        (63,200)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2012                    182,420         520,502         457,550         530,606         320,784         762,483
     Contract purchase payments             54,253         204,243         210,017         344,065          87,547         342,563
     Contract terminations,
      withdrawal payments and
      charges                              (83,632)        (62,773)        (89,037)        (45,839)        (23,795)        (55,455)
                                     -------------   -------------   -------------   -------------   -------------   -------------
     Units outstanding at
      December 31, 2013              $     153,041         661,972         578,530         828,832         384,536       1,049,591
                                     =============   =============   =============   =============   =============   =============

                                                                    SEGREGATED SUB-ACCOUNTS
                            --------------------------------------------------------------------------------------------------------
                             VANGUARD VI                                  VANGUARD VI    VANGUARD VI    VANGUARD VI    VANGUARD VI
                             HIGH YIELD     VANGUARD VI    VANGUARD VI    SHT-TRM INV-     SMALL CO      TOTAL BOND    TOTAL STOCK
                                BOND       INTERNATIONAL   MONEY MARKET      GR            GROWTH         MARKET         MARKET
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at
      December 31, 2011     $     240,447        375,207        645,024        200,554        484,182        438,604        236,517
     Contract purchase
      payments                     92,324        218,308        273,885         59,841        269,594        214,243        116,205
     Contract terminations,
      withdrawal payments
      and charges                (18,123)       (28,024)      (265,315)       (12,793)       (49,907)       (25,106)       (29,116)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at
      December 31, 2012           314,648        565,491        653,594        247,602        703,869        627,741        323,606
     Contract purchase
      payments                    162,496        403,470         55,830         74,797        301,860        192,874        265,069
     Contract terminations,
      withdrawal payments
      and charges                 (55,602)       (57,013)      (192,832)       (10,490)       (87,459)       (94,291)       (69,153)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
     Units outstanding at
      December 31, 2013     $     421,542        911,948        516,592        311,909        918,270        726,324        519,522
                            =============  =============  =============  =============  =============  =============  =============

                                                                   (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

(7)    FINANCIAL HIGHLIGHTS

       A summary of units outstanding, unit values, net assets, investment income and expense ratios, and total returns for the years ended December 31, 2013, 2012, 2011, 2010, and 2009 is as follows:

                                              DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                               ----------------------------------------  ---------------------------------------------------
                                   UNITS         UNIT                      INVESTMENT        EXPENSE               TOTAL
                                OUTSTANDING   FAIR VALUE    NET ASSETS   INCOME RATIO*        RATIO**            RETURN***
                               ------------  ------------  ------------  -------------   ----------------     --------------
AllianBern VPS Intl Val Cl A
   2013                             436,187      0.89      $    386,928           6.44%             (0.15)%            23.19%
   2012                             401,118      0.72           288,848           1.80              (0.15)             14.71
   2011                             337,774      0.63           212,055           4.60              (0.15)            (19.13)
   2010                             229,500      0.78           178,162           3.76              (0.15)              4.75
   2009                             132,675      0.74            98,327           1.89              (0.15)             34.88
Fidelity VIP Equity-Income IC
   2013                             886,740      1.43         1,270,943           2.78%             (0.10)%            28.28%
   2012                             759,632      1.12           848,769           3.57              (0.10)             17.42
   2011                             574,235      0.95           546,402           3.06              (0.10)              1.07
   2010                             393,101      0.94           370,081           2.27              (0.10)             15.26
   2009                             237,580      0.82           194,047           3.17              (0.10)             30.34
Fidelity VIP Mid Cap IC
   2013                             886,700      1.69         1,501,085           0.56%             (0.10)%            36.37%
   2012                             766,008      1.24           950,947           0.71              (0.10)             14.95
   2011                             582,750      1.08           629,376           0.31              (0.10)            (10.52)
   2010                             392,106      1.21           473,284           0.58              (0.10)             28.96
   2009                             248,051      0.94           232,162           0.92              (0.10)             40.23
Franklin VIP Sm Cap Val Cl 1
   2013                           1,018,620  1.19 to 1.85     1,872,118           1.45%             (0.15)%   0.00% to 36.37%
   2012                             886,329      1.35         1,198,775           1.02              (0.15)             18.93
   2011                             686,800      1.14           781,046           0.91              (0.15)             (3.38)
   2010                             500,902      1.18           589,562           0.87              (0.15)             28.68
   2009                             283,863      0.91           259,624           1.83              (0.15)             29.74
Ibbotson Aggressive Grwth ETF1
   2013                          11,809,784  1.07 to 1.33    15,683,666           1.48%             (0.12)%   0.00% to 18.67%
   2012                           8,819,352      1.12         9,903,881           1.62              (0.12)             14.59
   2011                           6,468,055      0.98         6,338,321           1.36              (0.12)             (4.74)
   2010                           4,405,454      1.03         4,531,566           0.63              (0.12)             15.72
   2009                           2,412,675      0.88         2,144,664           0.00              (0.12)             27.94
Ibbotson Balanced ETF1
   2013                           4,946,379  1.04 to 1.33     6,573,146           1.88%             (0.12)%   0.00% to 12.32%
   2012                           3,873,111      1.19         4,598,585           1.88              (0.12)             11.14
   2011                           3,159,895      1.07         3,375,799           1.33              (0.12)             (0.44)
   2010                           2,077,426      1.07         2,229,083           0.96              (0.12)             11.98
   2009                           1,161,044      0.95         1,112,592           0.00              (0.12)             19.89

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                              DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                               ----------------------------------------  ---------------------------------------------------
                                   UNITS         UNIT                      INVESTMENT        EXPENSE               TOTAL
                                OUTSTANDING   FAIR VALUE    NET ASSETS   INCOME RATIO*        RATIO**            RETURN***
                               ------------  ------------  ------------  -------------   ----------------     --------------
Ibbotson Conservative ETF1
   2013                           1,608,027  1.00 to 1.23  $  1,979,971           1.56%             (0.12)%    0.00% to 2.89%
   2012                           1,516,426      1.20         1,817,772           1.69              (0.12)              5.61
   2011                           1,257,943      1.13         1,427,920           1.51              (0.12)              3.54
   2010                           1,134,465      1.10         1,243,741           1.37              (0.12)              6.79
   2009                           1,029,433      1.02         1,056,689           0.00              (0.12)              8.70
Ibbotson Growth ETF1
   2013                          31,500,791  1.06 to 1.35    42,171,285           1.50%             (0.12)%   0.00% to 16.92%
   2012                          25,708,316      1.16        29,721,267           1.63              (0.12)             13.38
   2011                          21,079,197      1.02        21,492,750           1.45              (0.12)             (3.39)
   2010                          15,570,028      1.06        16,430,931           0.97              (0.12)             14.32
   2009                           9,514,213      0.92         8,782,912           0.00              (0.12)             25.09
Ibbotson Income & Growth ETF1
   2013                           1,439,359  1.02 to 1.28     1,845,599           1.70%             (0.12)%    0.00% to 7.71%
   2012                           1,412,058      1.19         1,681,817           2.11              (0.12)              8.31
   2011                           1,119,888      1.10         1,231,164           1.17              (0.12)              1.49
   2010                             842,491      1.08           912,243           0.70              (0.12)              9.17
   2009                             313,816      0.98           311,770           0.00              (0.12)             13.86
Ivy VIP Asset Strategy
   2013                           4,767,832  1.14 to 1.46     6,922,598           1.25%             (0.45)%    0.00% to 25.7%
   2012                           3,858,354      1.16         4,493,457           1.09              (0.45)             19.71
   2011                           2,843,335      0.97         2,766,037           0.98              (0.45)             (6.79)
   2010                           1,827,786      1.04         1,907,587           0.98              (0.45)              9.16
   2009                             933,473      0.96           892,442           0.30              (0.45)             25.61
Ivy VIP Balanced
   2013                              64,805      1.56           100,831           1.36%             (0.45)%            24.26%
   2012                              39,784      1.25            49,816           1.41              (0.45)             12.25
   2011                              23,951      1.12            26,717           1.49              (0.45)              3.78
   2010                              14,510      1.07            15,597           1.87              (0.45)             17.63
   2009                              10,442      0.91             9,538           1.98              (0.45)             13.74
Ivy VIP Bond
   2013                             233,350      1.30           304,382           3.82%             (0.45)%            (1.65)%
   2012                             254,242      1.33           337,190           2.48              (0.45)              6.26
   2011                             190,495      1.25           237,759           2.82              (0.45)              7.79
   2010                             102,803      1.16           119,027           2.38              (0.45)              6.52
   2009                              38,187      1.09            41,518           3.76              (0.45)              7.65
Ivy VIP Core Equity
   2013                             596,359      1.81         1,079,795           0.52%             (0.45)%            34.11%
   2012                             451,955      1.35           610,188           0.56              (0.45)             19.14
   2011                             356,611      1.13           404,124           0.34              (0.45)              2.12
   2010                             247,979      1.11           275,188           0.81              (0.45)             21.44
   2009                             114,910      0.91           105,007           0.61              (0.45)             24.58

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                              DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                               ----------------------------------------  ---------------------------------------------------
                                   UNITS         UNIT                      INVESTMENT        EXPENSE               TOTAL
                                OUTSTANDING   FAIR VALUE    NET ASSETS   INCOME RATIO*        RATIO**            RETURN***
                               ------------  ------------  ------------  -------------   ----------------     --------------
Ivy VIP Dividend Opp
   2013                             263,656      1.30      $    341,783           1.58%             (0.45)%            30.20%
   2012                             219,498      1.00           218,546           1.07              (0.45)             13.69
   2011                             156,498      0.88           137,058           1.01              (0.45)             (4.26)
   2010                             117,516      0.91           107,499           1.06              (0.45)             16.89
   2009                              78,427      0.78            61,374           0.93              (0.45)             18.42
Ivy VIP Energy
   2013                             239,245      1.03           246,511           0.00%             (0.45)%            28.33%
   2012                             205,791      0.80           165,229           0.00              (0.45)              1.84
   2011                             149,320      0.79           117,731           0.00              (0.45)             (8.67)
   2010                             106,463      0.86            91,906           0.23              (0.45)             22.50
   2009                              58,318      0.70            41,096           0.00              (0.45)             41.12
Ivy VIP Glbl Natural Res
   2013                           1,939,178      0.77         1,484,267           0.00%             (0.45)%             8.29%
   2012                           1,530,509      0.71         1,081,795           0.00              (0.45)              2.35
   2011                           1,089,585      0.69           752,483           0.00              (0.45)            (21.09)
   2010                             740,177      0.88           647,816           0.00              (0.45)             17.59
   2009                             383,085      0.74           285,123           0.00              (0.45)             74.43
Ivy VIP Global Bond
   2013                              22,529      1.09            24,574           0.00%             (0.45)%             2.20%
   2012                               8,214      1.07             8,764           3.87              (0.45)              6.90
   2011(a)                            3,870      1.00             3,861           2.02              (0.45)             (0.20)
Ivy VIP Growth
   2013                             651,262      1.65         1,072,202           0.41%             (0.45)%            37.07%
   2012                             545,016      1.20           654,601           0.06              (0.45)             13.25
   2011                             440,220      1.06           466,857           3.82              (0.45)              2.58
   2010                             329,865      1.03           341,019           0.57              (0.45)             13.09
   2009                             187,308      0.91           171,234           0.41              (0.45)             27.65
Ivy VIP High Income
   2013                             288,115      1.85           534,171           4.55%             (0.45)%            11.00%
   2012                             212,398      1.67           354,774           5.99              (0.45)             19.18
   2011                             158,871      1.40           222,666           7.16              (0.45)              5.73
   2010                             102,000      1.33           135,207           6.90              (0.45)             15.38
   2009                              59,975      1.15            68,906           7.60              (0.45)             47.08
Ivy VIP Intl Core Equity
   2013                             974,640      1.31         1,276,750           1.56%             (0.45)%            25.47%
   2012                             741,523      1.04           774,161           2.26              (0.45)             13.84
   2011                             504,603      0.92           462,770           1.48              (0.45)            (13.50)
   2010                             306,407      1.06           324,850           1.22              (0.45)             14.61
   2009                             149,540      0.93           138,336           3.62              (0.45)             37.59

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                              DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                               ----------------------------------------  ---------------------------------------------------
                                   UNITS         UNIT                      INVESTMENT        EXPENSE               TOTAL
                                OUTSTANDING   FAIR VALUE    NET ASSETS   INCOME RATIO*        RATIO**            RETURN***
                               ------------  ------------  ------------  -------------   ----------------     --------------
Ivy VIP Intl Growth
   2013                             507,473      1.18      $    600,340           0.87%             (0.45)%            19.76%
   2012                             426,333      0.99           421,122           1.82              (0.45)             18.59
   2011                             336,528      0.83           280,317           0.40              (0.45)             (6.91)
   2010                             235,629      0.89           210,826           0.87              (0.45)             15.30
   2009                             135,519      0.78           105,162           1.16              (0.45)             27.47
Ivy VIP Limited-Term Bond
   2013                              24,717      1.06            26,287           0.00%             (0.45)%            (0.09)%
   2012                              12,923      1.06            13,756           4.04              (0.45)              3.84
   2011                               3,036      1.03             3,111           1.62              (0.45)              2.45
Ivy VIP Micro Cap Growth
   2013                             172,590      2.03           350,936           0.00%             (0.45)%            57.99%
   2012                             165,853      1.29           213,455           0.00              (0.45)             12.35
   2011                             136,638      1.15           156,528           0.00              (0.45)             (6.60)
   2010                             102,825      1.23           126,109           0.00              (0.45)             41.49
   2009                              62,800      0.87            54,438           0.00              (0.45)             41.93
Ivy VIP Mid Cap Growth
   2013                             204,539      1.94           397,389           0.00%             (0.45)%            30.52%
   2012                             168,242      1.49           250,431           0.00              (0.45)             14.07
   2011                             127,490      1.30           166,360           0.01              (0.45)             (0.12)
   2010                             100,224      1.31           130,929           0.03              (0.45)             32.15
   2009                              64,882      0.99            64,141           0.00              (0.45)             47.32
Ivy VIP Money Market
   2013                              18,656      1.05            19,764           0.02%             (0.45)%             0.46%
   2012                              17,536      1.06            18,503           0.02              (0.45)              0.47
   2011                              13,219      1.04            13,931           0.02              (0.45)              0.46
   2010                              26,883      1.03            27,996           0.06              (0.45)              0.52
   2009                              22,330      1.04            23,166           1.76              (0.45)              1.47
Ivy VIP Pathfinder Aggressive
   2013                           2,083,894      1.46         3,035,588           7.15%             (0.45)%            27.70%
   2012                           1,808,619      1.14         2,063,096           0.92              (0.45)             12.70
   2011                           1,576,863      1.01         1,596,180           1.22              (0.45)             (3.72)
   2010                           1,293,636      1.05         1,360,036           1.06              (0.45)             16.05
   2009                             729,402      0.91           660,797           0.39              (0.45)             23.87
Ivy VIP Pathfinder Conserv
   2013                              40,044      1.35            54,155           5.39%             (0.45)%            15.26%
   2012                              33,849      1.17            39,717           1.00              (0.45)              7.44
   2011                              19,737      1.09            21,556           1.43              (0.45)              1.20
   2010                               7,450      1.08             8,040           1.03              (0.45)              9.87
   2009                               5,603      0.98             5,503           0.07              (0.45)             13.46

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                              DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                               ----------------------------------------  ---------------------------------------------------
                                   UNITS         UNIT                      INVESTMENT        EXPENSE               TOTAL
                                OUTSTANDING   FAIR VALUE    NET ASSETS   INCOME RATIO*        RATIO**            RETURN***
                               ------------  ------------  ------------  -------------   ----------------     --------------
Ivy VIP Pathfinder Mod Aggr
     2013                         4,044,026      1.44      $  5,816,512           5.27%             (0.45)%            24.37%
     2012                         3,836,667      1.17         4,436,949           0.76              (0.45)             11.32
     2011                         2,931,098      1.04         3,045,146           0.79              (0.45)             (2.58)
     2010                         2,356,506      1.07         2,512,962           0.74              (0.45)             14.98
     2009                         1,063,636      0.93           986,502           0.21              (0.45)             21.25
Ivy VIP Pathfinder Mod Cons
     2013                           561,636      1.39           780,257           5.73%             (0.45)%            18.24%
     2012                           341,912      1.17           401,735           0.93              (0.45)              8.90
     2011                           289,632      1.08           312,500           1.08              (0.45)              0.45
     2010                           228,256      1.07           245,171           0.91              (0.45)             11.47
     2009                           128,061      0.96           123,400           0.13              (0.45)             15.64
Ivy VIP Pathfinder Moderate
     2013                         2,142,246      1.41         3,030,456           4.57%             (0.45)%            21.38%
     2012                         1,737,731      1.17         2,025,277           0.92              (0.45)             10.03
     2011                         1,498,878      1.06         1,587,740           1.03              (0.45)             (1.02)
     2010                         1,157,414      1.07         1,238,577           0.63              (0.45)             13.14
     2009                           441,401      0.95           417,513           0.18              (0.45)             18.49
Ivy VIP Real Estate Sec
     2013                           133,380      1.20           159,735           1.10%             (0.45)%             1.59%
     2012                           121,564      1.18           143,310           0.71              (0.45)             18.25
     2011                           105,818      1.00           105,496           0.75              (0.45)              5.48
     2010                            95,836      0.95            90,580           1.80              (0.45)             29.09
     2009                            76,121      0.73            55,735           2.92              (0.45)             24.18
Ivy VIP Science & Tech
     2013                           765,139      2.25         1,725,183           0.00%             (0.45)%            57.09%
     2012                           589,689      1.44           846,394           0.00              (0.45)             28.41
     2011                           453,352      1.12           506,750           0.00              (0.45)             (5.35)
     2010                           321,547      1.18           379,709           0.00              (0.45)             13.26
     2009                           186,787      1.04           194,746           0.00              (0.45)             44.49
Ivy VIP Small Cap Growth
     2013                           228,915      1.65           377,256           0.00%             (0.45)%            44.01%
     2012                           194,030      1.14           222,051           0.00              (0.45)              5.64
     2011                           130,511      1.08           141,384           0.00              (0.45)            (10.20)
     2010                            88,062      1.21           106,235           0.00              (0.45)             29.43
     2009                            50,620      0.93            47,182           0.19              (0.45)             35.33
Ivy VIP Small Cap Value
     2013                           137,779      1.76           242,796           0.84%             (0.45)%            34.13%
     2012                           115,320      1.31           151,509           0.44              (0.45)             19.17
     2011                            73,189      1.10            80,690           0.48              (0.45)            (12.40)
     2010                            50,410      1.26            63,442           0.07              (0.45)             26.98
     2009                            24,565      0.99            24,348           0.00              (0.45)             29.73

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                              DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                               ----------------------------------------  ---------------------------------------------------
                                   UNITS         UNIT                      INVESTMENT        EXPENSE               TOTAL
                                OUTSTANDING   FAIR VALUE    NET ASSETS   INCOME RATIO*        RATIO**            RETURN***
                               ------------  ------------  ------------  -------------   ----------------     --------------
Ivy VIP Value
     2013                           146,856      1.58      $    231,649           0.78%             (0.45)%            35.94%
     2012                           125,727      1.16           145,883           1.19              (0.45)             19.42
     2011                            97,194      0.97            94,438           0.75              (0.45)             (6.90)
     2010                            72,325      1.04            75,483           0.86              (0.45)             19.24
     2009                            53,422      0.88            46,758           2.13              (0.45)             27.21
Janus Aspen Janus IS
     2013                           688,283      1.53         1,053,176           0.80%             (0.10)%            30.47%
     2012                           614,294      1.17           720,514           0.58              (0.10)             18.71
     2011                           533,186      0.99           526,883           0.61              (0.10)             (5.21)
     2010                           441,599      1.04           460,411           1.14              (0.10)             14.53
     2009                           297,395      0.91           270,500           0.56              (0.10)             36.49
Janus Aspen Overseas IS
     2013                         1,759,738      1.05         1,845,901           3.16%             (0.10)%            14.68%
     2012                         1,526,231      0.91         1,396,064           0.75              (0.10)             13.58
     2011                         1,062,156      0.81           855,387           0.47              (0.10)            (32.10)
     2010                           705,742      1.19           837,058           0.74              (0.10)             25.43
     2009                           454,869      0.95           430,113           0.60              (0.10)             79.74
MorgStanley UIF Emg Mk Eq Cl 2
     2013                           990,165      1.00           991,519           1.09%             (0.35)%            (0.76)%
     2012                           749,152      1.01           755,880           0.00              (0.35)             20.26
     2011                           491,886      0.84           412,691           0.38              (0.35)            (17.95)
     2010                           310,370      1.02           317,357           0.54              (0.35)             19.36
     2009                           170,492      0.86           146,052           0.00              (0.35)             70.72
SFT Advantus Bond Cl 1
     2013                           621,653  0.98 to 1.28       789,304           0.00%             (0.05)%   0.35)% to 0.00%
     2012                           472,511      1.28           606,960           0.00              (0.05)              7.74
     2011                           353,447      1.19           421,404           0.00              (0.05)              8.35
     2010                           301,224      1.10           331,464           0.00              (0.05)              9.74
     2009                           193,703      1.00           194,227           0.00              (0.05)             15.91
SFT Advantus Index 400 MC Cl 1
     2013                           415,570  1.12 to 1.81       730,984           0.00%             (0.05)%   0.00% to 33.18%
     2012                           322,116      1.36           437,628           0.00              (0.05)             17.60
     2011                           215,141      1.16           248,559           0.00              (0.05)             (1.97)
     2010                           151,799      1.18           178,904           0.00              (0.05)             26.31
     2009                            94,425      0.93            88,107           0.00              (0.05)             36.84
SFT Advantus Index 500 Cl 1
     2013                           972,399  1.12 to 1.56     1,491,004           0.00%  (0.10)% to (0.05)%   0.00% to 32.17%
     2012                           650,814      1.18           767,544           0.00              (0.10)             15.83
     2011                           413,196      1.02           420,719           0.00              (0.10)              1.95
     2010                           251,896      1.00           251,576           0.00              (0.10)             14.94
     2009                           149,088      0.87           129,546           0.00              (0.10)             26.30

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                              DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                               ----------------------------------------  -------------------------------------------------
                                   UNITS         UNIT                      INVESTMENT        EXPENSE               TOTAL
                                OUTSTANDING   FAIR VALUE    NET ASSETS   INCOME RATIO*        RATIO**            RETURN***
                               ------------  ------------  ------------  -------------   ----------------     --------------
SFT Advantus Intl Bond Cl 1
     2013                           470,447      1.61      $    755,909             --%                --%              0.17%
     2012                           377,889      1.60           606,138             --                 --              16.49
     2011                           286,688      1.38           394,770             --                 --              (0.01)
     2010                           212,834      1.38           293,108             --                 --              14.19
     2009                           114,797      1.21           138,452             --                 --              17.85
SFT Advantus Mortgage Cl 1
     2013                           153,041      1.10           168,258             --%             (0.05)%            (1.68)%
     2012                           182,420      1.12           203,991             --              (0.05)              3.80
     2011                           182,228      1.08           196,315             --              (0.05)              7.05
     2010                           156,462      1.01           157,452             --              (0.05)              7.08
     2009                            83,018      0.94            78,022             --              (0.05)              8.37
SFT Advantus Real Estate Cl 1
     2013                           661,972  0.87 to 1.40       919,084             --%             (0.10)%    0.00% to 1.50%
     2012                           520,502      1.38           717,492             --              (0.10)             18.32
     2011                           392,980      1.17           457,859             --              (0.10)              5.79
     2010                           279,423      1.10           307,747             --              (0.10)             29.36
     2009                           155,991      0.85           132,813             --              (0.10)             25.03
Vanguard VI Balanced
     2013                           578,530      1.55           895,360           2.13%                --%             19.88%
     2012                           457,550      1.29           590,674           2.55                 --              12.56
     2011                           370,263      1.15           424,647           2.28                 --               3.70
     2010                           215,262      1.11           238,074           2.71                 --              11.02
     2009                           131,437      1.00           130,940           3.67                 --              22.90
Vanguard VI Capital Growth
     2013                           828,832      1.79         1,481,119           0.99%                --%             38.48%
     2012                           530,606      1.29           684,698           0.89                 --              15.47
     2011                           390,016      1.12           435,837           0.77                 --              (0.93)
     2010                           229,078      1.13           258,408           0.77                 --              13.08
     2009                           128,272      1.00           127,959           0.77                 --              34.30
Vanguard VI Diversified Value
     2013                           384,536      1.51           578,821           2.02%                --%             29.40%
     2012                           320,784      1.16           373,166           2.14                 --              16.50
     2011                           273,262      1.00           272,862           1.85                 --               3.92
     2010                           207,898      0.96           199,764           2.11                 --               9.33
     2009                           114,180      0.88           100,347           3.71                 --              26.93
Vanguard VI Equity Income
     2013                         1,049,591      1.63         1,709,931           2.13%                --%             30.04%
     2012                           762,483      1.25           955,205           2.22                 --              13.40
     2011                           566,308      1.10           625,612           2.11                 --              10.26
     2010                           383,736      1.00           384,455           2.44                 --              14.71
     2009                           192,201      0.87           167,865           4.53                 --              16.77

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                              DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                               ----------------------------------------  -------------------------------------------------
                                   UNITS         UNIT                      INVESTMENT        EXPENSE               TOTAL
                                OUTSTANDING   FAIR VALUE    NET ASSETS   INCOME RATIO*        RATIO**            RETURN***
                               ------------  ------------  ------------  -------------   ----------------     --------------
Vanguard VI High Yield Bond
     2013                           421,542      1.59      $    668,608           4.66%              0.00%              4.35%
     2012                           314,648      1.52           478,271           4.98               0.00              14.30
     2011                           240,447      1.33           319,768           6.81               0.00               6.93
     2010                           152,127      1.24           189,193           5.87               0.00              12.11
     2009                            79,210      1.11            87,873           6.68               0.00              38.85
Vanguard VI International
     2013                           911,948  1.12 to 1.34     1,210,004           1.20%              0.00%    0.00% to 23.26%
     2012                           565,491      1.08           612,778           1.79               0.00              20.14
     2011                           375,207      0.90           338,430           1.31               0.00             (13.54)
     2010                           230,501      1.04           240,458           1.24               0.00              15.72
     2009                           118,146      0.90           106,504           2.68               0.00              42.78
Vanguard VI Money Market
     2013                           516,592      1.04           535,216           0.11%              0.00%              0.11%
     2012                           653,594      1.03           676,431           0.14               0.00               0.14
     2011                           645,024      1.03           666,599           0.17               0.00               0.17
     2010                           679,824      1.03           701,402           0.23               0.00               0.23
     2009                           859,589      1.03           884,811           0.37               0.00               0.61
Vanguard VI Sht-Trm Inv-Gr
     2013                           311,909      1.22           381,703           1.97%              0.00%              1.08%
     2012                           247,602      1.21           299,784           2.41               0.00               4.42
     2011                           200,554      1.16           232,548           3.09               0.00               2.02
     2010                           156,762      1.14           178,175           2.61               0.00               5.22
     2009                           105,466      1.08           113,925           3.24               0.00              13.86
Vanguard VI Small Co Growth
     2013                           918,270  1.23 to 2.15     1,948,415           0.61%              0.00%    0.00% to 46.54%
     2012                           703,869      1.47         1,033,582           0.21               0.00              14.65
     2011                           484,182      1.28           620,127           0.16               0.00               1.36
     2010                           298,149      1.26           376,743           0.27               0.00              31.79
     2009                           163,516      0.96           156,783           0.93               0.00              39.38
Vanguard VI Total Bond Market
     2013                           726,324      1.28           927,494           2.50%              0.00%             (2.29)%
     2012                           627,741      1.31           820,389           2.46               0.00               4.02
     2011                           438,604      1.26           551,033           3.08               0.00               7.65
     2010                           339,983      1.17           396,772           2.74               0.00               6.50
     2009                           149,309      1.10           163,615           3.25               0.00               5.94
Vanguard VI Total Stock Market
     2013                           519,522      1.61           834,923           1.34%              0.00%             33.28%
     2012                           323,606      1.21           390,204           1.49               0.00              16.33
     2011                           236,517      1.04           245,164           1.28               0.00               0.83
     2010                           212,289      1.03           218,234           1.67               0.00              17.11
     2009                           127,708      0.88           112,104           0.06               0.00              28.25

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

                                              DECEMBER 31                         YEARS OR PERIODS ENDED DECEMBER 31
                               ----------------------------------------  -------------------------------------------------
                                   UNITS         UNIT                      INVESTMENT        EXPENSE               TOTAL
                                OUTSTANDING   FAIR VALUE    NET ASSETS   INCOME RATIO*        RATIO**            RETURN***
                               ------------  ------------  ------------  -------------   ----------------     --------------
Vanguard VI High Yield Bond
     2013                           421,542      1.59      $    668,608           4.66%              0.00%              4.35%
     2012                           314,648      1.52           478,271           4.98               0.00              14.30
     2011                           240,447      1.33           319,768           6.81               0.00               6.93
     2010                           152,127      1.24           189,193           5.87               0.00              12.11
     2009                            79,210      1.11            87,873           6.68               0.00              38.85
Vanguard VI International
     2013                           911,948  1.12 to 1.34     1,210,004           1.20%              0.00%             23.26%
     2012                           565,491      1.08           612,778           1.79               0.00              20.14
     2011                           375,207      0.90           338,430           1.31               0.00             (13.54)
     2010                           230,501      1.04           240,458           1.24               0.00              15.72
     2009                           118,146      0.90           106,504           2.68               0.00              42.78
Vanguard VI Money Market
     2013                           516,592      1.04           535,216           0.11%              0.00%              0.11%
     2012                           653,594      1.03           676,431           0.14               0.00               0.14
     2011                           645,024      1.03           666,599           0.17               0.00               0.17
     2010                           679,824      1.03           701,402           0.23               0.00               0.23
     2009                           859,589      1.03           884,811           0.37               0.00               0.61
Vanguard VI Sht-Trm Inv-Gr
     2013                           311,909      1.22           381,703           1.97%              0.00%              1.08%
     2012                           247,602      1.21           299,784           2.41               0.00               4.42
     2011                           200,554      1.16           232,548           3.09               0.00               2.02
     2010                           156,762      1.14           178,175           2.61               0.00               5.22
     2009                           105,466      1.08           113,925           3.24               0.00              13.86
Vanguard VI Small Co Growth
     2013                           918,270  1.23 to 2.15     1,948,415           0.61%              0.00%             46.54%
     2012                           703,869      1.47         1,033,582           0.21               0.00              14.65
     2011                           484,182      1.28           620,127           0.16               0.00               1.36
     2010                           298,149      1.26           376,743           0.27               0.00              31.79
     2009                           163,516      0.96           156,783           0.93               0.00              39.38
Vanguard VI Total Bond Market
     2013                           726,324      1.28           927,494           2.50%              0.00%             (2.29)%
     2012                           627,741      1.31           820,389           2.46               0.00               4.02
     2011                           438,604      1.26           551,033           3.08               0.00               7.65
     2010                           339,983      1.17           396,772           2.74               0.00               6.50
     2009                           149,309      1.10           163,615           3.25               0.00               5.94
Vanguard VI Total Stock Market
     2013                           519,522      1.61           834,923           1.34%              0.00%             33.28%
     2012                           323,606      1.21           390,204           1.49               0.00              16.33
     2011                           236,517      1.04           245,164           1.28               0.00               0.83
     2010                           212,289      1.03           218,234           1.67               0.00              17.11
     2009                           127,708      0.88           112,104           0.06               0.00              28.25

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                           December 31, 2013 and 2012

       * These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, dividend by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests, and to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

       ** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to a policy owner's account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

       *** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

       (a) For the period from May 2, 20111 (Commencement of operations) to December 31, 2011.

(8)    SUBSEQUENT EVENTS

       Management has evaluated subsequent events through March 31, 2014, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

                                   MINNESOTA LIFE INSURANCE COMPANY
                                           AND SUBSIDIARIES


                                  CONSOLIDATED FINANCIAL STATEMENTS
                                     AND SUPPLEMENTARY SCHEDULES

                                   DECEMBER 31, 2013, 2012 AND 2011

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder
Minnesota Life Insurance Company:


We have audited the accompanying consolidated financial statements of Minnesota Life Insurance Company and subsidiaries (collectively, the Company), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations and comprehensive income
(loss), changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2013, and the related notes to the consolidated financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION
In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2013 in accordance with U.S. generally accepted accounting principles.

OTHER MATTERS
Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The information contained in
Schedule I, Schedule III, and Schedule IV are presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

/s/ KPMG LLP

Minneapolis, Minnesota
March 4, 2014

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2013 AND 2012
                                 (IN THOUSANDS)

ASSETS                                                                                              2013             2012
                                                                                                  -----------      -----------
  Fixed maturity securities:
   Available-for-sale, at fair value (amortized cost $10,782,877 and $10,134,588)                 $11,151,480      $11,155,562
  Equity securities, at fair value (cost $336,108 and $271,869)                                       403,409          317,272
  Mortgage loans, net                                                                               1,760,316        1,538,502
  Finance receivables, net                                                                            261,519          236,762
  Policy loans                                                                                        356,696          352,756
  Alternative investments (cost $407,663 and $424,367)                                                495,219          494,890
  Fixed maturity securities on loan, at fair value
   (amortized cost $40,659 and $43,649)                                                                40,662           47,560
  Equity securities on loan, at fair value (cost $1,403 and $4,789)                                     1,656            5,692
  Derivative instruments                                                                              224,375          195,693
  Other invested assets                                                                                45,618           75,409
                                                                                                  -----------      -----------
   Total investments                                                                               14,740,950       14,420,098

  Cash and cash equivalents                                                                           293,622          268,990
  Securities held as collateral                                                                        21,613           28,241
  Deferred policy acquisition costs                                                                 1,038,386          685,217
  Accrued investment income                                                                           126,185          121,967
  Premiums and fees receivable                                                                        238,867          202,160
  Property and equipment, net                                                                          90,718           82,339
  Reinsurance recoverables                                                                          1,061,220        1,025,915
  Goodwill and intangible assets, net                                                                  53,772           45,825
  Other assets                                                                                        100,330           83,016
  Separate account assets                                                                          18,044,905       14,373,479
                                                                                                  -----------      -----------
     Total assets                                                                                 $35,810,568      $31,337,247
                                                                                                  ===========      ===========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Policy and contract account balances                                                            $ 8,368,493      $ 7,690,938
  Future policy and contract benefits                                                               2,856,092        3,014,902
  Pending policy and contract claims                                                                  465,117          421,875
  Other policyholder funds                                                                          1,096,356          922,453
  Policyholder dividends payable                                                                       30,810           34,013
  Unearned premiums and fees                                                                          319,079          208,183
  Pension and other postretirement benefits                                                             9,893           20,023
  Income tax liability:
    Current                                                                                             2,248            7,326
    Deferred                                                                                          185,715          354,530
  Securities in transit                                                                                47,001           74,674
  Accrued commissions and expenses                                                                    195,368          167,831
  Other liabilities                                                                                   436,941          282,336
  Short-term debt                                                                                      50,000           50,000
  Long-term debt                                                                                      318,000          268,000
  Securities lending collateral                                                                        30,748           40,740
  Separate account liabilities                                                                     18,044,905       14,373,479
                                                                                                  -----------      -----------
   Total liabilities                                                                               32,456,766       27,931,303
                                                                                                  -----------      -----------
Stockholder's equity:
  Common stock, $1 par value, 5,000,000 shares authorized,
   issued and outstanding                                                                               5,000            5,000
  Additional paid in capital                                                                          179,522          179,522
  Accumulated other comprehensive income (loss)                                                       269,108          492,466
  Retained earnings                                                                                 2,900,172        2,728,956
                                                                                                  -----------      -----------
   Total stockholder's equity                                                                       3,353,802        3,405,944
                                                                                                  -----------      -----------
     Total liabilities and stockholder's equity                                                   $35,810,568      $31,337,247
                                                                                                  ===========      ===========


See accompanying notes to consolidated financial statements.

     CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                  YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                 (IN THOUSANDS)

                                                                            2013             2012              2011
                                                                       -------------    -------------    --------------
Revenues:

  Premiums                                                               $ 1,786,106      $ 1,663,828      $  1,541,999
  Policy and contract fees                                                   603,380          554,007           535,352
  Net investment income                                                      639,008          629,333           618,124
  Net realized investment gains (losses)
   Other-than-temporary-impairments on fixed maturity securities                (495)            (287)           (6,707)
   Other-than-temporary-impairments on fixed maturity securities
    transferred to other comprehensive income                                      -                -             1,169
   Other net realized investment gains (losses)                              (36,333)          83,016            57,113
                                                                       -------------    -------------    --------------
    Total net realized investment gains (losses)                             (36,828)          82,729            51,575
  Finance charge income                                                       77,112           70,851            64,691
  Commission income                                                          126,558          118,742           103,426
  Other income                                                                37,937           31,219            30,546
                                                                       -------------    -------------    --------------
    Total revenues                                                         3,233,273        3,150,709         2,945,713
                                                                       -------------    -------------    --------------

Benefits and expenses:

  Policyholder benefits                                                    1,728,152        1,626,322         1,533,956
  Interest credited to policies and contracts                                382,393          353,976           344,290
  General operating expenses                                                 598,030          577,793           534,822
  Commissions                                                                321,629          253,255           232,404
  Administrative and sponsorship fees                                         64,188           53,219            60,142
  Dividends to policyholders                                                   6,609            7,679             8,637
  Interest expense                                                            10,143            9,821            10,025
  Amortization of deferred policy acquisition costs                          185,790          180,467           169,181
  Capitalization of policy acquisition costs                                (292,898)        (254,022)         (236,356)
                                                                       -------------    -------------    --------------
    Total benefits and expenses                                            3,004,036        2,808,510         2,657,101
                                                                       -------------    -------------    --------------
     Income from operations before taxes                                     229,237          342,199           288,612

  Income tax expense (benefit):
   Current                                                                   103,174           86,495            56,455
   Deferred                                                                  (45,153)          17,612            28,470
                                                                       -------------    -------------    --------------
     Total income tax expense                                                 58,021          104,107            84,925
                                                                       -------------    -------------    --------------
      Net income                                                         $   171,216      $   238,092      $    203,687
                                                                       =============    =============    ==============



Other comprehensive income (loss), before tax:
  Unrealized holding gains (losses) on securities arising during
   the period                                                            $  (605,396)     $   279,833      $    252,358
  Unrealized gains (losses) on securities - other than temporary
   impairments                                                                (8,352)          17,222            30,660
  Adjustment to deferred policy acquisition costs                            246,061          (89,533)          (99,889)
  Adjustment to reserves                                                     110,274          (44,051)          (72,822)
  Adjustment to unearned policy and contract fees                            (99,756)           9,761            57,267
  Adjustment to pension and other retirement plans                            10,149           (1,438)           (9,688)
                                                                       -------------    -------------    --------------
   Other comprehensive income (loss), before tax                            (347,020)         171,794           157,886
   Income tax benefit (expense) related to items of other
    comprehensive income                                                     123,662          (61,279)          (54,850)
                                                                       -------------    -------------    --------------
    Other comprehensive income (loss), net of tax                           (223,358)         110,515           103,036
                                                                       -------------    -------------    --------------
     Total comprehensive income (loss)                                   $   (52,142)     $   348,607      $    306,723
                                                                       =============    =============    ==============


See accompanying notes to consolidated financial statements.

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                 (IN THOUSANDS)

                                                                        ACCUMULATED
                                                        ADDITIONAL        OTHER                           TOTAL
                                          COMMON          PAID IN      COMPREHENSIVE      RETAINED     STOCKHOLDER'S
                                          STOCK           CAPITAL      INCOME (LOSS)      EARNINGS        EQUITY
                                      -------------   --------------   -------------   -------------   -------------
2011:
 Balance, beginning of year             $     5,000     $    179,522     $   278,915     $ 2,287,177     $ 2,750,614

  Comprehensive income:
   Net income                                  -                -               -            203,687         203,687
   Other comprehensive income                  -                -            103,036           -             103,036
                                                                                                       -------------
    Total comprehensive income                                                                               306,723

                                      -------------   --------------   -------------   -------------   -------------
 Balance, end of year                   $     5,000     $    179,522     $   381,951     $ 2,490,864     $ 3,057,337
                                      =============   ==============   =============   =============   =============

2012:
 Balance, beginning of year             $     5,000     $    179,522     $   381,951     $ 2,490,864     $ 3,057,337

  Comprehensive income:
   Net income                                  -                -               -            238,092         238,092
   Other comprehensive income                  -                -            110,515           -             110,515
                                                                                                       -------------
    Total comprehensive income                                                                               348,607

                                      -------------   --------------   -------------   -------------   -------------
 Balance, end of year                   $     5,000     $    179,522     $   492,466     $ 2,728,956     $ 3,405,944
                                      =============   ==============   =============   =============   =============

2013:
 Balance, beginning of year             $     5,000     $    179,522     $   492,466     $ 2,728,956     $ 3,405,944

  Comprehensive loss:
   Net income                                  -                -               -            171,216         171,216
   Other comprehensive loss                    -                -           (223,358)          -            (223,358)
                                                                                                       -------------
    Total comprehensive loss                                                                                 (52,142)

                                      -------------   --------------   -------------   -------------   -------------
 Balance, end of year                   $     5,000     $    179,522     $   269,108     $ 2,900,172     $ 3,353,802
                                      =============   ==============   =============   =============   =============

See accompanying notes to consolidated financial statements.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                 (IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES                              2013              2012             2011
                                                             -------------    --------------    -------------
Net income                                                     $   171,216      $    238,092      $   203,687
Adjustments to reconcile net income to net cash
 provided by (used for) operating activities:
  Interest credited to annuity and insurance contracts             281,102           273,272          278,048
  Fees deducted from policy and contract balances                 (413,537)         (394,293)        (385,411)
  Change in future policy benefits                                  11,421            65,510           82,457
  Change in other policyholder liabilities, net                    271,230           141,129           95,550
  Amortization of deferred policy acquisition costs                185,790           180,467          169,181
  Capitalization of policy acquisition costs                      (292,898)         (254,022)        (236,356)
  Change in premiums and fees receivable                           (36,707)          (20,386)         (13,552)
  Deferred tax provision                                           (45,153)           17,612           28,470
  Change in income tax liabilities - current                        (5,078)          (30,188)          (7,086)
  Net realized investment losses (gains)                            36,828           (82,729)         (51,575)
  Change in reinsurance recoverables                               (35,305)          (67,689)         (50,721)
  Other, net                                                        88,687          (114,481)         191,953
                                                             -------------    --------------    -------------
    Net cash provided by (used for) operating activities           217,596           (47,706)         304,645
                                                             -------------    --------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from sales of:
 Fixed maturity securities                                       2,148,291         2,511,574        2,460,836
 Equity securities                                                 131,008           118,434          116,027
 Alternative investments                                           101,227            85,957          164,218
 Derivative instruments                                            210,822           210,393          379,135
 Other invested assets                                               1,758            11,970            7,103
Proceeds from maturities and repayments of:
 Fixed maturity securities                                       1,126,231           920,428          851,157
 Mortgage loans                                                    183,406           157,892          126,268
Purchases and originations of:
 Fixed maturity securities                                      (3,909,623)       (4,137,220)      (3,870,310)
 Equity securities                                                (171,521)         (197,096)        (106,974)
 Mortgage loans                                                   (405,975)         (287,442)        (276,558)
 Alternative investments                                           (69,464)          (91,969)         (68,671)
 Derivative instruments                                           (179,294)         (259,027)        (305,437)
 Other invested assets                                              (2,456)          (10,062)          (4,363)
Finance receivable originations or purchases                      (195,711)         (174,796)        (160,025)
Finance receivable principal payments                              159,839           145,441          133,449
Securities in transit                                                2,496           177,441         (261,399)
Other, net                                                        (155,245)         (100,732)         (54,604)
                                                             -------------    --------------    -------------
    Net cash used for investing activities                      (1,024,211)         (918,814)        (870,148)
                                                             -------------    --------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES

Deposits credited to annuity and insurance contracts             3,143,717         2,974,152        2,842,495
Withdrawals from annuity and insurance contracts                (2,384,980)       (2,203,911)      (2,364,401)
Change in amounts drawn in excess of cash balances                  18,077            10,047             (980)
Proceeds from issuance of short-term debt                          200,000            84,000              -
Payment on short-term debt                                        (200,000)          (84,000)             -
Proceeds from issuance of long-term debt                            50,000           150,000              -
Payment on long-term debt                                              -              (2,000)             -
Other, net                                                           4,433              (812)          60,102
                                                             -------------    --------------    -------------
    Net cash provided by financing activities                      831,247           927,476          537,216
                                                             -------------    --------------    -------------

Net increase (decrease) in cash and cash equivalents                24,632           (39,044)         (28,287)
Cash and cash equivalents, beginning of year                       268,990           308,034          336,321
                                                             -------------    --------------    -------------
Cash and cash equivalents, end of year                         $   293,622      $    268,990      $   308,034
                                                             =============    ==============    =============


See accompanying notes to consolidated financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2013, 2012 AND 2011
                                 (IN THOUSANDS)

(1) NATURE OF OPERATIONS

  ORGANIZATION AND DESCRIPTION OF BUSINESS

  The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc. (SFG)) and its wholly-owned subsidiaries. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

  The Company, which primarily operates in the United States, has divided its businesses into four strategic business units, which focus on various markets:
  Individual Financial Security, Financial Institution Group, Group Insurance, and Retirement. Revenues, including net realized investment gains (losses), for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line for the years ended December 31 were as follows:

                                                                         2013               2012               2011
                                                                    ---------------    ---------------    ---------------
    Individual Financial Security                                   $      669,677     $      629,501     $      567,807
    Financial Institution Group                                            398,866            389,629            345,279
    Group Insurance                                                      1,599,431          1,478,486          1,364,200
    Retirement                                                             390,239            458,900            479,702
                                                                    ---------------    ---------------    ---------------
       Total strategic business units                                    3,058,213          2,956,516          2,756,988
    Subsidiaries and corporate product line                                175,060            194,193            188,725
                                                                    ---------------    ---------------    ---------------
          Total                                                     $    3,233,273     $    3,150,709     $    2,945,713
                                                                    ===============    ===============    ===============

  The Company serves more than 12 million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

 (2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

  The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded on the consolidated statements of operations and comprehensive income (loss) in the period in which they are made.

  The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

  INSURANCE REVENUES AND EXPENSES

  Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

  Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

  Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

  Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits. Unearned revenue reserves are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income on the consolidated statements of operations and comprehensive income (loss). During 2012, the Company made an adjustment to unearned premiums and fees and other comprehensive income to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale related to prior periods. The impact of this adjustment related to prior periods resulted in a $23,015 reduction to other comprehensive income in 2012. Management has determined that the effect of this adjustment is not material to the consolidated financial statements for the current and prior periods presented.

  COMMISSION INCOME

  Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

  Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

  ADMINISTRATIVE AND SPONSORSHIP FEES

  The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense due is estimated and accrued on a quarterly basis. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company, which are estimated and accrued on a quarterly basis based on recent historical experience and are trued up at each profit sharing year-end which occur throughout the year.

  VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

  Fixed maturity securities, which may be sold prior to maturity and include fixed maturity securities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

  The Company uses book value, defined as original cost adjusted for impairments and discount accretion or premium amortization, as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

  Marketable equity securities and equity securities on loan are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund investments are carried at fair value, which generally are quoted market prices of the funds' net asset value.

  Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income (loss) in stockholder's equity.

  Mortgage loans and mortgage loans held for investment are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method. Mortgage loans for which the Company has recorded a specific valuation allowance are held at the present value of the expected future cash flows discounted at the loan's original effective interest rate, or the estimated fair value of the loan's underlying collateral.

  Alternative investments include private equity funds, mezzanine debt funds and hedge funds investing in limited partnerships. These investments are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received. The Company's income from these alternative investments is accounted for using the equity method and is included in net investment income or net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss) based on information provided by the investee. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. Any undistributed amounts held by the investee are recorded, based on the Company's ownership share, as unrealized gains or losses on the consolidated statements of operations and comprehensive income
  (loss). The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statements issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

  Real estate, included in other invested assets on the consolidated balance sheets, represents commercial real estate acquired in satisfaction of mortgage loan debt. The real estate acquired is considered held for sale for accounting purposes and is carried at the lower of cost or fair value less estimated cost to sell. As of December 31, 2013 and 2012, the Company had $4,560 and $4,755, respectively, of real estate held for sale.

  For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

  For structured fixed maturity securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

  Policy loans are carried at the unpaid principal balance.

  Cash and cash equivalents of sufficient credit quality are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

  A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 15. The use of restricted funds is limited to the satisfaction of the unremitted premiums and claims payable owed to the underwriter.

  The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $21,530 and $21,615 at December 31, 2013 and 2012, respectively.

  Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by an allowance for loan losses. The interest rates on the receivables outstanding at December 31, 2013 and 2012 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2013 and 2012 approximate the fair value at that date.

  DERIVATIVE FINANCIAL INSTRUMENTS

  The Company uses a variety of derivatives, including swaps, swaptions, futures, caps, floors, forwards and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

  Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and economically hedged items recorded in net realized investment gains (losses) or, in the case of certain life insurance product economic hedging, in policyholder benefits on the consolidated statements of operations and comprehensive income (loss). Interest income generated by derivative instruments is reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss). The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees which are deemed to be embedded derivatives. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The embedded derivative is bifurcated from the host insurance contract and accounted for as a freestanding derivative. Embedded derivatives are carried on the consolidated balance sheets at estimated fair value and are included within policy and contract account balances and future policy and contract benefits on the consolidated balance sheets. Changes in estimated fair value are reported in net realized investment gains (losses) or in policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

  The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative instruments with the changes in fair value reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

  REALIZED AND UNREALIZED GAINS AND LOSSES

  Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or sell the security, and current economic conditions.

  An other-than-temporary impairment (OTTI) is recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in the fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of the projected future cash flows expected to be collected is recognized as an OTTI in earnings (credit loss). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of the OTTI related to other-than credit factors (noncredit loss) is recorded as an other comprehensive loss. When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in accumulated other comprehensive income (loss) and not in earnings.

  For non-structured fixed maturity securities, an OTTI is recorded when the Company does not expect to recover the entire amortized cost basis of the security. The Company estimates the credit component of the loss based on a number of various liquidation scenarios that it uses to assess the revised expected cash flows from the security.

  For structured fixed maturity securities, an OTTI is recorded when the Company believes that based on expected discounted cash flows, the Company will not recover all amounts due under the contractual terms of the security. The credit loss component considers inputs from outside sources, including but not limited to, default rates, delinquency rates, loan to collateral ratios, third-party guarantees, current levels of subordination, vintage, geographic concentration, credit ratings and other information that management deems relevant in forming its assessment.

  The Company utilizes an accretable yield which is the equivalent of book yield at purchase date as the factor to discount the cash flows. The book yield is also analyzed to see if it warrants any changes due to prepayment assumptions.

  For equity securities, an OTTI is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period. When an OTTI has occurred, the entire difference between the equity security's cost and its fair value is charged to earnings. Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all equity securities that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities.

  Alternative investments that have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate that the value of the investment will not recover in a reasonable time period, the cost of the investment is written down and an OTTI is recorded in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

  All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as other-than-temporarily impaired or not is made based on these evaluations with documentation of the rationale for the decision.

  The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the balance sheet dates for either December 31, 2013 or 2012.

  The mortgage loan valuation allowance is estimated based on an evaluation of known and inherent risks within the loan portfolio and consists of an evaluation of a specific loan loss allowance and a general loan loss allowance. A specific loan loss allowance is recognized when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan. A nonperforming loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of nonperforming loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The specific valuation allowance is equal to the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, or, if the loan is in the process of foreclosure or otherwise collateral dependent, the estimated fair value of the loan's underlying collateral, less estimated selling costs. Mortgage loans that are deemed uncollectible are generally written-off against the valuation allowance, and recoveries, if any, are credited to the valuation allowance. The Company may recognize a general loan loss valuation allowance when it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Changes in the valuation allowance are recorded in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

  For a small portion of the portfolio, classified as troubled debt restructurings (TDRs), the Company grants concessions related to the borrowers' financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. If a loan is considered a TDR, the Company impairs the loan and records a specific valuation allowance, if applicable.

  SECURITIES LENDING

  The Company, through an agent, lends certain portfolio holdings and in turn receives cash collateral to be invested pursuant to the terms of an agreement with the lending agent.

  The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations and comprehensive income (loss).

  SEPARATE ACCOUNTS

  Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations and comprehensive income (loss) except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

  The Company periodically invests money in its separate accounts. At December 31, 2013 and 2012, the fair value of these investments included within equity securities on the consolidated balance sheets was $72,497 and $38,032, respectively.

  FINANCE CHARGE INCOME AND RECEIVABLES

  The Company's finance receivables portfolio primarily comprises smaller balance homogeneous direct installment loans, which are originated at the Company's network of over 135 retail branch locations in Illinois, Indiana, Kentucky, Missouri, Tennessee, and Wisconsin. The Company also holds a smaller portfolio of retail installment notes that are primarily originated through contracts with retail stores within the same regions as the branch locations.

  The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges, interest and late fees on smaller balance and homogeneous finance receivables is suspended once an account has recognized 60-days of accrued charges. The account is subsequently accounted for on a cash basis. Accrual is resumed when there are less than 60-days of accrued charges. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 30 days or if they are considered by management to be impaired.

  The majority of the Company's finance receivables are smaller balance homogeneous loans evaluated collectively for impairment. The Company applies a general valuation allowance to its entire loan portfolio via a direct charge to operations through the provision for credit losses at an amount, which in management's judgment, based on the overall risk characteristics of the portfolio, changes in the character or size of the portfolio and the level of nonperforming assets is adequate to absorb probable losses on existing receivables. Risk characteristics include consideration of historical loss experience, adjusted for current economic conditions such as delinquency rates, unemployment, and regulatory changes. The underlying assumptions, estimates, and assessments used are updated periodically to reflect management's view of current conditions. Changes in estimates can significantly affect the allowance for losses.

  It is the Company's general policy to charge off finance receivable accounts (net of unearned finance charges) when they are deemed uncollectible or when no collections were received during the preceding six months, except for certain accounts that have been individually reviewed by management and are deemed to warrant further collection effort.

  The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations, and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or collateral. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

  Impaired loans not considered TDRs are generally larger (greater than $50) real estate secured loans that are at least 60 days past due. A loan is classified as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to all of the contractual terms of the loan agreement. A specific valuation allowance is calculated based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance is considered to be fully collectible.

  TDRs are those loans for which the Company has granted a concession to a borrower experiencing financial difficulties without the receipt of additional compensation. TDRs generally occur as a result of loan modifications forced by personal bankruptcy court rulings, where the Company is required to reduce the remaining future principal and/or interest payments on a loan, or due to a borrower rolling an existing loan into a newly issued loan with extended terms. The Company expects borrowers whose loans have been modified under these situations to be able to meet their contractual obligations for the remaining term of the loan. As a result, the Company generally does not increase the general allowance already recognized, based on a TDR.

  DEFERRED POLICY ACQUISITION COSTS

  The costs after the effects of reinsurance, which relate directly to the successful acquisition of new or renewal contracts, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs that can be capitalized in the successful acquisition of new or renewal contracts include incremental direct costs of acquisitions, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

  For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

  For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality, expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

  For future separate account returns, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which a long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumption was 8% at December 31, 2013 and 2012. Factors regarding economic outlook and management's current view of the capital markets along with a historical analysis of long-term investment returns are considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15% during the five-year reversion period.

  Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected experience or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of DAC on the consolidated statements of operations and comprehensive income
  (loss).

  DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income
  (loss) on the consolidated statements of operations and comprehensive income
  (loss).

  The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

  SALES INDUCEMENTS

  The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:


                                                 2013               2012
                                           ---------------    ---------------
    Balance at beginning of year           $       13,962     $       11,851
    Capitalization                                 11,259              3,826
    Amortization and interest                      (1,189)            (1,918)
    Adjustment for unrealized losses                1,180                203
                                           ---------------    ---------------
    Balance at end of year                 $       25,212     $       13,962
                                           ===============    ===============

  GOODWILL AND OTHER INTANGIBLE ASSETS

  In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized. The Company may choose to perform a qualitative assessment in which the Company determines if the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit. If the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit, then no further review or testing is required. If the fair value of the reporting entity is not, more likely than not, greater than the carrying value of the reporting unit, or if the Company chooses not to perform a qualitative assessment, the goodwill is tested for impairment at the reporting unit level.

  The assessment or testing of goodwill is performed at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. When the Company chooses to perform or determines that testing is required, the fair value of the reporting unit is estimated using a combination of the income or discounted cash flows approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

  The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the fair value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

  SOFTWARE

  Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $53,491 and $45,369 as of December 31, 2013 and 2012, respectively, and amortized software expense of $18,122, $17,172 and $16,290 for the years ended December 31, 2013, 2012 and 2011, respectively.

  PROPERTY AND EQUIPMENT

  Property and equipment are carried at cost, net of accumulated depreciation of $142,847 and $138,864 at December 31, 2013 and 2012, respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2013, 2012 and 2011, was $9,958, $9,679, and $9,386, respectively.

  REINSURANCE

  Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

  POLICYHOLDER LIABILITIES

  Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

  Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. When estimating the expected gross margins for traditional life insurance products as of December 31, 2013, the Company has assumed an average rate of investment yields ranging from 3.79% to 5.36%.

  Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale. The adjustment to future policy benefits and claims represents the increase in policy reserves that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income
  (loss) on the consolidated statements of operations and comprehensive income
  (loss).

  Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

  Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

  PARTICIPATING BUSINESS

  Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2013 and 2012, the total participating business in force was $2,468,845 and $2,319,864, respectively. As a percentage of total life insurance in force, participating business in force represents 0.4% at both December 31, 2013 and 2012.

  INCOME TAXES

  The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

  Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations and comprehensive income (loss). Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

  The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

(3) RISKS

  The following is a description of certain significant risks facing the
  Company:

  CREDIT AND CASH FLOW ASSUMPTION RISK:

  Credit and cash flow assumption risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made.

  Following below is discussion regarding particular asset class concentration of credit risk:

  CONCENTRATION OF CREDIT RISK:

    CASH AND CASH EQUIVALENTS:

    Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

    FINANCIAL INSTRUMENTS:

    Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

    Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Alternative investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of alternative instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

    DERIVATIVES:

    The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. The Company has collateral arrangements in place that generally require a counterparty to post collateral when the fair value of the counterparty's derivatives reaches a pre-determined threshold. The aggregate counterparty exposure for a single counterparty is limited to 1% of admitted assets for AAA rated counterparties and 0.75% of admitted assets for A or AA rated counterparties. In addition, the combined exposure to any one issuer, including common stock, direct credit and net counterparty exposures is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners
    (NAIC).

    The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. The Company maintains ownership of pledged securities at all times.

    The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

  EQUITY MARKET RISK:

  Equity market risk is the risk that significant adverse fluctuations in the equity market can affect financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

  As of December 31, 2013, approximately 91.7% of separate account assets were exposed to equity market risks across the Company's variable product offerings. The Company attempts to minimize the impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

  The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

  As discussed above, the Company monitors its overall exposure to the equity market and attempts to maintain a diversified investment portfolio limiting its exposure to any single issuer.

  INTEREST RATE RISK:

  Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. In a declining or low interest rate environment, the Company is generally not able to reinvest at comparable yields. Lower interest rates could also result in lower net investment income, guaranteed crediting rates on certain products and increased pension and other postretirement benefit obligations due to a decreased discount rate assumption. Continued low interest rates also impact DAC estimated gross profit, recoverability and other projections as well as increase the risk for loss recognition events that may require higher reserves. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

  LEGAL/REGULATORY RISK:

  Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates could result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. Changes in tax, fiscal and other legislation may increase corporate taxes and impact the Company's business. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

  MORTALITY RISK:

  Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

  RATINGS RISK:

  Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk-based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

  REINSURANCE RISK:

  Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the ceding of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

(4) NEW ACCOUNTING PRONOUNCEMENTS

  In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2013-08, Financial Services - Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires that all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. ASU 2013-08 is effective for the annual reporting period beginning January 1, 2014 and is required to be applied prospectively. Beginning on January 1, 2014, changes in undistributed amounts related to the Company's alternative investments in entities that meet the ASU 2013-08 investment company definition will be recorded in other net realized investment gains (losses) rather than as unrealized gains or losses on the consolidated statements of operations and comprehensive income (loss). The Company is currently evaluating the impact of this new guidance and does not expect the adoption of ASU 2013-08 to have a material effect on the Company's consolidated financial position.

  In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic
  220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which requires an entity to provide information about significant amounts, by component, reclassified out of accumulated other comprehensive income either on the face of the statement where net income is presented or in the notes to the financial statements. The Company had no material impact to its consolidated results of operations or financial position as a result of the prospective adoption of ASU 2013-02, effective January 1, 2013, and has provided the required disclosures in note 20.

  In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210):
  Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about offsetting and related arrangements. Subsequently in January 2013, the FASB issued ASU 2013-01 Balance Sheet (Topic
  210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 and ASU 2013-01 were effective for annual reporting periods beginning on or after January 1, 2013 on a retrospective basis. The Company's adoption of ASU 2011-11 and ASU 2013-01 did not have any impact to its consolidated results of operations and financial position.

  In April 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determining of Whether a Restructuring Is a Troubled Debt Restructuring, which clarifies when creditors should classify a loan modification as a troubled debt restructuring (TDR). ASU 2011-02 was effective for non-public entities for reporting periods ending after December 15, 2012. The Company had no material impact to its consolidated results of operations and financial position due to the adoption of ASU 2011-02.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

  FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

  The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2013 and 2012. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

  The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. government securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

     Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith of the U.S. government, publicly traded corporate fixed maturity securities, structured notes, municipal fixed maturity securities, certain mortgage and asset-backed securities, certain separate account assets, and certain derivatives.

     Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include certain mortgage and asset backed securities, certain privately placed corporate fixed maturity securities, certain separate account assets and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

  The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

  Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

  The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis:

                                                                                DECEMBER 31, 2013
                                                        ------------------------------------------------------------------
                                                           LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                        -------------    --------------    -------------     -------------
    Fixed maturity securities, available-for-sale:
      U.S. government securities                        $    349,284     $          -      $          -      $    349,284
      Agencies not backed by the full faith and
       credit of the U.S. government                               -          358,396             1,468           359,864
      Foreign government securities                                -           48,422                 -            48,422
      Corporate securities                                         -        5,911,591           937,909         6,849,500
      Asset-backed securities                                      -          310,046           140,060           450,106
      Commercial mortgage-backed securities (CMBS)                 -        1,135,614            14,520         1,150,134
      Residential mortgage-backed securities (RMBS)                -        1,943,883               287         1,944,170
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities, available-
         for-sale                                            349,284        9,707,952         1,094,244        11,151,480
    Equity securities, available-for-sale                    403,213                -               196           403,409
    Fixed maturity securities on loan:
      U.S. government securities                              13,627                -                 -            13,627
      Corporate securities                                         -           24,026                 -            24,026
      Asset-backed securities                                      -                -             3,009             3,009
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities on loan               13,627           24,026             3,009            40,662
    Equity securities on loan                                  1,656                -                 -             1,656
    Derivative instruments:
      TBA derivative instruments                                   -           28,703                 -            28,703
      Other derivative instruments                                 9          195,663                 -           195,672
                                                        -------------    --------------    -------------     -------------
        Total derivative instruments                               9          224,366                 -           224,375
                                                        -------------    --------------    -------------     -------------
             Total investments                               767,789        9,956,344         1,097,449        11,821,582
    Cash equivalents                                         220,013               50                 -           220,063
    Securities held as collateral                              3,728           17,885                 -            21,613
    Separate account assets                                2,860,719       15,179,921             4,265        18,044,905
                                                        -------------    --------------    -------------     -------------
             Total financial assets                     $  3,852,249     $ 25,154,200      $  1,101,714      $ 30,108,163
                                                        =============    ==============    =============     =============

    Policy and contract account balances (1)            $          -     $          -      $    125,087      $    125,087
    Future policy and contract benefits (1)                        -                -              (853)             (853)
    Derivative instruments (2)                                     9          101,197                 -           101,206
    Securities lending collateral                              3,728           27,020                 -            30,748
                                                        -------------    --------------    -------------     -------------
             Total financial liabilities                $      3,737     $    128,217      $    124,234      $    256,188
                                                        =============    ==============    =============     =============

   (1) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed payout annuity floor, and equity-indexed annuity and life products are considered embedded derivatives, resulting in the related liabilities being separated from the host contract and recognized at fair value. The fair value of the minimum guaranteed withdrawal benefits embedded derivatives was a net asset and the amount was reported as a contra liability.

   (2) Included in other liabilities on the consolidated balance sheets.

  The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis (Continued):

                                                                                DECEMBER 31, 2012
                                                        ------------------------------------------------------------------
                                                           LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                        -------------    --------------    -------------     -------------
    Fixed maturity securities, available-for-sale:
      U.S. government securities                        $    387,852     $          -      $          -      $    387,852
      Agencies not backed by the full faith and
       credit of the U.S. government                               -          194,560             4,648           199,208
      Foreign government securities                                -           57,504                 -            57,504
      Corporate securities                                         -        6,020,295         1,070,286         7,090,581
      Asset-backed securities                                      -          331,855           147,988           479,843
      CMBS                                                         -        1,098,174            17,809         1,115,983
      RMBS                                                         -        1,821,944             2,647         1,824,591
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities, available-
         for-sale                                            387,852        9,524,332         1,243,378        11,155,562
    Equity securities, available-for-sale                    317,084                -               188           317,272
    Fixed maturity securities on loan:
      U.S. government securities                               9,144                -                 -             9,144
      Corporate securities                                         -           30,699                 -            30,699
      Asset-backed securities                                      -                -             7,717             7,717
                                                        -------------    --------------    -------------     -------------
        Total fixed maturity securities on loan                9,144           30,699             7,717            47,560
    Equity securities on loan                                  5,692                -                 -             5,692
    Derivative instruments:
      TBA derivative instruments                                   -           48,161                 -            48,161
      Other derivative instruments                                12          147,520                 -           147,532
                                                        -------------    --------------    -------------     -------------
        Total derivative instruments                              12          195,681                 -           195,693
                                                        -------------    --------------    -------------     -------------
             Total investments                               719,784        9,750,712         1,251,283        11,721,779
    Cash equivalents                                         201,699               50                 -           201,749
    Securities held as collateral                              9,052           19,189                 -            28,241
    Separate account assets (1)                            2,411,027       11,962,006               446        14,373,479
                                                        -------------    --------------    -------------     -------------
             Total financial assets                     $  3,341,562     $ 21,731,957      $  1,251,729      $ 26,325,248
                                                        =============    ==============    =============     =============

    Policy and contract account balances (2)            $          -     $          -      $     58,942      $     58,942
    Future policy and contract benefits (2)                        -                -            60,284            60,284
    Derivative instruments (3)                                     4           13,717                 -            13,721
    Securities lending collateral                              9,052           31,688                 -            40,740
                                                        -------------    --------------    -------------     -------------
             Total financial liabilities                $      9,056     $     45,405      $    119,226      $    173,687
                                                        =============    ==============    =============     =============

   (1) $11,787,137 of separate account assets previously included in Level 1 at December 31, 2012 have been reclassified to Level 2 to conform to the December 31, 2013 presentation.

   (2) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed payout annuity floor, and equity-indexed annuity and life products are considered embedded derivatives, resulting in the related liabilities being separated from the host contract and recognized at fair value.

   (3) Included in other liabilities on the consolidated balance sheets.

  The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

  FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

  When available, fair values of fixed maturity are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

  When quoted prices are not available, the Company's process is to obtain prices from third party pricing services, when available. The Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company's primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the evaluation inputs for securities covered and publishes and updates a summary of inputs used in its valuations by major security type. The market inputs utilized in the pricing evaluation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about a security's valuation, it discontinues providing a valuation for the security. In this instance, the Company would be required to produce an estimate of fair value.

  Prices are reviewed by affiliated asset managers and management to validate reasonability. Fixed maturity securities with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

  For fixed maturity securities where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement securities or securities that do not trade regularly - an internally developed matrix pricing, discounted cash flow or other model is used. The internal pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Certain other valuations are based on independent non-binding broker quotes. Fixed maturity securities valued using internally developed pricing models or broker quotes are reflected in Level 3.

  As of December 31, 2013, 91.2% of fixed maturity fair values were obtained from third party pricing services and 8.8% from the internal methods described above. As of December 31, 2012, 89.7% of fixed maturity fair values were obtained from third party pricing services and 10.3% from the internal methods described above.

  EQUITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

  The Company's equity securities consist primarily of investments in common stock of publicly traded companies. The fair values of equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1. The Company carries a small amount of non-exchange traded equity securities classified within Level 3.

  DERIVATIVE INSTRUMENTS

  Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

  The majority of the Company's derivative positions are traded in the over-the-counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

  CASH EQUIVALENTS

  Cash equivalents include money market instruments and highly rated commercial paper. Money market instruments are generally valued using unadjusted quoted prices in active markets and are reflected in Level 1. The remaining instruments are typically not traded in active markets and their fair values are based on market observable inputs and, accordingly, have been classified as Level 2.

  SEPARATE ACCOUNT ASSETS

  Separate account assets are reported as a summarized total and are carried at estimated fair value based on the underlying assets in which the separate accounts are invested. Valuations for fixed maturity securities, equity securities and cash equivalents are determined consistent with similar instruments as previously described. Valuations for certain mutual funds and pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by the fund managers with little readily determinable public pricing information.

  POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS

  Policy and contract account balances and future policy and contract account benefits include liabilities for living benefit guarantees and equity-indexed features on certain annuity contracts and life insurance policies accounted for as embedded derivatives. These guarantees take the form of guaranteed withdrawal and income benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

  The fair value for embedded derivatives is estimated using the present value of future benefits less the present value of future fees over the expected lives of the contracts using various capital market and actuarial assumptions. The cash flows are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives includes an adjustment for the Company's own credit risk and other non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to peer companies' debt ratings and the Company's own claims paying ability.

  POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS (CONTINUED)

  Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates.

  These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized in the valuation of embedded derivatives are unobservable and are considered to be significant inputs to the valuations, the embedded derivatives have been reflected within Level 3.

  The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2013:

                                               TOTAL REALIZED AND
                                                UNREALIZED GAINS
                                             (LOSSES) INCLUDED IN:
                                            -------------------------
                                                             OTHER
                                                            COMPRE-     TRANSFERS     TRANSFERS     PURCHASES,
                               BALANCE AT       NET         HENSIVE        IN TO        OUT OF      SALES AND      BALANCE AT
                               BEGINNING      INCOME         INCOME       LEVEL 3      LEVEL 3     SETTLEMENTS,      END OF
                                OF YEAR         (1)          (LOSS)         (2)          (2)          NET (3)         YEAR
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
   Fixed maturity securities,
    available-for sale:
     Agencies not backed by
      the full faith and
      credit of the U.S.
      government               $    4,648    $       -     $     (130)   $       -     $      -     $    (3,050)   $    1,468
     Corporate securities       1,070,286            -        (54,273)           -      (26,503)        (51,601)      937,909
     Asset-backed
      securities                  147,988        3,708        (10,900)       3,801            -          (4,537)      140,060
     CMBS                          17,809        1,902            957            -            -          (6,148)       14,520
     RMBS                           2,647          286           (238)           -            -          (2,408)          287
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
      Total fixed maturity
       securities,
       available-for-sale       1,243,378        5,896        (64,584)       3,801      (26,503)        (67,744)    1,094,244
   Equity securities,
    available-for-sale                188            1              8            -            -              (1)          196
   Fixed maturity securities,
    on loan:
     Asset-backed securities        7,717           44           (216)           -            -          (4,536)        3,009
   Separate account assets            446            -          1,076          208            -           2,535         4,265
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
      Total financial assets   $1,251,729    $   5,941     $  (63,716)   $   4,009     $(26,503)    $   (69,746)   $1,101,714
                              ===========   ==========    ===========   ==========    =========    ============   ===========

   (1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

   (2) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

   (3) The following table provides the bifurcation of the net purchases, sales and settlements.

  The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2013:

                                                                                                           PURCHASES,
                                                                                                            SALES AND
                                                                                                           SETTLEMENTS,
                                                     PURCHASES            SALES          SETTLEMENTS           NET
                                                  ---------------    --------------     --------------    --------------
   Fixed maturity securities,
    available-for-sale:
     Agencies not backed by the full faith and
      credit of the U.S. government               $         450      $           -      $      (3,500)     $     (3,050)
     Corporate securities                                31,095                  -            (82,696)          (51,601)
     Asset-backed securities                             37,646            (11,849)           (30,334)           (4,537)
     CMBS                                                     -             (3,242)            (2,906)           (6,148)
     RMBS                                                     -             (2,303)              (105)           (2,408)
                                                  ---------------    --------------     --------------    --------------
      Total fixed maturity securities,
       available-for-sale                                69,191            (17,394)          (119,541)          (67,744)
   Equity securities, available-for-sale                      -                 (1)                 -                (1)
   Fixed maturity securities, on loan:
     Asset-backed securities                              4,036               (855)            (7,717)           (4,536)
   Separate account assets                                2,954               (316)              (103)            2,535
                                                  ---------------    --------------     --------------    --------------
        Total financial assets                    $      76,181      $     (18,566)     $    (127,361)     $    (69,746)
                                                  ===============    ==============     ==============    ==============

  The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2012:

                                               TOTAL REALIZED AND
                                                UNREALIZED GAINS
                                             (LOSSES) INCLUDED IN:
                                            -------------------------
                                                             OTHER
                                                            COMPRE-     TRANSFERS     TRANSFERS     PURCHASES,
                               BALANCE AT       NET         HENSIVE        IN TO        OUT OF      SALES AND      BALANCE AT
                               BEGINNING      INCOME         INCOME       LEVEL 3      LEVEL 3     SETTLEMENTS,      END OF
                                OF YEAR         (1)          (LOSS)         (2)          (2)          NET (3)         YEAR
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
   Fixed maturity securities,
    available-for sale:
     Agencies not backed by
      the full faith and
      credit of the U.S.
      government               $    6,883    $       -     $     (235)   $       -    $       -     $    (2,000)   $    4,648
     Corporate securities         804,515           52         27,931       45,541            -         192,247     1,070,286
     Asset-backed securities      132,336            -          1,812       20,645       (3,601)         (3,204)      147,988
     CMBS                              11          457          2,064       19,523            -          (4,246)       17,809
     RMBS                           1,027         (259)           830           22            -           1,027         2,647
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
      Total fixed maturity
       securities, available-
       for-sale                   944,772          250         32,402       85,731       (3,601)        183,824     1,243,378
   Equity securities,
    available-for-sale                  3            3             28            -            -             154           188
   Fixed maturity securities,
    on loan:
     Asset-backed securities            -            -            533        7,753            -            (569)        7,717
   Separate account assets              -            -           (117)         381            -             182           446
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
      Total financial assets   $  944,775    $     253     $   32,846    $  93,865    $ (3,601)     $   183,591    $1,251,729
                              ===========   ==========    ===========   ==========    =========    ============   ===========

   (1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss).

   (2) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

   (3) The following table provides the bifurcation of the net purchases, sales and settlements.

  The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2012:

                                                                                                           PURCHASES,
                                                                                                            SALES AND
                                                                                                           SETTLEMENTS,
                                                     PURCHASES            SALES           SETTLEMENTS          NET
                                                  ---------------    --------------     --------------    --------------
   Fixed maturity securities, available-for-sale:
    Agencies not backed by the full faith and
     credit of the U.S. government                 $           -      $          -      $      (2,000)     $     (2,000)
    Corporate securities                                 264,494              (902)           (71,345)          192,247
    Asset-backed securities                               28,471                 -            (31,675)           (3,204)
    CMBS                                                     202              (631)            (3,817)           (4,246)
    RMBS                                                   2,179              (395)              (757)            1,027
                                                  ---------------    --------------     --------------    --------------
      Total fixed maturity securities,
       available-for-sale                                295,346            (1,928)          (109,594)          183,824
   Equity securities, available-for-sale                     157                (3)                 -               154
   Fixed maturity securities, on loan:
    Asset-backed securities                                  105                 -               (674)             (569)
   Separate account assets                                   182                 -                  -               182
                                                  ---------------    --------------     --------------    --------------
      Total financial assets                       $     295,790      $     (1,931)     $    (110,268)     $    183,591
                                                  ===============    ==============     ==============    ==============

  Transfers of securities among the levels occur at the beginning of the reporting period.

  There were no transfers between Level 1 and Level 2 for the years ended December 31, 2013 and 2012.

  There were no changes in unrealized gains (losses) included in net income related to Level 3 assets held as of December 31, 2013 and 2012.

  The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2013:

                                               TOTAL REALIZED AND
                                                UNREALIZED GAINS
                                             (LOSSES) INCLUDED IN:
                                            -------------------------
                                                             OTHER
                                                            COMPRE-
                               BALANCE AT       NET         HENSIVE     TRANSFERS     TRANSFERS                   BALANCE AT
                               BEGINNING      INCOME         INCOME        IN TO        OUT OF                       END OF
                                OF YEAR         (1)          (LOSS)       LEVEL 3      LEVEL 3     SETTLEMENTS        YEAR
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
   Policy and contract
    account balances           $   58,942    $  66,145     $        -    $      -     $      -      $        -     $ 125,087
   Future policy and contract
    benefits                       60,284      (60,981)             -           -            -            (156)         (853)
                              -----------   ----------    -----------   ----------    ---------    ------------    ----------
     Total financial
      liabilities              $  119,226    $   5,164     $        -    $      -     $      -      $     (156)    $ 124,234
                              ===========   ==========    ===========   ==========    =========    ============    ==========

   (1) The amounts in this column related to future policy and contract benefits are reported as losses within net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss) and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

  The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2012:

                                               TOTAL REALIZED AND
                                                UNREALIZED GAINS
                                             (LOSSES) INCLUDED IN:
                                            -------------------------
                                                             OTHER
                                                            COMPRE-
                               BALANCE AT       NET         HENSIVE     TRANSFERS     TRANSFERS                   BALANCE AT
                               BEGINNING      INCOME         INCOME        IN TO        OUT OF                       END OF
                                OF YEAR         (1)          (LOSS)       LEVEL 3      LEVEL 3     SETTLEMENTS        YEAR
                              -----------   ----------    -----------   ----------    ---------    ------------   -----------
   Policy and contract
    account balances           $   35,469    $  23,473     $        -    $      -      $      -     $        -      $  58,942
   Future policy and
    contract benefits              81,183      (20,597)             -           -             -           (302)        60,284
                              -----------   ----------    -----------   ----------    ---------    ------------    ----------
     Total financial
      liabilities              $  116,652    $   2,876     $        -    $      -      $      -     $     (302)     $ 119,226
                              ===========   ==========    ===========   ==========    =========    ============    ==========

   (1) The amounts in this column related to future policy and contract benefits are reported as gains within net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss) and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

  The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2013 was $(7,185), of which $59,090 was included in net realized investment gains (losses) and $(66,275) was included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss). The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2012 was $(4,796), of which $18,727 was included in net realized investment gains (losses) and $(23,523) was included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss).

  QUANTITATIVE INFORMATION REGARDING LEVEL 3 ASSETS AND LIABILITIES

  The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2013:

                                                                                                              RANGE
        LEVEL 3 INSTRUMENT         FAIR VALUE       VALUATION TECHNIQUE        UNOBSERVABLE INPUT       (WEIGHTED AVERAGE)
   ---------------------------    -----------    -------------------------    --------------------    ---------------------
   Fixed maturity securities,
    available-for-sale:

      Agencies not backed by
       the full faith and
       credit of the U.S.                                                     Yield/spread to
       government                 $    1,024       Discounted cash flow       U.S. Treasuries (1)            57 bps

                                                                              Yield/spread to           47 bps - 366 bps
      Corporate securities           935,202       Discounted cash flow       U.S. Treasuries (1)           (165 bps)

                                                                              Yield/spread to           47 bps - 792 bps
      Asset-backed securities         72,615       Discounted cash flow       U.S. Treasuries (1)           (204 bps)

   Liabilities:

      Policy and contract                          Discounted cash flow/      Mortality rates (2)       Annuity 2000 table
       account balances           $  125,087     Option pricing techniques    Lapse rates (3)               0% to 16%
                                                                              Market volatility (6)         0% to 20%

                                                                                                            1983a and
      Future policy and                            Discounted cash flow/      Mortality rates (2)       annuity 2000 table
       contract benefits                (853)    Option pricing techniques    Lapse rates (3)               0% to  15%
                                                                              Utilization rates (4)         0% to 100%
                                                                              Withdrawal rates (5)          0% to   7%
                                                                              Market volatility (6)         0% to  20%
                                                                              Nonperformance risk
                                                                               spread (7)                      0.2%

   (1) The yield/spread to U.S. Treasuries input represents an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

   (2) The mortality rate input represents the estimate probability of when an individual belonging to a particular group categorized according to age or some other factor such as occupation, will die.

   (3) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range represents the lapse rate during the surrender charge period for indexed annuity contracts.

   (4) The utilization rate input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

   (5) The withdrawal rate input represents the estimated magnitude of annual contract holder withdrawals relative to the contracts' benefit base.

   (6) The market volatility input represents overall volatilities assumed for underlying equity indexed and variable annuity funds, which include a mixture of equity and fixed income assets.

   (7) The nonperformance risk spread input represents the estimated additional own credit spread that market participants would apply to the market observable discount rate when pricing a contract.

  QUANTITATIVE INFORMATION REGARDING LEVEL 3 ASSETS AND LIABILITIES

  The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2012:

                                                                                                             RANGE
       LEVEL 3 INSTRUMENT         FAIR VALUE       VALUATION TECHNIQUE        UNOBSERVABLE INPUT       (WEIGHTED AVERAGE)
   ---------------------------    -----------    -------------------------    --------------------    ---------------------
   Fixed maturity securities,
    available-for-sale:

    Agencies not backed by
     the full faith and
     credit of the U.S.                                                       Yield/spread to
     government                   $    4,648       Discounted cash flow       U.S. Treasuries (1)            63 bps

                                                                              Yield/spread to           90 bps - 479 bps
    Corporate securities           1,028,566       Discounted cash flow       U.S. Treasuries (1)           (185 bps)

                                                                              Yield/spread to           53 bps - 465 bps
    Asset-backed securities           85,041       Discounted cash flow       U.S. Treasuries (1)           (165 bps)

   Liabilities:

    Policy and contract                            Discounted cash flow/      Mortality rates (2)       Annuity 2000 table
     account balances             $   58,942     Option pricing techniques    Lapse rates (3)                0% to 16%
                                                                              Market volatility (6)          0% to 25%

                                                                                                             1983a and
    Future policy and                              Discounted cash flow/      Mortality rates (2)       annuity 2000 table
     contract benefits                60,284     Option pricing techniques    Lapse rates (3)                0% to   15%
                                                                              Utilization rates (4)          0% to  100%
                                                                              Withdrawal rates (5)           0% to    7%
                                                                              Market volatility (6)          0% to   23%
                                                                              Nonperformance risk
                                                                               spread (7)                      0.2%


   (1) The yield/spread to U.S. Treasuries input represents an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

   (2) The mortality rate input represents the estimate probability of when an individual belonging to a particular group categorized according to age or some other factor such as occupation, will die.

   (3) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range represents the lapse rate during the surrender charge period for indexed annuity contracts.

   (4) The utilization rate input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

   (5) The withdrawal rate input represents the estimated magnitude of annual contract holder withdrawals relative to the contracts' benefit base.

   (6) The market volatility input represents overall volatilities assumed for underlying equity indexed and variable annuity funds, which include a mixture of equity and fixed income assets.

   (7) The nonperformance risk spread input represents the estimated additional own credit spread that market participants would apply to the market observable discount rate when pricing a contract.

  Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where observable inputs are not reasonably available to the Company.

  SENSITIVITY OF FAIR VALUE MEASUREMENTS TO CHANGES IN UNOBSERVABLE INPUTS

  The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities previously described:

  FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE

  For any increase (decrease) in the yield/spread to U.S. Treasuries, the fair value of the assets will decrease (increase).

  POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT BENEFITS

  For any increase (decrease) in mortality rate, lapse rate and nonperformance risk spread inputs, the fair value of the liabilities will decrease (increase). For any increase (decrease) in the utilization, withdrawal and market volatility rates, the fair value of the liabilities will increase (decrease).

  For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

  NON-RECURRING FAIR VALUE MEASUREMENTS

  The following tables summarize the Company's financial assets measured at fair value on a non-recurring basis:

                                                               DECEMBER 31, 2013
                                       ------------------------------------------------------------------
                                          LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                       -------------    --------------    -------------     -------------
    Other invested assets:
      Real estate held for sale        $          -     $          -      $      4,560      $      4,560
                                       -------------    --------------    -------------     -------------
        Total financial assets         $          -     $          -      $      4,560      $      4,560
                                       =============    ==============    =============     =============

                                                               DECEMBER 31, 2012
                                       ------------------------------------------------------------------
                                          LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                       -------------    --------------    -------------     -------------
    Other invested assets:
      Real estate held for sale        $          -     $          -      $      4,755      $      4,755
                                       -------------    --------------    -------------     -------------
        Total financial assets         $          -     $          -      $      4,755      $      4,755
                                       =============    ==============    =============     =============

  Real estate held for sale represents commercial real estate acquired in satisfaction of mortgage loan debt. The estimated fair value is obtained from third-party and/or internal appraisals for each of the acquired properties less estimated costs to sell. The estimated fair value is categorized as Level 3 due to lack of transparency and unobservability in collateral valuation.

  FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE

  The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

  The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                       DECEMBER 31, 2013
                                      ------------------------------------------------------------------------------------
                                        CARRYING                                      FAIR
                                          VALUE                                       VALUE
                                      --------------    ------------------------------------------------------------------
                                          TOTAL            LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                      --------------    -------------     -------------    -------------     -------------
    Assets:
       Mortgage loans, net            $  1,760,316      $          -      $          -     $  1,768,515      $  1,768,515
       Policy loans                        356,696                 -                 -          410,567           410,567

    Liabilities:
       Deferred annuities             $  2,464,519      $          -      $          -     $  2,559,824      $  2,559,824
       Annuity certain contracts            78,251                 -                 -           82,937            82,937
       Other fund deposits               1,954,808                 -                 -        1,950,305         1,950,305
       Supplementary contracts
         without life contingencies         76,613                 -                 -           76,613            76,613
       Short-term debt                      50,000                 -                 -           50,000            50,000
       Long-term debt                      318,000                 -                 -          320,311           320,311
       Separate account liabilities     11,738,365         2,860,719         8,873,381            4,265        11,738,365

                                                                       DECEMBER 31, 2012
                                      ------------------------------------------------------------------------------------
                                        CARRYING                                      FAIR
                                          VALUE                                       VALUE
                                      --------------    ------------------------------------------------------------------
                                          TOTAL            LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                      --------------    -------------     -------------    -------------     -------------
    Assets:
       Mortgage loans, net            $  1,538,502      $          -      $          -     $  1,621,871      $  1,621,871
       Policy loans                        352,756                 -                 -          432,372           432,372

    Liabilities:
       Deferred annuities             $  2,566,965      $          -      $          -     $  2,719,308      $  2,719,308
       Annuity certain contracts            81,624                 -                 -           91,152            91,152
       Other fund deposits               1,913,680                 -                 -        1,925,248         1,925,248
       Supplementary contracts
         without life contingencies         72,361                 -                 -           72,361            72,361
       Short-term debt                      50,000                 -                 -           50,000            50,000
       Long-term debt                      268,000                 -                 -          270,236           270,236
       Separate account liabilities      9,578,276         2,411,027         7,166,803              446         9,578,276

  FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE (CONTINUED)

  Fair values of mortgage loans are based upon matrix pricing and discounted cash flows which may not necessarily equal the exit price a market participant would pay for the loan. Fair values of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

  The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2013 and 2012 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

  The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

  The carrying amount of short-term debt approximates the fair value. The fair value of long-term debt is estimated based primarily on borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

  Certain separate account liabilities represent balances due to policyholders under contracts that are classified as investment contracts. Since these separate account liabilities are fully funded by the cash flows from the separate account assets which are recognized at estimated fair value, the value of those assets approximates the carrying and fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

(6) INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES

  The Company's fixed maturity portfolio consists primarily of public and private corporate fixed maturity securities, mortgage and other asset backed securities, and U.S. government and agency obligations.

  The carrying value of the Company's fixed maturity portfolio totaled $11,192,142 and $11,203,122 at December 31, 2013 and 2012, respectively. Fixed maturity securities represent 76.1% and 77.7% of total invested assets at December 31, 2013 and 2012, respectively. At December 31, 2013 and 2012 publicly traded fixed maturity securities comprised 79.2% and 79.3%, respectively, of the total fixed maturity portfolio.

  The Company invests in private placement fixed maturity securities to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded securities. Generally, private placement fixed maturity securities provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement securities generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded fixed maturity securities.

  The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

  The Company's RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (E.G., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers. The Company's RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company's portfolio consisted of $1,834,149 and $1,628,421 agency backed RMBS and $110,021 and $196,170 non-agency backed RMBS as of December 31, 2013 and 2012, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards. The fair value of the Company's subprime securities as of December 31, 2013 was $24,772 with unrealized losses totaling $372. The fair value of the Company's subprime securities as of December 31, 2012 was $54,144 with unrealized losses totaling $1,158.

  The Company's asset-backed securities investment portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

  The equity securities portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's equity security portfolio totaled $405,065 and $322,964 as of December 31, 2013 and 2012, respectively.

  The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:

                                                                 GROSS           GROSS
                                               AMORTIZED      UNREALIZED       UNREALIZED         OTTI IN
    DECEMBER 31, 2013                            COST            GAINS           LOSSES          AOCL (1)       FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $   334,064     $     21,479     $      6,259     $         -     $     349,284
    Agencies not backed by the full faith
     and credit of the U.S. government           381,881            4,332           26,349               -           359,864
    Foreign government securities                 44,558            3,864                -               -            48,422
    Corporate securities                       6,545,791          392,515           92,743          (3,937)        6,849,500
    Asset-backed securities                      432,732           20,601            4,530          (1,303)          450,106
    CMBS                                       1,137,387           34,851           30,578          (8,474)        1,150,134
    RMBS                                       1,906,464           63,243           21,813           3,724         1,944,170
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities,
         available-for-sale                   10,782,877          540,885          182,272          (9,990)       11,151,480
    Equity securities - unaffiliated             336,108           73,038            5,737               -           403,409
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $11,118,985     $    613,923     $    188,009     $    (9,990)    $  11,554,889
                                             ============    =============    =============    ============    =============


   (1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

  The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows (Continued):

                                                                 GROSS            GROSS
                                              AMORTIZED       UNREALIZED        UNREALIZED       OTTI IN
    DECEMBER 31, 2012                            COST            GAINS            LOSSES         AOCL (1)       FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $   351,678     $     36,616      $       442     $         -     $     387,852
    Agencies not backed by the full faith
     and credit of the U.S. government           189,441           11,209            1,442               -           199,208
    Foreign government securities                 48,309            9,195                -               -            57,504
    Corporate securities                       6,392,095          696,526            5,783          (7,743)        7,090,581
    Asset-backed securities                      436,413           39,777              689          (4,342)          479,843
    CMBS                                       1,029,303           74,369            2,322         (14,633)        1,115,983
    RMBS                                       1,687,349          146,730            1,112           8,376         1,824,591
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities,
         available-for-sale                   10,134,588        1,014,422           11,790         (18,342)       11,155,562
    Equity securities - unaffiliated             271,869           49,030            3,627               -           317,272
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $10,406,457     $  1,063,452      $    15,417     $   (18,342)    $  11,472,834
                                             ============    =============    =============    ============    =============


   (1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

  The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

                                                                 GROSS           GROSS
                                               AMORTIZED      UNREALIZED       UNREALIZED        OTTI IN
    DECEMBER 31, 2013                             COST           GAINS           LOSSES            AOCL         FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $    13,829     $          -     $        202     $         -     $     13,627
    Corporate securities                          23,806            1,090              870               -           24,026
    Asset-backed securities                        3,024                -               15               -            3,009
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities           40,659            1,090            1,087               -           40,662
    Equity securities - unaffiliated               1,403              253                -               -            1,656
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $    42,062     $      1,343     $      1,087     $         -     $     42,318
                                             ============    =============    =============    ============    =============

                                                                 GROSS            GROSS
                                              AMORTIZED        UNREALIZED      UNREALIZED        OTTI IN
    DECEMBER 31, 2012                            COST            GAINS           LOSSES            AOCL         FAIR VALUE
    -------------------------------------    ------------    -------------    -------------    ------------    -------------
    U.S. government securities               $     9,151     $          6      $        13     $         -     $      9,144
    Corporate securities                          27,376            3,323                -               -           30,699
    Asset-backed securities                        7,122              595                -               -            7,717
                                             ------------    -------------    -------------    ------------    -------------
        Total fixed maturity securities           43,649            3,924               13               -           47,560
    Equity securities - unaffiliated               4,789              906                3               -            5,692
                                             ------------    -------------    -------------    ------------    -------------
             Total                           $    48,438     $      4,830      $        16     $         -     $     53,252
                                             ============    =============    =============    ============    =============

  The amortized cost and fair value of fixed maturity securities at December 31, 2013, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                  AVAILABLE-FOR-SALE
                                                           AVAILABLE-FOR-SALE                     SECURITIES ON LOAN
                                                    ----------------------------------    -----------------------------------
                                                       AMORTIZED            FAIR             AMORTIZED               FAIR
                                                          COST              VALUE               COST                VALUE
                                                    ---------------    ---------------    ---------------     ---------------
    Due in one year or less                         $      498,669     $      508,383     $            -      $            -
    Due after one year through five years                2,103,552          2,286,747              6,258               6,626
    Due after five years through ten years               3,464,110          3,621,539             23,448              23,119
    Due after ten years                                  1,239,963          1,190,401              7,929               7,908
                                                    ---------------    ---------------    ---------------     ---------------
                                                         7,306,294          7,607,070             37,635              37,653
    Asset-backed and mortgage-backed
       securities                                        3,476,583          3,544,410              3,024               3,009
                                                    ---------------    ---------------    ---------------     ---------------
         Total                                      $   10,782,877     $   11,151,480     $       40,659      $       40,662
                                                    ===============    ===============    ===============     ===============

  The Company had certain investments with a reported fair value lower than the cost of the investments as follows:


                                                                        DECEMBER 31, 2013
                                       -------------------------------------------------------------------------------------
                                                 LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                       -----------------------------------------    ----------------------------------------
                                                                    UNREALIZED                                   UNREALIZED
                                         FAIR         AMORTIZED     LOSSES AND         FAIR       AMORTIZED      LOSSES AND
                                         VALUE          COST       OTTI IN AOCL        VALUE         COST       OTTI IN AOCL
                                       ----------    -----------   -------------    ----------    ----------    ------------
    U.S. government securities         $ 214,931     $  220,885    $      5,954     $   2,931     $   3,236     $       305
    Agencies not backed by the full
     faith and credit of the U.S.
     government                          220,306        242,301          21,995        13,006        17,360           4,354
    Corporate securities               1,317,137      1,394,311          77,174        98,017       113,586          15,569
    Asset-backed securities              100,801        105,021           4,220         2,794         3,104             310
    CMBS                                 440,581        466,902          26,321        38,646        43,302           4,656
    RMBS                                 760,756        782,389          21,633        43,150        50,587           7,437
    Equity securities - unaffiliated      65,183         70,860           5,677         2,097         2,157              60


                                                                        DECEMBER 31, 2012
                                       -------------------------------------------------------------------------------------
                                                 LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                       -----------------------------------------    ----------------------------------------
                                                                    UNREALIZED                                   UNREALIZED
                                          FAIR        AMORTIZED     LOSSES AND         FAIR       AMORTIZED      LOSSES AND
                                         VALUE          COST       OTTI IN AOCL        VALUE         COST        OTTI IN AOCL
                                       ----------    -----------   -------------    ----------    ----------    ------------
    U.S. government securities         $ 160,563     $  161,005    $        442     $       -     $       -     $         -
    Agencies not backed by the full
     faith and credit of the U.S.
     government                           19,460         20,902           1,442             -             -               -
    Corporate securities                 271,896        277,076           5,180         4,157         4,760             603
    Asset-backed securities                3,274          3,276               2        11,093        11,781             688
    CMBS                                  78,921         79,345             424        34,998        37,526           2,528
    RMBS                                  20,265         20,823             558        65,764        79,890          14,126
    Equity securities - unaffiliated      59,607         61,951           2,344         4,417         5,700           1,283

  The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

                                                                        DECEMBER 31, 2013
                                       -------------------------------------------------------------------------------------
                                                 LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                       -----------------------------------------    ----------------------------------------
                                                                    UNREALIZED                                   UNREALIZED
                                         FAIR        AMORTIZED      LOSSES AND        FAIR        AMORTIZED      LOSSES AND
                                         VALUE          COST       OTTI IN AOCL       VALUE          COST       OTTI IN AOCL
                                       ----------    -----------   -------------    ----------    ----------    ------------
    U.S. government securities         $  13,627     $   13,829    $        202     $       -     $       -     $         -
    Corporate securities                  10,684         11,554             870             -             -               -
    Asset-backed securities                3,009          3,024              15             -             -               -

                                                                        DECEMBER 31, 2012
                                       -------------------------------------------------------------------------------------
                                                 LESS THAN 12 MONTHS                         12 MONTHS OR GREATER
                                       -----------------------------------------    ----------------------------------------
                                                                     UNREALIZED                                  UNREALIZED
                                          FAIR        AMORTIZED      LOSSES AND        FAIR       AMORTIZED      LOSSES AND
                                         VALUE           COST       OTTI IN AOCL       VALUE         COST       OTTI IN AOCL
                                       ----------    -----------   -------------    ----------    ----------    ------------
    U.S. government securities         $   3,854     $    3,867    $         13     $       -     $       -     $         -
    Equity securities - unaffiliated         261            264               3             -             -               -

  For fixed maturity securities in an unrealized loss position, the Company expects to collect all principal and interest payments. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2013, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

  The following paragraphs summarize the Company's evaluation of investment categories with unrealized losses as of December 31, 2013.

  U.S. government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

  Agencies not backed by the full faith and credit of the U.S. government securities are temporarily impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

  Corporate security valuations are impacted by both interest rates and credit industry specific issues. The Company recognizes an OTTI due to credit issues if the Company feels the security will not recover in a reasonable period of time. Unrealized losses are primarily due to the interest rate environment and credit spreads.

  Asset-backed securities, CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

  The Company's RMBS portfolio primarily consists of residential mortgages to prime borrowers. The depressed U.S. housing market continues to impact the valuations across the entire asset class. As of December 31, 2013, 94.3% of the RMBS portfolio was invested in agency pass-through securities. At December 31, 2013, the Company had RMBS securities that were in an unrealized loss position for twelve months or longer. The fair values of these securities were 58.9% investment grade (BBB or better). Credit support for the RMBS holdings remains high.

  The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Weaknesses in commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. At December 31, 2013, the Company had CMBS securities that had been in an unrealized loss position for twelve months or longer. The fair values of these securities were 100% investment grade.

  Equity securities with unrealized losses at December 31, 2013 primarily represent highly diversified publicly traded equity securities that have positive outlooks for near-term future recovery.

  At December 31, 2013 and 2012, fixed maturity securities and cash equivalents with a carrying value of $24,605 and $25,548, respectively, were on deposit with various regulatory authorities as required by law.

  MORTGAGE LOANS

  The Company underwrites commercial mortgages on general purpose income producing properties and the Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $1,760,316 and $1,538,502 at December 31, 2013 and 2012, respectively.

  All of the Company's commercial mortgage loan investments are owned by Minnesota Life Insurance Company and are managed and serviced directly by an affiliate, Advantus Capital Management, Inc. (Advantus). The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

  The following table shows the composition of the Company's commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31:

                                                   2013               2012
                                              ---------------    ---------------
    Industrial                                $      702,020     $      584,598
    Office buildings                                 384,787            372,045
    Retail facilities                                368,865            323,974
    Apartment                                        196,878            167,751
    Other                                            107,766             90,134
                                              ---------------    ---------------
         Total                                $    1,760,316     $    1,538,502
                                              ===============    ===============

  If information is obtained on commercial mortgage loans that indicate a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

  A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan. The valuation allowance includes a specific allowance for loans that are determined to be nonperforming and a general allowance for loans that are on the surveillance list where a probable loss exists but cannot be specifically identified to a specific loan.

  The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:

                                                          2013               2012                2011
                                                    ---------------     --------------     ---------------
    Balance at beginning of year                    $        3,800      $       4,130      $        3,700
          Addition to (release of) allowance                   877               (330)              1,830
          Write-downs, net of recoveries                         -                  -              (1,400)
                                                    ---------------     --------------     ---------------
    Balance at end of year                          $        4,677      $       3,800      $        4,130
                                                    ===============     ==============     ===============

    End of year valuation allowance basis:
          Specific allowance                        $        3,094      $       1,221      $        1,035
          General allowance                                  1,583              2,579               3,095
                                                    ---------------     --------------     ---------------
    Total valuation allowance                       $        4,677      $       3,800      $        4,130
                                                    ===============     ==============     ===============

  As of December 31, 2013, the Company had 3 loans with a total carrying value of $17,974 net of a $3,094 specific valuation allowance. As of December 31, 2013, The Company had 7 loans with a total carrying value of $18,574, net of a $1,583 general valuation allowance. The 3 loans having a specific valuation allowance were held in the office and retail facilities classes. For those 3 loans, the interest income recognized for the year ended December 31, 2013 was $1,188. In addition, two of the loans that had a specific valuation allowance were modified in a troubled debt restructuring and one was in the process of foreclosure. A troubled debt restructuring is where the Company grants concessions related to the borrower's financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. There were no troubled debt restructurings that subsequently defaulted during 2013. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2013.

  As of December 31, 2012, the Company had three loans with a total carrying value of $12,721, net of a $1,221 specific valuation allowance. As of December 31, 2012, The Company had 16 loans with a total carrying value of $39,245, net of a $2,579 general valuation allowance. The three loans having a specific valuation allowance were held in the industrial, office and retail facilities classes. For those three loans, the interest income recognized for the year ended December 31, 2012 was $882. In addition, these three loans that had a specific valuation allowance were modified in a troubled debt restructuring. There were no troubled debt restructurings that subsequently defaulted during 2012.

  As of December 31, 2013, the Company had one delinquent mortgage loan.

  The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

  The following table provides a summary of performing and nonperforming mortgage loans as of December 31:


                                                 2013               2012
                                            ---------------    ---------------
    Performing mortgage loans               $    1,753,116     $    1,538,502
    Nonperforming mortgage loans                     7,200                  -
                                            ---------------    ---------------
         Total                              $    1,760,316     $    1,538,502
                                            ===============    ===============

  The one loan classsified as a nonperforming mortgage loan at December 31, 2013 was held in the office buildings class.

  Periodically the Company may acquire real estate in satisfaction of debt. The acquired real estate is recognized at the lower of the loan's amortized cost balance or the acquired property's fair value less expected selling costs.

  The following table provides a summary of real estate acquired in satisfaction of mortgage loan debt for the years ended December 31:

                                                                          2013                 2012               2011
                                                                     ---------------     ---------------     --------------
  Number of properties acquired                                                   -                   2                  2
  Carrying value of mortgage loans prior to real estate
   acquisition                                                        $           -       $       8,420       $      8,065
  Loss recognized upon acquisition in satisfaction of debt                        -                   -             (2,865)

  ALTERNATIVE INVESTMENTS

  Alternative investments primarily consist of venture capital funds, middle market leveraged buyout funds, distressed debt funds, mezzanine debt funds, hedge funds and other miscellaneous equity investments. Alternative investments are diversified by type, general partner, vintage year, and geographic location - both domestic and international.

  The Company's composition of alternative investments by type were as follows:


                                                            DECEMBER 31, 2013                     DECEMBER 31, 2012
                                                    ----------------------------------    ----------------------------------
                                                       CARRYING           PERCENT            CARRYING            PERCENT
                                                        VALUE             OF TOTAL            VALUE              OF TOTAL
                                                    ---------------    ---------------    ---------------     ---------------
    Alternative investments
        Private equity funds                        $      289,908              58.5%     $      289,248               58.5%
        Mezzanine debt funds                               203,391              41.1%            202,033               40.8%
        Hedge funds                                          1,920               0.4%              3,609                0.7%
                                                    ---------------    ---------------    ---------------     ---------------
             Total alternative investments          $      495,219             100.0%     $      494,890              100.0%
                                                    ===============    ===============    ===============     ===============

    NET INVESTMENT INCOME

  Net investment income for the years ended December 31 was as follows:

                                           2013               2012               2011
                                      ---------------    ---------------    ---------------
    Fixed maturity securities         $      514,123     $      514,058     $      504,157
    Equity securities                         12,418              9,493              8,131
    Mortgage loans                            93,430             88,753             84,450
    Policy loans                              24,121             24,513             24,600
    Cash equivalents                              38                 11                 86
    Alternative investments                   16,036             11,548             13,948
    Derivative instruments                      (217)                23                627
    Other invested assets                      1,308              2,198              2,868
                                      ---------------    ---------------    ---------------
       Gross investment income               661,257            650,597            638,867
    Investment expenses                      (22,249)           (21,264)           (20,743)
                                      ---------------    ---------------    ---------------
       Total                          $      639,008     $      629,333     $      618,124
                                      ===============    ===============    ===============

  NET REALIZED INVESTMENT GAINS (LOSSES)

  Net realized investment gains (losses) for the years ended December 31 were as follows:

                                             2013               2012               2011
                                        ---------------    ---------------    ---------------
    Fixed maturity securities           $       (1,476)     $      37,112     $       20,734
    Equity securities                           19,860             10,741              6,546
    Mortgage loans                                (762)               215             (4,138)
    Alternative investments                     16,843             26,249             39,886
    Derivative instruments                     (71,487)             9,015            (10,518)
    Other invested assets                         (407)              (723)            (1,823)
    Securities held as collateral                  601                120                888
                                        ---------------    ---------------    ---------------
         Total                          $      (36,828)     $      82,729     $       51,575
                                        ===============    ===============    ===============

  Gross realized gains (losses) on the sales of fixed maturity securities, equity securities and alternative investments for the years ended December 31 were as follows:

                                                               2013               2012               2011
                                                          ---------------    ---------------    ---------------
    Fixed maturity securities, available-for-sale:
          Gross realized gains                            $       32,084     $       44,456     $       47,267
          Gross realized losses                                  (33,065)            (7,057)           (20,995)
    Equity securities:
          Gross realized gains                                    22,890             14,682             14,107
          Gross realized losses                                   (2,893)            (3,228)            (4,332)
    Alternative investments:
          Gross realized gains                                    24,320             34,479             50,771
          Gross realized losses                                     (457)               (87)            (3,905)

  Other-than-temporary impairments by asset type recognized in net realized investment gains (losses) for the years ended December 31 were as follows:

                                                             2013              2012               2011
                                                        ---------------    --------------     --------------
    Fixed maturity securities
        Corporate securities                            $          495     $           -      $           -
        Asset-backed securities                                      -                 -              2,154
        RMBS                                                         -               287              3,384
    Mortgage loans                                                   -               115              3,654
    Equity securities                                              137               713              3,229
    Alternative investments                                      7,020             8,143              6,980
    Other invested assets                                          500               650                  -
                                                        ---------------    --------------     --------------
         Total other-than-temporary impairments         $        8,152     $       9,908      $      19,401
                                                        ===============    ==============     ==============

  The cumulative credit loss component of other-than-temporary impairments on fixed maturity securities still held by the Company at December 31, for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss), was as follows:

                                                                         2013               2012               2011
                                                                    ---------------    ---------------    ---------------
    Balance at beginning of year                                    $       26,670     $       44,908     $       66,577
    Additions:
      Initial impairments - credit loss OTTI recognized on
         securities not previously impaired                                    495                  -              3,087
      Additional impairments - credit loss OTTI recognized
         on securities previously impaired                                       -                287              2,451
    Reductions:
      Due to sales (or maturities, pay downs, or prepayments)
         during the period of securities previously credit
         loss OTTI impaired                                                   (201)           (18,525)           (27,207)
                                                                    ---------------    ---------------    ---------------
    Balance at end of year                                          $       26,964     $       26,670     $       44,908
                                                                    ===============    ===============    ===============

(7) DERIVATIVE INSTRUMENTS

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, swaptions, futures, caps, floors, forwards and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to generate income and manage other risks due to the variable nature of the Company's cash flows. The Company also issues certain insurance policies that have embedded derivatives.

  Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held:

                                                   DECEMBER 31, 2013                          DECEMBER 31, 2012
                                         ---------------------------------------    ---------------------------------------
                                                              FAIR VALUE                                 FAIR VALUE
                                                       -------------------------                  -------------------------
       PRELIMINARY
     UNDERLYING RISK                      NOTIONAL                   LIABILITIES     NOTIONAL                   LIABILITIES
        EXPOSURE        INSTRUMENT TYPE    AMOUNT         ASSETS         (1)          AMOUNT         ASSETS         (1)
    ------------------ ----------------- ----------    -----------   -----------    ----------    -----------   -----------
    Interest rate      Interest rate
                          swaps          $  456,500    $   10,999    $   41,162     $  356,500     $   30,888     $       -
                       Interest rate
                          swaptions         285,000         5,322             -        135,000          3,301             -
                       Interest rate
                          futures           406,950             7             7        574,900             10             -
                       Interest rate
                          caps              100,000         2,844             -        100,000          1,291             -
                       Interest rate
                          floors            160,000           789             -        160,000          4,024             -
                       TBAs                  28,640        28,703             -         45,315         48,161             -
    Foreign currency   Foreign currency
                          swaps              17,000         3,136             -         17,000            598             -
    Equity market      Equity futures       220,417             2             2        218,169              2             -
                       Equity options     2,799,602       172,573        60,035      2,150,540        107,418        13,721
                                         ----------    -----------   -----------    ----------    -----------    ----------
     Total derivatives                   $4,474,109    $  224,375    $  101,206     $3,757,424    $   195,693     $  13,721
                                         ==========    ===========   ===========    ==========    ===========    ==========

   (1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the consolidated balance sheets.

  The Company has steadily increased the volume of derivatives trading throughout 2013 and 2012. This is evident through the increase in notional amounts in 2013.

  The majority of the freestanding derivatives utilized by the Company, other than TBAs, are for specific economic hedging programs related to various annuity and insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the interest and equity markets in assessing the trading activity for these programs.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

  Interest rate swaptions are purchased by the Company to manage the impact of interest rate declines and sharply rising interest rates. An interest rate swaption allows the Company the option, but not the obligation, to enter into a interest rate swap at a future date with the terms established at the time of the purchase. There are two types of interest rate swaptions, payer swaptions and receiver swaptions. A payer swaption allows the holder to enter into a swap to pay the fixed rate and receive the floating rate. A receiver swaption allows the holder to enter into a swap to receive the fixed rate and pay the floating rate. The Company is trading in both types of swaptions. Swaptions require the payment of a premium when purchased. Swaptions are based on a specific underlying swap and have an exercise rate and an expiration date. A payer swaption would be exercised if the market swap rate is greater than the exercise rate at the expiration date and the value would be the present value of the difference between the market swap rate and exercise rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. A receiver swaption would be exercised if the market swap rate is less than the exercise rate at the expiration date and the value would be the present value of the difference between the exercise rate and market swap rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. In either case if market swap rates were unfavorable the swaption would be allowed to expire.

  Interest rate futures are used by the Company to manage duration in certain portfolios within the general account of the Company. In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to economically hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to economically hedge against changes in value of securities the Company owns or anticipates acquiring, and to economically hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or economically hedge existing interest rate risk.

  Interest rate caps are purchased by the Company to manage the impact of sharply rising interest rates on overall investment performance. An interest rate cap is a series of call options on a specified interest rate. The Company enters into contracts to purchase interest rate caps and receives cash payments from the cap writer when the market rate is above the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate is less than the specified rate on the maturity date, the Company does not receive a payment.

  Interest rate floors are purchased by the Company to manage the impact of interest rate declines on overall investment performance. An interest rate floor is a series of put options on a specified interest rate. The Company enters into contracts to purchase interest rate floors and receives cash payments from the floor writer when the market rate is below the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate exceeds the specified rate on the maturity date, the Company does not receive a payment.

  Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of fixed maturity securities denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

  Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

  Equity futures include exchange-traded equity futures as well as VIX futures. VIX futures are used by the Company to reduce the variance of its portfolio of equity assets. The VIX is the index of the implied volatility of the S&P 500 Index options and represents the expected stock market volatility over the next 30 day period. In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products and certain equity indexed life products offered by the Company.

  Equity index options are used by the Company primarily to economically hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To economically hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to economically hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

  The Company holds TBA forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date.

  The following tables present the amount and location of gains (losses) recognized in income from derivatives:

                                                                           DECEMBER 31, 2013
                                              ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                INVESTMENT GAINS
                                                    (LOSSES)              NET INVESTMENT INCOME     POLICYHOLDER BENEFITS
                                              ----------------------     ----------------------    -----------------------
    Interest rate swaps                       $           (50,040)       $               (87)      $                  -
    Interest rate swaptions                                (3,054)                         -                          -
    Interest rate futures                                 (18,085)                         -                        (29)
    Interest rate caps                                      1,807                          -                          -
    Interest rate floors                                     (270)                      (601)                         -
    TBAs                                                      (68)                         -                          -
    Foreign currency swaps                                  2,562                        489                          -
    Foreign currency forwards                                (205)                       (18)                         -
    Equity futures                                        (25,137)                         -                     15,915
    Equity options                                        (40,134)                         -                     87,204
                                              ----------------------     ----------------------    -----------------------
    Total gains (losses) recognized in
         income from derivatives              $          (132,624)       $              (217)      $            103,090
                                              ======================     ======================    =======================

                                                                           DECEMBER 31, 2012
                                              ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                INVESTMENT GAINS
                                                    (LOSSES)              NET INVESTMENT INCOME     POLICYHOLDER BENEFITS
                                              ----------------------     ----------------------    -----------------------
    Interest rate swaps                       $              8,576       $               (88)      $                  -
    Interest rate swaptions                                   (236)                        -                          -
    Interest rate futures                                    4,701                         -                        (56)
    Interest rate caps                                        (777)                        -                          -
    Interest rate floors                                     2,267                      (326)                         -
    TBAs                                                       686                         -                          -
    Foreign currency swaps                                   3,315                       435                          -
    Foreign currency forwards                                  (19)                        2                          -
    Equity futures                                         (19,305)                        -                     11,680
    Equity options                                         (11,092)                        -                     18,332
                                              ----------------------     ----------------------    -----------------------
    Total gains (losses) recognized in
         income from derivatives              $            (11,884)       $               23       $             29,956
                                              ======================     ======================    =======================

  The following tables present the amount and location of gains (losses) recognized in income from derivatives (continued):

                                                                           DECEMBER 31, 2011
                                              ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                INVESTMENT GAINS
                                                    (LOSSES)              NET INVESTMENT INCOME     POLICYHOLDER BENEFITS
                                              ----------------------     ----------------------    -----------------------
    Interest rate swaps                       $             24,140       $                (82)      $                  -
    Interest rate futures                                   26,686                          -                        (33)
    Interest rate floors                                     4,232                       (227)                         -
    TBAs                                                       244                        461                          -
    Foreign currency swaps                                    (457)                       442                          -
    Foreign currency forwards                                  (80)                        33                          -
    Equity futures                                          (8,462)                         -                     (3,741)
    Equity options                                           3,785                          -                     (7,640)
                                              ----------------------     ----------------------    -----------------------
    Total gains (losses) recognized in
         income from derivatives              $             50,088       $                627      $             (11,414)
                                              ======================     ======================    =======================

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

  The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company received collateral from OTC counterparties in the amount of $101,223 and $128,924 at December 31, 2013 and 2012, respectively, and the Company delivered collateral in the amount of $25,290 and $19,382 at December 31, 2013 and 2012, respectively. The Company maintained ownership of any collateral delivered.

  EMBEDDED DERIVATIVES

  The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These embedded derivatives take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

  The following table presents the fair value of the Company's embedded derivatives at December 31:

                                                                    2013               2012
                                                               ---------------    ---------------
    Embedded derivatives within annuity products:
      Minimum guaranteed withdrawal benefits                   $       6,551      $     (47,903)
      Guaranteed payout floors                                        (5,698)           (12,381)
      Other                                                           (4,472)            (4,107)

    Embedded derivatives within life insurance products:
      Equity-linked index credits                              $    (120,615)     $     (54,835)

  The following table presents the changes in fair value related to embedded derivatives for the years ended December 31:

                                                                         2013               2012               2011
                                                                    ---------------    ---------------    ---------------
    Embedded derivatives within annuity products:
      Net realized investment gains (losses)                        $       61,137     $       20,899     $     (60,606)
      Policyholder benefits                                                   (365)               436              (712)

    Embedded derivatives within life insurance products:
      Policyholder benefits                                         $      (65,780)    $      (23,909)    $         544

  At December 31, 2013 and 2012, fixed maturity and equity securities with a carrying value of $25,290 and $19,382, respectively, were pledged as collateral to a regulatory authority as part of the Company's derivative program.

(8) VARIABLE INTEREST ENTITIES

  The Company is involved with various special purpose entities and other entities that are deemed to be variable interest entities (VIE). A VIE is an entity that either has investors that lack certain characteristics of a controlling financial interest or lacks sufficient equity to finance its own activities without financial support provided by other entities.

  The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and is therefore the primary beneficiary. The Company is deemed to have controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.

  CONSOLIDATED VIEs

  As of December 31, 2013 and 2012, the Company was the primary beneficiary for relationships with certain entities and development stage companies related to our business that were considered VIEs and consolidated.

  The following table summarizes the impact of consolidation to the consolidated balance sheets as of December 31:


                                                     2013
                                                ---------------
    Other invested assets                       $         (300)
    Cash and cash equivalents                              394
    Other assets                                            65
    Income tax liability - current                           3
    Accrued commissions and expenses                        69
    Other liabilities                                       87

  The following table summarizes the impact of consolidation to the consolidated statements of operations and comprehensive income (loss) for the year ended December 31:

                                                     2013
                                                ---------------
    Commission income                           $          114
    General operating expenses                             110
    Current income tax expense                               4

  NON-CONSOLIDATED VIES

  The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs. These structured securities typically invest in fixed income investments and include asset-backed securities, CMBS and RMBS. The Company has not provided financial or other support with respect to these investments other than its original investment. The Company has determined it is not the primary beneficiary of these investments due to the relative size of the Company's investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination, which reduces the Company's obligation to absorb losses or right to receive benefits, and the Company's inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company's maximum exposure to loss on these structured investments is limited to the amount of the investment. See Note 6 for details regarding the carrying amount and classification of these assets.

  In addition, the Company invests in alternative investments that may or may not be VIEs. The Company has determined that it is not required to consolidate these entities because it does not have the ability to direct the activities of the entities and it does not have the obligation to absorb losses or the right to receive benefits from the entities that could be potentially significant. The maximum exposure to loss associated with the entities is equal to the carrying amounts of the investment in the VIE plus any unfunded commitments. The carrying amount was $495,219 and $494,890 and the maximum exposure was $801,943 and $773,039 at December 31, 2013 and 2012,
  respectively.

(9) NET FINANCE RECEIVABLES

  The Company has defined a portfolio segment as the portfolio in total with the class segments as direct installment loans and retail installment notes.

  Finance receivables as of December 31 were as follows:


                                             2013               2012
                                        ---------------    ---------------
    Direct installment loans            $      323,700     $      295,222
    Retail installment notes                    49,512             39,060
                                        ---------------    ---------------
            Gross finance receivables          373,212            334,282
    Accrued interest and charges                 6,264              5,636
    Unearned finance charges                  (103,176)           (89,760)
    Allowance for losses                       (14,781)           (13,396)
                                        ---------------    ---------------
            Finance receivables, net    $      261,519     $      236,762
                                        ===============    ===============

  Direct installment loans at December 31, 2013 and 2012 consisted of $222,715 and $205,984, respectively, of discount basis loans, net of unearned finance charges and unearned charges, and $10,108 and $8,833, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis loans with borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

  Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2013 were as follows:

    2014                                                             $        1,810
    2015                                                                     23,953
    2016                                                                     93,347
    2017                                                                    142,590
    2018                                                                     13,989
    2019 and thereafter                                                         611
                                                                     ---------------
         Total finance receivables, net of unearned finance charges         276,300
    Allowance for losses                                                    (14,781)
                                                                     ---------------
            Finance receivables, net                                 $      261,519
                                                                     ===============

  During the years ended December 31, 2013, 2012 and 2011, principal cash collections of direct installment loans were $110,650, $100,486 and $89,667, respectively, and the percentages of these cash collections to average net balances were 52%, 51% and 50%, respectively. Retail installment notes principal cash collections were $44,410, $40,276 and $39,342, respectively, and the percentages of these cash collections to average net balances were 140%, 146% and 151% for the years ended December 31, 2013, 2012 and 2011, respectively.

  Direct installment loans and retail installment notes are reported on a contractual past-due aging. Past-due accounts (gross finance receivables) as of December 31, 2013 were as follows:

    Direct installment loans:
         30-60 days past due                                   $       12,107
         61-90 days past due                                            7,059
         91 days or more past due                                      18,405
                                                               ---------------
            Total direct installment loans                             37,571
    Retail installment notes:
         30-60 days past due                                              945
         61-90 days past due                                              545
         91 days or more past due                                       1,173
                                                               ---------------
            Total  retail installment notes                             2,663
                                                               ---------------
               Total gross finance receivables past due        $       40,234
                                                               ===============

    Percentage of gross finance receivables                             10.8%

  The ratio of the allowance for losses to total finance receivables, net of unearned finance charges was 5.3% and 5.4%, at December 31, 2013 and 2012, respectively.

  Changes in the allowance for losses for the years ended December 31 were as follows:

                                            2013               2012               2011
                                       ---------------    ---------------    ---------------
    Balance at beginning of year       $       13,396     $       12,406     $       11,335
    Provision for credit losses                11,635              9,090              8,933
    Charge-offs                               (15,030)           (12,780)           (12,303)
    Recoveries                                  4,780              4,680              4,441
                                       ---------------    ---------------    ---------------
    Balance at end of year             $       14,781     $       13,396     $       12,406
                                       ===============    ===============    ===============

  The following table provides additional information about the allowance for losses as of December 31:

                                                                 2013               2012
                                                            ---------------    ---------------
    Non-impaired gross finance receivables:
       Gross receivables balance                            $      365,342     $      327,273
       General reserves                                             14,469             13,115

    Impaired gross finance receivables (including TDRs):
       Gross receivables balance                            $        7,870     $        7,009
       General reserves                                                312                281

  All loans, excluding TDRs, deemed to be impaired are placed on non-accrual status. The average balance of impaired loans, excluding TDRs, during the years ended December 31, 2013 and 2012 was $9 and $22, respectively. There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2013 or 2012.

  The net investment in receivables on which the accrual of finance charges and interest was suspended and which are being accounted for on a cash basis at December 31, 2013 and 2012 was $26,201 and $23,305, respectively. There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2013 and 2012.

  Loans classified as TDRs were $7,865 and $6,991 at December 31, 2013 and 2012, respectively. For the years ended December 31, 2013 and 2012, the Company modified $9,457 and $8,992, respectively, of loans for borrowers experiencing financial difficulties, which are classified as TDRs. For loans modified as TDRs during 2013, $4,821 subsequently experienced a payment default, during 2013. For loans modified as TDRs during 2012, $4,422 subsequently experienced a payment default during 2012. The Company recognized interest income of $1,383 and $1,213 from loans classified as TDRs for the years ended December 31, 2013 and 2012, respectively.

  The Company monitors the credit quality of its financing receivables by borrower type including retail loan borrowers and new, existing, former, and refinance for direct installment loan borrowers. Existing and former borrowers generally have the lowest credit risk profile as the Company already has an established lending and repayment history with these customers. New borrowers include first-time customers where the Company has limited lending and repayment history and would generally have a slightly higher risk profile than existing and former borrowers. Refinance borrowers include customers who have had terms of their original loan(s) restructured. These customers would have a higher credit risk as the borrower has previously demonstrated a risk of not repaying the loan or may have been through personal bankruptcy. Retail borrowers include customers that are typically first-time customers. The risk profile is lower with this type of first-time customer as a result of the security associated with the account. The Company also monitors credit risk by continually tracking customer payment performance.

  The following summary is an assessment of the gross finance receivables by class, segment, and credit quality indicator reviewed as of December 31, 2013 and 2012. The Company's credit risk profiles are based on customer type, customer creditworthiness, and customer performance.

                                                                                           2013                2012
                                                                                      ---------------     ---------------
    Customer type:
         New borrower                                                                 $       49,833      $       33,907
         Former borrower                                                                      31,415              28,074
         Existing borrower                                                                   220,555             206,398
         Refinance borrower                                                                   21,897              26,843
         Retail borrower                                                                      49,512              39,060
                                                                                      ---------------     ---------------
            Total gross finance receivables                                           $      373,212      $      334,282
                                                                                      ===============     ===============
    Customer creditworthiness:
         Non-bankrupt gross finance receivables:
            Direct installment loans                                                  $      322,333      $      293,835
            Retail installment notes                                                          49,401              38,949
                                                                                      ---------------     ---------------
               Total non-bankrupt gross finance receivables                                  371,734             332,784
         Bankrupt gross finance receivables:
            Direct installment loans                                                           1,367               1,387
            Retail installment notes                                                             111                 111
                                                                                      ---------------     ---------------
               Total bankrupt gross finance receivables                                        1,478               1,498
                                                                                      ---------------     ---------------
                  Total gross finance receivables                                     $      373,212      $      334,282
                                                                                      ===============     ===============
    Customer payment performance:
         Direct installment loans:
            Contractually performing, current to 30 days past due                     $      286,129      $      261,711
            Contractually performing, 31 to 60 days past due                                  12,107              11,456
            Contractually nonperforming, 61 or more days past due                             25,464              22,055
                                                                                      ---------------     ---------------
               Total direct installment loans                                                323,700             295,222
         Retail installment notes:
            Contractually performing, current to 30 days past due                             46,849              36,786
            Contractually performing, 31 to 60 days past due                                     945                 782
            Contractually nonperforming, 61 or more days past due                              1,718               1,492
                                                                                      ---------------     ---------------
               Total retail installment notes                                                 49,512              39,060
                                                                                      ---------------     ---------------
                  Total gross finance receivables                                     $      373,212      $      334,282
                                                                                      ===============     ===============

(10) Income Taxes

  Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

                                                                        2013                2012                  2011
                                                                   ---------------     ----------------     --------------
    Computed income tax expense                                    $      80,233       $       119,769      $     101,014
    Difference between computed and actual tax expense:
         Dividends received deduction                                    (19,975)              (14,548)           (13,570)
         Tax credits                                                      (2,079)               (2,031)            (2,133)
         Change in valuation allowance                                        (8)                    1                 (2)
         Expense adjustments and other                                      (150)                  916               (384)
                                                                   ---------------     ----------------     --------------
             Total income tax expense                              $      58,021       $       104,107      $      84,925
                                                                   ===============     ================     ==============

  The tax effects of temporary differences that give rise to the Company's net deferred tax liability at December 31 were as follows:

                                                                                            2013               2012
                                                                                       ---------------    ---------------
    Deferred tax assets:
         Policyholder liabilities                                                      $       65,330      $      53,305
         Pension, postretirement and other benefits                                            15,867             18,435
         Tax deferred policy acquisition costs                                                186,338            165,244
         Deferred gain on individual disability coinsurance                                     4,694              5,680
         Net realized capital losses                                                          107,028             64,761
         Other                                                                                 16,907             12,746
                                                                                       ---------------    ---------------
            Gross deferred tax assets                                                         396,164            320,171
         Less valuation allowance                                                                   -                 (8)
                                                                                       ---------------    ---------------
            Deferred tax assets, net of valuation allowance                                   396,164            320,163

    Deferred tax liabilities:
         Deferred policy acquisition costs                                                    280,972            197,920
         Premiums                                                                              18,909             17,076
         Real estate and property and equipment depreciation                                   10,974              9,983
         Basis difference on investments                                                       52,261             22,885
         Net unrealized capital gains                                                         191,441            408,460
         Ceding commissions and goodwill                                                        3,052              1,685
         Other                                                                                 24,270             16,684
                                                                                       ---------------    ---------------
            Gross deferred tax liabilities                                                    581,879            674,693
                                                                                       ---------------    ---------------
                Net deferred tax liability                                             $      185,715      $     354,530
                                                                                       ===============    ===============

  As of December 31, 2013, management determined that no valuation allowance was needed related to tax benefits of certain state operating loss carryforwards or for other deferred tax items based on management's assessment that it is more likely than not that these deferred tax assets will be realized.

  As of December 31, 2012, the Company recorded a valuation allowance of $8 related to tax benefits of certain state operating loss carryforwards. The valuation allowance reflected management's assessment based, on available information, that it was more likely than not that the deferred income tax asset for certain state operating loss carryforwards would not be realized. Management had determined that a valuation allowance was not required for other deferred tax items based on management's assessment that it was more likely than not that these deferred tax assets would be realized through future reversals of existing taxable temporary differences and future taxable income.

  The increase (decrease) in deferred tax asset valuation allowance for the years ended December 31, 2013, 2012, and 2011, was $(8), $1 and $(2),
  respectively.

  At December 31, 2013, state net operating loss carryforwards were $742 with the majority expiring in 2017 and 2019.

  Income taxes paid for the years ended December 31, 2013, 2012 and 2011, were $110,567, $113,692 and $63,508, respectively.

  A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

                                                                         2013               2012
                                                                   ---------------    ---------------
    Balance at beginning of year                                   $       11,135     $       17,172
    Additions based on tax positions related to current year                  892                752
    Reductions for tax positions of prior years                            (2,172)            (6,789)
                                                                   ---------------    ---------------
    Balance at end of year                                         $        9,855     $       11,135
                                                                   ===============    ===============


  Included in the balance of unrecognized tax benefits at December 31, 2013 are potential benefits of $3,680 that, if recognized, would affect the effective tax rate on income from operations.

  As of December 31, 2013, accrued interest and penalties of $1,320 are recorded as current income tax liabilities on the consolidated balance sheets and $207 is recognized as a current income tax expense on the consolidated statements of operations and comprehensive income (loss).

  At December 31, 2013, the Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies may significantly increase within the next 12 months. However, an estimate of the reasonably possible increase cannot be made at this time.

  The consolidated federal income tax return for MMC and subsidiaries for 2012 is expected to be under examination by the IRS beginning in late 2014. In August 2013, the IRS completed their audit of the consolidated federal income tax returns for the years 2010 and 2011 on a fully agreed basis and the Company paid the taxes assessed as a result. With regard to years 2008 and 2009, the consolidated federal income tax returns were sent back to the IRS examining agent by the IRS Office of Appeals to resolve the one remaining issue in accordance with an Industry Director Directive put out by the IRS in 2012 on the matter; however, the audit has not yet concluded. The Company believes that any additional taxes assessed or refunded as a result of these examinations will not have a material impact on its financial position. In addition, the Company received additional interest with respect to some earlier tax years as the result of a claim for refund.

(11) EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT PLANS

  The Company has a non-qualified non-contributory defined benefit retirement plan covering certain agents. Benefits are based upon years of participation and the agent's adjusted annual compensation. Additionally, a subsidiary of the Company has a non-contributory defined benefit plan covering all the employees of the subsidiary who are 21 years of age or older and have completed one year of service. Benefits are based upon years of participation and the employee's average monthly compensation. During 2012, the Company adopted an amendment, effective January 1, 2013, to reduce the benefit formula.

  The Company also has a postretirement plan that provides certain health care and life insurance benefits to retired agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. During 2013, the Company amended the agents plan eliminating certain future benefits.

  The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                           PENSION BENEFITS                       OTHER BENEFITS
                                                    --------------------------------     ---------------------------------
                                                        2013              2012               2013              2012
                                                    --------------    --------------     --------------    --------------
    Change in benefit obligation:
    Benefit obligation at beginning of year         $      70,909     $      65,672      $       8,099     $       8,296
    Service cost                                            1,990             1,995                181               142
    Interest cost                                           2,921             2,969                308               307
    Amendment                                                   -              (830)            (1,747)                -
    Actuarial loss (gain)                                  (6,337)            3,510               (587)             (263)
    Benefits paid                                          (2,622)           (2,407)              (504)             (383)
                                                    --------------    --------------     --------------    --------------
    Benefit obligation at end of year               $      66,861     $      70,909      $       5,750     $       8,099
                                                    ==============    ==============     ==============    ==============

    Change in plan assets:
    Fair value of plan assets at beginning
       of year                                      $      58,985     $      54,279      $           -     $           -
    Actual return on plan assets                            3,973             3,721                  -                 -
    Employer contribution                                   3,546             3,392                504               383
    Benefits paid                                          (2,622)           (2,407)              (504)             (383)
                                                    --------------    --------------     --------------    --------------
    Fair value of plan assets at end of year        $      63,882     $      58,985      $           -     $           -
                                                    ==============    ==============     ==============    ==============

    Net amount recognized:
    Funded status                                   $      (2,979)    $     (11,924)     $      (5,750)    $      (8,099)

    Amounts recognized on the consolidated
       balance sheets:
    Prepaid benefit cost                            $       1,164     $           -      $           -     $           -
    Accrued benefit cost                                   (4,143)          (11,924)            (5,750)           (8,099)
                                                    --------------    --------------     --------------    --------------
    Net amount recognized                           $      (2,979)     $    (11,924)      $     (5,750)     $     (8,099)
                                                    ==============    ==============     ==============    ==============

    Weighted average assumptions used to
      determine benefit obligations:
    Discount rate                                           4.64%             3.75%              4.49%             3.53%
    Rate of compensation increase                           4.50%             4.50%                  -                 -

    Weighted average assumptions used to
      determine net periodic benefit costs:
    Expected long-term return on plan assets                5.22%             5.16%                  -                 -
    Discount rate                                           3.75%             4.21%              3.53%             4.09%
    Rate of compensation increase                           4.50%             5.00%                  -                 -

                                                           PENSION BENEFITS                      OTHER BENEFITS
                                                    --------------------------------     --------------------------------
                                                         2013              2012               2013              2012
                                                    --------------    --------------     --------------    --------------
    Components of net periodic benefit cost:
    Service cost                                    $       1,990     $       1,995      $         181     $         142
    Interest cost                                           2,921             2,969                308               307
    Expected return on plan assets                         (2,913)           (2,826)                 -                 -
    Prior service benefit amortization                        (80)               (4)              (676)             (675)
    Recognized net actuarial loss (gain)                    1,241               980                (66)             (217)
                                                    --------------    --------------     --------------    --------------
    Net periodic benefit cost                       $       3,159     $       3,114      $        (253)    $        (443)
                                                    ==============    ==============     ==============    ==============

    Other changes in plan assets and benefit
      obligations recognized in other
        comprehensive income (loss):
    Net gain (loss)                                 $       7,397     $      (2,615)     $         586     $         263
    Amortization of net loss (gain)                         1,241               980                (66)             (217)
    Amortization of prior service benefit                     (80)               (4)              (676)             (675)
    Amendment                                                   -               830              1,747                 -
                                                    --------------    --------------     --------------    --------------
    Total recognized in other comprehensive
        income (loss)                               $       8,558     $        (809)     $       1,591     $        (629)
                                                    ==============    ==============     ==============    ==============

    Amounts recognized in accumulated
      other comprehensive income (loss):
    Net actuarial gain (loss)                       $     (10,605)    $     (19,243)     $       2,940     $       2,420
    Prior service benefit                                     775               855              3,042             1,971
                                                    --------------    --------------     --------------    --------------
    Accumulated other comprehensive income
      (loss) at end of year                         $      (9,830)     $    (18,388)     $       5,982     $       4,391
                                                    ==============    ==============     ==============    ==============

    Accumulated benefit obligation                  $      63,097     $      66,460      $       5,750     $       8,099

    Plans with accumulated benefit obligation
      in excess of plan assets:
    Projected benefit obligation                    $      43,427     $      45,590
    Accumulated benefit obligation                         43,427            45,590
    Fair value of plan assets                              39,285            37,875

  Prepaid benefit costs are included in other assets and accrued benefit costs are included in pension and other postretirement benefits on the consolidated balance sheets.

  The estimated prior service credit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income
  (loss) into net periodic benefit cost in 2014 are $80 and $539, respectively. The estimated prior service credit and net actuarial gain for the other postretirement benefit plan that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2014 are $1,258 and $237, respectively. In 2014, the Company expects to contribute any amounts necessary to meet the minimum funding requirements to its non-contributory defined benefit plans. In addition, it may contribute additional tax deductible amounts.

  Estimated future benefit payments for pension and other postretirement plans:

                           PENSION                              MEDICARE
                           BENEFITS        OTHER BENEFITS        SUBSIDY
                        ---------------    ---------------    --------------
    2014                $        3,183     $          459     $           -
    2015                         3,202                400                 -
    2016                         3,273                401                 -
    2017                         3,331                362                 -
    2018                         3,416                338                 -
    2019 - 2023                 18,095              1,763                 -

  For measurement purposes, the assumed health care cost trend rates start at 8.0% in 2013 and decrease gradually to 5.0% for 2019 and remain at that level thereafter. For 2012, the assumed health care cost trend rates start at 9.0% in 2012 and decrease gradually to 5.5% for 2019 and remain at that level thereafter.

  The assumptions presented herein are based on pertinent information available to management as of December 31, 2013 and 2012. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2013 by $40 and the service cost and interest cost components of net periodic benefit costs for 2013 by $9. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2013 by $36 and the service cost and interest cost components of net periodic postretirement benefit costs for 2013 by $8.

  To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate fixed maturity securities and Treasury spot curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

  Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

  Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to levels deemed tolerable, which will mitigate (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses. This objective is achieved by strategically allocating assets among equity securities, fixed maturity securities and other investments.

  The target asset allocation as of December 31, 2013, for each of the broad investment categories, weighted for all plans combined is as follows:

    Equity securities                              13% to   25%
    Fixed maturity securities                      13% to   25%
    Insurance company general account              61% to   63%
    Other                                           0% to    2%

  The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                                2013               2012
                                           ---------------    ---------------
    Equity securities                                18%                17%
    Fixed maturity securities                        20%                19%
    Insurance company general account                62%                64%

  Equity securities and fixed maturity securities, as classified in the above table, include investments in pooled separate accounts. Pooled separate accounts are under a group annuity contract with Minnesota Life Insurance Company and represent segregated funds administered by an unaffiliated asset management firm and consist principally of marketable fixed maturity and equity securities.

  The insurance company general account, as classified in the above table, represents assets held within the general account of Minnesota Life Insurance Company. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities.

  At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees.

  The Company's investment policy includes various guidelines and procedures designed to ensure that the plans' assets can reasonably be expected to achieve the objective of the policy. The investment policy is periodically reviewed by the plans' respective trustees.

  The fair value of the Company's pension plan financial assets and financial liabilities has been determined using available market information as of December 31, 2013 and 2012. Although the Company is not aware of any factors that would significantly affect the fair value of the pension plan financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

  The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include cash, money-market funds and actively-traded equity securities.

     Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include certain investments in pooled separate accounts.

     Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include private equity investments, certain investments in pooled separate accounts which invest in privately placed fixed maturities and investments in an insurance company general account.

  The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

  Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

  The following tables summarize the Company's pension benefit plans' financial assets measured at fair value on a recurring basis:

    DECEMBER 31, 2013                                 LEVEL 1            LEVEL 2           LEVEL 3             TOTAL
    -------------------------------------------    ---------------    --------------    ---------------    --------------
    Investments in pooled separate accounts        $           -      $      24,597     $           -      $      24,597
    Insurance company general account                          -                  -            39,285             39,285
                                                   ---------------    --------------    ---------------    --------------
         Total financial assets                    $           -      $      24,597     $      39,285      $      63,882
                                                   ===============    ==============    ===============    ==============

    DECEMBER 31, 2012                                 LEVEL 1            LEVEL 2           LEVEL 3             TOTAL
    -------------------------------------------    ---------------    --------------    ---------------    --------------
    Investments in pooled separate accounts (1)    $           -      $      21,110     $           -      $      21,110
    Insurance company general account                          -                  -            37,875             37,875
                                                   ---------------    --------------    ---------------    --------------
         Total financial assets                    $           -      $      21,110     $      37,875      $      58,985
                                                   ===============    ==============    ===============    ==============

   (1) Investments in pooled separate accounts previously included in Level 1 at December 31, 2012 have been reclassified to Level 2 to conform to the December 31, 2013 presentation.

  INVESTMENTS IN POOLED SEPARATE ACCOUNTS

  Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account, which represents fair value. Investments in pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by asset management firms with little readily determinable public pricing information.

  INSURANCE COMPANY GENERAL ACCOUNT

  Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities and are classified as Level 3.

  The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2013:

                                                                                         PURCHASES,
                                               BALANCE AT      TOTAL APPRECIATION        SALES AND        BALANCE AT
                                                BEGINNING       (DEPRECIATION) IN       SETTLEMENTS,        END OF
                                                 OF YEAR            FAIR VALUE               NET             YEAR
                                               ------------    ---------------------    --------------    -----------
    Insurance company general account          $    37,875     $             1,410      $          -      $   39,285

  The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2012:

                                                                                         PURCHASES,
                                               BALANCE AT       TOTAL APPRECIATION        SALES AND       BALANCE AT
                                                BEGINNING       (DEPRECIATION) IN       SETTLEMENTS,      END OF
                                                 OF YEAR            FAIR VALUE               NET             YEAR
                                               ------------    ---------------------    --------------    -----------
    Insurance company general account          $    36,274     $             1,601      $          -      $   37,875

  Transfers of securities among the levels occur at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 for the years ending December 31, 2013 and 2012. There were no transfers in to or out of level 3 for the years ending December 31, 2013 and 2012.

  The Plans did not have any assets or liabilities reported at fair value on a nonrecurring basis.

  PROFIT SHARING PLANS

  The Company also has a profit sharing plan covering substantially all agents. The Company's contribution is made as a certain percentage based on voluntary contribution rates and applied to each eligible agent's annual contribution. The Company recognized contributions to the plan during 2013, 2012, and 2011 of $1,392, $1,440, and $1,038, respectively.

(12) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

  Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

                                                                         2013               2012                2011
                                                                    ---------------     --------------     ---------------
    Balance at January 1                                            $      586,416      $     581,040      $      585,325
          Less:  reinsurance recoverable                                   521,021            518,521             520,524
                                                                    ---------------     --------------     ---------------
    Net balance at January 1                                                65,395             62,519              64,801
                                                                    ---------------     --------------     ---------------
    Incurred related to:
          Current year                                                     102,869             80,523              81,813
          Prior years                                                          619              7,248              (1,853)
                                                                    ---------------     --------------     ---------------
    Total incurred                                                         103,488             87,871              80,060
                                                                    ---------------     --------------     ---------------
    Paid related to:
          Current year                                                      63,525             60,759              56,713
          Prior years                                                       29,743             30,942              26,575
                                                                    ---------------     --------------     ---------------
    Total paid                                                              93,268             91,701              83,288
    Purchase of subsidiaries (1)                                                 -              6,706                 946
                                                                    ---------------     --------------     ---------------
    Net balance at December 31                                              75,615             65,395              62,519
          Plus:  reinsurance recoverable                                   489,861            521,021             518,521
                                                                    ---------------     --------------     ---------------
    Balance at December 31                                          $      565,476      $     586,416      $      581,040
                                                                    ===============     ==============     ===============

     (1) See note 17.

  In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

  As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred increased (decreased) by $619, $7,248 and $(1,853) in 2013, 2012 and 2011,
  respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(13) REINSURANCE

  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

  The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

  Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

  The effect of reinsurance on premiums for the years ended December 31 was as follows:

                                              2013               2012               2011
                                         ---------------    ---------------    ---------------
    Direct premiums                      $    2,311,385     $    2,084,325     $    1,877,483
    Reinsurance assumed                          31,925             25,732             28,201
    Reinsurance ceded                          (557,204)          (446,229)          (363,685)
                                         ---------------    ---------------    ---------------
         Net premiums                    $    1,786,106     $    1,663,828     $    1,541,999
                                         ===============    ===============    ===============

  Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss) were $512,414, $401,913 and $326,692 during 2013, 2012, and 2011, respectively.

(14)  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

  The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

  The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

  The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities and the minimum withdrawal benefits on variable deferrable annuities are included in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income (loss). For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations and comprehensive income (loss). For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations and comprehensive income
  (loss). There were no investment gains or losses on transfers of assets from the general account to the separate account during 2013, 2012 or 2011.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

  The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

  At December 31, the Company had the following variable annuity contracts with guarantees:

                                                                                         2013                  2012
                                                                                  ------------------    ------------------
  Return of net deposits:
    In the event of death
     Account value                                                               $       3,512,025     $       2,510,626
     Net amount at risk                                                          $           4,711     $           8,238
     Average attained age of contractholders                                                  60.7                  59.8
    As withdrawals are taken
     Account value                                                               $         269,630     $         254,827
     Net amount at risk                                                          $             131     $           2,202
     Average attained age of contractholders                                                  68.7                  67.6

  Return of net deposits plus a minimum return:
    In the event of death
     Account value                                                               $         201,998     $         176,664
     Net amount at risk                                                          $          15,460     $          20,652
     Average attained age of contractholders                                                  66.7                  65.6
  At annuitization
     Account value                                                               $         606,217     $         516,504
     Net amount at risk                                                          $               -     $               -
     Weighted average period remaining until expected
      annuitization (in years)                                                                 5.0                   5.4
  As withdrawals are taken
     Account value                                                               $       1,878,052     $       1,019,906
     Net amount at risk                                                          $           7,995     $          29,739
     Average attained age of contractholders                                                  62.8                  62.8

  Highest specified anniversary account value:
    In the event of death
     Account value                                                               $         769,018     $         614,364
     Net amount at risk                                                          $           5,084     $          10,168
     Average attained age of contractholders                                                  61.2                  60.2

  Guaranteed payout annuity floor:
     Account value                                                               $          52,817     $          45,861
     Net amount at risk                                                          $               6     $              23
     Average attained age of contractholders                                                  72.9                  71.6

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

  At December 31, the Company had the following universal life and variable life contracts with guarantees:

                                                                    2013                  2012
                                                             ------------------    ------------------
  Account value (general and separate accounts)              $       4,730,037     $       3,694,328
  Net amount at risk                                         $      47,279,305     $      45,181,638
  Average attained age of policyholders                                   49.0                  49.0

  Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2013 were as follows:

                                    MINIMUM GUARANTEED
                                     DEATH AND INCOME      GUARANTEED PAYOUT     MINIMUM GUARANTEED     UNIVERSAL LIFE AND
                                         BENEFITS            ANNUITY FLOOR       WITHDRAWAL BENEFIT       VARIABLE LIFE
                                    -------------------    -------------------   -------------------    -------------------
    Balance at beginning of year    $           2,370      $          12,381     $          47,903      $          49,120
    Incurred guarantee benefits                   749                 (6,527)              (54,454)                24,310
    Paid guaranteed benefits                     (396)                  (156)                    -                (11,262)
                                    -------------------    -------------------   -------------------    -------------------
    Balance at end of year          $           2,723      $           5,698     $          (6,551)     $          62,168
                                    ===================    ===================   ===================    ===================

  Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2012 were as follows:

                                     MINIMUM GUARANTEED
                                     DEATH AND INCOME       GUARANTEED PAYOUT    MINIMUM GUARANTEED     UNIVERSAL LIFE AND
                                         BENEFITS            ANNUITY FLOOR       WITHDRAWAL BENEFIT       VARIABLE LIFE
                                    -------------------    -------------------   -------------------    -------------------
    Balance at beginning of year    $           2,067      $          15,272     $          65,911      $          39,874
    Incurred guarantee benefits                 1,675                 (2,588)              (18,008)                19,688
    Paid guaranteed benefits                   (1,372)                  (303)                    -                (10,442)
                                    -------------------    -------------------   -------------------    -------------------
    Balance at end of year          $           2,370      $          12,381     $          47,903      $          49,120
                                    ===================    ===================   ===================    ===================

  The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

  The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2013 and 2012 (except where noted otherwise):

 - Data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and put into 100 groups of 10 sequentially. The mid-point of each group was chosen to run the projections used.
 - Mean investment performance was 5.45% and 6.48% for 2013 and 2012, respectively, and is consistent with DAC projections over a 10 year period.
 -  Annualized monthly standard deviation was 15.28%.
 -  Assumed mortality was 100% of the A2000 table.
 - Lapse rates varied by contract type and policy duration, ranging from 1.00% to 15.00% and 1.00% to 17.25% for 2013 and 2012, respectively, with an average of 8.00% for 2013 and 2012.
 - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

  The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2013 and 2012 (except where noted otherwise):

 -  Separate account investment performance assumption was 8.00%.
 -  Assumed mortality was 100% of pricing levels.
 -  Lapse rates varied by policy duration, ranging from 2.00% to 9.00%.
 - Long-term general account discount rate grades up to 7.00% over five years for 2013 and 2012.
 -  Separate account discount rate was 7.73%.

  Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

                                                   VARIABLE ANNUITY CONTRACTS               VARIABLE LIFE CONTRACTS
                                               ------------------------------------   ------------------------------------
                                                    2013                2012               2013                2012
                                               ----------------    ----------------   ----------------    ----------------
   Equity                                      $     2,355,948     $     1,742,620    $     1,669,163     $     1,559,638
   Bond                                                867,350             676,026            211,647             146,037
   Balanced                                          1,074,541             704,544            347,928             141,131
   Money market                                         51,619              54,670             27,093              29,316
   Mortgage                                             57,621              54,377             36,281              40,617
   Real estate                                          75,962              69,417             47,529              48,615
                                               ----------------    ----------------   ----------------    ----------------
       Total                                   $     4,483,041     $     3,301,654    $     2,339,641     $     1,965,354
                                               ================    ================   ================    ================

(15)  UNREMITTED PREMIUMS AND CLAIMS PAYABLE

  The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2013 and 2012, the liability associated with unremitted premiums and claims payable was $21,530 and $21,615, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2013 and 2012, the Company had restricted the use of $21,530 and $21,615, respectively, of its cash and cash equivalents to satisfy these premium and claims remittance payables.

(16)  SHORT-TERM AND LONG-TERM DEBT

  Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principle balance. Short-term debt is debt coming due in the next 12 months.

  SHORT-TERM DEBT

  The following table provides a summary of short-term debt and related collateral for that debt as of December 31:

                                                            Liability                             Collateral
                                               ------------------------------------   ------------------------------------
                                                    2013                2012               2013                2012
                                               ----------------    ----------------   ----------------    ----------------
   Reverse repurchase agreement                $        50,000     $        50,000    $        52,733     $        54,838

  Periodically, the Company may enter into short-term reverse repurchase agreements in order to borrow funds for short-term operating needs or facilitate trading activity. In a reverse repurchase agreement, the Company transfers specified securities to a counterparty in exchange for cash and simultaneously agrees to reacquire the same, or substantially the same, securities at a future date for an amount equal to the cash exchanged plus an interest factor. The Company maintains effective control over the securities and accounts for these agreements as collateralized borrowings. The short-term debt is collateralized by fixed maturity RMBS securities which are included in fixed maturity securities available-for-sale on the consolidated balance sheets. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is recorded as a general operating expense on the consolidated statements of operations and comprehensive income
  (loss).

  LONG-TERM DEBT

  The following table provides a summary of long-term debt as of December 31:

                                                      LIABILITY
                                         ------------------------------------
                                              2013                2012
                                         ----------------    ----------------
   Surplus notes                         $       118,000     $       118,000
   Federal Home Loan Bank borrowings             200,000             150,000
                                         ----------------    ----------------
      Total long-term debt               $       318,000     $       268,000
                                         ================    ================

  In September 1995, the Company issued surplus notes with a face value of $125,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. At December 31, 2013 and 2012, the balance of the surplus notes was $118,000. During 2012, the Company repurchased $2,000 of its outstanding surplus notes. The Company paid a market premium for the repurchase and as a result recorded a $622 loss on the transaction, which is included within general operating expenses on the consolidated statements of operations and comprehensive income (loss).

  All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2013 and 2012, the accrued interest was $2,832. Interest paid on the surplus notes for the years ended December 31, 2013, 2012 and 2011 was $9,735, $9,782 and $9,900, respectively.

  The issuance costs of $1,421 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2013 and 2012, accumulated amortization was $870 and $822, respectively.

  The Company has entered into a membership agreement with the Federal Home Loan Bank of Des Moines (FHLB), providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. The outstanding borrowings at December 31, 2013 have a maturity of 7 years with principal due at that time. The Company pledged $570,358 of fixed maturity CMBS and RMBS securities and mortgage loans as collateral as of December 31, 2013. At that time, the Company had the capacity for either long-term or short-term borrowings of approximately $300,414 without pledging additional collateral. If the fair value of the pledged collateral falls below the required collateral for the outstanding borrowed amount, the Company is required to pledge additional collateral. The Company also currently holds FHLB common stock of $18,000, as required. The FHLB common stock is not classified as available-for-sale and is carried at cost, which approximates fair value, and is recorded in other invested assets in the consolidated balance sheets.

  At December 31, 2013, the aggregate minimum annual long-term debt maturities for the next five years and thereafter are as follows: 2014, $0; 2015, $0; 2016, $0; 2017, $0; 2018, $0; thereafter, $318,000.

  Total interest paid by the Company for the years ended December 31, 2013, 2012 and 2011 was $10,115, $9,874 and $9,900, respectively.

(17) BUSINESS COMBINATIONS

  During 2013, the Company acquired the account rights of certain insurance agencies. The aggregate purchase price of $10,696 was allocated to various assets and liabilities including $5,653 to finite-lived intangible assets and $4,481 to goodwill.

  During 2012, the Company acquired an insurance company. The purchase price paid in cash during 2012 was $34,444. The aggregate purchase price was allocated to assets, value of business acquired (VOBA) and liabilities. VOBA, which is included in DAC on the consolidated balance sheets, of $7,675 represents the underlying insurance contracts acquired and will be amortized based on the expected in force premium runoff of the underlying contracts, which is expected to be approximately five years. Amortization expense of VOBA on the consolidated statements of operations and comprehensive income (loss) was $2,157 and $3,871 for the years ended December 31, 2013 and 2012, respectively. No goodwill was recorded as part of the allocation of purchase price.

  During 2011, the Company acquired an insurance company. The aggregate purchase price of $45,780 consisted of $885 and $44,895 cash paid in 2012 and 2011, respectively. The aggregate purchase price was allocated to assets, VOBA and liabilities. VOBA of $1,852 represents the underlying insurance contracts acquired and will be amortized based on the expected in force premium runoff of the underlying contracts, which is expected to be approximately five years. Amortization expense of VOBA on the consolidated statements of operations and comprehensive income (loss) was $400, $340 and $153 for the years ended December 31, 2013, 2012 and 2011, respectively. No goodwill was recorded as part of the allocation of purchase price.

  The amount of acquisition-related additional cash consideration the Company may have to pay in 2014 and future years if certain thresholds are attained is $8,050 of which $6,125 was accrued at December 31, 2013.

(18) GOODWILL AND INTANGIBLE ASSETS

  The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

                                            2013                2012
                                       ----------------    ----------------
    Balance at beginning of year       $        40,675     $        39,711
    Additions                                    4,481                 964
                                       ----------------    ----------------
    Balance at end of year             $        45,156     $        40,675
                                       ================    ================

  A qualitative assessment of goodwill was performed during 2013. The Company assessed economic conditions, industry and market consideration in addition to overall financial performance of the reporting unit. It was determined that the fair value of the reporting unit is, more likely than not, greater than the carrying value and no further goodwill testing was completed and no impairment was recognized. The amount of intangible assets, excluding the VOBA, included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

                                              2013                2012
                                        ----------------    ----------------
    Balance at beginning of year        $        5,150      $        4,012
    Acquisitions                                 5,653               3,079
    Amortization                                (2,187)             (1,941)
                                        ----------------    ----------------
    Balance at end of year              $        8,616      $        5,150
                                        ================    ================

  The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2013 include non-compete agreements amortizable on a straight-line basis over three years and customer lists amortized over their assigned economic useful lives. Intangible assets acquired during 2012 include non-compete agreements amortizable on a straight-line basis over three years and customer lists amortized over their assigned economic useful lives. The remaining intangible assets consist of customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to the expected useful lives and no intangible impairments were recorded in 2013, 2012 or 2011.

  Intangible asset amortization expense for 2013, 2012 and 2011 in the amount of $2,187, $1,941 and $1,882, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2014, $3,243 2015, $2,346; 2016, $1,465; 2017, $782; 2018, $408.

(19) RELATED PARTY TRANSACTIONS

  The Company has investment advisory agreements with an affiliate, Advantus. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $19,538, $18,101 and $16,089 during 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the amount due to Advantus under these agreements was $7,656 and $7,038, respectively.

  The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $1,046, $975 and $971 for the years ended December 31, 2013, 2012 and 2011, respectively.

  Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2013, 2012 and 2011, the amounts transferred were $11,556, $10,272, and $10,501, respectively.

  The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2013 and 2012, the amount payable to the Company was $19,011 and $19,475, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2013, 2012, and 2011 were $66,366, $64,251 and $60,215, respectively. The Company also has an agreement with SFG for employee compensation related expenses which SFG incurs on behalf of the Company. The amount of expenses incurred by and reimbursed to SFG by the Company for the years ended December 31, 2013, 2012 and 2011 was $24,264, $28,229 and $21,584,
  respectively. The amount payable to SFG at December 31, 2013 and 2012 was $2,908 and $3,963, respectively. As of December 31, 2013, the Company also had a receivable from SFG, in the amount of $1,262, related to the advance of future years' defined benefit plan expenses.

  In 2002, the Company sold a group variable universal life policy to SFG. The Company received premiums of $2,000, $2,000 and $2,000 in 2013, 2012 and 2011, respectively, for this policy. No claims were paid during 2013, 2012 and 2011. As of December 31, 2013 and 2012, reserves held under this policy were $31,885 and $25,662, respectively.

  The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $30,030, $23,614 and $18,309 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, commission revenue due to the Company from its affiliates was $2,263 and $2,232, respectively.

  Certain of the Company's affiliates distribute its insurance products. Product offerings include individual life and annuity and group life insurance. The Company paid $9,816, $7,623 and $4,319 in commission expenses related to the sales of these products for the years ended December 31, 2013, 2012 and 2011, respectively.

(20) OTHER COMPREHENSIVE INCOME (LOSS)

  Comprehensive income (loss) is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

  The components of other comprehensive income (loss) and related tax effects, other than net income are illustrated below:

                                                                                      DECEMBER 31, 2013
                                                                      ---------------------------------------------------
                                                                         BEFORE           TAX BENEFIT         NET OF
                                                                           TAX             (EXPENSE)            TAX
                                                                      --------------     --------------    --------------
    Other comprehensive income (loss):
       Unrealized holding gains (losses) on securities arising
         during the period                                            $    (571,770)     $     202,325     $    (369,445)
       Less: Reclassification adjustment for gains (losses)
         included in net income                                             (33,626)            11,770           (21,856)
       Unrealized gains (losses) on securities - OTTI                        (8,352)             2,923            (5,429)
       Adjustment to deferred policy acquisition costs                      246,061            (86,122)          159,939
       Adjustment to reserves                                               110,274            (38,596)           71,678
       Adjustment to unearned policy and contract fees                      (99,756)            34,915           (64,841)
       Adjustment to pension and other postretirement plans                   9,730             (3,406)            6,324
       Less: Reclassification adjustment for expenses
          included in net income                                                419               (147)              272
                                                                      --------------     --------------    --------------
            Other comprehensive income (loss)                         $    (347,020)     $     123,662     $    (223,358)
                                                                      ==============     ==============    ==============

  The components of other comprehensive income (loss) and related tax effects, other than net income are illustrated below (Continued):

                                                                                      DECEMBER 31, 2012
                                                                      ---------------------------------------------------
                                                                         BEFORE           TAX BENEFIT         NET OF
                                                                           TAX             (EXPENSE)            TAX
                                                                      --------------     --------------    --------------
    Other comprehensive income (loss):
       Unrealized holding gains (losses) on securities arising
         during the period                                            $     351,867      $    (124,306)    $     227,561
       Less: Reclassification adjustment for gains (losses)
         included in net income                                             (72,034)            25,212           (46,822)
       Unrealized gains (losses) on securities - OTTI                        17,222             (6,028)           11,194
       Adjustment to deferred policy acquisition costs                      (89,533)            31,337           (58,196)
       Adjustment to reserves                                               (44,051)            15,418           (28,633)
       Adjustment to unearned policy and contract fees                        9,761             (3,416)            6,345
       Adjustment to pension and other postretirement plans                  (1,438)               504              (934)
                                                                      --------------     --------------    --------------
            Other comprehensive income (loss)                         $     171,794      $     (61,279)    $     110,515
                                                                      ==============     ==============    ==============

                                                                                      DECEMBER 31, 2011
                                                                      ---------------------------------------------------
                                                                         BEFORE           TAX BENEFIT         NET OF
                                                                           TAX             (EXPENSE)            TAX
                                                                      --------------     --------------    --------------
    Other comprehensive income (loss):
       Unrealized holding gains (losses) on securities arising
         during
         the period                                                   $     319,525      $    (111,423)    $     208,102
       Less: Reclassification adjustment for gains (losses)
         included in net income                                             (67,167)            23,508           (43,659)
       Unrealized gains (losses) on securities - OTTI                        30,660            (10,731)           19,929
       Adjustment to deferred policy acquisition costs                      (99,889)            34,961           (64,928)
       Adjustment to reserves                                               (72,822)            25,488           (47,334)
       Adjustment to unearned policy and contract fees                       57,267            (20,044)           37,223
       Adjustment to pension and other postretirement plans                  (9,688)             3,391            (6,297)
                                                                      --------------     --------------    --------------
            Other comprehensive income (loss)                         $     157,886      $     (54,850)    $     103,036
                                                                      ==============     ==============    ==============

  Information regarding amounts reclassified out of each component of accumulated other comprehensive income (loss) and related tax effects at December 31, 2013 were as follows:

                                                                      AMOUNT
                                                                   RECLASSIFIED
                                                                       FROM
                                                                    ACCUMULATED
                                                                       OTHER               CONSOLIDATED STATEMENT OF
                                                                   COMPREHENSIVE      OPERATIONS AND COMPREHENSIVE INCOME
                                                                   INCOME (LOSS)                (LOSS) LOCATION
                                                                  ----------------    ------------------------------------
    Net unrealized investment gains (losses):
       Unrealized gains (losses)                                  $        41,778     Other net realized investment gains
       Unrealized OTTI losses - OTTI on fixed maturity
        securities                                                           (495)    OTTI on fixed maturity securities
       Unrealized OTTI losses - OTTI on other securities                   (7,657)    Other net realized investment gains
                                                                  ----------------
          Unrealized investment gains (losses), before
           income tax                                                      33,626
       Deferred income tax benefit (expense)                              (11,770)
                                                                  ----------------
               Unrealized investment gains (losses), net of
                income tax                                        $        21,856
                                                                  ================

    Pension and other postretirement plans (1):
       Amortization of prior service benefit                      $           756     General operating expenses
       Amortization of net actuarial losses                                (1,175)    General operating expenses
                                                                  ----------------
          Amortization of pension and other postretirement plan
           items, before income tax                                          (419)
       Deferred income tax benefit (expense)                                  147
                                                                  ----------------
               Amortization of pension and other postretirement
                plan items, net of income tax                     $          (272)
                                                                  ================

   (1) These accumulated other comprehensive income (loss) items are included in the computation of net periodic benefit costs. See Note 11 for further details.

  The components of accumulated other comprehensive income (loss) and related tax effects at December 31 were as follows:

                                                                                             2013              2012
                                                                                        ---------------    --------------
    Gross unrealized gains                                                              $     735,374      $   1,173,099
    Gross unrealized losses                                                                  (197,460)           (29,789)
    Gross unrealized losses - OTTI                                                              9,990             18,342
    Adjustment to deferred policy acquisition costs                                           (51,153)          (297,214)
    Adjustment to reserves                                                                    (80,705)          (190,979)
    Adjustment to unearned policy and contract fees                                            (7,048)            92,708
    Adjustment to pension and other postretirement plans                                       (3,848)           (13,997)
                                                                                        ---------------    --------------
                                                                                              405,150            752,170
    Deferred federal income tax expenses                                                     (136,042)          (259,704)
                                                                                        ---------------    --------------
          Net accumulated other comprehensive income (loss)                             $     269,108      $     492,466
                                                                                        ===============    ==============

(21) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

  Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2013 statutory results, the maximum amount available for the payment of dividends during 2014 by Minnesota Life Insurance Company without prior regulatory approval is $232,968.

  During the years ended December 31, 2013, 2012, and 2011 there were no dividends declared or paid to SFG.

  For the years ended December 31, 2013, 2012 and 2011 there were no capital contributions from SFG to the Company.

(22) COMMITMENTS AND CONTINGENCIES

  The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

  The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2013 and 2012, these securities were reported at fair value of $28,703 and $48,161, respectively.

  The Company has long-term commitments to fund alternative investments and real estate investments totaling $307,724 as of December 31, 2013. The Company estimates that $123,000 of these commitments will be invested in 2014, with the remaining $184,724 invested over the next four years.

  As of December 31, 2013, the Company had committed to originate mortgage loans totaling $137,833 but had not completed the originations.

  As of December 31, 2013, the Company had committed to purchase corporate fixed maturity securities totaling $5,500 but had not completed the purchase transactions.

  As of December 31, 2013, the Company had committed to purchase loan-backed securities totaling $11,914 but had not completed the purchase transactions.

  The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows: 2014, $11,267; 2015, $11,267; 2016, $11,267; 2017, $11,267; 2018, $11,267. The
  Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2014, $617; 2015, $606; 2016, $434; 2017,
  $304; 2018, $276. Lease expense, net of sub-lease income, for the years ended December 31, 2013, 2012 and 2011 was $8,672, $8,731, and $8,649, respectively.
  The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2014, $3,593; 2015, $2,940; 2016, $2,240; 2017,
  $1,593; 2018, $379.

  At December 31, 2013, the Company had guaranteed the payment of $50,400 of policyholder dividends and discretionary amounts payable in 2014. The Company has pledged fixed maturity securities, valued at $55,590 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

  The Company has a 100% coinsurance agreement for its individual disability line within its Corporate business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2013 and 2012, the assets held in trust were $561,177 and $582,178, respectively. These assets are not reflected on the accompanying consolidated balance sheets.

  Occasionally, the Company will occasionally enter into loan guarantees for general agents. Management does not consider an accrual necessary relating to these guarantees.

  In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

  In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

  The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2016. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2013 and 2012 was approximately $4,735 and $2,516, respectively.

  The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2013 and 2012, the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $2,864 and $2,267 as of December 31, 2013 and 2012, respectively. These assets are being amortized over a five-year period.

(23) STATUTORY ACCOUNTING PRACTICES

  The Company's insurance operations, domiciled in various states, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the regulatory authority of the state of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 21 for discussion of statutory dividend limitations.

  The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiaries exceeded the minimum RBC requirements for the years ended December 31, 2013, 2012 and 2011.

  The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company's insurance operations reported net income of $123,126, $137,877 and $128,147 in 2013, 2012 and 2011, respectively.
  Statutory surplus of these operations was $2,329,680 and $2,181,829 as of December 31, 2013 and 2012, respectively.

(24) SUBSEQUENT EVENTS

  The Company evaluated subsequent events through March 4, 2014, the date these financial statements were issued. There were no material subsequent events that required recognition or further disclosure in the Company's financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2013
                                 (IN THOUSANDS)

                                                                                                   AS SHOWN
                                                                                                    ON THE
                                                                                                 CONSOLIDATED
TYPE OF INVESTMENT                                              COST (3)          VALUE        BALANCE SHEET (1)
                                                              -----------      -----------     -----------------
Fixed maturity securities
 U.S. government                                              $   334,064      $   349,284        $   349,284
 Agencies not backed by the full faith and
  credit of the U.S. government                                   381,881          359,864            359,864
 Foreign governments                                               44,558           48,422             48,422
 Public utilities                                                 760,486          800,295            800,295
 Asset-backed securities                                          432,732          450,106            450,106
 Mortgage-backed securities                                     3,043,851        3,094,304          3,094,304
 All other corporate fixed maturity securities                  5,785,305        6,049,205          6,049,205
                                                              -----------      -----------     -----------------
  Total fixed maturity securities                              10,782,877       11,151,480         11,151,480
                                                              -----------      -----------     -----------------
Equity securities:
 Common stocks:
  Public utilities                                                 28,333           29,205             29,205
  Banks, trusts and insurance companies                           174,516          193,694            193,694
  Industrial, miscellaneous and all other                         118,537          167,498            167,498
 Nonredeemable preferred stocks                                    14,722           13,012             13,012
                                                              -----------      -----------     -----------------
  Total equity securities                                         336,108          403,409            403,409
                                                              -----------      -----------     -----------------
Mortgage loans on real estate                                   1,760,316           xxxxxx          1,760,316
Real estate (2)                                                     4,560           xxxxxx              4,560
Policy loans                                                      356,696           xxxxxx            356,696
Other investments                                                 302,577           xxxxxx            302,577
Alternative investments                                           407,663           xxxxxx            495,219
Derivative investments                                            224,375           xxxxxx            224,375
Fixed maturity securities on loan                                  40,659           xxxxxx             40,662
Equity securities on loan                                           1,403           xxxxxx              1,656
                                                              -----------      -----------     -----------------
     Total                                                      3,098,249           xxxxxx          3,186,061
                                                              -----------      -----------     -----------------
Total investments                                             $14,217,234           xxxxxx        $14,740,950
                                                              ===========      ===========     =================

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $4,560.
(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (IN THOUSANDS)


                                          AS OF DECEMBER 31,
                       --------------------------------------------------------
                                     FUTURE POLICY
                        DEFERRED        BENEFITS,                  OTHER POLICY
                         POLICY      LOSSES, CLAIMS                 CLAIMS AND
                       ACQUISITION   AND SETTLEMENT   UNEARNED       BENEFITS
      SEGMENT             COSTS       EXPENSES (1)   PREMIUMS (2)     PAYABLE
---------------------  ------------  -------------- -------------  ------------
2013:
   Life insurance       $  826,529    $  5,389,801   $   276,458    $  410,247
   Accident and
      health insurance      16,276         659,416        42,588        54,764
   Annuity                 195,581       5,175,368            33           106
                       ------------  -------------- -------------  ------------
                        $1,038,386    $ 11,224,585   $   319,079    $  465,117
                       ============  ============== =============  ============

2012:
   Life insurance       $  534,160    $  4,575,182   $   166,531    $  372,889
   Accident and
      health insurance      18,449         700,621        41,602        48,857
   Annuity                 132,608       5,430,037            50           129
                       ------------  -------------- -------------  ------------
                        $  685,217    $ 10,705,840   $   208,183    $  421,875
                       ============  ============== =============  ============

2011:
   Life insurance       $  547,299    $  4,032,968   $   138,391    $  311,251
   Accident and
      health insurance      22,400         706,414        33,280        38,164
   Annuity                 125,048       5,319,429            20            60
                       ------------  -------------- -------------  ------------
                        $  694,747    $ 10,058,811   $   171,691    $  349,475
                       ============  ============== =============  ============

                                          FOR THE YEARS ENDED DECEMBER 31,
                       --------------------------------------------------------------------------------------
                                                       BENEFITS,     AMORTIZATION
                                                        CLAIMS,      OF DEFERRED
                                          NET         LOSSES AND       POLICY         OTHER
                          PREMIUM      INVESTMENT     SETTLEMENT     ACQUISITION    OPERATING    PREMIUMS
      SEGMENT           REVENUE (3)      INCOME      EXPENSES (5)       COSTS       EXPENSES      WRITTEN (4)
---------------------  ------------   ------------   ------------   ------------- -------------  ------------
2013:
   Life insurance       $1,942,327     $  384,771     $1,783,404     $   144,101   $   678,755
   Accident and
      health insurance     255,050          9,404         94,898           9,837       136,553
   Annuity                 192,109        244,833        238,852          31,852       178,682
                       ------------   ------------   ------------   ------------- -------------  ------------
                        $2,389,486     $  639,008     $2,117,154     $   185,790   $   993,990    $        -
                       ============   ============   ============   ============= =============  ============

2012:
   Life insurance       $1,837,046     $  363,692     $1,649,410     $   138,796   $   622,318
   Accident and
      health insurance     215,540         10,117         86,697          10,481       119,309
   Annuity                 165,249        255,524        251,870          31,190       152,461
                       ------------   ------------   ------------   ------------- -------------  ------------
                        $2,217,835     $  629,333     $1,987,977     $   180,467   $   894,088    $        -
                       ============   ============   ============   ============= =============  ============

2011:
   Life insurance       $1,678,480     $  343,629     $1,508,414     $   121,768   $   581,951
   Accident and
      health insurance     194,097         10,597         77,830           9,940       113,393
   Annuity                 204,774        263,898        300,639          37,473       142,049
                       ------------   ------------   ------------   ------------- -------------  ------------
                        $2,077,351     $  618,124     $1,886,883     $   169,181   $   837,393    $        -
                       ============   ============   ============   ============= =============  ============

   (1)  Includes policy and contract account balances
   (2)  Includes unearned policy and contract fees
   (3)  Includes policy and contract fees
   (4)  Applies only to property and liability insurance
   (5) Includes interest credited to policies and contracts and policyholder dividends

See accompanying report of independent registered public accounting firm.

                           SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                 (IN THOUSANDS)


                                                                                                                         PERCENTAGE
                                                                    CEDED TO         ASSUMED FROM                        OF AMOUNT
                                                  GROSS              OTHER              OTHER                NET          ASSUMED
                                                  AMOUNT           COMPANIES          COMPANIES            AMOUNT          TO NET
                                             -----------------  -----------------  -----------------  ------------------ ----------
2013:   Life insurance in force               $   970,957,949    $   279,636,709    $       755,793    $    692,077,033       0.1%
                                             =================  =================  =================  ==================
        Premiums:
             Life insurance                   $     1,950,364    $       482,370    $        28,737    $      1,496,731       1.9%
             Accident and health insurance            326,696             74,834              3,188             255,050       1.2%
             Annuity                                   34,325                  -                  -              34,325       0.0%
                                             -----------------  -----------------  -----------------  ------------------
                  Total premiums              $     2,311,385    $       557,204    $        31,925    $      1,786,106       1.8%
                                             =================  =================  =================  ==================

2012:   Life insurance in force               $   851,766,646    $   223,184,654    $       868,248    $    629,450,240       0.1%
                                             =================  =================  =================  ==================
        Premiums:
             Life insurance                   $     1,740,495    $       347,617    $        22,871    $      1,415,749       1.6%
             Accident and health insurance            311,291             98,612              2,861             215,540       1.3%
             Annuity                                   32,539                  -                  -              32,539       0.0%
                                             -----------------  -----------------  -----------------  ------------------
                  Total premiums              $     2,084,325    $       446,229    $        25,732    $      1,663,828       1.5%
                                             =================  =================  =================  ==================

2011:   Life insurance in force               $   771,937,513    $   189,269,664    $       897,972    $    583,565,821       0.2%
                                             =================  =================  =================  ==================
        Premiums:
             Life insurance                   $     1,516,771    $       275,426    $        24,382    $      1,265,727       1.9%
             Accident and health insurance            278,537             88,259              3,819             194,097       2.0%
             Annuity                                   82,175                  -                  -              82,175       0.0%
                                             -----------------  -----------------  -----------------  ------------------
                  Total premiums              $     1,877,483    $       363,685    $        28,201    $      1,541,999       1.8%
                                             =================  =================  =================  ==================

See accompanying report of independent registered public accounting firm.

PART C:  OTHER INFORMATION

Item
Number  Caption in Part C

26.     Exhibits

27.     Directors and Officers of the Minnesota Life Insurance Company

28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

29.     Indemnification

30.     Principal Underwriters

31.     Location of Accounts and Records

32.     Management Services

33.     Fee Representation

PART C:  OTHER INFORMATION

Item 26.  Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27.  Directors and Officers of the Minnesota Life Insurance Company

Name and Principal                        Position and Offices
Business Address                          with Minnesota Life
--------------------------------          -------------------------------------
Brian C. Anderson                         Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Eric J. Bentley                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Michael P. Boyle                          Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Mary K. Brainerd                          Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN 55425

John W. Castro                            Director
898 Glouchester Street
Boca Raton, FL 33487

Gary R. Christensen                       Director, Senior Vice President,
Minnesota Life Insurance Company          Attorney-in-Fact,
400 Robert Street North                   General Counsel and Secretary
St. Paul, MN 55101

Susan L. Ebertz                           Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Robert J. Ehren                           Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Julio A. Fesser                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Craig J. Frisvold                         Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Sara H. Gavin                             Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN 55437


Eric B. Goodman                           Director
101 North 7th St
Suite 202
Louisville, KY 40202


John F. Grundhofer                        Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN 55402



Christopher M Hilger                      Director and Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

John H. Hooley                            Director
4623 McDonald Drive Overlook
Stillwater, MN 55082

Daniel H. Kruse                           Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

David J. LePlavy                          Senior Vice President, Treasurer
Minnesota Life Insurance Company          and Controller
400 Robert Street North
St. Paul, MN 55101



Jean Delaney Nelson                       Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Maria H. O'Phelan                         Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Kathleen L. Pinkett                       Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101



Trudy A. Rautio                           Director
Carlson
701 Carlson Parkway
Minnetonka, MN 55305-8215

Robert L. Senkler                         Chairman, President and Chief
Minnesota Life Insurance Company          Executive Officer
400 Robert Street North
St. Paul, MN 55101

Bruce P. Shay                             Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Nancy R. Swanson                          Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101


Loyall E. Wilson                          Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101



Warren J. Zaccaro                         Director, Executive Vice President
Minnesota Life Insurance Company          and Chief Financial Officer
400 Robert Street North
St. Paul, MN 55101

Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Individual Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Casualty Company
     CNL Financial Corporation (Georgia)
     Capital Financial Group, Inc. (Maryland)
     H. Beck, Inc. (Maryland)
     CFG Insurance Services, Inc. (Maryland)
     Ochs, Inc.

     Securian Casualty Company

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, LLC (Indiana)
     Securian Life Insurance Company
     American Modern Life Insurance Company
     Balboa Life Insurance Company
     Balboa Life Insurance Company of New York
     Marketview Properties, LLC
     Marketview Properties II, LLC

     Marketview Properties III, LLC

     Marketview Properties IV, LLC

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Oakleaf Service Corporation
     Vivid Print Solutions, Inc.
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of CNL Financial Corporation:


     Cherokee National Life Insurance Company (Georgia)


Wholly-owned subsidiary of American Modern Life Insurance Company:

     Southern Pioneer Life Insurance Company

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance
Company:

     Securian Funds Trust

Majority-owned subsidiary of Securian Financial Group, Inc.:

     Securian Trust Company, N.A.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29.  Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriters

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

          Variable Fund D
          Variable Annuity Account
          Minnesota Life Variable Life Account
          Minnesota Life Individual Variable Universal Life Account Minnesota Life Variable Universal Life Account
          Securian Life Variable Universal Life Account

     (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., of each director and officer of Securian Financial Services, Inc. is as follows:

Name and Principal                        Positions and Offices
Business Address                          with Underwriter
--------------------------------          -------------------------------------
George I. Connolly                        President, Chief Executive
Securian Financial Services, Inc.         Officer and Director
400 Robert Street North
St. Paul, MN 55101

Suzanne M. Chochrek                       Vice President - Business and
Securian Financial Services, Inc.         Market Development
400 Robert Street North
St. Paul, MN 55101

Gary R. Christensen                       Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Peter G. Berlute                          Vice President - Business
Securian Financial Services, Inc.         Operations and Treasurer
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                          Senior Vice President, Chief
Securian Financial Services, Inc.         Compliance Officer and Secretary
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                         Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


Name of            Net Underwriting  Compensation on
Principal            Discounts and    Redemption or   Brokerage     Other
Underwriter           Commissions     Annuitization  Commissions Compensation
------------------ ----------------- --------------- ----------- ------------
Securian Financial
   Services, Inc.  $     8,347,795               --          --           --


Item 31.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32.  Management Services

None.

Item 33.  Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable universal life insurance policies which are the subject of this Registration Statement, the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Individual Variable Universal Life Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and State of Minnesota on the 21st day of November, 2014.


                                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                                       UNIVERSAL LIFE ACCOUNT
                                                    (Registrant)

                                       By: MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)

                                       By /s/ Robert L. Senkler
                                          -------------------------------------
                                                   Robert L. Senkler
                                                Chairman of the Board,
                                          President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and State of Minnesota on the 21st day of November, 2014.


                                       MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)

                                       By /s/ Robert L. Senkler
                                          -------------------------------------
                                                   Robert L. Senkler
                                                Chairman of the Board,
                                          President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated.


       Signature           Title                               Date
-----------------------    ---------------------------------   ----------------
/s/ Robert L. Senkler      Chairman, President and             November 21, 2014
-----------------------
Robert L. Senkler          Chief Executive Officer

*                          Director
-----------------------
Mary K. Brainerd

*                          Director
-----------------------
John W. Castro

*                          Director
-----------------------
Gary R. Christensen

*                          Director
-----------------------
Sara H. Gavin

*                          Director
-----------------------
Eric B. Goodman

*                          Director
-----------------------
John F. Grundhofer

*                          Director
-----------------------
Christopher M. Hilger

*                          Director
-----------------------
John H. Hooley

*                          Director
-----------------------
Trudy A. Rautio

*                          Director
-----------------------
Bruce P. Shay

*                          Director
-----------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro      Executive Vice President            November 21, 2014
-----------------------    and Chief Financial Officer
Warren J. Zaccaro          (chief financial officer)


/s/ Warren J. Zaccaro      Executive Vice President            November 21, 2014
-----------------------    and Chief Financial Officer
Warren J. Zaccaro          (chief accounting officer)


/s/ David J. LePlavy       Senior Vice President, Treasurer    November 21, 2014
-----------------------    and Controller
David J. LePlavy           (treasurer)


/s/ Gary R. Christensen    Director, Attorney-in-Fact,         November 21, 2014
-----------------------    Senior Vice President,
Gary R. Christensen        General Counsel and Secretary



* Pursuant to power of attorney dated October 20, 2014, a copy of which is filed herewith.

                                 EXHIBIT INDEX


Exhibit Number  Description of Exhibit
--------------  -----------------------------------------------------------------------------------------------------------------
26(a)           Resolution of the Board of Directors of Minnesota Life Insurance Company establishing the Minnesota Life
                Individual Variable Universal Life Account, previously filed on July 16, 2007 as exhibit 26(a) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Initial
                Registration Statement, is hereby incorporated by reference.

26(b)           Not Applicable.

26(c)(1)        Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(1) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(c)(2)        General Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(2) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(c)(3)        The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian Financial
                Services, Inc., previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant's Form N-4, File
                Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

26(d)(1)        ML Premier Variable Universal Life Policy, form ICC 12-665, previously filed on April 25, 2013 as exhibit 26(d)(1)
                to Registrant's Form N-6, File Number 333-183590, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(d)(2)        Children's Term Agreement, form ICC 09-904U, previously filed on August 28, 2012 as exhibit 26(d)(2) to Minnesota
                Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement
                is hereby incorporated by reference.

26(d)(3)        Waiver of Charges Agreement, form ICC 12-919, previously filed on August 28, 2012 as exhibit 26(d)(3) to Minnesota
                Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement
                is hereby incorporated by reference.

26(d)(4)        Allocation Options for Variable Indexed Universal Life, previously filed on August 28, 2012 as exhibit 26(d)(4) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration
                Statement is hereby incorporated by reference.

26(d)(5)        Term Insurance Agreement, form 06-944R, previously filed on August 28, 2012 as exhibit 26(d)(5) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement is
                hereby incorporated by reference.

26(d)(6)        Accelerated Death Benefit Agreement, form ICC 12-931U, previously filed on August 28, 2012 as exhibit 26(d)(6) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration
                Statement is hereby incorporated by reference.

26(d)(7)        Waiver of Premium Agreement, form 06-917, previously filed on August 28, 2012 as exhibit 26(d)(7) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement is
                hereby incorporated by reference.

26(d)(8)        Early Values Agreement, form 08-939, previously filed on August 28, 2012 as exhibit 26(d)(8) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement is
                hereby incorporated by reference.

26(d)(9)        Long Term Care Agreement, form ICC 12-932, previously filed on August 28, 2012 as exhibit 26(d)(9) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement is
                hereby incorporated by reference.

26(d)(10)       Guaranteed Insurability Option, form ICC 09-915, previously filed on August 28, 2012 as exhibit 26(d)(10) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration
                Statement is hereby incorporated by reference.

26(d)(11)       Overloan Protection Agreement, form 09-911, previously filed on August 28, 2012 as exhibit 26(d)(11) to Minnesota
                Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement
                is hereby incorporated by reference.

26(d)(12)       Inflation Agreement, form ICC 11-916, previously filed on August 28, 2012 as exhibit 26(d)(12) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration Statement is
                hereby incorporated by reference.

26(d)(13)       Income Protection Agreement, form 12-302, previously filed on February 27, 2013 as exhibit 26(d)(13) to Minnesota
                Life Individual Variable Universal Life Accounts Form N-6, File Number 333-183590, Post-Effective Amendment
                Number 1, is hereby incorporated by reference.

26(d)(14)       Guaranteed Income Agreement, form 12-303, previously filed on February 27, 2013 as exhibit 26(d)(14) to Minnesota
                Life Individual Variable Universal Life Accounts Form N-6, File Number 333-183590, Post-Effective Amendment
                Number 1, is hereby incorporated by reference.

26(d)(15)       Premium Deposit Account Agreement, form 14-20005, previously filed on September 17, 2014 as exhibit 26(d)(15) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective
                Amendment Number 4, is hereby incorporated by reference.


26(e)(1)        Application Part 1 - New Issue, form F59410 Rev 8-2012, previously filed on August 28, 2012 as exhibit 26(e)(1) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Initial Registration
                Statement is hereby incorporated by reference.

26(e)(2)        Application Part 3 - New Issue, form ICC 12-59536 1-2012, previously filed on February 27, 2013 as exhibit 26(e)(2)
                to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(e)(3)        Policy Change Application Part 3 (Underwriting) - Agreements and Authorizations, form ICC 12-59534 1-2012, previously filed on February 27, 2013 as exhibit 26(e)(3) to Minnesota Life Individual Variable Universal Life
                Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(e)(4)        Policy Change Application - No Underwriting Required, form F59537 Rev 1-2012, previously filed on February 27, 2013 as exhibit 26(e)(4) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-
                183590, Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(e)(5)        Policy Change Application Part 1 - (Underwriting Required), form F59538 Rev 8-2012, previously filed on
                August 28, 2012 as exhibit 26(e)(5) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                File Number 333-183590, Initial Registration Statement is hereby incorporated by reference.

26(e)(6)        Application Part 2, form ICC 12-59572 1-2012, previously filed on February 27, 2013 as exhibit 26(e)(6) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(e)(7)        Application Part 2, form ICC 12-59573 1-2012, previously filed on February 27, 2013 as exhibit 26(e)(7) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(e)(8)        Application Part 2, form ICC 12-59573-T 1-2012, previously filed on February 27, 2013 as exhibit 26(e)(8) to
                Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(f)(1)        Restated Certificate of Incorporation of the Depositor, previously filed as exhibit 27(f)(1) to Minnesota Life's
                Variable Life Account's Form N-6, File Number 333-109853, Initial Registration Statement, on October 21, 2003,
                is hereby incorporated by reference.

26(f)(2)        Bylaws of the Depositor, previously filed as exhibit 26(f)(2) to Minnesota Life Variable Life Account's Form N-6,
                File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

26(g)           YRT Reinsurance Template; Reinsurance Agreement between Minnesota Life Insurance Company and Reinsurer, previously filed on December 14, 2007 as exhibit 26(g) to Minnesota Life Individual Variable Universal Life Account's
                Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(1)(i)     Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance
                Company, previously filed on September 30, 2014 as Exhibit 24(b)(8)(a) to Variable Annuity Account's Form N-4,
                File Number 333-182763, Post-Effective Amendments 8 and 239, is hereby incorporated by reference.

26(h)(1)(ii)    Shareholder Information Agreement among Securian Funds Trust and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post
                Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(2)(i)     Fund Participation Agreement by and among Minnesota Life Insurance Company, Financial Investors Variable
                Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc., previously filed on December 7, 2007 as exhibit 26(h)(4)(i) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(2)(ii)    Rule 22c-2 Agreement by and between Financial Investors Variable Insurance Trust and Minnesota Life Insurance
                Company, previously filed on December 7, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life Individual Variable
                Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(2)(iii)   Amendment Number One to the Participation Agreement among Minnesota Life Insurance Company, Financial Investors
                Variable Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc. filed on February 25, 2010 as exhibit 24(b)(8)(aa)(i) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective
                Amendments 11 and 161 is hereby incorporated by reference.

26(h)(2)(iv)    Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Financial Investors
                Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on April 27, 2010 as exhibit 26(h)(18)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective
                Amendment Numbers 30 and 78, is hereby incorporated by reference.

26(h)(2)(v)     Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company, Financial Investors
                Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed as Exhibit 26(h)(18)(iv)
                to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on
                April 25, 2014, is hereby incorporated by reference.

26(h)(2)(vi)    Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company, Financial Investors
                Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed as Exhibit 26(h)(18)(v)
                to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on
                April 25, 2014, is hereby incorporated by reference.

26(h)(2)(vii)   Amendment Number Five to Participation Agreement among Minnesota Life Insurance Company, Financial Investors
                Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed as Exhibit 26(h)(18)(vi)
                to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on
                April 25, 2014, is hereby incorporated by reference.

26(h)(3)(i)     Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin
                Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(14)(i) to
                Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on
                April 30, 2003, is hereby incorporated by reference.

26(h)(3)(ii)    Amendment to Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products
                Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
                Exhibit 27(h)(14)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective
                Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(3)(iii)   Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust,
                Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
                Exhibit 27(h)(14)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective
                Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(3)(iv)    Amendment No. 3 to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust,
                Franklin Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc,
                previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233,
                Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(3)(v)     Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc.,
                previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395,
                Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(3)(vi)    Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(q)(v) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment
                Number 2, is hereby incorporated by reference.

26(h)(3)(vii)   Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company
                previously filed on September 6, 2007, as exhibit 24(c)(i)(u) to Variable Annuity Account's Form N-4,
                File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(3)(viii)  Amendment No. 6 to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc.,
                previously filed on December 14, 2007 as exhibit 26(h)(5)(viii) to Minnesota Life Individual Variable Universal
                Life Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(3)(ix)    Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc. Minnesota Life Insurance Company and Securian Financial Services, Inc.
                effective August 16, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(m)(vii) to Variable Annuity
                Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(3)(x)     Amendment No. 7 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products
                Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services,
                Inc., previously filed as Exhibit 26(h)(12)(x) to Minnesota Life Variable Life Account's Form N-6, File
                Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(3)(xi)    Participation Agreement Addendum dated May 1, 2012 among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc.,
                previously filed as Exhibit 26(h)(12)(xi) to Minnesota Life Variable Life Account's Form N-6, File
                Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(3)(xii)   Amendment No. 8 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products
                Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services,
                Inc., previously filed as Exhibit 26(h)(12)(xii) to Minnesota Life Variable Life Account's Form N-6, File
                Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(3)(xiii)  Amendment No. 10 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products
                Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services,
                Inc., previously filed as Exhibit 26(h)(12)(xiii) to Minnesota Life Variable Life Account's Form N-6, File
                Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(4)(i)     Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing
                Corporation and Minnesota Life Insurance Company, previously filed on December 14, 2007 as exhibit 26(h)(7)(i)
                to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(h)(4)(ii)    Schedule A to the Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc.,
                Vanguard Marketing Corporation and Minnesota Life Insurance Company as Amended as of September 1, 2012, previously filed as Exhibit 26(h)(7)(ii)  to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                Number 333-144604, Post-Effective Amendment Number 17 on April 25, 2014, is hereby incorporated by reference.

26(h)(4)(iii)   Schedule A to the Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc.,
                Vanguard Marketing Corporation and Minnesota Life Insurance Company as Amended as of May 1, 2014, previously filed as Exhibit 26(h)(7)(iii) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                File Number 333-144604, Post-Effective Amendment Number 17 on April 25, 2014, is hereby incorporated by reference.

26(h)(5)(i)     Participation Agreement as of September 19, 2003 between Minnesota Life Insurance Company and Waddell & Reed, Inc.
                previously filed as Exhibit 27(h)(15) to Registrant's Form N-6, File Number 333-96383, Pre-Effective Amendment #1,
                on February 19, 2004, is hereby incorporated by reference.

26(h)(5)(ii)    Amendment Number One to the Target Funds Participation Agreement among Minnesota Life Insurance Company,
                Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life
                Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006,
                is hereby incorporated by reference.

26(h)(5)(iii)   Shareholder Information Agreement among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life
                Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to Registrant's Form N-6, File
                Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(5)(iv)    Second Amendment to Target Funds Participation Agreement by and among Minnesota Life Insurance Company,
                Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed on December 14, 2007 as exhibit 26(h)(8)(iv)
                to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(v)     Second Amendment to the Target Funds Participation Agreement among Minnesota Life Insurance Company,
                Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)(8)(ii) to Variable Annuity
                Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 6 on February 27, 2009, is hereby incorporated by reference.

26(h)(5)(vi)    Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc., Ivy Funds Variable Insurance
                Portfolios, and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(n)(iii)
                to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is
                hereby incorporated by reference.

26(h)(5)(vii)   Fourth Amendment to Ivy Funds Variable Insurance Portfolios Participation Agreement (Excludes Products Sold
                Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell & Reed, Inc., and Ivy Funds
                Variable Insurance Portfolios, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account's
                Form N-6, File Number 33-3233, Post- Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.

26(i)(1)(i)     Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company,
                previously filed as Exhibit 24(c)8(q) to Variable Annuity Account's Form N-4, File Number 333-91784,
                Post-Effective Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.

26(i)(1)(ii)    First Amendment to Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the Securian Life Variable
                Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)(i)     Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company,
                previously filed as Exhibit 24(c)8(r) to Variable Annuity Account's Form N-4, File Number 333-91784,
                Post-Effective Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.

26(i)(2)(ii)    First Amendment to Administration Agreement between Securian Financial Group, Inc. and State Street Bank and
                Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable Universal
                Life Account's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(3)        Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc.,
                previously filed as Exhibit 8(d) to Variable Annuity Account's Form N-4, File Number 811-4294, Post-Effective
                Amendment Number 193, on July 20, 2012, is hereby incorporated by reference.

26(j)           Not Applicable.

26(k)           Opinion and Consent of Timothy E. Wuestenhagen.

26(l)           Actuarial Opinion of Robert J. Ehren, FSA, CLU.

26(m)           Calculation.

26(n)           Consent of KPMG.

26(o)           Not Applicable.

26(p)           Not Applicable.

26(q) Redeemability exemption, previously filed on December 14, 2007 as exhibit 26(q) to Minnesota Life Individual Variable
                Universal Life Account's Form N-6, File Number 333-144604,
                Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(r)           Minnesota Life Insurance Company - Power of Attorney to Sign
                Registration Statements.